      Supplement to Prospectus for Phoenix Dimensions(R) Variable Annuity
                       PHL Variable Accumulation Account


This supplement amends the prospectus dated May 1, 2008 and should be read with that prospectus. This supplement and the related prospectus together constitute a new prospectus dated August 18, 2008.


            The following changes are effective on August 18, 2008

Subject to state approval, the following new optional guaranteed benefit riders are available for purchase with the contract:
    . Phoenix Flexible Withdrawal Protector/SM/: A Guaranteed Minimum Withdrawal Benefit which is also offered with an Extended Care Enhancement for an additional fee

    . Phoenix Retirement Protector/SM/: A Flexible Combination Benefit Rider providing a GMWB and GMAB which is also offered with a guaranteed minimum death benefit for an additional fee

Except where specified, all terms and conditions that apply to Phoenix Flexible Withdrawal Protector apply equally whether or not you have added the Extended Care Enhancement and all terms and conditions that apply to Phoenix Retirement Protector apply equally whether or not you have added the guaranteed minimum death benefit.

Once Phoenix Flexible Withdrawal Protector is approved in a state and we make it available, GMWB 2007 will no longer be available to applicants in that state. In addition to Phoenix Flexible Withdrawal Protector and Phoenix Retirement Protector which are described below, the contract offers a guaranteed minimum accumulation benefit (GMAB) and a guaranteed minimum income benefit (GMIB), each of which can be elected separately. You may elect only one of these riders for your contract and currently the riders are only available at the time you buy the contract. Each rider has its own fee, is intended to provide certain benefits, and may entail certain risks. This supplement along with the prospectus provides information about those factors for the riders available with the contract. You should carefully consider these factors in consultation with your registered representative to determine if electing an optional guaranteed benefit is suitable for your goals. You should know that once a guaranteed benefit is terminated, you cannot re-elect or reinstate it. Any amounts payable under an optional guaranteed benefit in excess of your Contract Value are based on the claims-paying ability of PHL Variable Insurance Company.

      The following changes are made to the prospectus dated May 1, 2008

The following paragraph is added as the last paragraph in the section called "Overview" on page 8.

   You may elect one of the following optional benefits with the contract:

    .  a Guaranteed Minimum Accumulation Benefit (GMAB),

    .  a Guaranteed Minimum Income Benefit (GMIB),

    . a Guaranteed Minimum Withdrawal Benefit (GMWB), also called Phoenix Flexible Withdrawal Protector/SM/, available, for an additional fee, with an Extended Care Enhancement, or

    . a Flexible Combination Benefit Rider providing a GMWB and GMAB, also called Phoenix Retirement Protector/SM/, available, for an additional fee, with a guaranteed minimum death benefit.

We call these benefits "Optional Guaranteed Benefits". These benefits are provided by rider and have their own fees. If you elect an Optional Guaranteed Benefit other than GMIB, you must allocate all premium and contract value to an asset allocation program we approve for use with these riders. Taking withdrawals from the contract while the Phoenix Flexible Withdrawal Protector or Phoenix Retirement Protector is in effect may reduce the benefits of the riders. For more information, see "Deductions and Charges", "Additional Programs" and "Optional Benefits".

The narrative preceding the table of "Optional Benefit Fees" on page 5 is deleted and replaced with the following.

This table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including annual fund fees and expenses, if you elect an optional benefit. These fees are charged in addition to the annual Separate Account Expenses.

Only one of the following optional guaranteed benefits can be elected. Consult with your financial advisor as to whether the GMAB, the GMIB, the Phoenix Flexible Withdrawal Protector or the Phoenix Retirement Protector fits your particular needs.

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The following information is added to the table of "Optional Benefit Fees" beginning on page 5.

                  PHOENIX FLEXIBLE WITHDRAWAL PROTECTOR/SM /
           GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB) RIDER FEE/1/
              Available August 18, 2008 subject to state approval

---------------------------------------------------------------------------------------------------
   Fees are expressed as a percentage of the greater of the Benefit Base/2/ and Contract Value
---------------------------------------------------------------------------------------------------
                                                             Single Life Option Spousal Life Option
Maximum fee without Extended Care Enhancement...............           2.50%              2.50%
Maximum additional fee to add Extended Care Enhancement.....           0.50%              0.50%

Range of current fees without Extended Care Enhancement /3/.     1.35%-0.50%        1.70%-0.70%
Current additional fee to add Extended Care Enhancement/3/..           0.20%              0.20%
---------------------------------------------------------------------------------------------------

                       PHOENIX RETIREMENT PROTECTOR/SM /
                   FLEXIBLE COMBINATION BENEFIT RIDER FEE/1/
              Available August 18, 2008 subject to state approval

-------------------------------------------------------------------------------------------------------
           Fees are expressed as a percentage of the greatest of the GMWB Benefit Base/2/,
                               GMAB Benefit Base/2/ and Contract Value
-------------------------------------------------------------------------------------------------------
                                                                 Single Life Option Spousal Life Option
Maximum fee without optional Guaranteed Minimum Death
  Benefit.......................................................           2.75%              2.75%
Maximum additional fee to add optional Guaranteed Minimum
  Death Benefit.................................................           0.50%              0.50%

Range of current fees without optional Guaranteed Minimum Death
  Benefit/4/....................................................     1.70%-0.85%        2.05%-1.05%
Current additional fee to add optional Guaranteed Minimum Death
  Benefit/4/....................................................           0.30%              0.30%
-------------------------------------------------------------------------------------------------------

/1/The maximum fee shown in this table is the highest fee for this rider. A different fee applies to various asset allocation options as shown below. If you choose this rider, you must allocate all premium and contract value to an approved asset allocation program. If you transfer from one asset allocation program or option to another during a rider year, the fee percentage you will pay for the rider will be the highest rider fee associated with the various asset allocation programs in which your contract value was invested during that rider year. The rider fee is deducted on each contract anniversary when the rider is in effect for your contract and is generally deducted on a pro rata basis from each investment option and, if allocation to the GIA and MVA is then permitted, the GIA and the MVA in which the contract has value. Upon contract surrender or rider termination, we will deduct a portion of the annual rider fee for the portion of the contract year elapsed from the surrender proceeds or the contract value, respectively.

/2/The Benefit Base for Phoenix Flexible Withdrawal Protector, and the GMAB
   Benefit Base and the GMWB Benefit Base under the Phoenix Retirement Protector rider are amounts we calculate solely to determine the value of the benefit(s) provided by the rider and unlike the Contract Value, are not available for withdrawals or surrenders. These amounts are affected by various factors including withdrawals and premium payments. See the description of these riders in "Optional Benefits" for information about how each Benefit Base is calculated and used.

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/3/The current fees for the Phoenix Flexible Withdrawal Protector by asset allocation model are shown below.

Asset Allocation Models                                                           Single Life Option Spousal Life Option
.. AllianceBernstein VPS Balanced Wealth Strategy Portfolio.......................        0.75%              1.00%
.. AllianceBernstein VPS Wealth Appreciation Strategy Portfolio...................        1.35%              1.70%
.. Franklin Templeton Founding Investment Strategy................................        0.75%              1.00%
.. Franklin Templeton Perspectives Allocation Model...............................        0.85%              1.10%
.. Phoenix Dynamic Asset Allocation Series: Aggressive Growth.....................        1.35%              1.70%
.. Phoenix Dynamic Asset Allocation Series: Growth................................        1.15%              1.45%
.. Phoenix Dynamic Asset Allocation Series: Moderate Growth.......................        0.85%              1.10%
.. Phoenix Dynamic Asset Allocation Series: Moderate..............................        0.50%              0.70%
.. Phoenix-Ibbotson Strategic Asset Allocation--Aggressive Portfolio..............        1.15%              1.45%
.. Phoenix-Ibbotson Strategic Asset Allocation--Moderately Aggressive Portfolio...        0.85%              1.10%
.. Phoenix-Ibbotson Strategic Asset Allocation--Moderate Portfolio................        0.75%              1.00%
.. Phoenix-Ibbotson Strategic Asset Allocation--Moderately Conservative Portfolio.        0.50%              0.70%
.. Phoenix-Ibbotson Strategic Asset Allocation--Conservative Portfolio............        0.50%              0.70%

We may change the current fees. If you accept an automatic step-up of the Benefit Base as provided by the rider, you will then pay the current fee in effect at the time of this step-up. See "Optional Benefits", "Phoenix Flexible Withdrawal Protector", and "Automatic Step-Up" for a description of the automatic step-up feature, the impact of a step-up on your rider fee, and how you may decline a step-up.

/4/The current fees for the Phoenix Retirement Protector rider by asset allocation model are shown below.

Asset Allocation Models                                                           Single Life Option Spousal Life Option
.. AllianceBernstein VPS Balanced Wealth Strategy Portfolio.......................        1.10%              1.35%
.. AllianceBernstein VPS Wealth Appreciation Strategy Portfolio...................        1.70%              2.05%
.. Franklin Templeton Founding Investment Strategy................................        1.10%              1.35%
.. Franklin Templeton Perspectives Allocation Model...............................        1.20%              1.50%
.. Phoenix Dynamic Asset Allocation Series: Aggressive Growth.....................        1.70%              2.05%
.. Phoenix Dynamic Asset Allocation Series: Growth................................        1.50%              1.80%
.. Phoenix Dynamic Asset Allocation Series: Moderate Growth.......................        1.20%              1.50%
.. Phoenix Dynamic Asset Allocation Series: Moderate..............................        0.85%              1.05%
.. Phoenix-Ibbotson Strategic Asset Allocation--Aggressive Portfolio..............        1.50%              1.80%
.. Phoenix-Ibbotson Strategic Asset Allocation--Moderately Aggressive Portfolio...        1.20%              1.50%
.. Phoenix-Ibbotson Strategic Asset Allocation--Moderate Portfolio................        1.10%              1.35%
.. Phoenix-Ibbotson Strategic Asset Allocation--Moderately Conservative Portfolio.        0.85%              1.05%
.. Phoenix-Ibbotson Strategic Asset Allocation--Conservative Portfolio............        0.85%              1.05%

We may change the current fees. If you elect an automatic step-up of the GMWB Benefit Base or make an elective step-up of the GMAB Benefit Base as provided by the rider, you will then pay the current fee in effect at the time of this step-up. See "Optional Benefits", "Phoenix Retirement Protector" for a description of the automatic step-up feature of the GMWB component and the elective step-up feature of the GMAB component of this rider, the impact of a step-up on your rider fee, and how you may decline an automatic step-up of the GMWB component.

The section called "Expense Examples" is deleted and replaced with the following:

EXPENSE EXAMPLES

These examples will help you compare the cost of investing in the contract if you elect the 5-Year Surrender Charge Schedule and the Phoenix Retirement Protector Rider with the optional Guaranteed Minimum Death Benefit at a maximum fee of 3.25%. These examples reflect the maximum charges under the contract and assume that optional benefit charges are assessed as a percentage of Contract Value.

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If you surrender your contract prior to the Maturity Date, or after the Maturity Date under Variable Annuity Payment Options K or L, your maximum costs would be:

Death Benefit Option 1
----------------------
1 Year                     3 Years                    5 Years                    10 Years
-----------------------------------------------------------------------------------------------------------
$1,478                     $2,916                     $4,256 (surrender)         $7,343
                                                      $4,035 (annuitize)

Death Benefit Option 2
----------------------
1 Year                     3 Years                    5 Years                    10 Years
-----------------------------------------------------------------------------------------------------------
$1,500                     $2,974                     $4,341 (surrender)         $7,458
                                                      $4,122 (annuitize)

Death Benefit Option 3
----------------------
1 Year                     3 Years                    5 Years                    10 Years
-----------------------------------------------------------------------------------------------------------
$1,500                     $2,974                     $4,341 (surrender)         $7,458
                                                      $4,122 (annuitize)

Death Benefit Option 4
----------------------
1 Year                     3 Years                    5 Years                    10 Years
-----------------------------------------------------------------------------------------------------------
$1,521                     $3,031                     $4,424 (surrender)         $7,570
                                                      $4,209 (annuitize)

If you do not surrender or annuitize your contract at the end of the applicable time period, your maximum costs would be:

Death Benefit Option 1
----------------------
1 Year                     3 Years                    5 Years                    10 Years
-----------------------------------------------------------------------------------------------------------
$872                       $2,517                     $4,035                     $7,343

Death Benefit Option 2
----------------------
1 Year                     3 Years                    5 Years                    10 Years
-----------------------------------------------------------------------------------------------------------
$896                       $2,577                     $4,122                     $7,458

Death Benefit Option 3
----------------------
1 Year                     3 Years                    5 Years                    10 Years
-----------------------------------------------------------------------------------------------------------
$896                       $2,577                     $4,122                     $7,458

Death Benefit Option 4
----------------------
1 Year                     3 Years                    5 Years                    10 Years
-----------------------------------------------------------------------------------------------------------
$919                       $2,638                     $4,209                     $7,570

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, maximum annual administrative charges, maximum transfer charges, maximum contract fees, maximum of all applicable riders and benefit fees, separate account annual expenses and the maximum annual fund operating expenses that were charged for the year ended 12/31/07.

The examples assume that you invest $10,000 in the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the fund and that you have allocated all of your contract value to the fund with the maximum fees and expenses. Although your actual costs may be higher or lower based on these assumptions, your costs are shown in the table above.

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The last two bullets of the section called "Allocation of Premiums and Contract Value" on page 9 are deleted and replaced with the following:

    . You may participate in one of the asset allocation programs we offer. Participation in a program is optional, unless you elect an Optional Guaranteed Benefit other than the Guaranteed Minimum Income Benefit
       (GMIB). If you elect an Optional Guaranteed Benefit, other than the GMIB, you must allocate all premium payments and Contract Value to one of the programs approved for use with those benefits. We may offer other programs in the future, however, whether those programs will be made available to both current and prospective contract owners will be determined at the sole discretion of the Company. For more information about the programs, refer to "Asset Allocation and Strategic Programs" below.

The following information is added to the section of the "Contract Summary" entitled "Deductions and Charges" beginning on page 9:

    . For the Phoenix Flexible Withdrawal Protector, the fee is equal to a stated percentage multiplied by the greater of the Benefit Base and the Contract Value. The fee for this rider depends on whether you choose the single life option or the joint life option, and which asset allocation model you have chosen for allocation of your premium payments and Contract Values. Additionally, if you choose the Extended Care Enhancement for your rider, we assess a charge for that feature. The current fees are shown in the table of "Optional Benefit Fees". The fee for your rider may change if you change asset allocation models or if you do not decline an automatic step-up provided by the rider. If you change asset allocation programs during a contract year and the rider fees related to the use of those programs are different, you will pay the highest rider fee associated with the various asset allocation programs in which your Contract Value was invested during that contract year. Also, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. See "Optional Benefits" for additional information about the impact of an automatic step-up on your rider and your ability to decline a step-up. The maximum fee for the Phoenix Flexible Withdrawal Protector is 2.50% without the Extended Care Enhancement and 3.00% if the rider is elected with the Extended Care Enhancement.

    . For the Phoenix Retirement Protector, the fee is equal to a stated percentage multiplied by the greatest of the GMWB Benefit Base, the GMAB Benefit Base, and the Contract Value. The fee for this rider depends on whether you choose the single life option or the joint life option, and which asset allocation model you have chosen for allocation of your premium payments and Contract Values. Additionally, if you choose the Guaranteed Minimum Death Benefit option for your rider, we assess a charge for that feature. The current fees are shown in the table of "Optional Benefit Fees". The fee for your rider may change if you change asset allocation models. If you change asset allocation programs during a contract year and the rider fees related to the use of those programs are different, you will pay the highest rider fee associated with the various asset allocation programs in which your Contract Value was invested during that contract year. Also, you will pay the current rider fee then in effect beginning on the date of an automatic step-up of the GMWB Benefit Base or elective step-up of the GMAB Benefit Base as provided by the rider. See "Optional Benefits" for additional information about the impact of an automatic or elective step-up on your rider and your ability to decline an automatic step-up. The maximum fee for the Phoenix Retirement Protector is 2.75% without the Guaranteed Minimum Death Benefit and 3.25% if the rider is elected with the Guaranteed Minimum Death Benefit.

The "Note" which begins the section entitled "GIA" on page 12 is deleted and replaced with the following:

      Note: Currently, if you have the GMAB, GMWB, Phoenix Flexible Withdrawal Protector or Phoenix Retirement Protector in effect for your contract, you cannot transfer Contract Value or allocate premiums to the GIA. Your premiums must be allocated to an asset allocation or strategic program. We may remove this restriction at any time in the future, e.g. while you participate in an Enhanced Dollar Cost Averaging Program.

The fourth sentence of the section entitled "MVA" on page 13 of the prospectus is deleted and replaced with the following:

      If you elect any Optional Guaranteed Benefit other than the Guaranteed Minimum Income Benefit, you may not allocate premiums or transfer values to the MVA.

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The last sentence of each paragraph following the caption "Free Look Period" on pages 10 and 37 is deleted and replaced with the following.

      However, if applicable state law requires a return of premium payments less any withdrawals, we will return the greater of premium payments less any withdrawals or the Contract Value less any applicable surrender charges.

The section entitled "Guaranteed Minimum Accumulation Benefit Fee" on page 14 is revised by adding the following as the fourth sentence of the second paragraph.

      For contracts issued between October 11, 2004 and April 30, 2008, the fee was 0.50%.

The following new sections are added following the section called "Deductions and Charges" on page 14.

  Phoenix Flexible Withdrawal Protector Fee

  If you have elected Phoenix Flexible Withdrawal Protector for your contract, we will deduct the rider fee on each rider anniversary while the rider is in effect. Currently, the rider anniversary is the same as the contract anniversary. The fee for this rider is a percentage of the greater of Contract Value or the rider Benefit Base on the date the fee is deducted. We calculate and deduct the rider fee amount after any applicable roll-up and before any automatic step-up of the rider Benefit Base.

      Sample calculation of the rider fee

   Assume that you have reached the end of first rider year, and that your rider fee percentage is 0.95%, your initial Benefit Base was $100,000, you made an additional premium payment of $10,000 during the first rider year and your Contract Value is $110,500. Also, assume that you made no withdrawals during the rider year and that you have not elected to opt-out of automatic step-ups.

   The Benefit Base at the end of the first rider year is equal to the Benefit Base on the rider date ($100,000) plus the amount of the additional premium payment ($10,000) or $110,000.

   Assume that your roll-up percentage is 6.5%. The roll-up amount is equal to 6.5% multiplied by the Benefit Base on the rider date ($100,000) plus the sum of all subsequent premium payments made during the first rider year or [6.5% * ($100,000 + $10,000)] = $7,150.

   The Benefit Base after roll-up is the current Benefit Base ($110,000) compared to the following amount: the current Benefit Base ($110,000) plus the roll-up amount for the first rider year ($7,150). The Benefit Base after roll-up is therefore $117,150 ($110,000 + $7,150).

   Your rider fee is $1,113 (0.95% of the greater of $110,500 and the $117,150). This rider fee is assessed against your Contract Value and your Contract Value becomes $109,387 ($110,500-$1,113).

   When we calculate the step-up, we begin that calculation using the current Contract Value, which in this example is $109,387.

  The maximum fee percentage for Phoenix Flexible Withdrawal Protector is 2.50% and the maximum additional fee percentage to add the optional Extended Care Enhancement is 0.50%. The current fee for Phoenix Flexible Withdrawal Protector varies depending on whether the single life or spousal life option is selected and which asset allocation program is selected. An additional current fee amount is charged if you add the Extended Care Enhancement. This fee is currently 0.20% for either the single or spousal life option regardless of the asset allocation program you select and is assessed along with and in the same manner as the fee for the Phoenix Flexible Withdrawal Protector without the Extended Care Enhancement. See the table of "Optional Benefit Fees" for details.

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  You should know that if you change asset allocation programs during a rider year and the rider fees related to the use of those programs are different, you will pay the highest rider fee associated with the various asset allocation programs in which your Contract Value was invested during that rider year. Additionally, we may increase your fee on the date of any automatic step-up to the Benefit Base for this rider. If you do not decline an automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base.

      Sample calculation of the rider fee after transfer to an asset allocation program with a higher rider fee percentage

   Assume that at the beginning of your rider year, the rider fee for the asset allocation program you chose was 0.85% and that, during the rider year you chose to reallocate all your Contract Value to another approved asset allocation program for which the rider fee was 1.05%.

   At the end of this rider year, your rider fee percentage will be 1.05%. This rider fee percentage is applied to the greater of the Benefit Base and the Contract Value. If the Benefit Base was $100,000 and the Contract Value was $98,000, then the rider fee would be $1,050 (1.05% times $100,000).

  In any case, the fee will not exceed the maximum percentage. See "Optional Benefits", "Phoenix Flexible Withdrawal Protector" for additional information on the potential impact of the step-up feature on the rider fee and your ability to decline the step-up.

  Unless we agree otherwise, the rider fee will be deducted from total Contract Value with each investment option and, if allocation to the GIA and MVA is then permitted, the GIA and MVA in which the contract has value bearing a pro rata share of such fee based on the proportionate value in each of those accounts.

  If you surrender the contract on a date other than a contract anniversary, we will deduct a proportional rider fee, calculated as described below, from the amount paid on surrender. If the rider terminates, we will deduct a proportional rider fee, calculated as described below, on the date of termination. The proportional rider fee is calculated by multiplying the fee percentage then in effect for the rider by the greater of the Benefit Base or the Contract Value on the date you surrender the contract or the date the rider terminates, as applicable, and then multiplying this amount by the result of the number of days elapsed in the rider year divided by the total number of days of that year.

  Phoenix Retirement Protector Fee

  If you have elected the Phoenix Retirement Protector for your contract, we will deduct the rider fee on each rider anniversary while the rider is in effect. Currently, the rider anniversary is the same as the contract anniversary. The fee for this rider is a percentage of the greatest of
  (a) Contract Value, (b) the GMAB Benefit Base, and (c) the GMWB Benefit Base on the date the fee is deducted. The rider fee amount is calculated and deducted after any applicable roll-up of the GMWB Benefit Base and before any automatic step-up of the GMWB Benefit Base and elective step-up of the GMAB Benefit Base. See the section called "Optional Benefits", "Phoenix Retirement Protector" for a description of the Benefit Base amounts, the roll-up and step-up features.

  The maximum fee percentage for Phoenix Retirement Protector is 2.75% and the maximum additional fee percentage to add the optional guaranteed minimum death benefit is 0.50%. The current fee for the Phoenix Retirement Protector varies depending on whether the single life or spousal life option is selected and which asset allocation program is selected. An additional current fee amount is charged if you add the optional guaranteed minimum death benefit. This fee is currently 0.30% for either the single or spousal life option regardless of the asset allocation program you select and is assessed along with and in the same manner as the fee for the Phoenix Retirement Protector without the Guaranteed Minimum Death Benefit. See the table of "Optional Benefit Fees" for details.

 TF1017                                                                    7

  You should know that if you change asset allocation programs during a rider year and the rider fees related to the use of those programs are different, you will pay the highest rider fee associated with the various asset allocation programs in which your Contract Value was invested during that rider year. Also, we may increase the rider fee for your rider on the date of any automatic step-up of the GMWB Benefit Base or elective step-up of the GMAB Benefit Base. If you do not decline an automatic step-up of the GMWB Benefit Base or you elect a step-up of the GMAB Benefit Base, you will pay the current rider fee then in effect beginning on the date of any step-up of the applicable Benefit Base.

  In any case, the rider fee will not exceed the maximum percentage. See "Optional Benefits" for additional information on the potential impact of the automatic step-up feature and the elective step-up feature on the rider fee and your ability to decline the automatic step-up and/or not elect the elective step-up.

  Unless we agree otherwise, the rider fee will be deducted from total Contract Value with each investment option, and, if allocation to the GIA and MVA is then permitted, the GIA and MVA in which the contract has value bearing a pro rata share of such fee based on the proportionate value in each of those accounts.

  If you surrender the contract on a date other than a contract anniversary, we will deduct a proportional rider fee, calculated as described below, from the amount paid on surrender. If the rider terminates, we will deduct a proportional rider fee, calculated as described below, on the date of termination. The proportional rider fee is calculated by multiplying the fee percentage then in effect for the rider by the greatest of the GMWB Benefit Base, the GMAB Benefit Base and the Contract Value on the date you surrender the contract or the date the rider terminates, as applicable, and then multiplying this amount by the result of the number of days elapsed in the rider year divided by the total number of days of that year.

The section called "Additional Programs" along with the sub-sections called "Asset Allocation and Strategic Programs", "Selecting a Program and Option" and "Program Required for GMAB and GMWB" beginning on page 18 are hereby deleted and replaced with the following:

  Additional Programs

  If you have any Optional Guaranteed Benefit other than the Guaranteed Minimum Income Benefit (GMIB), attached to your contract, you must elect and continue to participate in an approved asset allocation program or the Optional Guaranteed Benefit will terminate. All initial and subsequent premium payments and Contract Value must be allocated to your chosen program beginning on the date your chosen rider is effective, which currently must be the contract date. There is no charge to participate in any approved program; however, the fee for the Optional Guaranteed Benefit may vary depending on the program you choose. See the table of "Optional Benefit Fees".

  Provided that you do not have any Optional Guaranteed Benefit riders attached to your contract, you may elect any of the additional programs described below at any time and at no charge.

  We may discontinue, modify or amend these programs as well as offer new programs or change the programs that are approved for use with the Optional Guaranteed Benefits in the future.

  Asset Allocation and Strategic Programs

  Asset allocation and strategic programs are intended to optimize the selection of investment options for a given level of risk tolerance, in order to attempt to maximize returns and limit the effects of market volatility. The asset allocation and strategic programs reflect the philosophy that diversification among asset classes may help reduce volatility and boost returns over the long term. An asset class is a category of investments that have similar characteristics, such as stocks or bonds. Within asset classes there are often further divisions. For example, there may be divisions according to the size of the issuer (large cap, mid cap, small cap) or type of issuer (government, corporate, municipal). We currently offer several asset allocation programs many of which are approved for use with the Optional Guaranteed Benefits. Information about the programs we currently offer and whether each is approved for use with an Optional Guaranteed Benefit is provided below.

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  For ease of reference throughout this section, we refer to the asset allocation and strategic programs described, simply as "programs", and we refer to the asset allocation options available within the programs, as "options". We do not charge for participating in the programs or their options. You may participate in only one asset allocation program at a time and your ability to use an asset allocation program with Asset Rebalancing and Dollar Cost Averaging or Enhanced Dollar Cost Averaging is limited as described in "Use of Dollar Cost Averaging with Asset Rebalancing and Allocation Programs." Subject to regulatory requirements and approvals, in the future we may modify or eliminate any existing program or option within a program, or may offer other asset allocation services which, at our discretion, may be available to current and/or prospective contract owners. For the most current information on any program or option, please contact your registered representative.

  Selecting a Program and Option-Contracts without Optional Guaranteed Benefits

  If you have not elected an Optional Guaranteed Benefit for your contract, you are not required to elect an asset allocation program but may do so if you wish. If you are interested in electing a program, you should consult with your registered representative to discuss your choices. For certain programs, a questionnaire may be used to help you and your registered representative assess your financial needs, investment time horizon, and risk tolerance. You should periodically review these factors to determine if you need to change programs or options.

  When you participate in a program, all of your premium payments and Contract Value will be allocated to the investment options in accordance with your selected program and, if applicable, the option within that program. You may, at any time, switch your current program or option, and may elect any modified or new programs or options the Company may make available subject to our rules then in effect. You may cancel your participation in a program at any time, and later re-enroll in a program by contacting our Annuity Operations Division. If a program is eliminated, we will notify you of the elimination and you should consult with your registered representative to choose among the other programs available at that time. To enroll in a program, you must properly complete the election form we require and return it to our Annuity Operations Division at the address shown on the first page of your prospectus.

  Selecting a Program and Option-Contracts with Optional Guaranteed Benefits

  If you purchase a contract with an Optional Guaranteed Benefit, other than the Guaranteed Minimum Income Benefit (GMIB), you must select one of the approved programs through which to allocate your premium payments and Contract Value. When you participate in one of the approved programs all your premium payments and Contract Value will be allocated to the investment options in accordance with your selected program and, if applicable, the option within that program. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs or options. You may, at any time, switch your current program or option to another approved program and may elect any modified or new programs or options the Company may make available subject to our rules then in effect. Changing programs or options may change the fee for the Optional Guaranteed Benefit on your contract. See the table of "Optional Benefit Fees" for more information.

  Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling the program will cause your Optional Guaranteed Benefit to terminate without value. You may later re-enroll in a program but re-enrollment will not reinstate an Optional Guaranteed Benefit.

  We currently offer the programs listed below. Except as noted, all programs are approved programs for use with the Optional Guaranteed Benefits.

 . AllianceBernstein VPS Wealth Appreciation Strategy Portfolio (only available with Phoenix Flexible Withdrawal Protector and Phoenix Retirement Protector)

 . AllianceBernstein VPS Balanced Wealth Strategy Portfolio

 . Franklin Templeton Founding Investment Strategy

 TF1017                                                                    9

 . Franklin Templeton Perspectives Asset Allocation Model

 . Phoenix-Ibbotson Strategic Asset Allocation, and

 . Phoenix Dynamic Asset Allocation Series.

  A brief description of each program follows.

  . AllianceBernstein VPS Wealth Appreciation Strategy Portfolio

   The AllianceBernstein VPS Wealth Appreciation Strategy portfolio invests in an equity portfolio that is designed as a solution for investors who seek equity returns but also want broad diversification of the related risks across styles, capitalization ranges and geographic regions. In managing the portfolio, the adviser efficiently diversifies between growth and value equity investment styles, and between U.S. and non-U.S. markets. Normally, the adviser's targeted blend for the equity portion of the portfolio is an equal weighting of growth and value stocks (50% each). The portfolio may also invest in real estate investment trusts, or REITs. This asset allocation option is rebalanced as necessary in response to markets.

  . AllianceBernstein VPS Balanced Wealth Strategy

   The AllianceBernstein VPS Balanced Wealth Strategy portfolio targets a weighting of 60% equity securities and 40% debt securities with a goal of providing moderate upside potential without excessive volatility. Investments in real estate investment trusts, or REITs, are deemed to be 50% equity and 50% fixed-income for purposes of the overall target blend of the portfolio. The targeted blend for the non-REIT portion of the equity component is an equal weighting of growth and value stocks. This asset allocation option is rebalanced as necessary in response to markets.

  . Franklin Templeton Founding Investment Strategy

   Through the Franklin Templeton Founding Investment Strategy, premium payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

       .  Franklin Income Securities Fund - 34%

       .  Mutual Shares Securities Fund - 33%

       .  Templeton Growth Securities Fund - 33%

  . Franklin Templeton Perspectives Allocation Model

   Through the Franklin Templeton Perspectives Allocation Model, premium payments and Contract Value are allocated to the three investment options as listed below. On a monthly basis, we will rebalance the Contract Value allocated to the three investment options back to the original allocation percentages in each investment option.

       .  Franklin Flex Cap Growth Securities Fund - 34%

       .  Mutual Shares Securities Fund - 33%

       .  Templeton Growth Securities Fund - 33%

  . Phoenix-Ibbotson Strategic Asset Allocation

   PHL Variable and Ibbotson Associates have developed five asset allocation options, each comprised of selected combinations of investment options. The options approved for use are:

       . Conservative Portfolio which seeks conservation of capital and has a portfolio allocation more heavily weighted in fixed income investments than in equities.

 TF1017                                                                    10

       . Moderately Conservative Portfolio which primarily seeks current income, with capital growth as a secondary objective, and has a portfolio allocation of approximately equal weightings in equities and fixed income investments.

       . Moderate Portfolio which seeks long-term capital growth and current income with emphasis on current growth, and has a portfolio allocation more heavily weighted in equities than in fixed income investments.

       . Moderately Aggressive Portfolio which seeks long-term capital growth with current income as a secondary objective, and has more than three quarters of the portfolio in equities and less than one quarter in fixed income investments.

       . Aggressive Portfolio which seeks long-term capital growth and is invested primarily in equities.

   On a periodic basis (typically annually), Ibbotson evaluates the options and updates them to respond to market conditions and to ensure style consistency. If you select one of the Phoenix-Ibbotson options, your premium payments (Contract Value for in force policies), however, will not be allocated in accordance with the updated options unless you specifically request we do so. If you elect to participate in this program on and after September 10, 2007, on an annual basis, we will reallocate the Contract Value allocated to the investment options included in the program so that, following this reallocation, the percentage in each investment option equals the percentage originally used for the program. We will make this reallocation effective on the valuation date immediately preceding each anniversary of your contract date for as long as the asset allocation program is in effect for your contract. You should consult with your registered representative for the most current information on this program and the options within the program.

  . Phoenix Dynamic Asset Allocation Series

   The Phoenix Dynamic Asset Allocation Series are "funds of funds" that invest in other mutual funds based on certain target percentages. The series were designed on established principles of asset allocation and are intended to provide various levels of potential total return at various levels of risk. Asset allocations are updated quarterly, or more often, depending on changes in the economy or markets. Each option is rebalanced regularly to the most recent allocations. The options approved for use are:

       .  Phoenix Dynamic Asset Allocation Series: Moderate

       .  Phoenix Dynamic Asset Allocation Series: Moderate Growth

       .  Phoenix Dynamic Asset Allocation Series: Growth

       .  Phoenix Dynamic Asset Allocation Series: Aggressive Growth

For contracts issued beginning on August 18 , 2008, the Guaranteed Amount Factors 1 and 2 described in the "Guaranteed Amount" sub-section of the section called "Optional Benefits" on page 21 are equal to 1.00. For contracts issued between October 11, 2004 through August 17, 2008, the Guaranteed Amount Factors 1 and 2 were 1.05.

The section called GMWB 2007 on page 24 is replaced with the following

   GMWB 2007 (issued between January 16, 2007 through August 17, 2008 or the later date immediately preceding the date on which we begin offering Phoenix Flexible Withdrawal Protector in your state)

      GMWB 2007 (issued between January 16, 2007 through August 17, 2008 or the later date immediately preceding the date on which we begin offering Phoenix Flexible Withdrawal Protector in your state), guarantees that each contract year after the Benefit Eligibility Date, you may take withdrawals up to the annual benefit amount until the first death of any Covered Person, if the Single Life Option is in effect, or until the last death of any Covered Person if the Spousal Life Option is in effect even if your Contract Value reduces to zero.

 TF1017                                                                    11

The following new sub-section is added to the section called "Guaranteed Minimum Withdrawal Benefit (GMWB)" within the section called "Optional Benefits" on page 24.

                  Phoenix Flexible Withdrawal Protector/SM/:
                    A Guaranteed Minimum Withdrawal Benefit

   Summary of Benefit

   Beginning August 18, 2008, subject to state approval and our implementation of the rider in the various states, you may purchase the Phoenix Flexible Withdrawal Protector and may also select the optional Extended Care Enhancement with the rider for an additional charge. When you elect the Phoenix Flexible Withdrawal Protector, the GMWB component is automatically included. You must elect the Extended Care Enhancement to be included as part of the rider at the time you purchase the contract. Currently, these benefits are only available for purchase at the time you buy the contract and you may only purchase one Optional Guaranteed Benefit with the contract. As with the other guaranteed minimum withdrawal benefits (GMWBs) that have been offered with this contract, once you reach the date on which you can access the benefit according to the rider's terms, Phoenix Flexible Withdrawal Protector guarantees a minimum amount in payments or withdrawals from the contract provided you remain within certain restrictions and limitations which are described below. Phoenix Flexible Withdrawal Protector provides a lifetime benefit for the lifetime of one person if the single life option is elected, or for the lifetime of two spouses if the spousal life option is elected. You should know that the rider does not provide access to the benefit prior to the date the youngest Covered Person reaches a particular age, which is currently age 60 for the single life option and the younger spouse's age 65 for the spousal life option. We call the date on which this occurs the Benefit Eligibility Date. See "Important Terms and Conditions Related to Phoenix Flexible Withdrawal Protector" below for the definition of "Covered Person" and other important terms. However, prior to the Benefit Eligibility Date, the value of the benefit can increase as a result of increases to the Benefit Base. See "Events and features causing recalculation of the Benefit Base" below for details. We call the annual amount of the rider's lifetime benefit, the Annual Benefit Amount. As noted below, the Annual Benefit Amount represents two distinct values depending on whether or not your Contract Value is greater than zero. We calculate the Annual Benefit Amount on the later of the date you make the first withdrawal and the Benefit Eligibility Date. On the date it is calculated, the Annual Benefit Amount equals a percentage we call the Annual Benefit Percentage, multiplied by a value we call the Benefit Base. The Annual Benefit Percentage is an amount ranging from 0%-7% based on the attained age of the youngest Covered Person on the date of the first withdrawal from the contract. If you take a withdrawal before the Benefit Eligibility Date, the Annual Benefit Percentage will be zero and then will be permanently set to 5% on the Benefit Eligibility Date. The Benefit Base is a value we calculate as described below for determining the Annual Benefit Amount. Certain transactions and events under the contract can increase or decrease the Benefit Base. In turn, these transactions and events can increase or decrease the Annual Benefit Amount thereby affecting the amount you receive in payments or withdrawals under the benefit. We further define these terms, and describe the calculation of these values, and how various contract transactions and events affect these values below.

   Annual Benefit Amount when Contract Value is greater than zero: Guaranteed Withdrawals
   Provided that no withdrawals have been made from the contract prior to the Benefit Eligibility Date (the youngest Covered Person's 60/th/ birthday for the single life option and 65/th/ birthday for the spousal life option), Phoenix Flexible Withdrawal Protector then guarantees a minimum amount of withdrawals you can take from the contract each year after the Benefit Eligibility Date. This amount is the Annual Benefit Amount. The Annual Benefit Amount is not available for guaranteed withdrawals prior to the Benefit Eligibility Date. The rider does not prevent you from taking withdrawals from the contract at any time; however, taking withdrawals prior to the Benefit Eligibility Date may significantly reduce or eliminate the value of the rider benefit. Please see the chart of "Special Risks Associated with Withdrawals" at the end of this section for details.

 TF1017                                                                    12

   If you have taken withdrawals from the contract prior to the Benefit Eligibility Date, the Benefit Base will be reduced by the withdrawal in the same proportion as the Contract Value is reduced by the withdrawal. See "Taking Withdrawals". So long as your remaining Benefit Base is greater than zero when you reach the Benefit Eligibility Date, we will then calculate the Annual Benefit Amount that becomes available to you at that time. The Annual Benefit Amount will be equal to the Annual Benefit Percentage multiplied by the Benefit Base on that date. However, if you take withdrawals before the Benefit Eligibility Date and these withdrawals cause both your Contract Value and Benefit Base to become zero, your rider will terminate without value. Since this is a lifetime benefit, postponing withdrawals too long may limit the value of this rider because your remaining life expectancy shortens as you age. You should carefully consider your plans for taking withdrawals from the contract in considering whether this benefit is appropriate for your goals.

   After the Benefit Eligibility Date, withdrawals reduce the future value of this benefit if they exceed the Annual Benefit Amount. We will reduce the Benefit Base if cumulative withdrawals in a rider year are more than the Annual Benefit Amount. This reduction affects the amount available for future guaranteed withdrawals while the Contract Value is greater than zero and for guaranteed payments when the Contract Value is zero. Please see the chart of "Special Risks Associated with Withdrawals" at the end of this section for details. Additionally, withdrawals that exceed the contract's free withdrawal amount are subject to any surrender charges imposed under the contract.

   Annual Benefit Amount when Contract Value is zero: Guaranteed Payments
   If your Contract Value goes to zero on or after the Benefit Eligibility Date (the youngest Covered Person's 60/th/ birthday for the single life option and 65/th/ birthday for the spousal life option), and you have met the conditions of the benefit, the contract and all rights under the contract and rider terminate but we will pay you the Annual Benefit Amount each year until the first death of a Covered Person under the single life option or until the death of the surviving spouse under the spousal life option. The Annual Benefit Amount is not available for guaranteed payments until the Benefit Eligibility Date.

  Asset Allocation or Strategic Program Requirement

   If you purchase Phoenix Flexible Withdrawal Protector, you must select one of the approved asset allocation programs when allocating your premium payments and Contract Value. You should consult with your registered representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs. You may, at any time, switch your current program to another approved program the Company may make available; however, the fee for the rider may vary depending on the program or option you choose. See the table of "Optional Benefit Fees" for details. We reserve the right to restrict availability of investment options and programs.

   Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling out of programs altogether will cause the rider to terminate without value. You may request to later re-enroll in a program however, re-enrollment will not reinstate the rider. If a program is eliminated while the rider is in effect, we will provide you notice and you must choose among the other approved programs available by working with your registered representative to make an appropriate selection and returning the form we require to the Annuity Operations Division. Descriptions of the programs are found in "Asset Allocation and Strategic Programs" above.

Important Terms and Conditions Related to Phoenix Flexible Withdrawal Protector

Since the rider is purchased with the contract, the rider date is the same as the contract date and rider years are measured the same as contract years.

 TF1017                                                                    13

"Annual Benefit Percentage" is a percentage we use to determine the Annual Benefit Amount. The percentage varies by age as shown below and is established on the date you make the first withdrawal from the contract. If your first withdrawal is prior to the Benefit Eligibility Date (the youngest Covered Person's 60/th/ birthday for the single life option or 65/th/ birthday for the spousal life option) this percentage is reset to 5% on the Benefit Eligibility Date.

                                                          Spousal Life
Single Life Attained Age  Annual Benefit Percentage       Attained Age        Annual Benefit Percentage
-------------------------------------------------------------------------------------------------------
          <60                        0%                       <65                        0%
-------------------------------------------------------------------------------------------------------
         60-74                       5%                      65-74                       5%
-------------------------------------------------------------------------------------------------------
         75-84                       6%                      75-84                       6%
-------------------------------------------------------------------------------------------------------
          85+                        7%                       85+                        7%

   "Benefit Eligibility Date" is the date the benefit provided by the rider is first available to you.

       . For the single life option, the Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person, as defined below, attains age 60.

       . For the spousal life option, the Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person attains age 65. For the spousal life option, if either spouse dies prior to the Benefit Eligibility Date, we will reset the Benefit Eligibility Date to the later of the date of the first spousal death, and the date the surviving spouse attains age 65.

   "Covered Person(s)" means the person(s) whose life is used to determine the duration of the lifetime Annual Benefit Amount payments. A Covered Person must be a natural person.

       . For the single life option, the Covered Person can be one or more lives. If there is one natural person owner, the owner is the Covered Person. If there are multiple natural person owners, all owners are Covered Persons. If the owner is a non-natural person, all annuitants named in the contract become the Covered Persons.

       . For the spousal life option, Covered Persons must be two legal spouses under federal law. If there is one natural person owner, the owner and the owner's spouse must be the Covered Persons. The spouse must be the sole beneficiary. If there are two spousal owners, the Covered Persons are the spousal owners, and they must both be each other's beneficiary. If there are multiple non-spousal owners, or if the owner is a non-natural person, the spousal life option is not allowed.

   Benefit Base

   The Benefit Base is the amount established for the sole purpose of determining the Annual Benefit Amount. As noted above, while the Contract Value is greater than zero, so long as you have reached the Benefit Eligibility Date, the Annual Benefit Amount is the amount available for withdrawals. When the Contract Value goes to zero, so long as you have reached the Benefit Eligibility Date, the Annual Benefit Amount is the amount we will pay to you each year.

   Assuming the Phoenix Flexible Withdrawal Protector rider was issued on the date the contract was issued, the Benefit Base on that date equals the initial premium payment. Thereafter, the Benefit Base is re-calculated whenever certain triggering events occur. At any time while the rider is in effect, we will reduce the Benefit Base if cumulative withdrawals in a rider year are more than the Annual Benefit Amount. Generally speaking, assuming no withdrawals have been taken, the Benefit Base will be increased by additional premium payments, and may be increased as a result of the roll-up and step-up features. Additionally, the Benefit Base may be increased at a particular rider anniversary following the end of the roll-up period by an aspect of the roll-up feature we call the Benefit Base Multiplier. We describe events and features causing recalculation of the Benefit Base below. Under no circumstances will the Benefit Base ever exceed a maximum amount. This maximum amount is the sum of the Maximum Benefit Base Percentage, currently 500%, multiplied by the initial premium plus the Maximum Benefit Base Percentage multiplied by the sum of subsequent premiums in the first rider year, plus 100% of other subsequent premiums.

 TF1017                                                                    14

      Sample calculation of the Maximum Benefit Base

     Assume that the initial premium on the rider date was $100,000 and that the Maximum Benefit Base Percentage was 500%. On the rider date, your Maximum Benefit Base is $500,000 (500% times $100,000).

     Now assume that you make an additional premium payment of $20,000 during the first rider year. Your Maximum Benefit Base would be increased to $600,000 [500,000 + (500% times $20,000)].

     Then assume that you make another premium payment of $15,000, but that this premium payment was made in the third rider year. Your Maximum Benefit Base would be increased to $615,000 [$600,000 + (100% times $15,000)].

   Events and features causing recalculation of the Benefit Base

  . Premium Payments Received After the Rider Date

   If we receive premium payments after the rider date, and no withdrawals have been made from the contract, then we will increase the Benefit Base. The Benefit Base will be increased by the dollar amount of each premium payment on the date we receive it. However, if you then take withdrawals from the contract in excess of your Annual Benefit Amount, we will reduce the Benefit Base as described in "Taking Withdrawals" below.

   If any withdrawal has been made from the contract on or prior to our receipt of an additional premium, we will not increase the Benefit Base as a result of premium payments made after such withdrawal.

  . Roll-up Feature

   The GMWB rider includes a roll-up feature. A roll-up feature allows for an increase, or "roll-up," in the Benefit Base during a specified period of time, called the roll-up period. The roll-up feature is only available to you if no withdrawals have been taken from the contract. Currently, the roll-up period continues until the 10/th/ rider anniversary following the later of the rider date and the last rider anniversary on which an automatic step-up, described below, occurs. In no event can the roll-up period extend beyond the time the younger Covered Person attains a maximum age. This maximum age is the greater of age 95 or the younger Covered Person's age on the rider date plus 10 years. The increase in Benefit Base resulting from a roll-up is based upon a comparison of different values on each rider anniversary, as specified below. For calculation of the increase in Benefit Base provided by the roll-up feature, "subsequent premium payments" means premium payments received after the rider date, excluding premium payments received on any rider anniversary. The roll-up amount is determined by multiplying the Benefit Base as of the prior rider anniversary or, for the roll-up at the end of the first rider year, the Benefit Base on the last valuation date of the first rider year by a percentage, currently 6.5%.

   If you have not taken withdrawals from the contract and therefore are eligible for the roll-up feature of the rider, we will consider an additional value in recalculating the Benefit Base on the rider anniversary at or following the end of the roll-up period on which the youngest Covered Person has attained age 70. This additional value applies the Benefit Base Multiplier, currently 200%, to the sum of the Benefit Base on the rider date plus subsequent premium received in the first rider year. The recalculation of the Benefit Base under the various situations that can exist at the end of the roll-up period is described below.

  . Rider Anniversaries During the Roll-up Period

   On each rider anniversary during the roll-up period, if no withdrawals have been made, the Benefit Base will be re-calculated on that rider anniversary. The re-calculated Benefit Base will be set equal to the greater of the following unless the automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:

    . the Contract Value then in effect, (after all fees have been deducted, and provided the automatic step-up feature has not been suspended);

    . the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

 TF1017                                                                    15

     Assume that you have reached a rider anniversary and that you are still in your roll-up period and have not made any withdrawals. Assume further that your Benefit Base as of your prior rider anniversary was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

     Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

     .  Contract Value = $105,000

     .  Sum of (i) and (ii) = $106,500

        (i) Benefit Base on prior rider anniversary = $100,000

        (ii) Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

     Your Benefit Base will be $106,500.

 . The Rider Anniversary Following the End of the Roll-Up Period when (1) the youngest Covered Person has not yet attained age 70 and (2) the youngest Covered Person has attained age 70.

   If the roll-up period has ended, and no withdrawals have been made from the contract, we will re-calculate the Benefit Base on the rider anniversary following the end of the roll-up period. The amount of the re-calculated Benefit Base will depend on whether the youngest Covered Person has attained the Benefit Base Multiplier Age, currently age 70, by that rider anniversary. For each situation, the recalculated Benefit Base is determined as described below.

    1. Assuming the youngest Covered Person has not attained age 70 by the rider anniversary immediately following the end of the roll-up period, then on that rider anniversary, the Benefit Base will be set equal to the greater of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the latter of the two values described below:

       . the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);

       . the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

     Assume that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has not yet attained age 70 and you have not made any withdrawals. Assume further that your Benefit Base as of your prior rider anniversary was $176,257, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the automatic step-up has not been suspended.

     Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

     .  Contract Value = $105,000

     .  Sum of (i) and (ii) = $187,714

        (i) Benefit Base on prior rider anniversary = $176,257

        (ii) Roll-Up Amount for prior rider year = $176,257 x 6.5% = $11,457

     Your Benefit Base will be $187,714.

 TF1017                                                                    16

    2. Assuming the youngest Covered Person has attained age 70 by the rider anniversary immediately following the end of the roll-up period, then on that rider anniversary, the Benefit Base will be set equal to the greatest of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

       . the Contract Value then in effect, (after all fees have been deducted, provided the automatic step-up feature has not been suspended);

       .  the Benefit Base Multiplier, currently 200%, multiplied by the sum of
          (i) the Benefit Base on the rider date, and (ii) all subsequent premium payments received during the first rider year;

       . the sum of (i) the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

     Assume that you have reached the rider anniversary following the end of the roll-up period, the youngest Covered Person has attained age 70 and you have not made any withdrawals. Assume further that, your Benefit Base as of your prior rider anniversary was $176,257, your Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the automatic step-up has not been suspended.

     Your Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

     .  Contract Value = $105,000

     .  200% x Sum of (i) and (ii) = $200,000

        (i) Benefit Base on the rider date = $100,000

        (ii) Subsequent premium payments = $0

     .  Sum of (i) and (ii) = $187,714

        (i) Benefit Base on prior rider anniversary = $176,257

        (ii) Roll-Up Amount for prior rider year = $176,257 x 6.5% = $11,457

     Your Benefit Base will be $200,000.

 . Rider Anniversary Next Following Youngest Covered Person's 70/th/ Birthday
   Occurring after the Rider Anniversary Immediately Following the End of the Roll-Up Period

   Assuming no withdrawals have been taken and the youngest Covered Person attained age 70 after the rider anniversary immediately following the end of the roll-up-period, then, on the next rider anniversary following the date the youngest Covered Person attains age 70, the Benefit Base will be set equal to the greatest of the following, unless the automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

       . the Contract Value then in effect, after all fees have been deducted, (provided the automatic step-up feature has not been suspended);

       . the Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary;

       .  the Benefit Base Multiplier, currently 200%, multiplied by the sum of
          (i) the Benefit Base on the rider date and (ii) all subsequent premium payments received during the first rider year.

 TF1017                                                                    17

     Assume that you reached the rider anniversary following the end of the roll-up period several years ago, but still have not made any withdrawals from the contract. However, the youngest Covered Person celebrated his 70/th/ birthday during the prior rider year. Assume further, your Benefit Base on the prior rider anniversary was $180,000, your Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the automatic step-up has not been suspended.

     Your Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

     .  Contract Value = $105,000

     .  Benefit Base on prior rider anniversary = $180,000

     .  200% x Sum of (i) and (ii) = $200,000

        (i) Benefit Base on the rider date = $100,000

        (ii) Subsequent premium payments = $0

     Your Benefit Base will be $200,000.

 . Each Rider Anniversary After the Earlier of the First Withdrawal and the
   Rider Anniversary Following the End of the Roll-Up Period (except Rider Anniversary next following youngest Covered Person's 70/th/ birthday occurring after the Rider Anniversary immediately following the end of the Roll-Up Period)

   On each rider anniversary after the earlier of the first withdrawal and the rider anniversary following the end of the roll-up period, we will re-calculate the Benefit Base. The Benefit Base will be set equal to the greater of the following unless the automatic step-up feature has been suspended, in which case it will be set to the second of the two values described below:

       . the Contract Value then in effect, after all fees have been deducted, (provided the automatic step-up feature, described below, has not been suspended); and

       . the Benefit Base on the prior rider anniversary adjusted for any withdrawals taken since the prior rider anniversary plus, if no withdrawals have been made, any premium payments made since the prior rider anniversary.

     Assume that you made a withdrawal from the contract. Assume further, your Benefit Base on prior rider anniversary was $106,500, your Contract Value is $110,000 and the automatic step-up has not been suspended.

     Your Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

     .  Contract Value = $110,000

     .  Benefit Base on prior rider anniversary = $106,500

     Your Benefit Base will be $110,000.

  . Automatic Step-Up Feature

   The Phoenix Flexible Withdrawal Protector rider includes an automatic step-up feature. Like the roll-up feature, the automatic step-up feature allows for an increase in the Benefit Base. At set intervals, currently on each anniversary of the rider date, we will automatically compare the Contract Value, after deduction of all fees, to the Benefit Base then in effect; that is, the Benefit Base on the prior rider anniversary plus any premium payments made since the prior rider anniversary. If the Contract Value, after deduction of all fees, is greater than such Benefit Base, we will automatically increase, or "step-up" the Benefit Base to equal the Contract Value. Any step-up occurs after any roll-up as described above. You should know the fee percentage for the rider may be increased if we step-up the Benefit Base. If you do not decline the automatic step-up, you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the Benefit Base. You can decline the step up and any associated fee increase by contacting us no later than seven days prior to the rider anniversary. If you decline the step-up, the automatic step-up will not occur and the automatic step-up feature will be suspended immediately. If you decline an automatic step-up in the Benefit Base, we will continue to calculate any roll-ups as described above. Assuming your rider is still in effect at the next step-up interval, you may reactivate the automatic step-up option by contacting us at the phone number or address provided on the first page of the prospectus.

 TF1017                                                                    18

  . Taking Withdrawals

   The following section describes how taking withdrawals may impact the Benefit Base. Prior to the Benefit Eligibility Date, a withdrawal will reduce the Benefit Base by the same proportion as Contract Value is reduced by the withdrawal. If the Benefit Base is greater than the Contract Value at the time of the withdrawal, the withdrawal will reduce the Benefit Base by more than the withdrawal amount as shown in the example below. Then, on the Benefit Eligibility Date, which is generally the date the youngest Covered Person attains age 60, if the single life option is in effect or the date the younger spouse attains age 65, if the spousal life option is in effect, we will calculate the Annual Benefit Amount using the reduced Benefit Base.

     Assume the Contract Value is $50,000 and the Benefit Base is $75,000. A withdrawal of $5,000 is made prior to the Benefit Eligibility Date. The Contract Value is reduced by 10% ($5,000 / $50,000) as a result of the withdrawal. Therefore, the Benefit Base is reduced by 10% or $7,500. The new Benefit Base is $75,000--$7,500 = $67,500.

   After you reach the Benefit Eligibility Date, whether withdrawals will reduce the Benefit Base depends on whether cumulative withdrawals in any rider year exceed the Annual Benefit Amount as described below. The Annual Benefit Amount is not available to you for withdrawals or payments unless you have reached the Benefit Eligibility Date.

    . If cumulative withdrawals in any rider year after the Benefit Eligibility Date do not exceed the Annual Benefit Amount then in effect, the Benefit Base will not be reduced.

    . If a withdrawal causes the cumulative withdrawals in any rider year after the Benefit Eligibility Date to exceed the Annual Benefit Amount, the amount withdrawn in excess of the Annual Benefit Amount and any subsequent withdrawals in that rider year are all considered excess withdrawals. Each excess withdrawal will reduce the Benefit Base in the same proportion as the Contract Value is reduced by the excess withdrawal. This reduction in the Benefit Base reduces the amount of future permitted withdrawals and may also reduce any amount available for guaranteed payments if the Contract Value goes to zero.

    . You should know that, currently, withdrawals taken after the Benefit Eligibility Date to meet Required Minimum Distribution requirements as defined by the Internal Revenue Code are not considered to exceed the Annual Benefit Amount and therefore do not reduce the Benefit Base. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered excess withdrawals as described below.

   For IRA and qualified plan contracts, cumulative withdrawals in a rider year after the Benefit Eligibility Date will be considered excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

       (a) = the current Annual Benefit Amount;

       (b) = the RMD for the 1st calendar year during the rider year; and

       (c) = the RMD for the 2nd calendar year during the same rider year.

 TF1017                                                                    19

     Sample calculations showing the effect of a withdrawal that is equal to the Annual Benefit Amount and then a withdrawal that is more than the Annual Benefit Amount

     Assume that your Contract Value is $100,000 and your Benefit Base is $120,000. Assume you are making your first withdrawal and that you have already reached the Benefit Eligibility Date.

     Since this is your first withdrawal (and it is occurring after the Benefit Eligibility Date), the Annual Benefit Percentage is determined by the youngest Covered Person's attained age on the date of first withdrawal. Assume this Annual Benefit Percentage is 5%. The Annual Benefit Amount therefore is $6,000, which is 5% multiplied by the Benefit Base (5% times $120,000). Now assume that the withdrawal amount is $6,000. Since your cumulative withdrawals during the rider year have not exceeded the Annual Benefit Amount, the amount withdrawn is not considered to be an excess withdrawal and there is no adjustment to your Benefit Base. So your Contract Value will decrease to $94,000 as a result of your withdrawal, but your Benefit Base will remain at $120,000.

     Assume that later that rider year, you withdraw an additional $10,000 and that the Contract Value prior to the withdrawal was $96,000. Your Contract Value would reduce to $86,000 as a result of the second withdrawal. Your cumulative withdrawals for the year are now $16,000, which exceeds your Annual Benefit Amount by $10,000. The excess withdrawal reduced your Contract Value by 10.42% ($10,000 divided by $96,000), and accordingly, your Benefit Base is reduced by 10.42%, from $120,000 to $107,500. Your Annual Benefit Amount would be recalculated as 5% of $107,500 or $5,375.

You should know that withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements that do not exceed the Annual Benefit Amount are considered to be within the contract's free withdrawal amount. However, withdrawals above the Annual Benefit Amount, including withdrawals taken to meet Required Minimum Distribution requirements, are subject to any surrender charges imposed under the contract. Please see "Surrender of Contract and Withdrawals" and "Federal Income Taxes" for more information.

Extended Care Enhancement

The Extended Care Enhancement is an optional feature available with the Phoenix Flexible Withdrawal Protector rider that allows for an increase in the Annual Benefit Amount when the Covered Person is confined to a nursing home, and meets the conditions specified below. As with other benefits provided by the rider, this benefit is available only on and after the Benefit Eligibility Date. This feature is subject to state availability.

Conditions

We will increase the Annual Benefit Amount when the Covered Person has been confined to a nursing home as defined below for a least one day of the rider year, and has met the elimination period and waiting period requirements. This increase in the Annual Benefit Amount lasts for the same amount of time the Covered Person is confined and is calculated as described below. To meet the elimination period requirements, the Covered Person must have been confined to a nursing home for at least 180 consecutive days within the last 365 days. To meet the waiting period requirements, the Covered Person must not have been confined to a nursing home 12 months before the rider date and twelve months following the rider date. If you are confined to a nursing home during the waiting period, you will never be eligible for benefits under the Extended Care Enhancement.

    . A nursing home is a facility that is licensed to operate pursuant to the laws and regulations of the state in which is it located as a nursing home to provide 24-hour convalescent and related nursing care services 7 days a week by an on-site registered nurse on a continuing inpatient basis for persons who are chronically ill or who otherwise require assistance in performing the basic activities of daily living. The facility must provide care prescribed by a physician and performed or supervised by a registered graduate nurse. In addition the facility must have a planned program of policies and procedures developed with the advice of, and periodically reviewed by, at least one physician.

 TF1017                                                                    20

    . A nursing home does not include a hospital (acute care), a rehabilitation hospital, an assisted living facility, a facility for the treatment of alcoholism, drug addiction, mental illness, or nervous disorders, a rest home (a home for the aged or a retirement home), a residential care facility, or any other facility which does not, as its primary function, provide assistance in performing the basic activities of daily living.

No benefits under the Extended Care Enhancement feature will be provided if other similar benefits have been purchased through the Company, or any of its subsidiaries or affiliates.

If the Extended Care Enhancement feature is in effect, and you have met the above conditions, we will determine the Annual Benefit Amount by multiplying the Benefit Base by a specified percentage, currently 200%, multiplied by the Annual Benefit Amount Percentage. When the Covered Person is no longer confined to a nursing home, we will reduce the Annual Benefit Amount to that which is ordinarily provided under the Phoenix Flexible Withdrawal Benefit.

Payment of the Annual Benefit Amount when the Contract Value is greater than zero

The Annual Benefit Amount is not available to you before the Benefit Eligibility Date. After you reach the Benefit Eligibility Date, you may take withdrawals equal to the Annual Benefit Amount each year the Contract Value is greater than zero. You can establish a Systematic Withdrawal Program for payments equal to a specified amount or can request payments according to your own schedule. See "Systematic Withdrawal Program" for additional details about how to use this program and the program's restrictions.

Payment of the Annual Benefit Amount when the Contract Value is zero

The Annual Benefit Amount is not available to you before the Benefit Eligibility Date. If, when the Contract Value goes to zero, the Benefit Base is greater than zero, then, one month after the later of the date the Contract Value goes to zero and the Benefit Eligibility Date, we will begin to pay you equal monthly payments of an amount that will equal the Annual Benefit Amount divided by twelve. We will make these payments under the single life option or spousal life option, whichever you selected at the time you purchased the rider. For the single life option, all Covered Persons must be living on the date we make the first payment, and for the spousal life option, at least one spouse must be living. Payments will continue until the first death of any Covered Person(s) for the single life option, or until the death of the surviving spouse for the spousal life option. We may change the payment frequency to annual if a monthly payment would be otherwise less than any minimum payment requirement.

Maximum Maturity Date Benefit

If your Contract Value is greater than zero and you cannot extend the maturity date of the contract any later, this rider allows you to exchange the Contract Value for lifetime payments equal to the Annual Benefit Amount in lieu of applying the Contract Value to one of the annuity payment options offered under the contract. Otherwise, your contract will enter the annuity period and you may choose any of the annuity options then available. See "The Annuity Period".

Termination of Phoenix Flexible Withdrawal Benefit

The rider will terminate without value on the date the first of any of the following events occur:

   1. any Covered Person is changed;

   2. annuity payments begin under an annuity payment option as described in the contract;

   3. the contract, to which the rider is attached, terminates;

   4. the owner elects to terminate the rider;

   5. any portion of the Contract Value is no longer invested in one of the approved asset allocation programs;

   6. the Contract Value and Benefit Base are both reduced to zero;

   7. any Covered Person under the single life option, or the surviving Covered Person under the spousal life option dies; or

   8. you assign any rights or interest in the rider.

 TF1017                                                                    21

Once the rider is terminated it cannot be reinstated and the pro rata portion of the rider fee will be deducted from the Contract Value on the date the rider terminates.

Special Risks Associated with Withdrawals

The following chart demonstrates special risks that are associated with taking withdrawals when the Phoenix Flexible Withdrawal Protector is attached to a contract when the Contract Value and Benefit Base are both greater than zero. Whether or not a withdrawal is considered "permitted" or "excess" is described in the section "Taking Withdrawals", in the description of the Benefit Base. When the Contract Value is reduced to zero, lifetime payments will begin and withdrawals are no longer allowed from the contract.

--------------------------------------------------------------------------------------------------------
                                                                                  Permitted    Excess
                            Scenario                              No Withdrawals Withdrawals Withdrawals
--------------------------------------------------------------------------------------------------------
Automatic Contract Value reduction                                                    X           X
--------------------------------------------------------------------------------------------------------
Reduction to Benefit Base                                                                         X
--------------------------------------------------------------------------------------------------------
Gives you the highest potential Annual Benefit Amount available
  under the rider/1/                                                    X
--------------------------------------------------------------------------------------------------------
Cancels your ability to have subsequent premium payments
  automatically increase the Benefit Base                                             X           X
--------------------------------------------------------------------------------------------------------
Cancels your ability to "roll-up" and increase your Benefit Base                      X           X
--------------------------------------------------------------------------------------------------------
Reduces the likelihood of an automatic step-up/2/                                     X           X
--------------------------------------------------------------------------------------------------------
Premium payments increase the Benefit Base                              X
--------------------------------------------------------------------------------------------------------
Potential to terminate the rider without value if reduces the
  Contract Value to zero                                                                          X
--------------------------------------------------------------------------------------------------------
Permanently sets the Annual Benefit Percentage                                        X           X
--------------------------------------------------------------------------------------------------------
Permanently sets the Annual Benefit Amount if the Contract Value
  is reduced to zero and the Benefit Base is greater than zero                        X
--------------------------------------------------------------------------------------------------------
Potential surrender charges                                                                       X
--------------------------------------------------------------------------------------------------------
Potential premium taxes and/or federal income tax consequences                        X           X
--------------------------------------------------------------------------------------------------------

/1/The potential Annual Benefit Amount is greatest if at the end of the roll-up period, no withdrawals have been made and the youngest Covered Person has attained the Benefit Base Multiplier Age.

/2/In order to obtain an automatic step-up, your Contract Value must be greater than your Benefit Base on the rider anniversary. If you make withdrawals, your Contract Value will automatically decline, therefore reducing the likelihood that your Contract Value will be greater than your Benefit Base on your next rider anniversary, thus also reducing the likelihood that you will be able to step-up your Benefit Base.

 TF1017                                                                    22

The following new sub-section is added to the section called "Optional Benefits" beginning on page 24.

         Phoenix Retirement Protector: A Flexible Combination Benefit

Summary of Benefit

Beginning August 18, 2008, subject to state approval and our implementation of the rider in the various states, you may purchase the Phoenix Retirement Protector for an additional charge. Currently, this benefit is only available for purchase at the time you buy the contract and you may only purchase one Optional Guaranteed Benefit with the contract. Phoenix Retirement Protector combines two different guarantees into one rider: (i) a guaranteed minimum accumulation benefit ("GMAB"), and (ii) a guaranteed minimum withdrawal benefit ("GMWB"). In addition, you may select an optional guaranteed minimum death benefit ("GMDB") with the Phoenix Retirement Protector for an additional charge. When you elect the Phoenix Retirement Protector, the GMAB and GMWB components are automatically included. You must elect the GMDB component to be included as part of the rider at the time you purchase the contract. By purchasing this rider, you are able to obtain a GMAB and a GMWB through the same contract. This may be appropriate if, at the time you purchase your contract you want to be able to use the contract either for maximum accumulation or for maximum ability to provide payments; however, you should know that certain actions which have a positive impact on one component of the benefit may have a negative impact on another component of the benefit. As a result, you should carefully consider the impacts of various events and transactions on each benefit component.

Additionally, some of the terms and features of the GMAB and GMWB components of this benefit are different from the individually offered GMAB and GMWB riders.

 . For example, the GMAB component offered under Phoenix Retirement Protector provides for a step-up of the GMAB Benefit Base and a new 10-year GMAB waiting period at the end of each GMAB waiting period; the stand-alone GMAB rider does not provide for a step-up and only provides the initial 10-year waiting period. You might want to consider the GMAB component offered under Phoenix Retirement Protector if you want the opportunity to lock-in market gains or if you have a longer investment horizon and could potentially benefit from multiple waiting periods. However, if you simply want a return of first-year premium at the end of the initial 10-year waiting period, then the individually offered GMAB may be more appropriate for you.

 . For example, the GMWB component offered under Phoenix Retirement Protector provides for a lifetime and a non-lifetime Annual Benefit Amount and allows you to choose between lifetime and non-lifetime payments when the contract value is reduced to zero; the stand-alone GMWB rider only provides a lifetime Annual Benefit Amount. You might want to consider the GMWB component offered under Phoenix Retirement Protector if you want the flexibility to guarantee lifetime income payments or income payments over a specified period of time or if you want the flexibility to defer the decision between lifetime and non-lifetime payments to the date the Contract Value is reduced to zero. However, if you know that you won't have a need for non-lifetime income payments, then the individually offered GMWB may be more appropriate for you.

 . In addition, if, on the date your contract is issued, you don't know what your future accumulation and/or income needs may be, Phoenix Retirement Protector may be appropriate for you because it provides a GMAB and GMWB through the same contract and allows you to defer the decision between accumulation and income. However, if, on the issue date, you know what your future accumulation or income needs will be (and you know you won't have a need for both accumulation and income benefits), then the individually offered GMWB or GMAB may be more appropriate for you.

 . The fee is also different for the individually offered GMWB and GMAB riders as compared to Phoenix Retirement Protector.

The basic benefits and risks of each component of Phoenix Retirement Protector are described below and the sections that follow provide more detailed descriptions of how the benefits are calculated.

The GMAB Component

The GMAB component of Phoenix Retirement Protector guarantees a return of a specified percentage of premium after a waiting period regardless of the performance of the asset allocation program(s) in which your premiums and

 TF1017                                                                    23

Contract Value have been invested. This feature may be important to you if you are interested in maximizing your Contract Value during the accumulation period. The GMAB does not in any way guarantee the performance of any of the investment choices under the contract. Due to the potential negative effects of withdrawals on this benefit, you should know that this benefit may have limited usefulness if the contract is subject to the IRS minimum distribution requirements. As a result, you should consult with your tax adviser before selecting a rider with a GMAB feature.

The GMWB Component

The GMWB component guarantees a minimum amount in payments or withdrawals from the contract provided you remain within certain restrictions and limitations which are described below. When you elect this benefit you choose whether to take withdrawals and payments under the single life option, or the spousal life option. Once you make this election, you cannot change it. This choice affects the amount of benefit you may be entitled to receive at various ages and, once your Contract Value goes to zero, the life for which benefit payments will be made.

   Contract Value is greater than zero: Guaranteed Withdrawals
   While the Contract Value is greater than zero, if you have met the GMWB's terms and conditions, the GMWB component guarantees that you can make withdrawals from the contract each year up to the Non-Lifetime Annual Benefit Amount, or the Lifetime Annual Benefit Amount, as these terms are defined below. The Non-Lifetime Annual Benefit Amount becomes available for withdrawals on the rider date. The Lifetime Annual Benefit Amount is not available for withdrawals until the date the youngest Covered Person covered by the rider reaches a particular age, which is currently age 60 for the single life option and age 65 for the spousal life option. We call this date the GMWB Benefit Eligibility Date. The Non-Lifetime Annual Benefit Amount equals a percentage, currently 7% multiplied by a value we call the "GMWB Benefit Base". The Lifetime Annual Benefit Amount equals a percentage we call the "Lifetime Annual Benefit Percentage" multiplied by the GMWB Benefit Base or, if the first withdrawal occurs prior to the GMWB Benefit Eligibility Date, by the lesser of the GMWB Benefit Base and the Contract Value. The Lifetime Annual Benefit Percentage ranges from 0%-7% based on the attained age of the youngest Covered Person on the date of the first withdrawal.

   Withdrawals from the contract affect the Non-Lifetime Annual Benefit Amount, the Lifetime Annual Benefit Amount, and the GMWB Benefit Base differently. We have provided a brief summary below. See the "Taking Withdrawals" sections in the description of the GMWB Component for a fuller discussion of the impact of withdrawals.

        . Certain types of withdrawals will not impact the Non-Lifetime Annual
          Benefit Amount or the Lifetime Annual Benefit Amount. Cumulative withdrawals in any rider year within the Non-Lifetime Benefit Amount taken before or after the GMWB Benefit Eligibility Date do not reduce the Non-Lifetime Annual Benefit Amount. Cumulative withdrawals in any rider year within the Lifetime Annual Benefit Amount, once you have reached the GMWB Benefit Eligibility Date, do not reduce the Lifetime Annual Benefit Amount.

        . Certain types of withdrawals will impact the Non-Lifetime Annual
          Benefit Amount or the Lifetime Annual Benefit Amount.

         . Cumulative withdrawals in any rider year taken before or after the GMWB Benefit Eligibility Date in excess of the Non-Lifetime Annual Benefit Amount reduce the Non-Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the excess amount of the withdrawals.

         . Withdrawals taken prior to the GMWB Benefit Eligibility Date affect the Lifetime Annual Benefit Amount in several ways. If you take a withdrawal from the Contract prior to the GMWB Eligibility Date we will permanently set the Lifetime Annual Benefit Percentage to 5% on the GMWB Benefit Eligibility Date. You may also reduce the Lifetime Annual Benefit Amount that becomes available to you on the GMWB Benefit Eligibility Date because we will use a different calculation to

 TF1017                                                                    24
           determine the Lifetime Annual Benefit Amount than we would have used had a withdrawal not been taken. Additionally, withdrawals taken prior to the GMWB Benefit Eligibility Date will reduce your GMWB Benefit Base and we will use the lesser of this reduced GMWB Benefit Base and the Contract Value in calculating the Lifetime Annual Benefit Amount on the GMWB Benefit Eligibility Date.

         . Cumulative withdrawals in any rider year taken after the GMWB Benefit Eligibility Date in excess of the Lifetime Annual Benefit Amount reduce the Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the excess amount of the withdrawals.

   Regardless of when a withdrawal is taken, withdrawals reduce the GMWB Benefit Base either by the dollar amount of the withdrawal or by the same proportion as the Contract Value is reduced by the withdrawal. (See the "Taking Withdrawals" section in the description of the GMWB Component.)

   The GMWB Benefit Base, and ultimately the Non-Lifetime and Lifetime Annual Benefit Amounts, may be increased by premium payments and certain features of the GMWB. We have described how premium payments, features of the rider, and withdrawals affect the benefit in the section "GMWB Component" below.

   Like Phoenix Flexible Withdrawal Protector, an alternative GMWB available under this contract, this benefit does not prevent you from taking withdrawals from the contract at any time; however, taking withdrawals prior to the GMWB Benefit Eligibility Date or in excess of the Lifetime Annual Benefit Amount may significantly reduce or eliminate the value of the lifetime guarantees provided by the GMWB component of Phoenix Retirement Protector as described above and in the chart of "Special Risks Associated with Withdrawals" at the end of this section. You should know that withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals that do not exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, including withdrawals taken to meet Required Minimum Distributions, are considered to be within the contract's free withdrawal amount and are not subject to surrender charges under the contract. However, withdrawals, including withdrawals taken to meet Required Minimum Distributions, that exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, as defined below and the contract's free withdrawal amount are subject to any surrender charges imposed under the contract. Please see "Surrender of Contract and Withdrawals" and "Federal Income Taxes" for more information.

   Contract Value is reduced to zero: Guaranteed Payments
   If your Contract Value goes to zero and you have met the conditions of the benefit, the contract and all rights under the contract and rider terminate, and you must choose between lifetime or non-lifetime payments. You should know that the GMWB component does not provide a lifetime benefit amount prior to the GMWB Benefit Eligibility Date.

   If both the lifetime and non-lifetime options are available to you and you choose lifetime payments, we will pay you the Lifetime Annual Benefit Amount each year until the first death of a Covered Person under the single life option or until the death of the surviving spouse under the spousal life options. If you choose non-lifetime payments, we will pay you the Non-Lifetime Annual Benefit Amount until the GMWB Benefit Base is reduced to zero.

GMDB Component

As noted above, the Phoenix Retirement Protector offers a guaranteed minimum death benefit (GMDB) component which you can elect for an additional fee. The benefit provides a higher GMDB than is provided under the contract so long as the GMDB Benefit Base under the rider exceeds the GMDB under the contract. You may wish to consider this benefit if your goal is to provide a higher death benefit.

Asset Allocation or Strategic Program Requirement

If you purchase Phoenix Retirement Protector, you must select one of the approved asset allocation programs when allocating your premium payments and Contract Value. You should consult with your registered

 TF1017                                                                    25
representative when you initially select a program and periodically review your program with your registered representative to determine if you need to change programs. You may, at any time, switch your current program to another approved program the Company may make available; however, the fee for the rider may vary depending on the program or option you choose. See the table of "Optional Benefit Fees" for details. We reserve the right to restrict availability of investment options.

Although you may cancel your participation in a program, you should consult your registered representative before doing so, as canceling out of programs altogether will cause the rider to terminate without value. You may request to later re-enroll in a program however re-enrollment will not reinstate the Phoenix Retirement Protector rider. If a program is eliminated while the rider is in effect, we will provide you notice and you must choose among the other approved programs available by working with your registered representative to make an appropriate selection and returning the form we require to the Annuity Operations Division. Descriptions of the programs are found in "Asset Allocation and Strategic Programs" above.

Important Terms and Conditions related to Phoenix Retirement Protector

Currently, we offer this benefit only at the time you buy a contract. As a result, the rider date is the same as the contract date and rider years are the same as contract years.

(i)Guaranteed Minimum Accumulation Benefit ("GMAB") Component

The GMAB component of the rider guarantees a return of a specified percentage of premiums after each GMAB Waiting Period. A GMAB Waiting Period represents the period of time that must elapse before you qualify for benefits under the GMAB component of the rider. Currently, the GMAB Waiting Period is 10 years, measured from the rider date. The amount of the benefit available after the waiting period depends on the relationship of the Contract Value to a value we call the "GMAB Benefit Base", which is described below. After the initial GMAB Waiting Period, we will automatically compare the GMAB Benefit Base to the Contract Value after all fees have been deducted. If the GMAB Benefit Base is greater than the Contract Value after all fees have been deducted, we will add an additional amount to your Contract Value and therefore your new Contract Value will equal the GMAB Benefit Base. Whenever such addition occurs, a new GMAB Waiting Period begins. In addition, you may elect to increase, or "step-up" the GMAB Benefit Base as specified below. A new GMAB Waiting Period also begins when you step-up the GMAB Benefit Base. Each new GMAB Waiting Period supersedes any GMAB Waiting Period already in progress and delays the time when we will determine if an additional amount will be added to the Contract Value.

GMAB Benefit Base

As noted above, we compare the Contract Value to the GMAB Benefit Base to determine if an additional amount will be added to the Contract Value at the end of each GMAB Waiting Period. Assuming the rider was issued on the date the contract was issued, the GMAB Benefit Base is equal to the initial premium payment. Thereafter, the GMAB Benefit Base is re-calculated whenever certain triggering events occur. Generally speaking, the GMAB Benefit Base will be increased by a percentage of subsequent premium payments, and may be increased by the elective step up feature. Under no circumstances will the GMAB Benefit Base ever exceed a maximum amount equal to 500% of subsequent premiums in the first rider year, plus 100% of other subsequent premiums. The GMAB Benefit Base will be set equal to zero on the date the Contract Value is reduced to zero.

   Events and features causing recalculation of the GMAB Benefit Base

  . Premium Payments Received After the Rider Date

   The GMAB Benefit Base will be increased by 100% of any premium payment received after the rider date and within the first rider year in each GMAB Waiting Period. Premiums received following the first rider anniversary within each GMAB Waiting Period do not increase the GMAB Benefit Base.

 TF1017                                                                    26

      Sample calculation showing the effect of subsequent premium payments on GMAB Benefit Base

     Assume the rider date is June 12, 2009 and that your initial premium payment on the rider date is $100,000. Your GMAB Benefit Base is set equal to $100,000.

     Assume that you make an additional premium payment of $10,000 on August 24, 2009. Since this premium payment was made in the first year during the GMAB Waiting Period, 100% of the premium payment is added to the GMAB Benefit Base. Thus the GMAB Benefit Base is increased to $110,000.

     Assume that you make another premium payment of $10,000 on April 5, 2012. Also assume that you have not made an elective GMAB Step-Up since the rider date. Since this premium payment was made in the third year during the GMAB Waiting Period, the GMAB Benefit Base is not increased.

  . Elective GMAB Step-Up

   You may elect to increase, or "step up" the GMAB Benefit Base each rider year when the Contract Value is greater than the GMAB Benefit Base. To elect to step up the GMAB Benefit Base, you must notify us of this election at least 7 days before the end of the rider year. Then we will increase the GMAB Benefit Base to equal the Contract Value on the rider anniversary and a new GMAB Waiting Period will begin. If the GMWB automatic step-up has been suspended (see "Automatic Step-Up Feature" under Guaranteed Minimum Withdrawal Benefit Component below), you may not elect the GMAB step-up until you have reactivated the GMWB automatic step-up.

      Sample calculation showing the effect of the elective GMAB Step-Up

     Assume the rider date is June 12, 2009 and that your initial premium payment on the rider date is $100,000. Your GMAB Benefit Base is set equal to $100,000.

     Assume that as you approach your June 12, 2015 rider anniversary, you wish to make an elective GMAB Step-Up because your Contract Value has increased since the rider date. Assume that you provide notice more than seven days prior to this anniversary of your request to step up and that you have not opted out of the GMWB step-ups.

     Assume that on June 12, 2015 that Contract Value is $170,000. Since you have elected a GMAB step-up, your GMAB Benefit Base is increased to $170,000 and you begin a new GMAB Waiting Period.

     Assume that you make an additional premium payment of $10,000 on August 24, 2015. Since this premium payment was made in the first rider year of the current GMAB Waiting Period, the GMAB Benefit Base is increased by the amount of the premium payment. Thus the GMAB Benefit Base is increased to $180,000

  . First Day Following the End of Each GMAB Waiting Period

   On the first day following the end of each GMAB Waiting Period, if the GMAB Benefit Base is less than the Contract Value, the GMAB Benefit Base will be set equal to the Contact Value, after all fees have been deducted.

  . Withdrawals from the Contract

   On the date of any withdrawal from the contract, the GMAB Benefit Base will be reduced in the same proportion as the Contract Value is reduced by the withdrawal.

 TF1017                                                                    27

      Sample calculation showing the effect of withdrawals on the GMAB Benefit Base

     Assume the rider date is June 12, 2009 and that your initial premium payment on the rider date is $100,000. Your GMAB Benefit Base is set equal to $100,000.

     Assume you make a withdrawal of $14,000 on September 7, 2015 and that your Contract Value on that date was $140,000. In this case, the reduction in Contract Value is 10% ($14,000 divided by $140,000), and accordingly, your GMAB Benefit Base is reduced by 10% to $90,000 ($100,000 * 10% = $10,000 and $100,000--$10,000 = $90,000).

Important Considerations Regarding These Events

If your intention is to obtain the benefit provided by the GMAB component at the earliest possible date, you need to complete the initial GMAB Waiting Period, currently ten years. This means that: (1) your initial premium plus subsequent premium payments made in the first rider year is the amount that you wish to guarantee; and (2) you should not make subsequent premium payments after the first rider year or elect to step up your GMAB Benefit Base in the first ten rider years. You should also understand that although making additional premium payments after the first rider year may reduce the benefit that could be paid at the end of the initial GMAB waiting period, they have the potential to increase the GMAB Benefit Base (elective GMAB Step-Up) and the GMWB Benefit Base. You should work with your registered representative to determine what decision best suits your financial needs.

(ii)Guaranteed Minimum Withdrawal Benefit ("GMWB") Component

The GMWB component of this rider provides for a lifetime and non-lifetime guaranteed minimum withdrawal benefit. On the rider date, you must choose between the single life option and the spousal life option and you cannot change your election. On the date the Contract Value is reduced to zero, you must choose between lifetime and non-lifetime payments.

The following terms are important to an understanding of this component.

"Annual Benefit Percentage" is a percentage we use to determine the Annual Benefit Amount. The Non-Lifetime Annual Benefit Percentage is currently 7%. For the Lifetime Annual Benefit Percentage, the percentage varies by age as shown below and is established on the date you make the first withdrawal from the contract. If your first withdrawal is prior to the GMWB Benefit Eligibility Date (youngest Covered Person's 60/th/ birthday for the single life option or 65/th/ birthday for the spousal life option), this percentage is permanently set to 5% on the GMWB Benefit Eligibility Date.

-------------------------------------------------------------------------------------------------------
                                  Lifetime                                            Lifetime
      Single Life              Annual Benefit             Spousal Life             Annual Benefit
      Attained Age               Percentage               Attained Age               Percentage
-------------------------------------------------------------------------------------------------------
          < 60                       0%                       <65                        0%
-------------------------------------------------------------------------------------------------------
         60-74                       5%                      65-74                       5%
-------------------------------------------------------------------------------------------------------
         75-84                       6%                      75-84                       6%
-------------------------------------------------------------------------------------------------------
          85+                        7%                       85+                        7%
-------------------------------------------------------------------------------------------------------

"Covered Person(s)" means the person(s) whose life is used to determine the duration of lifetime payments. A Covered Person must be a natural person

   For the single life option, the Covered Person can be one or more lives. If there is one natural person owner, the owner is the Covered Person. If there are multiple natural person owners, all owners are Covered Persons. If the owner is a non-natural person, all annuitants named in the contract become the Covered Persons.

   For the spousal life option, Covered Persons must be two legal spouses under federal law. If there is one natural person owner, the owner and the owner's spouse must be the Covered Persons. The spouse must be the sole beneficiary. If there are two spousal owners, the Covered Persons are the spousal owners, and they must both be each other's beneficiary. If there are multiple non-spousal owners, or if the owner is a non-natural person, the spousal life option is not allowed.

 TF1017                                                                    28

"GMWB Benefit Base" is the amount established for the sole purpose of determining the Lifetime and Non-Lifetime Annual Benefit Amount. As noted above, while the Contract Value is greater than zero, the Lifetime or Non-Lifetime Annual Benefit Amount is the amount available for withdrawals. When the Contract Value goes to zero the Lifetime or Non-Lifetime Annual Benefit Amount is the amount we will pay to you each year.

On the rider date, the GMWB Benefit Base is equal to the initial premium. Thereafter, the GWMB Benefit Base is recalculated whenever certain triggering events occur. Generally speaking, assuming no withdrawals have been taken, the GMWB Benefit Base will be increased by additional premium payments, and may be increased as a result of the roll-up and step-up features. Additionally, the GMWB Benefit Base may be increased at a particular rider anniversary following the end of the roll-up period by an aspect of the roll-up feature we call the Benefit Base Multiplier. We describe events and features causing recalculation of the GMWB Benefit Base below. Under no circumstances will the GMWB Benefit Base ever exceed a maximum amount. This maximum amount is the sum of 500% of the initial premium plus 500% of subsequent premiums in the first rider year, plus 100% of other subsequent premiums. We will reduce the GMWB Benefit Base for any withdrawals from the contract. The amount of the reduction depends on whether cumulative withdrawals in a rider year exceed the Non-Lifetime Annual Benefit Amount. If they do not exceed this amount, we will reduce the GMWB Benefit Base by the dollar amount of each withdrawal. If they do exceed the Non-Lifetime Annual Benefit Amount, we will reduce the GMWB Benefit Base by the same proportion as the Contract Value is reduced by the amount of the withdrawal in excess of the Non-Lifetime Annual Benefit Amount.

"GMWB Benefit Eligibility Date" means the date your Lifetime Annual Benefit Amount becomes available to you.

    . For the single life option, the GMWB Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person, as defined below, attains age 60.

    . For the spousal life option, the GMWB Benefit Eligibility Date is the later of the rider date and the date the youngest Covered Person attains age 65. For the spousal life option, if either spouse dies prior to the GMWB Benefit Eligibility Date, we will reset the GMWB Benefit Eligibility Date to the later of the date of the first spousal death, and the date the surviving spouse attains age 65.

The Non-Lifetime Annual Benefit Amount

The Non-Lifetime Annual Benefit Amount represents two distinct values, depending on whether your Contract Value is greater than zero, or whether it has reduced to zero. While your Contract Value is greater than zero, the Non-Lifetime Annual Benefit Amount represents the maximum amount you can withdraw each year without reducing your Non-Lifetime Annual Benefit Amount. If your Contract Value is reduced to zero, and non-lifetime payments are elected, the Non-Lifetime Annual Benefit Amount represents the annual amount we will pay you until the GMWB Benefit Base is reduced to zero.

On the rider date, the Non-Lifetime Annual Benefit Amount is equal to a percentage of the GMWB Benefit Base. We call this percentage the "Non-Lifetime Annual Benefit Percentage". The percentage for your rider is shown on the rider specification page and is currently 7%. We may change this percentage in the future and this change would affect riders issued beginning on the date we make the change. After the rider date, the Non-Lifetime Annual Benefit Amount is recalculated whenever any of the following triggering events occur.

   Events causing recalculation of the Non-Lifetime Annual Benefit Amount

  . GMWB Automatic Step-Ups or GMWB Roll-Ups

   Each year when a GMWB automatic step-up or GMWB roll-up occurs, the Non-Lifetime Annual Benefit Amount will be equal to the greater of the Non-Lifetime Annual Benefit Amount in effect prior to the GMWB automatic step-up; and the Non-Lifetime Annual Benefit Percentage multiplied by the GMWB Benefit Base after any step-up or roll-up calculation.

 TF1017                                                                    29

  . Premium Payments Received After the Rider Date

   If we receive premium payments after the rider date, and no withdrawals have been made from the contract, then we will increase the Non-Lifetime Annual Benefit Amount on the date we apply premium payments. The amount of this increase is determined by multiplying the Non-Lifetime Annual Benefit Percentage by the amount of the premium payment. However, if you then take withdrawals from the contract in excess of the Non-Lifetime Annual Benefit Amount, we will reduce the Non-Lifetime Annual Benefit Amount as described in "Taking Withdrawals" below.

   If any withdrawals have been made from the contract on or prior to our receipt of an additional premium, we will not increase the GMWB Benefit Base as a result of premium payments made after such withdrawal.

  . Taking Withdrawals

   The following section describes how taking withdrawals will impact the Non-Lifetime Annual Benefit Amount. The Non-Lifetime Annual Benefit Amount may be the only benefit amount available to you under the GMWB component unless you have reached the GMWB Benefit Eligibility Date, which is generally the date the youngest Covered Person attains age 60 if the single life option is in effect, or the date the younger spouse attains age 65, if the spousal life option is in effect.

       . Taking withdrawals from the contract may impact the Non-Lifetime Annual Benefit Amount depending on whether they exceed the Non-Lifetime Annual Benefit Amount. If cumulative withdrawals in any rider year do not exceed the Non-Lifetime Annual Benefit Amount in that year, the Non-Lifetime Annual Benefit Amount will not be reduced.

       . If a withdrawal causes the cumulative withdrawals in any rider year to exceed the Non-Lifetime Annual Benefit Amount, the amount withdrawn in excess of the Non-Lifetime Annual Benefit Amount and any subsequent withdrawals in that rider year are all considered Non-Lifetime excess withdrawals. Each non-lifetime excess withdrawal will reduce the Non-Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the non-lifetime excess withdrawal.

       . You should know that, currently, withdrawals taken at any time to meet Required Minimum Distribution requirements as defined by the Internal Revenue Code do not reduce the Non-Lifetime Annual Benefit Amount. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered excess withdrawals as described below.
       For IRA and qualified plan contracts, cumulative withdrawals during a rider year will be considered non-lifetime excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

       (a) = the current Non-Lifetime Annual Benefit Amount;

       (b) = the RMD for the 1st calendar year during the rider year; and

       (c) = the RMD for the 2nd calendar year during the same rider year.

   Withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements that do not exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts are considered to be within the contract's free withdrawal amount. However, withdrawals that exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, including withdrawals taken to meet Required Minimum Distribution requirements, are subject to any surrender charges imposed under the contract. Please see "Surrender of Contract and Withdrawals" and "Federal Income Taxes" for more information.

The Lifetime Annual Benefit Amount

The Lifetime Annual Benefit Amount is not available until you reach the GMWB Benefit Eligibility Date which is generally the date the youngest Covered Person attains age 60 if the single life option is in effect, or the date the

 TF1017                                                                    30
younger spouse attains age 65, if the spousal life option is in effect. Like the Non-Lifetime Annual Benefit Amount, the Lifetime Annual Benefit Amount represents two distinct values, depending on whether your Contract Value is greater than zero, or whether it has reduced to zero. While your Contract Value is greater than zero, the Lifetime Annual Benefit Amount represents the maximum amount you can withdraw each year after the GMWB Benefit Eligibility Date without reducing your Lifetime Annual Benefit Amount. If your Contract Value is reduced to zero, and lifetime payments are elected, the Lifetime Annual Benefit Amount represents the annual lifetime amount we will pay after the GMWB Benefit Eligibility Date.

We first calculate the Lifetime Annual Benefit Amount on the later of the date of the first withdrawal and the GMWB Benefit Eligibility Date as described below. As a result, if you take a withdrawal before the GMWB Benefit Eligibility Date, we will calculate the Lifetime Annual Benefit Amount on the GMWB Benefit Eligibility Date.

 . Lifetime Annual Benefit Amount calculated on the GMWB Benefit Eligibility
   Date (withdrawal made prior to the GMWB Benefit Eligibility Date): the Lifetime Annual Benefit Amount equals the Lifetime Annual Benefit Percentage, as shown above, multiplied by the lesser of the GMWB Benefit Base and the Contract Value.

 . Lifetime Annual Benefit Amount calculated on the date of the first withdrawal following the GMWB Benefit Eligibility Date: the Lifetime Annual Benefit Amount equals the Lifetime Annual Benefit Percentage multiplied by the GMWB Benefit Base after any GMWB step-up or roll-up calculations.

The Lifetime Annual Benefit Amount is recalculated whenever any of the following triggering events occur.

Events causing recalculation of the Lifetime Annual Benefit Amount

  . GMWB Automatic Step-Up

   Each year when a GMWB Automatic Step-Up occurs, the Lifetime Annual Benefit Amount will be equal to the greater of the Lifetime Annual Benefit Amount in effect prior to the GMWB automatic step-up; and the Lifetime Annual Benefit Percentage multiplied by the GMWB Benefit Base after the step-up calculation.

  . Taking Withdrawals

   The following section describes how taking withdrawals after the GMWB Benefit Eligibility Date affects the Lifetime Annual Benefit Amount after it is first calculated. Whether withdrawals will change the Lifetime Annual Benefit Amount depends on whether they exceed the Lifetime Annual Benefit Amount.

    . If cumulative withdrawals in any rider year following the GMWB Benefit Eligibility Date do not exceed the fetime Annual Benefit Amount in that year, the Lifetime Annual Benefit Amount will not be reduced.

    . If a withdrawal causes the cumulative withdrawals in any rider year following the GMWB Benefit Eligibility Date to exceed the Lifetime Annual Benefit Amount, the amount withdrawn in excess of the

    . Lifetime Annual Benefit Amount and any subsequent withdrawals in that rider year are all considered lifetime excess withdrawals. Each lifetime excess withdrawal will reduce the Lifetime Annual Benefit Amount in the same proportion as the Contract Value is reduced by the lifetime excess withdrawal.

    . You should know that, currently, withdrawals taken after the GMWB Benefit Eligibility Date to meet Required Minimum Distribution requirements as defined by the Internal Revenue Code do not reduce the Lifetime Annual Benefit Amount. However, we may change this rule at our discretion in which case such withdrawals taken following this change may be considered lifetime excess withdrawals and reduce the Lifetime Annual Benefit Amount as described below.

       For IRA and qualified plan contracts, cumulative withdrawals in a rider year after the GMWB Benefit Eligibility Date will be considered excess withdrawals only if they exceed the greatest of (a), (b) and (c), where:

          (a) = the current Lifetime Annual Benefit Amount;

          (b) = the RMD for the 1st calendar year during the rider year; and

          (c) = the RMD for the 2nd calendar year during the same rider year.

 TF1017                                                                    31

   Withdrawals from the contract have other potential consequences, including potential imposition of surrender charges and premium taxes, and federal income tax consequences. Withdrawals, including withdrawals taken to meet Required Minimum Distribution requirements that do not exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts are considered to be within the contract's free withdrawal amount. However, withdrawals that exceed the greater of the Non-Lifetime and Lifetime Annual Benefit Amounts, including withdrawals taken to meet Required Minimum Distribution requirements, are subject to any surrender charges imposed under the contract. Please see "Surrender of Contract and Withdrawals" and "Federal Income Taxes" for more information.

   Events causing recalculation of the GMWB Benefit Base

  . Premium Payments Received After the Rider Date

   If we receive premium payments after the rider date, and no withdrawals have been made from the contract, then we will increase the GMWB Benefit Base. The GMWB Benefit Base will be increased by the dollar amount of each premium payment on the date we receive it. However, if you then take withdrawals from the contract, we will reduce the GMWB Benefit Base as described in "Taking Withdrawals" below. If any withdrawal has been made from the contract on or prior to our receipt of additional premium, we will not increase the GMWB Benefit Base as a result of premium payments made after such withdrawal.

  . Roll-up Feature

   The GMWB roll-up feature allows for an increase, or "roll-up," in the GMWB Benefit Base during a specified period of time, called the GMWB roll-up period. The roll-up feature is only available to you if no withdrawals have been taken from the contract. Currently, the GMWB roll-up period continues until the 10/th/ rider anniversary following the later of the rider date and the last rider anniversary on which a GMWB automatic step-up, described below, occurs. In no event can the GMWB roll-up period extend beyond the time the younger Covered Person attains a maximum age. This maximum age is the greater of age 95 or the younger Covered Person's age on the rider date plus 10 years. The increase in GMWB Benefit Base resulting from the roll-up is based upon a comparison of the following three values on each rider anniversary: (i) Contract Value, (ii) GMWB Benefit Base, and (iii) the sum of the GMWB Benefit Base on the prior rider anniversary plus the roll-up amount for the prior rider year, plus subsequent premium payments received during the prior rider year. For calculation of the increase in GMWB Benefit Base provided by the roll-up feature, "subsequent premium payments" means premiums received after the rider date, excluding premium payments received on any rider anniversary. The roll-up amount is determined by multiplying the GMWB Benefit Base on the prior rider anniversary, or for the roll-up in the first rider year, the GMWB Benefit Base on the last valuation date of the first rider year by a percentage, currently 6.5%.

   If you have not taken withdrawals from the contract and therefore are eligible for the roll-up feature of the rider, we will consider an additional value in recalculating GMWB Benefit Base on the rider anniversary at or following the end of the GMWB roll-up period on which the youngest Covered Person has attained age 70. This additional value applies the Benefit Base Multiplier, currently 200%, to the sum of the GMWB Benefit Base on the rider date plus subsequent premium received in the first rider year.

   The recalculation of the GMWB Benefit Base under the various situations that can exist at the end of the GMWB roll-up period is described below.

  . Each Rider Anniversary During the GMWB Roll-Up Period

   On each rider anniversary, if no withdrawals have been made, the re-calculated GMWB Benefit Base will be set equal to the greater of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:

    . the Contract Value then in effect, (after all fees have been deducted, and provided the GMWB automatic step-up feature has not been suspended);

 TF1017                                                                    32

    . the sum of (i) the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and (ii) the roll-up amount for the prior rider year, if any.

     Assume that you have reached a rider anniversary and that you are still in your GMWB roll-up period and have not made any withdrawals. Assume further that your GMWB Benefit Base as of your last rider anniversary was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the GMWB automatic step-up has not been suspended.

     Your GWMB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

     .  Contract Value = $105,000

     .  Sum of (i) and (ii) = $106,500

        (i) GMWB Benefit Base on prior rider anniversary= $100,000

        (ii) Roll-Up Amount for prior rider year = $100,000 x 6.5% = $6,500

     Your GMWB Benefit Base will be $106,500.

 . The Rider Anniversary Following the End of the GMWB Roll-Up Period when
   (1) the youngest Covered Person has not yet attained age 70 and (2) the youngest Covered Person has attained age 70.

   If the GMWB roll-up period has ended, and no withdrawals have been made from the contract, we will re-calculate the GMWB Benefit Base on the rider anniversary following the end of the GMWB roll-up period. The amount of the re-calculated GMWB Benefit Base will depend on whether the youngest Covered Person has attained the Benefit Base Multiplier Age, currently age 70. For each situation, the recalculated Benefit Base is determined as described below.

    1. Assuming the youngest Covered Person has not yet attained age 70 by the rider anniversary immediately following the end of the GMWB roll-up period, then, on that rider anniversary, the GMWB Benefit Base will be set equal to the greater of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the second of the two values described below:

       . the Contract Value then in effect, (after all fees have been deducted, provided the GMWB automatic step-up feature has not been suspended);

       . the sum of (i) the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and
          (ii) the roll-up amount for the prior rider year, if any.

     Assume that you have reached the rider anniversary following the end of the GMWB roll-up period, the youngest Covered Person has not yet attained age 70 and you have not made any withdrawals. Assume further your GMWB Benefit Base as of your last rider anniversary was $176,257, your Contract Value is $105,000, you have not made any subsequent premium payments during the prior rider year and the GMWB automatic step-up has not been suspended.

     Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

     .  Contract Value = $105,000

     .  Sum of (i) and (ii) = $187,714

     (i) GMWB Benefit Base on prior rider anniversary = $176,257

     (ii) Roll-Up Amount for prior rider year = $176,257 x 6.5% = $11,457

     Your GMWB Benefit Base will be $187,714.

    2. Assuming the youngest Covered Person has attained age 70 by the rider anniversary immediately following the end of the GMWB roll-up period, then, on that rider anniversary, the GMWB Benefit Base will be set equal to the greatest of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

       . the Contract Value then in effect, (after all fees have been deducted, provided the GMWB automatic step-up feature has not been suspended);

 TF1017                                                                    33

       .  the Benefit Base Multiplier, currently 200%, multiplied by the sum of
          (i) the GMWB Benefit Base on the rider date, plus (ii) all subsequent premium payments received during the first rider year;

       . the sum of (i) the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary and
          (ii) the roll-up amount for the prior rider year, if any.

     Assume that you have reached the rider anniversary following the end of the GMWB roll-up period, the youngest Covered Person has attained age 70 and you have not made any withdrawals. Assume further your GMWB Benefit Base as of your last rider anniversary was $176,257, your GMWB Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the GMWB automatic step-up has not been suspended.

     Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

     .  Contract Value = $105,000

     .  200% x Sum of (i) and (ii) = $200,000

        (i) GMWB Benefit Base on the rider date = $100,000

        (ii) Subsequent premium payments = $0

     .  Sum of (i) and (ii) = $187,714

        (i) GMWB Benefit Base on prior rider anniversary = $176,257

        (ii) GMWB Roll-Up Amount for prior rider year = $176,257 x 6.5% =
     $11,457

     Your GMWB Benefit Base will be $200,000.

 . Rider Anniversary Next Following Youngest Covered Person's 70/th/ Birthday
   Occurring After the Rider Anniversary Immediately Following the End of the GMWB Roll-Up Period

   Assuming no withdrawals have been taken and the youngest Covered Person attains age 70 after the rider anniversary immediately following the end of the roll-up period, then on the next rider anniversary following the date the youngest Covered Person attains age 70, the GMWB Benefit Base will be set equal to the greatest of the following, unless the GMWB automatic step-up feature has been suspended in which case, it will be set to the greater of the latter two values described below:

       . the Contract Value then in effect, after all fees have been deducted, (provided the GMWB automatic step-up feature has not been suspended);

       . the GMWB Benefit Base on the prior rider anniversary plus any premium payments since the prior rider anniversary;

       . the Benefit Base Multiplier, currently 200%, multiplied by sum of the GMWB Benefit Base on the rider date plus all subsequent premium payments received during the first rider year.

 TF1017                                                                    34

     Assume that you reached the rider anniversary following the end of the GMWB roll-up period several years ago, but still have not made any withdrawals from the contract. However, the youngest Covered Person celebrated his 70/th/ birthday during the prior rider year. Assume further, your GMWB Benefit Base on the prior rider anniversary was $180,000, your GMWB Benefit Base on the rider date was $100,000, your Contract Value is $105,000, you have not made any subsequent premium payments after the rider date and the GMWB automatic step-up has not been suspended.

     Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greatest of the following:

     .  Contract Value = $105,000

     .  GMWB Benefit Base on prior rider anniversary = $180,000

     .  200% x Sum of (i) and (ii) = $200,000

        (i) GMWB Benefit Base on the rider date = $100,000

        (ii) Subsequent premium payments = $0

     Your GMWB Benefit Base will be $200,000.

 . Each Rider Anniversary After the Earlier of the First Withdrawal and the
   Rider Anniversary Following the End of the GMWB Roll-Up Period (except Rider Anniversary next following youngest Covered Person's 70/th/ birthday after the end of the GMWB Roll-Up Period)

   On each rider anniversary after the earlier of the first withdrawal and the rider anniversary following the end of the GMWB roll-up period, we will re-calculate the GMWB Benefit Base. The GMWB Benefit Base will be set equal to the greater of the following, unless the GMWB automatic step-up feature has been suspended, in which case, it will be set to the second of the two values described below:

    . the Contract Value then in effect, after all fees have been deducted, (provided the GMWB automatic step-up feature, described below, has not been suspended); and

    . the GMWB Benefit Base on the prior rider anniversary adjusted for any withdrawals taken since the prior rider anniversary plus, if no withdrawals have been made, any premium payments made since the prior rider anniversary.

     Assume that you are out of the GMWB roll-up period. Assume further, your GMWB Benefit Base on the prior rider anniversary is $106,500, your Contract Value is $110,000 and the GMWB automatic step-up has not been suspended. Your GMWB Benefit Base will be re-calculated on your rider anniversary to be the greater of the following:

     .  Contract Value = $110,000

     .  GMWB Benefit Base on prior rider anniversary = $106,500

     Your GMWB Benefit Base will be $110,000.

  . GMWB Automatic Step-Up Feature

   The GMWB component of Phoenix Retirement Protector includes an automatic step-up feature. Like the GMWB roll-up feature, the GMWB automatic step-up feature allows for an increase in the GMWB Benefit Base. At set intervals, currently on each anniversary of the rider date, we will automatically compare the Contract Value, after deduction of all fees, to the GMWB Benefit Base then in effect; that is, the GMWB Benefit Base on the prior rider anniversary plus any premium payments made since the prior rider anniversary. If the Contract Value, after deduction of all fees, is greater than such GMWB Benefit Base, we will automatically increase, or "step-up" the GMWB Benefit Base to equal the Contract Value. You should know that the fee percentage for the rider may be increased if we step-up the GMWB Benefit Base. If you do not decline the automatic step-up,

 TF1017                                                                    35
   you will pay the current rider fee then in effect beginning on the date of any automatic step-up of the GMWB Benefit Base. You can decline the increase by contacting us no later than seven days prior to the rider anniversary. If you decline the step-up, the GMWB automatic step-up will not occur, and the automatic GMWB step-up feature will be suspended immediately and GMAB step-ups provided under the GMAB component of the rider cannot be elected. If you decline a GMWB automatic step-up in the GMWB Benefit Base, we will continue to calculate any roll-ups as described above. Assuming your rider is still in effect at the next step-up interval, you may reactivate the automatic GMWB step-up option by contacting us at the phone number or address provided on the first page of the prospectus.

  . Taking Withdrawals

   The GMWB Benefit Base is reduced for all withdrawals regardless of whether they occur before or after the GMWB Benefit Eligibility Date. The amount by which the GMWB Benefit Base is reduced for withdrawals depends on whether and by how much the withdrawals taken in a rider year exceed the Non-Lifetime Annual Benefit Amount. Cumulative withdrawals in any rider year that do not exceed the Non-Lifetime Annual Benefit Amount reduce the GMWB Benefit Base by the amount of the withdrawals. Cumulative withdrawals in any rider year that exceed the Non-Lifetime Annual Benefit Amount (Non-Lifetime excess withdrawals) reduce the GMWB Benefit Base by the same proportion as the Contract Value is reduced by Non-Lifetime excess withdrawal.

Payment of the Lifetime or Non-Lifetime Annual Benefit Amount when the Contract Value is greater than zero

Each year when the Contract Value is greater than zero, you may take withdrawals equal to the Lifetime Annual Benefit Amount so long as you have reached the GMWB Benefit Eligibility Date. You may take withdrawals equal to the Non-Lifetime Annual Benefit Amount then in effect at any time when the Contract Value is greater than zero. You can establish a Systematic Withdrawal Program for payments of a specified amount or can request payments according to your own schedule. See "Systematic Withdrawal Program" for additional details about how to use this program and the program's restrictions.

Payment of the Lifetime or Non-Lifetime Annual Benefit Amount when the Contract Value goes to zero

If, when the Contract Value goes to zero, the GMWB Benefit Base is greater than zero, you must choose between receiving non-lifetime and lifetime monthly payments. The Lifetime Annual Benefit Amount is not available to you before the GMWB Benefit Eligibility Date.

We may, at our discretion, permit or require other payment frequencies subject only to our minimum amount per payment requirement.

    .  Non-Lifetime Payments

       If the GMWB Benefit Base is greater than zero you may choose to receive monthly non-lifetime payments. The non-lifetime payments will be equal to one twelfth of Non-Lifetime Annual Benefit Amount. Payments will begin one month after the Contract Value is reduced to zero and will end when the GMWB Benefit Base is reduced to zero. The GMWB Benefit Base is reduced by each non-lifetime payment.

    .  Lifetime Payments
       If the GMWB Benefit Base is greater than zero, you may choose to receive monthly lifetime payments. The lifetime benefit payments will be equal to one twelfth of Lifetime Annual Benefit Amount. Payments will begin one month following later of the date the Contract Value goes to zero and the GMWB Benefit Eligibility Date. We will make these payments under the single life option or spousal life option, whichever you selected at the time you purchased the rider. For the single life option, all Covered Persons must be living on the date we make the first payment, and for the spousal life option, at least one spouse must be living. Payments will continue until the first death of any Covered Person(s) for the single life option, or until the death of the surviving spouse for the spousal life option.

 TF1017                                                                    36

Maximum Maturity Date Benefit

If your Contract Value is greater than zero and you cannot extend the maturity date of the contract any later, this rider allows you to exchange the Contract Value for lifetime payments equal to the Lifetime Annual Benefit Amount or non-lifetime payments equal to the Non-Lifetime Annual Benefit Amount in lieu of applying the Contract Value to one of the annuity payment options offered under the contract. Otherwise, your contract will enter the annuity period and you may choose any of the annuity options then available. See "The Annuity Period"

(iii)Guaranteed Minimum Death Benefit ("GMDB")

The GMDB component of the Phoenix Retirement Protector rider is optional. The GMDB component guarantees a minimum death benefit if the GMDB Benefit Base, which is the same as the GMWB Benefit Base prior to the GMDB Maximum Age, is greater than the death benefit payable under the contract when any Covered Person dies prior to the earliest of the following dates:

    1. the maturity date of the contract,

    2. the date the Contract Value is reduced to zero,

    3. the rider anniversary following the date the oldest Covered Person attains a particular age specified in rider. We call this the GMDB Maximum Age. Currently, this age is 85.

If the GMDB Benefit Base is greater than the death benefit payable under the contract, this optional GMDB guarantees an additional death benefit amount. This guaranteed amount is the difference between the contract's death benefit and the GMDB Benefit Base. You should know that this optional component does not provide any value once the Contract Value goes to zero or the oldest Covered Person attains age the GMDB Maximum Age.

      Sample calculation showing the value of the GMDB component before and after the GMDB Maximum Age

     Death Prior to Age 85

     Assume you die prior to attaining age 85. Assume the death benefit available under your contract is equal $125,000 on the date of death. Further assume that the GMDB Benefit Base is equal to $130,000 on the date of death. The optional GMDB will pay you an additional death benefit amount equal to $5,000.

     Death After Age 85

     Assume you die after attaining age 85. Assume the death benefit available under your contract is equal $95,000 on the date of death. The GMDB Death Benefit Base is equal to your contract value or $80,000 on the date of death. The optional GMDB will not pay you an additional death benefit amount. You will receive the $95,000 death benefit available under your base contract.

Termination of Phoenix Retirement Protector Rider

The rider will terminate without value on the date the first of any of the following events occur:

    .  any Covered Person is changed;

    . annuity payments begin under an annuity payment option as described in the base contract;

    .  the contract, to which the rider is attached, terminates;

    .  the owner elects to terminate the rider;

    . that any portion of the Contract Value is no longer invested in one of the approved asset allocation programs;

    .  the Contract Value and GMWB Benefit Base are both reduced to zero;

    . if the Contract Value has been reduced to zero and lifetime payments have been elected, if any Covered Person under the Single Life Option, or the surviving Covered Person under the Spousal Life Option dies;

    .  you assign any rights or interest in this rider.

Once the rider is terminated, it cannot be reinstated.

 TF1017                                                                    37

Special Risks Associated with Withdrawals

The following chart demonstrates special risks associated with taking withdrawals when the Phoenix Retirement Protector Rider is attached to a contract when the Contract Value and Benefit Base are both greater than zero. Whether or not a withdrawal is considered "permitted" or "excess" is described in the section "Taking Withdrawals", in the description of the GMWB Benefit Base. When the Contract Value is reduced to zero, non-lifetime or lifetime payments (whichever selected) will begin and withdrawals are no longer allowed from the contract.

                                                                                  Permitted    Excess
Scenario                                                          No Withdrawals Withdrawals Withdrawals
--------------------------------------------------------------------------------------------------------
Automatic Contract Value reduction                                                    X           X
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Reduction to GMWB Benefit Base and GMAB Benefit Base                                  X           X
--------------------------------------------------------------------------------------------------------
Reduction to current Non-Lifetime Annual Benefit Amount                                           X
--------------------------------------------------------------------------------------------------------
Reduction to current Lifetime Annual Benefit Amount                                               X
--------------------------------------------------------------------------------------------------------
Gives you the highest potential Annual Benefit Amount available
  under the rider/1/                                                    X
--------------------------------------------------------------------------------------------------------
Cancels your ability to have subsequent premium payments
  automatically increase the GMWB Benefit Base                                        X           X
--------------------------------------------------------------------------------------------------------
Cancels your ability to "roll-up" and increase your GMWB Benefit
  Base                                                                                X           X
--------------------------------------------------------------------------------------------------------
Reduces the likelihood of a GMWB automatic step-up/2/                                 X           X
--------------------------------------------------------------------------------------------------------
Premium payments increase the GMWB Benefit Base                         X
--------------------------------------------------------------------------------------------------------
Potential to terminate the rider without value if reduces the
  Contract Value to zero                                                                          X
--------------------------------------------------------------------------------------------------------
Permanently sets the Lifetime Annual Benefit Percentage                               X           X
--------------------------------------------------------------------------------------------------------
Permanently sets the Lifetime and Non-Lifetime Annual Benefit
  Amounts if the Contract Value is reduced to zero and the
  GMWB Benefit Base is greater than zero                                              X
--------------------------------------------------------------------------------------------------------
Potential surrender charges                                                                       X
--------------------------------------------------------------------------------------------------------
Potential premium taxes and/or federal income tax consequences                        X           X

/1/The potential Annual Benefit Amount is greatest if at the end of the GMWB roll-up period, no withdrawals have been made and the youngest Covered Person has attained the Benefit Base Multiplier Age.

/2/In order to obtain a GMWB automatic step-up, your Contract Value must be greater than your GMWB Benefit Base on the rider anniversary. If you make withdrawals, your Contract Value will automatically decline, therefore reducing the likelihood that your Contract Value will be greater than your Benefit Base on your next rider anniversary, thus also reducing the likelihood that you will be able to step-up your Benefit Base.

               PLEASE KEEP THIS INFORMATION WITH YOUR PROSPECTUS

 TF1017                                                                    38

                             Phoenix Dimensions(R)

            PHL Variable Accumulation Account ("Separate Account")

                        PHL Variable Insurance Company

                Variable Accumulation Deferred Annuity Contract


 STATEMENT OF ADDITIONAL INFORMATION                          August 18, 2008


                               -----------------

 Home Office:                                  PHL Variable Insurance Company
 One American Row                                 Annuity Operations Division
 Hartford, Connecticut 06103-2899                                 PO Box 8027
                                             Boston, Massachusetts 02266-8027


This Statement of Additional Information is not a prospectus and should be read in conjunction with the prospectus, dated August 18, 2008. You may obtain a copy of the prospectus without charge by contacting PHL Variable Insurance Company ("PHL Variable") at the above address or by calling 800/541-0171.


                               -----------------

                               TABLE OF CONTENTS

                                                             Page
-----------------------------------------------------------------

PHL Variable Insurance Company..............................    2
Underwriter.................................................    2
Services....................................................    2
Information Sharing Agreements..............................    2
Performance History.........................................    2
Calculation of Yield and Return.............................   16
Calculation of Annuity Payments.............................   17
Experts.....................................................   18
Separate Account Financial Statements....................... SA-1
Company Financial Statements................................  F-1

PHL Variable Insurance Company
--------------------------------------------------------------------------------

PHL Variable Insurance Company ("PHL Variable") is a Connecticut stock life insurance company incorporated on July 15, 1981. We sell life insurance policies and annuity contracts through our affiliated distribution companies and through brokers. Our executive and main administrative offices are at One American Row in Hartford, Connecticut 06103-2899.

We are a wholly owned subsidiary of Phoenix Life Insurance Company ("Phoenix") through its holding company, PM Holdings, Inc.

Underwriter
--------------------------------------------------------------------------------

Phoenix Equity Planning Corporation ("PEPCO"), an affiliate of PHL Variable, as underwriter, offers these contracts on a continuous basis. PEPCO is not compensated for any underwriting commissions. All underwriting commissions costs are borne directly by PHL Variable.

Services
--------------------------------------------------------------------------------

Servicing Agent
The Phoenix Edge Series Fund reimburses Phoenix for various shareholder services provided by the Variable Product Operations area, located at 31 Tech Valley Drive, East Greenbush, NY 12061. The Phoenix Edge Series Fund is an open-end management investment company with many separate series. Shares of the fund are not directly offered to the public, but through policies and annuities issued by PHL Variable, Phoenix Life Insurance Company and Phoenix Life and Annuity Company.

The functions performed include investor inquiry support, shareholder trading, confirmation of investment activity, quarterly statement processing and Web/Interactive Voice Response trading. The rate of reimbursement for 2008 is 0.058% of the fund's average daily net assets. The total administrative service fees paid by the fund for the last three fiscal years follow:

 -----------------------------------------------------------------------------
        Year Ended December 31,                       Fee Paid
 -----------------------------------------------------------------------------
                 2005                               $1.9 Million
 -----------------------------------------------------------------------------
                 2006                               $1.5 Million
 -----------------------------------------------------------------------------
                 2007                               $1.7 Million
 -----------------------------------------------------------------------------

Other Service Providers
Under a contract with Phoenix Life Insurance Company ("PLIC"), Ibbotson Associates provides certain asset allocation services, including a risk tolerance questionnaire to assist the contract owner, for use in conjunction with the contract. For these services, PLIC pays Ibbotson an annual flat fee. The fees paid for the last three fiscal years follow:

 -----------------------------------------------------------------------------
        Year Ended December 31,                       Fee Paid
 -----------------------------------------------------------------------------
                 2005                                 $ 86,000
 -----------------------------------------------------------------------------
                 2006                                 $101,000
 -----------------------------------------------------------------------------
                 2007                                 $ 95,000
 -----------------------------------------------------------------------------

Under a contract with PLIC, Tata Consulting Services augments PLIC's U.S. based staff with processing premium payments, investment option transfers, asset allocation changes, changes of address, and issuance of new variable annuity business. The fees paid for these services for the last three fiscal years follow:

 -----------------------------------------------------------------------------
        Year Ended December 31,                       Fee Paid
 -----------------------------------------------------------------------------
                 2005                                $159,779.94
 -----------------------------------------------------------------------------
                 2006                                $177,316.43
 -----------------------------------------------------------------------------
                 2007                                $352,306.86
 -----------------------------------------------------------------------------

Under an Administrative and Accounting Services Agreement between PNG Global Investment Servicing (PNC) (formerly PFPC, INC.), and the Company, PNC provides certain services related to the Separate Account. These services include computing investment option unit value for each investment option of the Separate Account on each valuation date, preparing annual financial statements for the Separate Account, filing the Separate Account annual reports on Form N-SAR with the SEC, and maintaining certain books and records required by law on behalf of the Separate Account. The Company pays PNC fees for these services. The total fee includes a flat annual charge per investment option, an annual base fee for the company and its affiliates utilizing the services, and license and service fees for certain software used in providing the services. During the last three fiscal years, the Company and insurance company affiliates of the Company have paid PNC the fees listed below for services provided to the Separate Account, other investment options of the Company, and investment options of insurance company affiliates of the Company.

 -----------------------------------------------------------------------------
        Year Ended December 31,                       Fee Paid
 -----------------------------------------------------------------------------
                 2005                               $548,916.200
 -----------------------------------------------------------------------------
                 2006                               $537,086.622
 -----------------------------------------------------------------------------
                 2007                               $ 560,416.07
 -----------------------------------------------------------------------------

Information Sharing Agreements
--------------------------------------------------------------------------------

PHL Variable has entered into information sharing agreements with the underlying funds as required by Rule 22c-2 of the Investment Company Act of 1940. The purpose of the information sharing is to monitor, and, if necessary, warn and restrict policy owners who may be engaging in disruptive trading practices as determined by PHL Variable or the underlying funds in accordance with their established policies.

Performance History
--------------------------------------------------------------------------------

From time to time, the Separate Account may include the performance history of any or all investment options in advertisements, sales literature or reports. Performance information about each investment option is based on past performance only and is not an indication of future performance. Performance information may be expressed as yield and effective yield of the Phoenix Money Market Investment Option, as yield of the Phoenix Multi-Sector Fixed Income Investment Option and as total return of any investment option. For the Phoenix Multi-Sector Fixed Income Investment Option, quotations of yield will be based on all investment income per unit earned during a given 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing the net investment income by the maximum offering price per unit on the last day of the period.

When an investment option advertises its standardized average annual total return, it usually will be calculated for one year, five years and ten years or since inception if the investment option has not been in existence for at least ten years. Standardized average annual total return is measured by comparing the value of a hypothetical $1,000 investment in the investment option at the beginning of the relevant period to the value of the investment at the end of the period, assuming the reinvestment of all distributions at net asset value and the deduction of all applicable contract charges except for premium taxes (which vary by state).

Standardized performance includes the following charges: total operating expenses of the underlying investment option, mortality and expense risk charges, daily administrative fees, annual contract fee and deferred surrender charges. It is assumed that a $1,000 investment is made at the beginning of each time period. It is assumed that the entire investment is surrendered at the end of each time period.

Non-Standardized Performance includes the following charges: total operating expenses of the underlying investment option, mortality and expense risk charges, and daily administrative fees. It is assumed that a $1,000 investment is made at the beginning of each time period. The annual contract fee and deferred surrender charges are not included.

For those investment options within the Separate Account that have not been available for one of the quoted periods, the average annual total return quotation will be blank.

Standardized Average Annual Total Return for the Period Ended December 31, 2007
       for 7-Year Surrender Charge Contracts with Death Benefit Option 1

                                                                 Inception                             Since
Investment Option                                                  Date*    1 Year  5 Years 10 Years Inception
-----------------                                                ---------- ------  ------- -------- ---------
AIM V.I. Capital Appreciation Fund..............................  3/30/2001   4.19%  10.50%             2.65%
AIM V.I Core Equity Fund........................................  4/21/2006   0.34%                     6.05%
AIM V.I. Mid Cap Core Equity....................................  12/1/2004   1.76%                     7.34%
Alger American Leveraged AllCap Portfolio.......................   6/5/2000  25.44%  19.72%             0.23%
DWS Equity 500 Index VIP........................................ 10/29/2001  -2.44%  10.68%             5.17%
Federated Fund For U.S. Government Securities II................  7/15/1999  -1.47%   1.77%             3.93%
Federated High Income Bond Fund II - Primary Shares.............  7/15/1999  -4.29%   7.84%             3.18%
Fidelity VIP Contrafund(R) Portfolio............................   6/5/2000   9.62%  15.95%             5.73%
Fidelity VIP Growth Opportunities Portfolio.....................   6/5/2000  15.08%  12.53%             0.11%
Fidelity VIP Growth Portfolio...................................   6/5/2000  18.86%  12.58%            -1.81%
Fidelity VIP Investment Grade Bond Portfolio....................  1/29/2007                            -2.96%
Franklin Income Securities Fund.................................  4/28/2006  -3.96%                     4.87%
Lazard Retirement Small-Cap Portfolio...........................  4/25/2005 -14.25%                     3.23%
Lord Abbett Bond-Debenture Portfolio............................  4/20/2005  -1.56%                     4.48%
Lord Abbett Growth and Income Portfolio.........................  4/20/2005  -4.28%                     8.15%
Lord Abbett Mid-Cap Value Portfolio.............................  4/20/2005  -7.05%                     7.06%
Mutual Shares Securities Fund...................................   5/1/2000  -4.24%  11.96%             7.96%
Neuberger Berman AMT Fasciano Portfolio.........................  4/28/2006  -7.11%                    -5.83%
Neuberger Berman AMT Guardian Portfolio.........................  4/28/2006  -0.62%                     3.67%
Oppenheimer Capital Appreciation Fund/VA........................  4/28/2006   6.01%                     5.13%
Oppenheimer Global Securities Fund/VA...........................  4/28/2006  -1.67%                     3.48%
Oppenheimer Main Street Small Cap Fund/VA.......................  4/28/2006  -8.87%                    -4.93%
Phoenix Capital Growth Series...................................  12/7/1994   2.94%   7.64%  -0.67%     3.69%
Phoenix Growth & Income Series..................................   3/2/1998  -1.10%  11.18%             4.31%
Phoenix Mid-Cap Growth Series...................................   3/2/1998  13.85%  10.83%             5.06%
Phoenix Money Market Series.....................................  12/7/1994  -2.86%   0.74%   2.05%     2.48%
Phoenix Multi-Sector Fixed Income Series........................  12/7/1994  -4.01%   4.79%   4.24%     6.37%
Phoenix Multi-Sector Short Term Bond Series.....................   6/2/2003  -3.74%                     2.28%
Phoenix Strategic Allocation Series.............................  12/7/1994  -1.76%   7.52%   5.25%     7.34%
Phoenix-Aberdeen International Series...........................  12/7/1994   7.08%  20.70%   8.12%     8.76%
Phoenix-Alger Small-Cap Growth Series...........................  8/12/2002   8.22%  18.38%            17.10%
Phoenix-Duff & Phelps Real Estate Securities Series.............   5/1/1995 -22.12%  18.04%  10.83%    13.86%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth......   2/3/2006   0.67%                     6.97%
Phoenix Dynamic Asset Allocation Series: Growth.................   2/3/2006   0.55%                     5.52%
Phoenix Dynamic Asset Allocation Series: Moderate...............   2/3/2006   0.21%                     3.05%
Phoenix Dynamic Asset Allocation Series: Moderate Growth........   2/3/2006   0.72%                     4.98%
Phoenix-Sanford Bernstein Mid-Cap Value Series..................   3/2/1998  -5.70%  14.63%             7.09%
Phoenix-Sanford Bernstein Small Cap Value Series................ 11/20/2000  -9.53%  14.89%            11.88%
Phoenix-Van Kampen Comstock Series..............................   3/2/1998  -9.64%   9.91%             6.06%
Phoenix-Van Kampen Equity 500 Index Series......................  7/14/1997  -2.86%   9.63%   3.43%     3.78%
PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio............  4/28/2006  15.18%                     5.97%
PIMCO VIT Real Return Portfolio.................................  4/28/2006   2.72%                     3.10%
PIMCO VIT Total Return Portfolio................................  4/28/2006   0.85%                     3.13%
Rydex Variable Trust Inverse Government Long Bond Strategy Fund.   6/2/2003 -11.76%                    -3.58%
Rydex Variable Trust Nova Fund..................................   6/2/2003  -6.54%                    11.23%
Rydex Variable Trust Sector Rotation Fund.......................   6/2/2003  14.79%                    14.42%
Sentinel Balanced Fund..........................................  9/10/2007                            -4.62%
Sentinel Bond Fund..............................................  9/10/2007                            -4.28%
Sentinel Common Stock Fund......................................  9/10/2007                            -4.15%
Sentinel Mid Cap Growth Fund....................................  9/10/2007                             1.94%
Sentinel Small Company Fund.....................................  9/10/2007                            -4.97%
Templeton Developing Markets Securities Fund....................   5/1/1997  20.75%  30.12%  10.20%     5.39%
Templeton Foreign Securities Fund...............................   5/1/1997   7.59%  17.49%   6.62%     7.02%
Templeton Growth Securities Fund................................   5/1/2000  -5.35%  13.94%             6.26%

Standardized Average Annual Total Return for the Period Ended December 31, 2007 for 7-Year Surrender Charge Contracts with Death Benefit Option 1 (continued)

                                            Inception                           Since
Investment Option                             Date*   1 Year 5 Years 10 Years Inception
-----------------                           --------- ------ ------- -------- ---------
Van Kampen UIF Equity and Income Portfolio. 4/28/2006 -4.35%                     2.33%
Wanger International Select................  2/1/1999 13.84%  25.75%            14.67%
Wanger International Small Cap.............  5/1/1995  8.44%  28.44%  15.57%    16.86%
Wanger Select..............................  2/1/1999  1.60%  15.83%            13.00%
Wanger U.S. Smaller Companies..............  5/1/1995 -2.35%  14.63%   8.06%    12.90%

--------
* The "Since Inception" column will be blank if there is less than one year's experience or if the fund was unavailable to investors.

Standardized Average Annual Total Return for the Period Ended December 31, 2007
       for 7-Year Surrender Charge Contracts with Death Benefit Option 2

                                                                 Inception                             Since
Investment Option                                                  Date*    1 Year  5 Years 10 Years Inception
-----------------                                                ---------- ------  ------- -------- ---------
AIM V.I. Capital Appreciation Fund..............................  3/30/2001   3.91%  10.21%             2.39%
AIM V.I Core Equity Fund........................................  4/21/2006   0.07%                     5.77%
AIM V.I. Mid Cap Core Equity....................................  12/1/2004   1.48%                     7.06%
Alger American Leveraged AllCap Portfolio.......................   6/5/2000  25.11%  19.42%            -0.02%
DWS Equity 500 Index VIP........................................ 10/29/2001  -2.71%  10.40%             4.91%
Federated Fund For U.S. Government Securities II................  7/15/1999  -1.73%   1.51%             3.67%
Federated High Income Bond Fund II - Primary Shares.............  7/15/1999  -4.55%   7.56%             2.92%
Fidelity VIP Contrafund(R) Portfolio............................   6/5/2000   9.32%  15.65%             5.47%
Fidelity VIP Growth Opportunities Portfolio.....................   6/5/2000  14.77%  12.24%            -0.14%
Fidelity VIP Growth Portfolio...................................   6/5/2000  18.54%  12.29%            -2.06%
Fidelity VIP Investment Grade Bond Portfolio....................  1/29/2007                            -3.20%
Franklin Income Securities Fund.................................  4/28/2006  -4.22%                     4.59%
Lazard Retirement Small-Cap Portfolio...........................  4/25/2005 -14.47%                     2.95%
Lord Abbett Bond-Debenture Portfolio............................  4/20/2005  -1.83%                     4.20%
Lord Abbett Growth and Income Portfolio.........................  4/20/2005  -4.54%                     7.87%
Lord Abbett Mid-Cap Value Portfolio.............................  4/20/2005  -7.28%                     6.78%
Mutual Shares Securities Fund...................................   5/1/2000  -4.50%  11.67%             7.69%
Neuberger Berman AMT Fasciano Portfolio.........................  4/28/2006  -7.35%                    -6.07%
Neuberger Berman AMT Guardian Portfolio.........................  4/28/2006  -0.89%                     3.39%
Oppenheimer Capital Appreciation Fund/VA........................  4/28/2006   5.73%                     4.85%
Oppenheimer Global Securities Fund/VA...........................  4/28/2006  -1.93%                     3.20%
Oppenheimer Main Street Small Cap Fund/VA.......................  4/28/2006  -9.11%                    -5.17%
Phoenix Capital Growth Series...................................  12/7/1994   2.66%   7.36%  -0.92%     3.43%
Phoenix Growth & Income Series..................................   3/2/1998  -1.37%  10.89%             4.04%
Phoenix Mid-Cap Growth Series...................................   3/2/1998  13.55%  10.55%             4.79%
Phoenix Money Market Series.....................................  12/7/1994  -3.12%   0.48%   1.79%     2.22%
Phoenix Multi-Sector Fixed Income Series........................  12/7/1994  -4.27%   4.52%   3.98%     6.10%
Phoenix Multi-Sector Short Term Bond Series.....................   6/2/2003  -4.00%                     2.02%
Phoenix Strategic Allocation Series.............................  12/7/1994  -2.03%   7.25%   4.98%     7.07%
Phoenix-Aberdeen International Series...........................  12/7/1994   6.80%  20.39%   7.84%     8.49%
Phoenix-Alger Small-Cap Growth Series...........................  8/12/2002   7.93%  18.08%            16.80%
Phoenix-Duff & Phelps Real Estate Securities Series.............   5/1/1995 -22.32%  17.74%  10.55%    13.58%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth......   2/3/2006   0.39%                     6.69%
Phoenix Dynamic Asset Allocation Series: Growth.................   2/3/2006   0.28%                     5.24%
Phoenix Dynamic Asset Allocation Series: Moderate...............   2/3/2006  -0.06%                     2.78%
Phoenix Dynamic Asset Allocation Series: Moderate Growth........   2/3/2006   0.45%                     4.70%
Phoenix-Sanford Bernstein Mid-Cap Value Series..................   3/2/1998  -5.95%  14.34%             6.82%
Phoenix-Sanford Bernstein Small Cap Value Series................ 11/20/2000  -9.76%  14.60%            11.60%
Phoenix-Van Kampen Comstock Series..............................   3/2/1998  -9.87%   9.63%             5.79%
Phoenix-Van Kampen Equity 500 Index Series......................  7/14/1997  -3.12%   9.35%   3.17%     3.52%
PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio............  4/28/2006  14.87%                     5.69%
PIMCO VIT Real Return Portfolio.................................  4/28/2006   2.45%                     2.83%
PIMCO VIT Total Return Portfolio................................  4/28/2006   0.58%                     2.86%
Rydex Variable Trust Inverse Government Long Bond Strategy Fund.   6/2/2003 -11.99%                    -3.82%
Rydex Variable Trust Nova Fund..................................   6/2/2003  -6.78%                    10.95%
Rydex Variable Trust Sector Rotation Fund.......................   6/2/2003  14.48%                    14.12%
Sentinel Balanced Fund..........................................  9/10/2007                            -4.70%
Sentinel Bond Fund..............................................  9/10/2007                            -4.36%
Sentinel Common Stock Fund......................................  9/10/2007                            -4.23%
Sentinel Mid Cap Growth Fund....................................  9/10/2007                             1.86%
Sentinel Small Company Fund.....................................  9/10/2007                            -5.05%
Templeton Developing Markets Securities Fund....................   5/1/1997  20.43%  29.79%   9.93%     5.12%
Templeton Foreign Securities Fund...............................   5/1/1997   7.30%  17.19%   6.35%     6.75%
Templeton Growth Securities Fund................................   5/1/2000  -5.61%  13.65%             5.99%

Standardized Average Annual Total Return for the Period Ended December 31, 2007 for 7-Year Surrender Charge Contracts with Death Benefit Option 2 (continued)

                                            Inception                           Since
Investment Option                             Date*   1 Year 5 Years 10 Years Inception
-----------------                           --------- ------ ------- -------- ---------
Van Kampen UIF Equity and Income Portfolio. 4/28/2006 -4.61%                     2.06%
Wanger International Select................  2/1/1999 13.53%  25.43%            14.38%
Wanger International Small Cap.............  5/1/1995  8.14%  28.11%  15.28%    16.57%
Wanger Select..............................  2/1/1999  1.33%  15.53%            12.72%
Wanger U.S. Smaller Companies..............  5/1/1995 -2.62%  14.34%   7.79%    12.62%

--------
* The "Since Inception" column will be blank if there is less than one year's experience or if the fund was unavailable to investors.

Standardized Average Annual Total Return for the Period Ended December 31, 2007
       for 7-Year Surrender Charge Contracts with Death Benefit Option 3

                                                                 Inception                             Since
Investment Option                                                  Date*    1 Year  5 Years 10 Years Inception
-----------------                                                ---------- ------  ------- -------- ---------
AIM V.I. Capital Appreciation Fund..............................  3/30/2001   3.91%  10.21%             2.39%
AIM V.I Core Equity Fund........................................  4/21/2006   0.07%                     5.77%
AIM V.I. Mid Cap Core Equity....................................  12/1/2004   1.48%                     7.06%
Alger American Leveraged AllCap Portfolio.......................   6/5/2000  25.11%  19.42%            -0.02%
DWS Equity 500 Index VIP........................................ 10/29/2001  -2.71%  10.40%             4.91%
Federated Fund For U.S. Government Securities II................  7/15/1999  -1.73%   1.51%             3.67%
Federated High Income Bond Fund II - Primary Shares.............  7/15/1999  -4.55%   7.56%             2.92%
Fidelity VIP Contrafund(R) Portfolio............................   6/5/2000   9.32%  15.65%             5.47%
Fidelity VIP Growth Opportunities Portfolio.....................   6/5/2000  14.77%  12.24%            -0.14%
Fidelity VIP Growth Portfolio...................................   6/5/2000  18.54%  12.29%            -2.06%
Fidelity VIP Investment Grade Bond Portfolio....................  1/29/2007                            -3.20%
Franklin Income Securities Fund.................................  4/28/2006  -4.22%                     4.59%
Lazard Retirement Small-Cap Portfolio...........................  4/25/2005 -14.47%                     2.95%
Lord Abbett Bond-Debenture Portfolio............................  4/20/2005  -1.83%                     4.20%
Lord Abbett Growth and Income Portfolio.........................  4/20/2005  -4.54%                     7.87%
Lord Abbett Mid-Cap Value Portfolio.............................  4/20/2005  -7.28%                     6.78%
Mutual Shares Securities Fund...................................   5/1/2000  -4.50%  11.67%             7.69%
Neuberger Berman AMT Fasciano Portfolio.........................  4/28/2006  -7.35%                    -6.07%
Neuberger Berman AMT Guardian Portfolio.........................  4/28/2006  -0.89%                     3.39%
Oppenheimer Capital Appreciation Fund/VA........................  4/28/2006   5.73%                     4.85%
Oppenheimer Global Securities Fund/VA...........................  4/28/2006  -1.93%                     3.20%
Oppenheimer Main Street Small Cap Fund/VA.......................  4/28/2006  -9.11%                    -5.17%
Phoenix Capital Growth Series...................................  12/7/1994   2.66%   7.36%  -0.92%     3.43%
Phoenix Growth & Income Series..................................   3/2/1998  -1.37%  10.89%             4.04%
Phoenix Mid-Cap Growth Series...................................   3/2/1998  13.55%  10.55%             4.79%
Phoenix Money Market Series.....................................  12/7/1994  -3.12%   0.48%   1.79%     2.22%
Phoenix Multi-Sector Fixed Income Series........................  12/7/1994  -4.27%   4.52%   3.98%     6.10%
Phoenix Multi-Sector Short Term Bond Series.....................   6/2/2003  -4.00%                     2.02%
Phoenix Strategic Allocation Series.............................  12/7/1994  -2.03%   7.25%   4.98%     7.07%
Phoenix-Aberdeen International Series...........................  12/7/1994   6.80%  20.39%   7.84%     8.49%
Phoenix-Alger Small-Cap Growth Series...........................  8/12/2002   7.93%  18.08%            16.80%
Phoenix-Duff & Phelps Real Estate Securities Series.............   5/1/1995 -22.32%  17.74%  10.55%    13.58%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth......   2/3/2006   0.39%                     6.69%
Phoenix Dynamic Asset Allocation Series: Growth.................   2/3/2006   0.28%                     5.24%
Phoenix Dynamic Asset Allocation Series: Moderate...............   2/3/2006  -0.06%                     2.78%
Phoenix Dynamic Asset Allocation Series: Moderate Growth........   2/3/2006   0.45%                     4.70%
Phoenix-Sanford Bernstein Mid-Cap Value Series..................   3/2/1998  -5.95%  14.34%             6.82%
Phoenix-Sanford Bernstein Small Cap Value Series................ 11/20/2000  -9.76%  14.60%            11.60%
Phoenix-Van Kampen Comstock Series..............................   3/2/1998  -9.87%   9.63%             5.79%
Phoenix-Van Kampen Equity 500 Index Series......................  7/14/1997  -3.12%   9.35%   3.17%     3.52%
PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio............  4/28/2006  14.87%                     5.69%
PIMCO VIT Real Return Portfolio.................................  4/28/2006   2.45%                     2.83%
PIMCO VIT Total Return Portfolio................................  4/28/2006   0.58%                     2.86%
Rydex Variable Trust Inverse Government Long Bond Strategy Fund.   6/2/2003 -11.99%                    -3.82%
Rydex Variable Trust Nova Fund..................................   6/2/2003  -6.78%                    10.95%
Rydex Variable Trust Sector Rotation Fund.......................   6/2/2003  14.48%                    14.12%
Sentinel Balanced Fund..........................................  9/10/2007                            -4.70%
Sentinel Bond Fund..............................................  9/10/2007                            -4.36%
Sentinel Common Stock Fund......................................  9/10/2007                            -4.23%
Sentinel Mid Cap Growth Fund....................................  9/10/2007                             1.86%
Sentinel Small Company Fund.....................................  9/10/2007                            -5.05%
Templeton Developing Markets Securities Fund....................   5/1/1997  20.43%  29.79%   9.93%     5.12%
Templeton Foreign Securities Fund...............................   5/1/1997   7.30%  17.19%   6.35%     6.75%
Templeton Growth Securities Fund................................   5/1/2000  -5.61%  13.65%             5.99%

Standardized Average Annual Total Return for the Period Ended December 31, 2007 for 7-Year Surrender Charge Contracts with Death Benefit Option 3 (continued)

                                            Inception                           Since
Investment Option                             Date*   1 Year 5 Years 10 Years Inception
-----------------                           --------- ------ ------- -------- ---------
Van Kampen UIF Equity and Income Portfolio. 4/28/2006 -4.61%                     2.06%
Wanger International Select................  2/1/1999 13.53%  25.43%            14.38%
Wanger International Small Cap.............  5/1/1995  8.14%  28.11%  15.28%    16.57%
Wanger Select..............................  2/1/1999  1.33%  15.53%            12.72%
Wanger U.S. Smaller Companies..............  5/1/1995 -2.62%  14.34%   7.79%    12.62%

--------
* The "Since Inception" column will be blank if there is less than one year's experience or if the fund was unavailable to investors.

Standardized Average Annual Total Return for the Period Ended December 31, 2007
       for 7-Year Surrender Charge Contracts with Death Benefit Option 4

                                                                 Inception                             Since
Investment Option                                                  Date*    1 Year  5 Years 10 Years Inception
-----------------                                                ---------- ------  ------- -------- ---------
AIM V.I. Capital Appreciation Fund..............................  3/30/2001   3.63%   9.93%             2.13%
AIM V.I Core Equity Fund........................................  4/21/2006  -0.20%                     5.49%
AIM V.I. Mid Cap Core Equity....................................  12/1/2004   1.21%                     6.78%
Alger American Leveraged AllCap Portfolio.......................   6/5/2000  24.77%  19.11%            -0.27%
DWS Equity 500 Index VIP........................................ 10/29/2001  -2.97%  10.12%             4.64%
Federated Fund For U.S. Government Securities II................  7/15/1999  -2.00%   1.24%             3.41%
Federated High Income Bond Fund II - Primary Shares.............  7/15/1999  -4.81%   7.28%             2.66%
Fidelity VIP Contrafund(R) Portfolio............................   6/5/2000   9.03%  15.36%             5.20%
Fidelity VIP Growth Opportunities Portfolio.....................   6/5/2000  14.46%  11.96%            -0.39%
Fidelity VIP Growth Portfolio...................................   6/5/2000  18.23%  12.00%            -2.31%
Fidelity VIP Investment Grade Bond Portfolio....................  1/29/2007                            -3.44%
Franklin Income Securities Fund.................................  4/28/2006  -4.48%                     4.31%
Lazard Retirement Small-Cap Portfolio...........................  4/25/2005 -14.68%                     2.68%
Lord Abbett Bond-Debenture Portfolio............................  4/20/2005  -2.10%                     3.93%
Lord Abbett Growth and Income Portfolio.........................  4/20/2005  -4.80%                     7.58%
Lord Abbett Mid-Cap Value Portfolio.............................  4/20/2005  -7.52%                     6.50%
Mutual Shares Securities Fund...................................   5/1/2000  -4.76%  11.38%             7.42%
Neuberger Berman AMT Fasciano Portfolio.........................  4/28/2006  -7.58%                    -6.31%
Neuberger Berman AMT Guardian Portfolio.........................  4/28/2006  -1.16%                     3.11%
Oppenheimer Capital Appreciation Fund/VA........................  4/28/2006   5.44%                     4.57%
Oppenheimer Global Securities Fund/VA...........................  4/28/2006  -2.20%                     2.93%
Oppenheimer Main Street Small Cap Fund/VA.......................  4/28/2006  -9.34%                    -5.41%
Phoenix Capital Growth Series...................................  12/7/1994   2.39%   7.09%  -1.17%     3.17%
Phoenix Growth & Income Series..................................   3/2/1998  -1.64%  10.61%             3.78%
Phoenix Mid-Cap Growth Series...................................   3/2/1998  13.24%  10.26%             4.53%
Phoenix Money Market Series.....................................  12/7/1994  -3.38%   0.22%   1.53%     1.97%
Phoenix Multi-Sector Fixed Income Series........................  12/7/1994  -4.53%   4.25%   3.72%     5.83%
Phoenix Multi-Sector Short Term Bond Series.....................   6/2/2003  -4.26%                     1.75%
Phoenix Strategic Allocation Series.............................  12/7/1994  -2.29%   6.97%   4.72%     6.80%
Phoenix-Aberdeen International Series...........................  12/7/1994   6.51%  20.08%   7.57%     8.22%
Phoenix-Alger Small-Cap Growth Series...........................  8/12/2002   7.64%  17.78%            16.50%
Phoenix-Duff & Phelps Real Estate Securities Series.............   5/1/1995 -22.52%  17.44%  10.27%    13.29%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth......   2/3/2006   0.12%                     6.40%
Phoenix Dynamic Asset Allocation Series: Growth.................   2/3/2006   0.01%                     4.96%
Phoenix Dynamic Asset Allocation Series: Moderate...............   2/3/2006  -0.34%                     2.50%
Phoenix Dynamic Asset Allocation Series: Moderate Growth........   2/3/2006   0.18%                     4.42%
Phoenix-Sanford Bernstein Mid-Cap Value Series..................   3/2/1998  -6.21%  14.05%             6.55%
Phoenix-Sanford Bernstein Small Cap Value Series................ 11/20/2000  -9.99%  14.31%            11.32%
Phoenix-Van Kampen Comstock Series..............................   3/2/1998 -10.10%   9.35%             5.53%
Phoenix-Van Kampen Equity 500 Index Series......................  7/14/1997  -3.39%   9.07%   2.91%     3.26%
PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio............  4/28/2006  14.56%                     5.41%
PIMCO VIT Real Return Portfolio.................................  4/28/2006   2.17%                     2.55%
PIMCO VIT Total Return Portfolio................................  4/28/2006   0.31%                     2.58%
Rydex Variable Trust Inverse Government Long Bond Strategy Fund.   6/2/2003 -12.21%                    -4.06%
Rydex Variable Trust Nova Fund..................................   6/2/2003  -7.02%                    10.66%
Rydex Variable Trust Sector Rotation Fund.......................   6/2/2003  14.17%                    13.83%
Sentinel Balanced Fund..........................................  9/10/2007                            -4.78%
Sentinel Bond Fund..............................................  9/10/2007                            -4.44%
Sentinel Common Stock Fund......................................  9/10/2007                            -4.31%
Sentinel Mid Cap Growth Fund....................................  9/10/2007                             1.77%
Sentinel Small Company Fund.....................................  9/10/2007                            -5.13%
Templeton Developing Markets Securities Fund....................   5/1/1997  20.11%  29.47%   9.65%     4.85%
Templeton Foreign Securities Fund...............................   5/1/1997   7.01%  16.89%   6.09%     6.48%
Templeton Growth Securities Fund................................   5/1/2000  -5.87%  13.36%             5.73%

Standardized Average Annual Total Return for the Period Ended December 31, 2007 for 7-Year Surrender Charge Contracts with Death Benefit Option 4 (continued)

                                            Inception                           Since
Investment Option                             Date*   1 Year 5 Years 10 Years Inception
-----------------                           --------- ------ ------- -------- ---------
Van Kampen UIF Equity and Income Portfolio. 4/28/2006 -4.87%                     1.79%
Wanger International Select................  2/1/1999 13.23%  25.11%            14.09%
Wanger International Small Cap.............  5/1/1995  7.85%  27.79%  14.99%    16.27%
Wanger Select..............................  2/1/1999  1.05%  15.24%            12.43%
Wanger U.S. Smaller Companies..............  5/1/1995 -2.88%  14.05%   7.51%    12.33%

--------
* The "Since Inception" column will be blank if there is less than one year's experience or if the fund was unavailable to investors.

Non-Standardized Annual Total Return for Contracts with Death Benefit Option 1

Investment Option                                             1998    1999    2000    2001    2002    2003   2004    2005   2006
-----------------                                            ------  ------  ------  ------  ------  -----  ------  -----  -----
AIM V.I. Capital Appreciation Fund..........................  17.82%  42.82% -12.01% -24.24% -25.30% 27.91%   5.30%  7.48%  4.98%
AIM V.I. Core Equity Fund...................................  26.10%  32.58% -15.62% -23.80% -16.63% 22.88%   7.61%  4.01% 15.25%
AIM V.I. Mid Cap Core Equity................................                                 -12.21% 25.74%  12.40%  6.28%  9.86%
Alger American Leveraged AllCap Portfolio...................  55.87%  75.85% -25.78% -16.99% -34.74% 33.05%   6.84% 13.02% 17.78%
AllianceBernstein Balanced Wealth Strategy..................                                                         5.69% 12.35%
AllianceBernstein Wealth Appreciation Strategy Portfolio....                                                         9.55% 15.87%
DWS Equity 500 Index VIP....................................  27.12%  18.89% -10.36% -13.30% -23.29% 26.57%   9.21%  3.38% 14.08%
DWS Small Cap Index VIP.....................................  -3.40%  18.67%  -5.06%   0.79% -21.57% 44.61%  16.29%  2.97% 16.04%
Federated Fund For U.S. Government Securities II............   6.32%  -1.83%   9.61%   5.69%   7.69%  1.09%   2.32%  0.76%  2.84%
Federated High Income Bond Fund II - Primary Shares.........   1.42%   1.05% -10.15%   0.10%   0.12% 20.70%   9.08%  1.38%  9.42%
Fidelity VIP Contrafund(R) Portfolio........................  28.32%  22.61%  -7.87% -13.47% -10.55% 26.76%  13.90% 15.40% 10.20%
Fidelity VIP Growth Opportunities Portfolio.................  22.96%   2.89% -18.21% -15.52% -22.89% 28.05%   5.73%  7.51%  3.99%
Fidelity VIP Growth Portfolio...............................  37.65%  35.58% -12.17% -18.76% -31.07% 31.13%   1.98%  4.36%  5.40%
Fidelity VIP Investment Grade Bond Portfolio................                           6.95%   8.83%  3.76%   3.02%  0.82%  3.01%
Franklin Flex Cap Growth Securities Fund....................                                                                3.90%
Franklin Income Securities Fund.............................                  17.95%  -0.50%  -1.84% 30.08%  12.44%  0.35% 16.77%
Lazard Retirement Small-Cap Portfolio.......................  -4.42%   3.82%  19.55%  17.15% -18.70% 35.52%  13.46%  2.70% 14.62%
Lord Abbett Bond-Debenture Portfolio........................                                   6.58% 16.54%   6.54%  0.05%  7.97%
Lord Abbett Growth and Income Portfolio.....................  11.48%  15.29%  14.34%  -7.88% -19.05% 29.39%  11.25%  1.96% 15.81%
Lord Abbett Mid-Cap Value Portfolio.........................                  50.55%   6.70% -10.91% 23.21%  22.50%  6.88% 10.83%
Mutual Shares Securities Fund...............................  -1.43%  12.17%  11.85%   5.70% -12.91% 23.59%  11.23%  9.18% 16.91%
Neuberger Berman AMT Fasciano Portfolio.....................                                         23.51%  10.48%  1.62%  3.94%
Neuberger Berman AMT Guardian Portfolio.....................                                         29.76%  14.11%  6.81% 11.61%
Oppenheimer Capital Appreciation Fund/VA....................                                 -27.99% 29.07%   5.29%  3.56%  6.34%
Oppenheimer Global Securities Fund/VA.......................                         -13.27% -23.33% 41.09%  17.40% 12.65% 15.91%
Oppenheimer Main Street Small Cap Fund/VA...................                                 -16.97% 42.45%  17.70%  8.36% 13.23%
Phoenix Capital Growth Series...............................  28.41%  28.08% -18.81% -35.41% -25.75% 24.92%   3.66%  2.43%  1.93%
Phoenix Growth & Income Series..............................          15.56%  -7.77%  -9.32% -23.48% 25.88%   9.10%  3.50% 15.72%
Phoenix Mid-Cap Growth Series...............................          43.84%  12.34% -26.07% -33.34% 27.23%   5.39%  2.88%  2.83%
Phoenix Money Market Series.................................   3.79%   3.52%   4.73%   2.52%   0.16% -0.57%  -0.46%  1.30%  3.11%
Phoenix Multi-Sector Fixed Income Series....................  -5.34%   4.15%   5.16%   4.76%   8.63% 13.15%   5.51%  0.52%  5.51%
Phoenix Multi-Sector Short Term Bond Series.................                                                  4.02%  0.10%  4.40%
Phoenix Strategic Allocation Series.........................  19.30%   9.88%  -0.66%   0.59% -12.68% 18.38%   6.12%  0.52% 11.28%
Phoenix-Aberdeen International Series.......................  26.35%  27.91% -16.86% -25.00% -15.87% 30.23%  19.28% 17.10% 25.79%
Phoenix-Alger Small-Cap Growth Series.......................                                         51.48%   0.85% 14.21% 17.96%
Phoenix-Duff & Phelps Real Estate Securities Series......... -22.19%   3.48%  29.18%   5.28%  10.69% 36.55%  33.02% 13.67% 35.36%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth..
Phoenix Dynamic Asset Allocation Series: Growth.............
Phoenix Dynamic Asset Allocation Series: Moderate...........
Phoenix Dynamic Asset Allocation Series: Moderate Growth....
Phoenix-Sanford Bernstein Mid-Cap Value Series..............         -11.40%  15.46%  21.45%  -9.69% 39.23%  18.91%  6.39% 13.48%
Phoenix-Sanford Bernstein Small Cap Value Series............                          14.31%  -9.68% 42.08%  21.15%  6.12% 15.29%
Phoenix-Van Kampen Comstock Series..........................          22.79%  30.55% -18.99% -22.91% 22.34%  11.51%  4.12% 19.39%
Phoenix-Van Kampen Equity 500 Index Series..................  30.05%  17.36% -12.57% -13.01% -24.64% 24.66%   8.47%  2.40% 12.79%
PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio........
PIMCO VIT Real Return Portfolio.............................
PIMCO VIT Total Return Portfolio............................
Rydex Variable Trust Inverse Government Long Bond Strategy
 Fund.......................................................                                                -11.78% -6.42%  6.76%
Rydex Variable Trust Nova Fund..............................  28.45%  21.73% -21.29% -24.53% -36.52% 37.46%  13.20%  2.67% 17.79%
Rydex Variable Trust Sector Rotation Fund...................                                         28.29%   9.34% 12.30% 10.00%
Sentinel Balanced Fund......................................                                                  6.10%  4.34% 10.10%
Sentinel Bond Fund..........................................                                                  3.45%  0.54%  2.41%
Sentinel Common Stock Fund..................................                          -9.25% -18.36% 29.80%   8.29%  6.31% 14.70%
Sentinel Mid Cap Growth Fund................................                         -25.21% -25.03% 40.09%  10.93%  2.48%  4.29%
Sentinel Small Company Fund.................................                           4.03% -15.00% 37.72%  14.47%  6.87% 14.73%
Summit S&P Midcap 400 Index Portfolio.......................                  14.45%  -2.41% -16.20% 33.07%  14.32% 10.56%  8.36%
Templeton Developing Markets Securities Fund................ -22.03%  51.40% -32.89%  -9.24%  -1.39% 51.09%  23.16% 25.85% 26.50%
Templeton Foreign Securities Fund...........................   7.69%  21.72%  -3.58% -17.05% -19.58% 30.57%  17.05%  8.80% 19.93%
Templeton Growth Securities Fund............................   7.35%  19.34%   0.22%  -2.54% -19.51% 30.50%  14.58%  7.51% 20.29%
Van Kampen UIF Equity and Income Portfolio..................                                                 10.13%  6.05% 11.18%
Wanger International Select.................................                  -2.80% -27.54% -16.35% 39.48%  22.79% 14.98% 34.31%
Wanger International Small Cap..............................  14.89% 123.71% -28.75% -22.26% -14.91% 47.02%  28.65% 20.02% 35.45%
Wanger Select...............................................                   8.10%   7.72%  -8.77% 29.11%  17.82%  9.12% 18.21%
Wanger U.S. Smaller Companies...............................   7.34%  23.53%  -9.30%   9.99% -17.85% 41.44%  16.86%  9.87%  6.53%

Investment Option                                             2007
-----------------                                            ------
AIM V.I. Capital Appreciation Fund..........................  10.61%
AIM V.I. Core Equity Fund...................................   6.76%
AIM V.I. Mid Cap Core Equity................................   8.17%
Alger American Leveraged AllCap Portfolio...................  31.86%
AllianceBernstein Balanced Wealth Strategy..................   3.95%
AllianceBernstein Wealth Appreciation Strategy Portfolio....   3.53%
DWS Equity 500 Index VIP....................................   3.97%
DWS Small Cap Index VIP.....................................  -3.12%
Federated Fund For U.S. Government Securities II............   4.95%
Federated High Income Bond Fund II - Primary Shares.........   2.13%
Fidelity VIP Contrafund(R) Portfolio........................  16.03%
Fidelity VIP Growth Opportunities Portfolio.................  21.50%
Fidelity VIP Growth Portfolio...............................  25.28%
Fidelity VIP Investment Grade Bond Portfolio................   2.90%
Franklin Flex Cap Growth Securities Fund....................  12.90%
Franklin Income Securities Fund.............................   2.45%
Lazard Retirement Small-Cap Portfolio.......................  -8.36%
Lord Abbett Bond-Debenture Portfolio........................   4.85%
Lord Abbett Growth and Income Portfolio.....................   2.14%
Lord Abbett Mid-Cap Value Portfolio.........................  -0.68%
Mutual Shares Securities Fund...............................   2.18%
Neuberger Berman AMT Fasciano Portfolio.....................  -0.75%
Neuberger Berman AMT Guardian Portfolio.....................   5.79%
Oppenheimer Capital Appreciation Fund/VA....................  12.43%
Oppenheimer Global Securities Fund/VA.......................   4.75%
Oppenheimer Main Street Small Cap Fund/VA...................  -2.63%
Phoenix Capital Growth Series...............................   9.36%
Phoenix Growth & Income Series..............................   5.32%
Phoenix Mid-Cap Growth Series...............................  20.27%
Phoenix Money Market Series.................................   3.56%
Phoenix Multi-Sector Fixed Income Series....................   2.41%
Phoenix Multi-Sector Short Term Bond Series.................   2.68%
Phoenix Strategic Allocation Series.........................   4.65%
Phoenix-Aberdeen International Series.......................  13.50%
Phoenix-Alger Small-Cap Growth Series.......................  14.64%
Phoenix-Duff & Phelps Real Estate Securities Series......... -16.77%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth..   7.08%
Phoenix Dynamic Asset Allocation Series: Growth.............   6.97%
Phoenix Dynamic Asset Allocation Series: Moderate...........   6.62%
Phoenix Dynamic Asset Allocation Series: Moderate Growth....   7.14%
Phoenix-Sanford Bernstein Mid-Cap Value Series..............   0.72%
Phoenix-Sanford Bernstein Small Cap Value Series............  -3.33%
Phoenix-Van Kampen Comstock Series..........................  -3.44%
Phoenix-Van Kampen Equity 500 Index Series..................   3.56%
PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio........  21.60%
PIMCO VIT Real Return Portfolio.............................   9.14%
PIMCO VIT Total Return Portfolio............................   7.27%
Rydex Variable Trust Inverse Government Long Bond Strategy
 Fund.......................................................  -5.71%
Rydex Variable Trust Nova Fund..............................  -0.14%
Rydex Variable Trust Sector Rotation Fund...................  21.21%
Sentinel Balanced Fund......................................   8.30%
Sentinel Bond Fund..........................................   6.26%
Sentinel Common Stock Fund..................................  10.42%
Sentinel Mid Cap Growth Fund................................  22.33%
Sentinel Small Company Fund.................................   7.57%
Summit S&P Midcap 400 Index Portfolio.......................   6.04%
Templeton Developing Markets Securities Fund................  27.17%
Templeton Foreign Securities Fund...........................  14.01%
Templeton Growth Securities Fund............................   1.06%
Van Kampen UIF Equity and Income Portfolio..................   2.06%
Wanger International Select.................................  20.25%
Wanger International Small Cap..............................  14.85%
Wanger Select...............................................   8.02%
Wanger U.S. Smaller Companies...............................   4.07%

Total Returns are net of total annual fund expenses, daily administrative fees, and mortality and expense risk charges.
 THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

Non-Standardized Annual Total Return for Contracts with Death Benefit Option 2

Investment Option                                             1998    1999    2000    2001    2002    2003   2004    2005   2006
-----------------                                            ------  ------  ------  ------  ------  -----  ------  -----  -----
AIM V.I. Capital Appreciation Fund..........................  17.53%  42.46% -12.23% -24.43% -25.49% 27.59%   5.03%  7.21%  4.71%
AIM V.I. Core Equity Fund...................................  25.78%  32.25% -15.83% -23.99% -16.84% 22.57%   7.34%  3.75% 14.96%
AIM V.I. Mid Cap Core Equity................................                                 -12.43% 25.42%  12.12%  6.01%  9.58%
Alger American Leveraged AllCap Portfolio...................  55.48%  75.42% -25.96% -17.20% -34.90% 32.72%   6.57% 12.74% 17.48%
AllianceBernstein Balanced Wealth Strategy..................                                                         5.42% 12.07%
AllianceBernstein Wealth Appreciation Strategy Portfolio....                                                         9.28% 15.58%
DWS Equity 500 Index VIP....................................  26.80%  18.59% -10.58% -13.52% -23.48% 26.25%   8.94%  3.12% 13.80%
DWS Small Cap Index VIP.....................................  -3.64%  18.38%  -5.30%   0.54% -21.77% 44.25%  16.00%  2.71% 15.75%
Federated Fund For U.S. Government Securities II............   6.05%  -2.07%   9.34%   5.43%   7.42%  0.84%   2.06%  0.51%  2.58%
Federated High Income Bond Fund II - Primary Shares.........   1.17%   0.79% -10.38%  -0.15%  -0.12% 20.40%   8.81%  1.13%  9.15%
Fidelity VIP Contrafund(R) Portfolio........................  28.00%  22.30%  -8.10% -13.68% -10.78% 26.44%  13.62% 15.11%  9.92%
Fidelity VIP Growth Opportunities Portfolio.................  22.65%   2.63% -18.42% -15.73% -23.08% 27.73%   5.46%  7.24%  3.73%
Fidelity VIP Growth Portfolio...............................  37.30%  35.24% -12.39% -18.96% -31.24% 30.81%   1.72%  4.10%  5.14%
Fidelity VIP Investment Grade Bond Portfolio................                           6.68%   8.56%  3.50%   2.76%  0.56%  2.75%
Franklin Flex Cap Growth Securities Fund....................                                                                3.64%
Franklin Income Securities Fund.............................                  17.66%  -0.75%  -2.09% 29.76%  12.16%  0.10% 16.48%
Lazard Retirement Small-Cap Portfolio.......................  -4.66%   3.56%  19.25%  16.85% -18.90% 35.18%  13.17%  2.45% 14.33%
Lord Abbett Bond-Debenture Portfolio........................                                   6.32% 16.25%   6.28% -0.20%  7.70%
Lord Abbett Growth and Income Portfolio.....................  11.21%  15.00%  14.06%  -8.11% -19.26% 29.06%  10.97%  1.71% 15.52%
Lord Abbett Mid-Cap Value Portfolio.........................                  50.18%   6.43% -11.13% 22.90%  22.19%  6.61% 10.55%
Mutual Shares Securities Fund...............................  -1.68%  11.89%  11.57%   5.44% -13.13% 23.29%  10.95%  8.91% 16.61%
Neuberger Berman AMT Fasciano Portfolio.....................                                         23.20%  10.21%  1.37%  3.68%
Neuberger Berman AMT Guardian Portfolio.....................                                         29.44%  13.82%  6.54% 11.33%
Oppenheimer Capital Appreciation Fund/VA....................                                 -28.17% 28.74%   5.02%  3.31%  6.08%
Oppenheimer Global Securities Fund/VA.......................                         -13.49% -23.52% 40.73%  17.10% 12.37% 15.61%
Oppenheimer Main Street Small Cap Fund/VA...................                                 -17.18% 42.10%  17.40%  8.09% 12.95%
Phoenix Capital Growth Series...............................  28.09%  27.76% -19.01% -35.57% -25.93% 24.61%   3.40%  2.17%  1.68%
Phoenix Growth & Income Series..............................          15.27%  -8.00%  -9.55% -23.67% 25.57%   8.83%  3.24% 15.43%
Phoenix Mid-Cap Growth Series...............................          43.49%  12.06% -26.25% -33.51% 26.92%   5.13%  2.63%  2.57%
Phoenix Money Market Series.................................   3.53%   3.27%   4.46%   2.26%  -0.09% -0.81%  -0.71%  1.05%  2.85%
Phoenix Multi-Sector Fixed Income Series....................  -5.58%   3.89%   4.90%   4.50%   8.36% 12.87%   5.24%  0.27%  5.25%
Phoenix Multi-Sector Short Term Bond Series.................                                                  3.76% -0.15%  4.14%
Phoenix Strategic Allocation Series.........................  19.00%   9.61%  -0.91%   0.34% -12.90% 18.09%   5.86%  0.27% 11.00%
Phoenix-Aberdeen International Series.......................  26.04%  27.59% -17.07% -25.19% -16.08% 29.90%  18.98% 16.80% 25.47%
Phoenix-Alger Small-Cap Growth Series.......................                                         51.10%   0.60% 13.92% 17.67%
Phoenix-Duff & Phelps Real Estate Securities Series......... -22.38%   3.22%  28.86%   5.02%  10.41% 36.21%  32.68% 13.38% 35.02%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth..
Phoenix Dynamic Asset Allocation Series: Growth.............
Phoenix Dynamic Asset Allocation Series: Moderate...........
Phoenix Dynamic Asset Allocation Series: Moderate Growth....
Phoenix-Sanford Bernstein Mid-Cap Value Series..............         -11.63%  15.17%  21.14%  -9.92% 38.88%  18.61%  6.13% 13.19%
Phoenix-Sanford Bernstein Small Cap Value Series............                          14.02%  -9.90% 41.72%  20.84%  5.86% 15.00%
Phoenix-Van Kampen Comstock Series..........................          22.49%  30.23% -19.20% -23.10% 22.03%  11.23%  3.86% 19.09%
Phoenix-Van Kampen Equity 500 Index Series..................  29.73%  17.06% -12.79% -13.23% -24.83% 24.35%   8.20%  2.15% 12.50%
PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio........
PIMCO VIT Real Return Portfolio.............................
PIMCO VIT Total Return Portfolio............................
Rydex Variable Trust Inverse Government Long Bond Strategy
 Fund.......................................................                                                -12.00% -6.65%  6.49%
Rydex Variable Trust Nova Fund..............................  28.13%  21.43% -21.49% -24.73% -36.68% 37.12%  12.91%  2.42% 17.49%
Rydex Variable Trust Sector Rotation Fund...................                                         27.97%   9.06% 12.02%  9.72%
Sentinel Balanced Fund......................................                                                  5.84%  4.08%  9.83%
Sentinel Bond Fund..........................................                                                  3.19%  0.29%  2.16%
Sentinel Common Stock Fund..................................                          -9.48% -18.57% 29.48%   8.02%  6.05% 14.42%
Sentinel Mid Cap Growth Fund................................                         -25.40% -25.22% 39.74%  10.66%  2.23%  4.03%
Sentinel Small Company Fund.................................                           3.77% -15.21% 37.37%  14.18%  6.60% 14.45%
Summit S&P Midcap 400 Index Portfolio.......................                  14.17%  -2.65% -16.41% 32.74%  14.03% 10.28%  8.09%
Templeton Developing Markets Securities Fund................ -22.22%  51.03% -33.06%  -9.47%  -1.63% 50.72%  22.85% 25.54% 26.18%
Templeton Foreign Securities Fund...........................   7.42%  21.42%  -3.82% -17.26% -19.78% 30.25%  16.76%  8.53% 19.63%
Templeton Growth Securities Fund............................   7.09%  19.04%  -0.03%  -2.78% -19.71% 30.17%  14.29%  7.24% 19.99%
Van Kampen UIF Equity and Income Portfolio..................                                                  9.86%  5.78% 10.90%
Wanger International Select.................................                  -3.04% -27.72% -16.56% 39.14%  22.48% 14.69% 33.97%
Wanger International Small Cap..............................  14.61% 123.16% -28.93% -22.46% -15.12% 46.65%  28.33% 19.72% 35.11%
Wanger Select...............................................                   7.83%   7.45%  -9.00% 28.78%  17.53%  8.84% 17.91%
Wanger U.S. Smaller Companies...............................   7.08%  23.22%  -9.53%   9.71% -18.05% 41.09%  16.57%  9.60%  6.26%

Investment Option                                             2007
-----------------                                            ------
AIM V.I. Capital Appreciation Fund..........................  10.33%
AIM V.I. Core Equity Fund...................................   6.49%
AIM V.I. Mid Cap Core Equity................................   7.90%
Alger American Leveraged AllCap Portfolio...................  31.52%
AllianceBernstein Balanced Wealth Strategy..................   3.69%
AllianceBernstein Wealth Appreciation Strategy Portfolio....   3.27%
DWS Equity 500 Index VIP....................................   3.71%
DWS Small Cap Index VIP.....................................  -3.37%
Federated Fund For U.S. Government Securities II............   4.68%
Federated High Income Bond Fund II - Primary Shares.........   1.87%
Fidelity VIP Contrafund(R) Portfolio........................  15.74%
Fidelity VIP Growth Opportunities Portfolio.................  21.19%
Fidelity VIP Growth Portfolio...............................  24.96%
Fidelity VIP Investment Grade Bond Portfolio................   2.64%
Franklin Flex Cap Growth Securities Fund....................  12.61%
Franklin Income Securities Fund.............................   2.19%
Lazard Retirement Small-Cap Portfolio.......................  -8.60%
Lord Abbett Bond-Debenture Portfolio........................   4.59%
Lord Abbett Growth and Income Portfolio.....................   1.88%
Lord Abbett Mid-Cap Value Portfolio.........................  -0.93%
Mutual Shares Securities Fund...............................   1.92%
Neuberger Berman AMT Fasciano Portfolio.....................  -1.00%
Neuberger Berman AMT Guardian Portfolio.....................   5.53%
Oppenheimer Capital Appreciation Fund/VA....................  12.14%
Oppenheimer Global Securities Fund/VA.......................   4.48%
Oppenheimer Main Street Small Cap Fund/VA...................  -2.88%
Phoenix Capital Growth Series...............................   9.08%
Phoenix Growth & Income Series..............................   5.05%
Phoenix Mid-Cap Growth Series...............................  19.96%
Phoenix Money Market Series.................................   3.30%
Phoenix Multi-Sector Fixed Income Series....................   2.15%
Phoenix Multi-Sector Short Term Bond Series.................   2.42%
Phoenix Strategic Allocation Series.........................   4.39%
Phoenix-Aberdeen International Series.......................  13.21%
Phoenix-Alger Small-Cap Growth Series.......................  14.35%
Phoenix-Duff & Phelps Real Estate Securities Series......... -16.98%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth..   6.81%
Phoenix Dynamic Asset Allocation Series: Growth.............   6.70%
Phoenix Dynamic Asset Allocation Series: Moderate...........   6.35%
Phoenix Dynamic Asset Allocation Series: Moderate Growth....   6.87%
Phoenix-Sanford Bernstein Mid-Cap Value Series..............   0.46%
Phoenix-Sanford Bernstein Small Cap Value Series............  -3.58%
Phoenix-Van Kampen Comstock Series..........................  -3.69%
Phoenix-Van Kampen Equity 500 Index Series..................   3.29%
PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio........  21.29%
PIMCO VIT Real Return Portfolio.............................   8.86%
PIMCO VIT Total Return Portfolio............................   7.00%
Rydex Variable Trust Inverse Government Long Bond Strategy
 Fund.......................................................  -5.95%
Rydex Variable Trust Nova Fund..............................  -0.40%
Rydex Variable Trust Sector Rotation Fund...................  20.90%
Sentinel Balanced Fund......................................   8.02%
Sentinel Bond Fund..........................................   5.99%
Sentinel Common Stock Fund..................................  10.14%
Sentinel Mid Cap Growth Fund................................  22.02%
Sentinel Small Company Fund.................................   7.30%
Summit S&P Midcap 400 Index Portfolio.......................   5.78%
Templeton Developing Markets Securities Fund................  26.85%
Templeton Foreign Securities Fund...........................  13.72%
Templeton Growth Securities Fund............................   0.80%
Van Kampen UIF Equity and Income Portfolio..................   1.80%
Wanger International Select.................................  19.95%
Wanger International Small Cap..............................  14.56%
Wanger Select...............................................   7.75%
Wanger U.S. Smaller Companies...............................   3.80%

Total Returns are net of total annual fund expenses, daily administrative fees, and mortality and expense risk charges.
 THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE.

Non-Standardized Annual Total Return for Contracts with Death Benefit Option 3

Investment Option                                             1998    1999    2000    2001    2002    2003   2004    2005   2006
-----------------                                            ------  ------  ------  ------  ------  -----  ------  -----  -----
AIM V.I. Capital Appreciation Fund..........................  17.53%  42.46% -12.23% -24.43% -25.49% 27.59%   5.03%  7.21%  4.71%
AIM V.I. Core Equity Fund...................................  25.78%  32.25% -15.83% -23.99% -16.84% 22.57%   7.34%  3.75% 14.96%
AIM V.I. Mid Cap Core Equity................................                                 -12.43% 25.42%  12.12%  6.01%  9.58%
Alger American Leveraged AllCap Portfolio...................  55.48%  75.42% -25.96% -17.20% -34.90% 32.72%   6.57% 12.74% 17.48%
AllianceBernstein Balanced Wealth Strategy..................                                                         5.42% 12.07%
AllianceBernstein Wealth Appreciation Strategy Portfolio....                                                         9.28% 15.58%
DWS Equity 500 Index VIP....................................  26.80%  18.59% -10.58% -13.52% -23.48% 26.25%   8.94%  3.12% 13.80%
DWS Small Cap Index VIP.....................................  -3.64%  18.38%  -5.30%   0.54% -21.77% 44.25%  16.00%  2.71% 15.75%
Federated Fund For U.S. Government Securities II............   6.05%  -2.07%   9.34%   5.43%   7.42%  0.84%   2.06%  0.51%  2.58%
Federated High Income Bond Fund II - Primary Shares.........   1.17%   0.79% -10.38%  -0.15%  -0.12% 20.40%   8.81%  1.13%  9.15%
Fidelity VIP Contrafund(R) Portfolio........................  28.00%  22.30%  -8.10% -13.68% -10.78% 26.44%  13.62% 15.11%  9.92%
Fidelity VIP Growth Opportunities Portfolio.................  22.65%   2.63% -18.42% -15.73% -23.08% 27.73%   5.46%  7.24%  3.73%
Fidelity VIP Growth Portfolio...............................  37.30%  35.24% -12.39% -18.96% -31.24% 30.81%   1.72%  4.10%  5.14%
Fidelity VIP Investment Grade Bond Portfolio................                           6.68%   8.56%  3.50%   2.76%  0.56%  2.75%
Franklin Flex Cap Growth Securities Fund....................                                                                3.64%
Franklin Income Securities Fund.............................                  17.66%  -0.75%  -2.09% 29.76%  12.16%  0.10% 16.48%
Lazard Retirement Small-Cap Portfolio.......................  -4.66%   3.56%  19.25%  16.85% -18.90% 35.18%  13.17%  2.45% 14.33%
Lord Abbett Bond-Debenture Portfolio........................                                   6.32% 16.25%   6.28% -0.20%  7.70%
Lord Abbett Growth and Income Portfolio.....................  11.21%  15.00%  14.06%  -8.11% -19.26% 29.06%  10.97%  1.71% 15.52%
Lord Abbett Mid-Cap Value Portfolio.........................                  50.18%   6.43% -11.13% 22.90%  22.19%  6.61% 10.55%
Mutual Shares Securities Fund...............................  -1.68%  11.89%  11.57%   5.44% -13.13% 23.29%  10.95%  8.91% 16.61%
Neuberger Berman AMT Fasciano Portfolio.....................                                         23.20%  10.21%  1.37%  3.68%
Neuberger Berman AMT Guardian Portfolio.....................                                         29.44%  13.82%  6.54% 11.33%
Oppenheimer Capital Appreciation Fund/VA....................                                 -28.17% 28.74%   5.02%  3.31%  6.08%
Oppenheimer Global Securities Fund/VA.......................                         -13.49% -23.52% 40.73%  17.10% 12.37% 15.61%
Oppenheimer Main Street Small Cap Fund/VA...................                                 -17.18% 42.10%  17.40%  8.09% 12.95%
Phoenix Capital Growth Series...............................  28.09%  27.76% -19.01% -35.57% -25.93% 24.61%   3.40%  2.17%  1.68%
Phoenix Growth & Income Series..............................          15.27%  -8.00%  -9.55% -23.67% 25.57%   8.83%  3.24% 15.43%
Phoenix Mid-Cap Growth Series...............................          43.49%  12.06% -26.25% -33.51% 26.92%   5.13%  2.63%  2.57%
Phoenix Money Market Series.................................   3.53%   3.27%   4.46%   2.26%  -0.09% -0.81%  -0.71%  1.05%  2.85%
Phoenix Multi-Sector Fixed Income Series....................  -5.58%   3.89%   4.90%   4.50%   8.36% 12.87%   5.24%  0.27%  5.25%
Phoenix Multi-Sector Short Term Bond Series.................                                                  3.76% -0.15%  4.14%
Phoenix Strategic Allocation Series.........................  19.00%   9.61%  -0.91%   0.34% -12.90% 18.09%   5.86%  0.27% 11.00%
Phoenix-Aberdeen International Series.......................  26.04%  27.59% -17.07% -25.19% -16.08% 29.90%  18.98% 16.80% 25.47%
Phoenix-Alger Small-Cap Growth Series.......................                                         51.10%   0.60% 13.92% 17.67%
Phoenix-Duff & Phelps Real Estate Securities Series......... -22.38%   3.22%  28.86%   5.02%  10.41% 36.21%  32.68% 13.38% 35.02%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth..
Phoenix Dynamic Asset Allocation Series: Growth.............
Phoenix Dynamic Asset Allocation Series: Moderate...........
Phoenix Dynamic Asset Allocation Series: Moderate Growth....
Phoenix-Sanford Bernstein Mid-Cap Value Series..............         -11.63%  15.17%  21.14%  -9.92% 38.88%  18.61%  6.13% 13.19%
Phoenix-Sanford Bernstein Small Cap Value Series............                          14.02%  -9.90% 41.72%  20.84%  5.86% 15.00%
Phoenix-Van Kampen Comstock Series..........................          22.49%  30.23% -19.20% -23.10% 22.03%  11.23%  3.86% 19.09%
Phoenix-Van Kampen Equity 500 Index Series..................  29.73%  17.06% -12.79% -13.23% -24.83% 24.35%   8.20%  2.15% 12.50%
PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio........
PIMCO VIT Real Return Portfolio.............................
PIMCO VIT Total Return Portfolio............................
Rydex Variable Trust Inverse Government Long Bond Strategy
 Fund.......................................................                                                -12.00% -6.65%  6.49%
Rydex Variable Trust Nova Fund..............................  28.13%  21.43% -21.49% -24.73% -36.68% 37.12%  12.91%  2.42% 17.49%
Rydex Variable Trust Sector Rotation Fund...................                                         27.97%   9.06% 12.02%  9.72%
Sentinel Balanced Fund......................................                                                  5.84%  4.08%  9.83%
Sentinel Bond Fund..........................................                                                  3.19%  0.29%  2.16%
Sentinel Common Stock Fund..................................                          -9.48% -18.57% 29.48%   8.02%  6.05% 14.42%
Sentinel Mid Cap Growth Fund................................                         -25.40% -25.22% 39.74%  10.66%  2.23%  4.03%
Sentinel Small Company Fund.................................                           3.77% -15.21% 37.37%  14.18%  6.60% 14.45%
Summit S&P Midcap 400 Index Portfolio.......................                  14.17%  -2.65% -16.41% 32.74%  14.03% 10.28%  8.09%
Templeton Developing Markets Securities Fund................ -22.22%  51.03% -33.06%  -9.47%  -1.63% 50.72%  22.85% 25.54% 26.18%
Templeton Foreign Securities Fund...........................   7.42%  21.42%  -3.82% -17.26% -19.78% 30.25%  16.76%  8.53% 19.63%
Templeton Growth Securities Fund............................   7.09%  19.04%  -0.03%  -2.78% -19.71% 30.17%  14.29%  7.24% 19.99%
Van Kampen UIF Equity and Income Portfolio..................                                                  9.86%  5.78% 10.90%
Wanger International Select.................................                  -3.04% -27.72% -16.56% 39.14%  22.48% 14.69% 33.97%
Wanger International Small Cap..............................  14.61% 123.16% -28.93% -22.46% -15.12% 46.65%  28.33% 19.72% 35.11%
Wanger Select...............................................                   7.83%   7.45%  -9.00% 28.78%  17.53%  8.84% 17.91%
Wanger U.S. Smaller Companies...............................   7.08%  23.22%  -9.53%   9.71% -18.05% 41.09%  16.57%  9.60%  6.26%

Investment Option                                             2007
-----------------                                            ------
AIM V.I. Capital Appreciation Fund..........................  10.33%
AIM V.I. Core Equity Fund...................................   6.49%
AIM V.I. Mid Cap Core Equity................................   7.90%
Alger American Leveraged AllCap Portfolio...................  31.52%
AllianceBernstein Balanced Wealth Strategy..................   3.69%
AllianceBernstein Wealth Appreciation Strategy Portfolio....   3.27%
DWS Equity 500 Index VIP....................................   3.71%
DWS Small Cap Index VIP.....................................  -3.37%
Federated Fund For U.S. Government Securities II............   4.68%
Federated High Income Bond Fund II - Primary Shares.........   1.87%
Fidelity VIP Contrafund(R) Portfolio........................  15.74%
Fidelity VIP Growth Opportunities Portfolio.................  21.19%
Fidelity VIP Growth Portfolio...............................  24.96%
Fidelity VIP Investment Grade Bond Portfolio................   2.64%
Franklin Flex Cap Growth Securities Fund....................  12.61%
Franklin Income Securities Fund.............................   2.19%
Lazard Retirement Small-Cap Portfolio.......................  -8.60%
Lord Abbett Bond-Debenture Portfolio........................   4.59%
Lord Abbett Growth and Income Portfolio.....................   1.88%
Lord Abbett Mid-Cap Value Portfolio.........................  -0.93%
Mutual Shares Securities Fund...............................   1.92%
Neuberger Berman AMT Fasciano Portfolio.....................  -1.00%
Neuberger Berman AMT Guardian Portfolio.....................   5.53%
Oppenheimer Capital Appreciation Fund/VA....................  12.14%
Oppenheimer Global Securities Fund/VA.......................   4.48%
Oppenheimer Main Street Small Cap Fund/VA...................  -2.88%
Phoenix Capital Growth Series...............................   9.08%
Phoenix Growth & Income Series..............................   5.05%
Phoenix Mid-Cap Growth Series...............................  19.96%
Phoenix Money Market Series.................................   3.30%
Phoenix Multi-Sector Fixed Income Series....................   2.15%
Phoenix Multi-Sector Short Term Bond Series.................   2.42%
Phoenix Strategic Allocation Series.........................   4.39%
Phoenix-Aberdeen International Series.......................  13.21%
Phoenix-Alger Small-Cap Growth Series.......................  14.35%
Phoenix-Duff & Phelps Real Estate Securities Series......... -16.98%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth..   6.81%
Phoenix Dynamic Asset Allocation Series: Growth.............   6.70%
Phoenix Dynamic Asset Allocation Series: Moderate...........   6.35%
Phoenix Dynamic Asset Allocation Series: Moderate Growth....   6.87%
Phoenix-Sanford Bernstein Mid-Cap Value Series..............   0.46%
Phoenix-Sanford Bernstein Small Cap Value Series............  -3.58%
Phoenix-Van Kampen Comstock Series..........................  -3.69%
Phoenix-Van Kampen Equity 500 Index Series..................   3.29%
PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio........  21.29%
PIMCO VIT Real Return Portfolio.............................   8.86%
PIMCO VIT Total Return Portfolio............................   7.00%
Rydex Variable Trust Inverse Government Long Bond Strategy
 Fund.......................................................  -5.95%
Rydex Variable Trust Nova Fund..............................  -0.40%
Rydex Variable Trust Sector Rotation Fund...................  20.90%
Sentinel Balanced Fund......................................   8.02%
Sentinel Bond Fund..........................................   5.99%
Sentinel Common Stock Fund..................................  10.14%
Sentinel Mid Cap Growth Fund................................  22.02%
Sentinel Small Company Fund.................................   7.30%
Summit S&P Midcap 400 Index Portfolio.......................   5.78%
Templeton Developing Markets Securities Fund................  26.85%
Templeton Foreign Securities Fund...........................  13.72%
Templeton Growth Securities Fund............................   0.80%
Van Kampen UIF Equity and Income Portfolio..................   1.80%
Wanger International Select.................................  19.95%
Wanger International Small Cap..............................  14.56%
Wanger Select...............................................   7.75%
Wanger U.S. Smaller Companies...............................   3.80%

Total Returns are net of total annual fund expenses, daily administrative fees, and mortality and expense risk charges.
 THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE

Non-Standardized Annual Total Return for Contracts with Death Benefit Option 4

Investment Option                                             1998    1999    2000    2001    2002    2003   2004    2005   2006
-----------------                                            ------  ------  ------  ------  ------  -----  ------  -----  -----
AIM V.I. Capital Appreciation Fund..........................  17.23%  42.11% -12.45% -24.62% -25.68% 27.27%   4.77%  6.95%  4.45%
AIM V.I. Core Equity Fund...................................  25.47%  31.92% -16.04% -24.18% -17.05% 22.26%   7.07%  3.49% 14.67%
AIM V.I. Mid Cap Core Equity................................                                 -12.64% 25.11%  11.84%  5.75%  9.30%
Alger American Leveraged AllCap Portfolio...................  55.10%  74.98% -26.15% -17.41% -35.06% 32.39%   6.31% 12.46% 17.19%
AllianceBernstein Balanced Wealth Strategy..................                                                         5.16% 11.79%
AllianceBernstein Wealth Appreciation Strategy Portfolio....                                                         9.01% 15.29%
DWS Equity 500 Index VIP....................................  26.48%  18.30% -10.81% -13.73% -23.67% 25.93%   8.67%  2.86% 13.51%
DWS Small Cap Index VIP.....................................  -3.88%  18.08%  -5.54%   0.29% -21.96% 43.89%  15.71%  2.46% 15.46%
Federated Fund For U.S. Government Securities II............   5.79%  -2.32%   9.07%   5.16%   7.15%  0.59%   1.81%  0.26%  2.32%
Federated High Income Bond Fund II - Primary Shares.........   0.92%   0.54% -10.60%  -0.40%  -0.37% 20.10%   8.54%  0.87%  8.87%
Fidelity VIP Contrafund(R) Portfolio........................  27.69%  21.99%  -8.33% -13.90% -11.00% 26.13%  13.33% 14.82%  9.64%
Fidelity VIP Growth Opportunities Portfolio.................  22.35%   2.38% -18.62% -15.94% -23.28% 27.41%   5.20%  6.97%  3.46%
Fidelity VIP Growth Portfolio...............................  36.96%  34.91% -12.61% -19.17% -31.41% 30.48%   1.47%  3.84%  4.87%
Fidelity VIP Investment Grade Bond Portfolio................                           6.41%   8.29%  3.24%   2.50%  0.31%  2.50%
Franklin Flex Cap Growth Securities Fund....................                                                                3.38%
Franklin Income Securities Fund.............................                  17.37%  -1.00%  -2.33% 29.43%  11.88% -0.15% 16.19%
Lazard Retirement Small-Cap Portfolio.......................  -4.90%   3.30%  18.96%  16.56% -19.11% 34.84%  12.89%  2.19% 14.05%
Lord Abbett Bond-Debenture Portfolio........................                                   6.05% 15.96%   6.01% -0.45%  7.42%
Lord Abbett Growth and Income Portfolio.....................  10.93%  14.71%  13.78%  -8.35% -19.46% 28.74%  10.69%  1.45% 15.23%
Lord Abbett Mid-Cap Value Portfolio.........................                  49.81%   6.17% -11.35% 22.59%  21.89%  6.34% 10.27%
Mutual Shares Securities Fund...............................  -1.92%  11.61%  11.29%   5.17% -13.35% 22.98%  10.67%  8.63% 16.32%
Neuberger Berman AMT Fasciano Portfolio.....................                                         22.90%   9.93%  1.12%  3.42%
Neuberger Berman AMT Guardian Portfolio.....................                                         29.11%  13.54%  6.28% 11.05%
Oppenheimer Capital Appreciation Fund/VA....................                                 -28.35% 28.42%   4.76%  3.05%  5.81%
Oppenheimer Global Securities Fund/VA.......................                         -13.71% -23.71% 40.39%  16.81% 12.09% 15.32%
Oppenheimer Main Street Small Cap Fund/VA...................                                 -17.39% 41.74%  17.11%  7.82% 12.66%
Phoenix Capital Growth Series...............................  27.77%  27.44% -19.21% -35.73% -26.12% 24.30%   3.15%  1.91%  1.42%
Phoenix Growth & Income Series..............................          14.99%  -8.23%  -9.78% -23.86% 25.25%   8.55%  2.98% 15.14%
Phoenix Mid-Cap Growth Series...............................          43.13%  11.78% -26.44% -33.67% 26.60%   4.87%  2.37%  2.31%
Phoenix Money Market Series.................................   3.28%   3.01%   4.20%   2.00%  -0.34% -1.06%  -0.96%  0.80%  2.59%
Phoenix Multi-Sector Fixed Income Series....................  -5.81%   3.63%   4.64%   4.23%   8.09% 12.59%   4.98%  0.02%  4.98%
Phoenix Multi-Sector Short Term Bond Series.................                                                  3.50% -0.40%  3.87%
Phoenix Strategic Allocation Series.........................  18.70%   9.34%  -1.16%   0.09% -13.12% 17.79%   5.59%  0.02% 10.72%
Phoenix-Aberdeen International Series.......................  25.72%  27.27% -17.27% -25.38% -16.29% 29.58%  18.68% 16.51% 25.16%
Phoenix-Alger Small-Cap Growth Series.......................                                         50.73%   0.35% 13.64% 17.37%
Phoenix-Duff & Phelps Real Estate Securities Series......... -22.58%   2.97%  28.53%   4.76%  10.13% 35.87%  32.35% 13.10% 34.68%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth..
Phoenix Dynamic Asset Allocation Series: Growth.............
Phoenix Dynamic Asset Allocation Series: Moderate...........
Phoenix Dynamic Asset Allocation Series: Moderate Growth....
Phoenix-Sanford Bernstein Mid-Cap Value Series..............         -11.85%  14.88%  20.84% -10.14% 38.53%  18.31%  5.86% 12.91%
Phoenix-Sanford Bernstein Small Cap Value Series............                          13.74% -10.13% 41.37%  20.54%  5.59% 14.71%
Phoenix-Van Kampen Comstock Series..........................          22.18%  29.91% -19.40% -23.29% 21.73%  10.95%  3.60% 18.79%
Phoenix-Van Kampen Equity 500 Index Series..................  29.40%  16.77% -13.01% -13.45% -25.01% 24.04%   7.93%  1.89% 12.22%
PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio........
PIMCO VIT Real Return Portfolio.............................
PIMCO VIT Total Return Portfolio............................
Rydex Variable Trust Inverse Government Long Bond Strategy
 Fund.......................................................                                                -12.22% -6.89%  6.22%
Rydex Variable Trust Nova Fund..............................  27.81%  21.13% -21.68% -24.91% -36.84% 36.78%  12.63%  2.16% 17.20%
Rydex Variable Trust Sector Rotation Fund...................                                         27.65%   8.79% 11.74%  9.44%
Sentinel Balanced Fund......................................                                                  5.57%  3.82%  9.56%
Sentinel Bond Fund..........................................                                                  2.93%  0.04%  1.90%
Sentinel Common Stock Fund..................................                          -9.70% -18.77% 29.15%   7.75%  5.78% 14.13%
Sentinel Mid Cap Growth Fund................................                         -25.59% -25.41% 39.40%  10.38%  1.97%  3.78%
Sentinel Small Company Fund.................................                           3.51% -15.42% 37.03%  13.90%  6.34% 14.16%
Summit S&P Midcap 400 Index Portfolio.......................                  13.88%  -2.90% -16.62% 32.41%  13.75% 10.01%  7.82%
Templeton Developing Markets Securities Fund................ -22.42%  50.65% -33.23%  -9.69%  -1.88% 50.34%  22.54% 25.22% 25.86%
Templeton Foreign Securities Fund...........................   7.15%  21.11%  -4.06% -17.47% -19.98% 29.92%  16.47%  8.26% 19.33%
Templeton Growth Securities Fund............................   6.82%  18.74%  -0.28%  -3.03% -19.91% 29.85%  14.01%  6.97% 19.69%
Van Kampen UIF Equity and Income Portfolio..................                                                  9.58%  5.52% 10.62%
Wanger International Select.................................                  -3.28% -27.91% -16.77% 38.79%  22.18% 14.41% 33.63%
Wanger International Small Cap..............................  14.32% 122.60% -29.11% -22.65% -15.33% 46.29%  28.01% 19.42% 34.77%
Wanger Select...............................................                   7.56%   7.18%  -9.23% 28.46%  17.23%  8.57% 17.62%
Wanger U.S. Smaller Companies...............................   6.81%  22.91%  -9.76%   9.44% -18.26% 40.74%  16.28%  9.32%  5.99%

Investment Option                                             2007
-----------------                                            ------
AIM V.I. Capital Appreciation Fund..........................  10.05%
AIM V.I. Core Equity Fund...................................   6.22%
AIM V.I. Mid Cap Core Equity................................   7.62%
Alger American Leveraged AllCap Portfolio...................  31.19%
AllianceBernstein Balanced Wealth Strategy..................   3.43%
AllianceBernstein Wealth Appreciation Strategy Portfolio....   3.01%
DWS Equity 500 Index VIP....................................   3.45%
DWS Small Cap Index VIP.....................................  -3.61%
Federated Fund For U.S. Government Securities II............   4.42%
Federated High Income Bond Fund II - Primary Shares.........   1.61%
Fidelity VIP Contrafund(R) Portfolio........................  15.44%
Fidelity VIP Growth Opportunities Portfolio.................  20.88%
Fidelity VIP Growth Portfolio...............................  24.64%
Fidelity VIP Investment Grade Bond Portfolio................   2.38%
Franklin Flex Cap Growth Securities Fund....................  12.33%
Franklin Income Securities Fund.............................   1.93%
Lazard Retirement Small-Cap Portfolio.......................  -8.83%
Lord Abbett Bond-Debenture Portfolio........................   4.32%
Lord Abbett Growth and Income Portfolio.....................   1.62%
Lord Abbett Mid-Cap Value Portfolio.........................  -1.19%
Mutual Shares Securities Fund...............................   1.66%
Neuberger Berman AMT Fasciano Portfolio.....................  -1.25%
Neuberger Berman AMT Guardian Portfolio.....................   5.26%
Oppenheimer Capital Appreciation Fund/VA....................  11.86%
Oppenheimer Global Securities Fund/VA.......................   4.22%
Oppenheimer Main Street Small Cap Fund/VA...................  -3.13%
Phoenix Capital Growth Series...............................   8.80%
Phoenix Growth & Income Series..............................   4.78%
Phoenix Mid-Cap Growth Series...............................  19.66%
Phoenix Money Market Series.................................   3.04%
Phoenix Multi-Sector Fixed Income Series....................   1.89%
Phoenix Multi-Sector Short Term Bond Series.................   2.16%
Phoenix Strategic Allocation Series.........................   4.12%
Phoenix-Aberdeen International Series.......................  12.92%
Phoenix-Alger Small-Cap Growth Series.......................  14.05%
Phoenix-Duff & Phelps Real Estate Securities Series......... -17.19%
Phoenix Dynamic Asset Allocation Series: Aggressive Growth..   6.54%
Phoenix Dynamic Asset Allocation Series: Growth.............   6.43%
Phoenix Dynamic Asset Allocation Series: Moderate...........   6.08%
Phoenix Dynamic Asset Allocation Series: Moderate Growth....   6.59%
Phoenix-Sanford Bernstein Mid-Cap Value Series..............   0.21%
Phoenix-Sanford Bernstein Small Cap Value Series............  -3.82%
Phoenix-Van Kampen Comstock Series..........................  -3.94%
Phoenix-Van Kampen Equity 500 Index Series..................   3.03%
PIMCO VIT CommodityRealReturn(TM) Strategy Portfolio........  20.98%
PIMCO VIT Real Return Portfolio.............................   8.59%
PIMCO VIT Total Return Portfolio............................   6.72%
Rydex Variable Trust Inverse Government Long Bond Strategy
 Fund.......................................................  -6.19%
Rydex Variable Trust Nova Fund..............................  -0.65%
Rydex Variable Trust Sector Rotation Fund...................  20.59%
Sentinel Balanced Fund......................................   7.75%
Sentinel Bond Fund..........................................   5.72%
Sentinel Common Stock Fund..................................   9.86%
Sentinel Mid Cap Growth Fund................................  21.71%
Sentinel Small Company Fund.................................   7.03%
Summit S&P Midcap 400 Index Portfolio.......................   5.51%
Templeton Developing Markets Securities Fund................  26.52%
Templeton Foreign Securities Fund...........................  13.43%
Templeton Growth Securities Fund............................   0.55%
Van Kampen UIF Equity and Income Portfolio..................   1.54%
Wanger International Select.................................  19.64%
Wanger International Small Cap..............................  14.27%
Wanger Select...............................................   7.47%
Wanger U.S. Smaller Companies...............................   3.54%

Total Returns are net of total annual fund expenses, daily administrative fees, and mortality and expense risk charges.
 THESE RATES OF RETURN ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE PERFORMANCE

Calculation of Yield and Return
--------------------------------------------------------------------------------

Yield of the Phoenix Money Market Investment Option. We calculate the yield of the Phoenix Money Market Investment Option for a 7-day "base period" by determining the "net change in value" of a hypothetical pre-existing account. We assume the hypothetical account had an initial balance of one share at the beginning of the base period. We then determine what the value of the hypothetical account would have been at the end of the 7-day base period. The end value minus the initial value gives us the net change in value for the hypothetical account. The net change in value can then be divided by the initial value giving us the base period return (one week's return). To find the equivalent annual return we multiply the base period return by 365/7. The equivalent effective annual yield differs from the annual return because we assume all returns are reinvested in the investment option. We carry results to the nearest hundredth of one percent.

The net change in value of the hypothetical account includes the daily net investment income of the account (after expenses), but does not include realized gains or losses or unrealized appreciation or depreciation on the underlying fund shares.

The yield/return calculations include a mortality and expense risk fee equal to one of the following: 1.075% (7-Years), 1.375% (5-Years) or 1.525% (3-Years) on an annual basis and a daily administrative fee equal to 0.125% on an annual basis.

The Phoenix Money Market Investment Option return and effective yield will vary in response to fluctuations in interest rates and in the expenses of the investment option.

We do not include the maximum annual administrative fee in calculating the current return and effective yield. Should such a fee apply to your account, current return and/or effective yield for your account could be reduced.

Example Calculations:

The following examples of a return/yield calculations for the Phoenix Money Market Investment Option were based on the 7-day period ending December 31, 2007:

         Death Benefit Option 1 Contracts
         Value of hypothetical pre-existing account with
           exactly one Unit at the beginning of the period:. $1.000000
         Value of the same account (excluding capital
           changes) at the end of the 7-day period:.........  1.000550
         Calculation:
         Ending account value...............................  1.000550
         Less beginning account value.......................  1.000000
         Net change in account value........................  0.000550
         Base period return:
           (net change/beginning account value).............  0.000550
         Current yield = return x (365/7) =.................     2.87%
         Effective yield = [(1 + return)/365/7/] - 1 =......     2.91%

         Death Benefit Option 2 Contracts
         Value of hypothetical pre-existing account with
           exactly one unit at the beginning of the period:. $1.000000
         Value of the same account (excluding capital
           changes) at the end of the 7-day period:.........  1.000501
         Calculation:
         Ending account value...............................  1.000501
         Less beginning account value.......................  1.000000
         Net change in account value........................  0.000501
         Base period return:
           (net change/beginning account value).............  0.000501
         Current yield = return x (365/7) =.................     2.61%
         Effective yield = [(1 + return)/365/7/] - 1 =......     2.65%

         Death Benefit Option 3 Contracts
         Value of hypothetical pre-existing account with
           exactly one unit at the beginning of the period:. $1.000000
         Value of the same account (excluding capital
           changes) at the end of the 7-day period:.........  1.000501
         Calculation:
         Ending account value...............................  1.000501
         Less beginning account value.......................  1.000000
         Net change in account value........................  0.000501
         Base period return:
           (net change/beginning account value).............  0.000501
         Current yield = return x (365/7) =.................     2.61%
         Effective yield = [(1 + return)/365/7/] - 1 =......     2.65%

         Death Benefit Option 4 Contracts
         Value of hypothetical pre-existing account with
           exactly one unit at the beginning of the period:. $1.000000
         Value of the same account (excluding capital
           changes) at the end of the 7-day period:.........  1.000452
         Calculation:
         Ending account value...............................  1.000452
         Less beginning account value.......................  1.000000
         Net change in account value........................  0.000452
         Base period return:
           (net change/beginning account value).............  0.000452
         Current yield = return x (365/7) =.................     2.36%
         Effective yield = [(1 + return)/365/7/] - 1 =......     2.38%

Yields and total returns may be higher or lower than in the past and there is no assurance that any historical results will continue.

Calculation of Total Return. Total return measures the change in value of an investment option investment over a stated period. We compute total returns by finding the average annual compounded rates of return over the one-, five- and ten-year periods that would equate the initial amount invested to the ending redeemable value according to a formula. The formula for total return includes the following steps:

(1)We assume a hypothetical $1,000 initial purchase payment in the investment option;

(2)We determine the value the hypothetical initial purchase payment would have were it redeemed at the end of each period. All recurring fees and any applicable withdrawal charge are deducted. This figure is the ending redeemable value (ERV in the formula given below);

(3)We divide this value by the initial $1,000 purchase payment, resulting in ratio of the ending redeemable value to the initial value for that period;

(4)To get the average annual total return we take the n/th/ root of the ratio from step (3), where n equals the number of years in that period (e.g., one, five and 10), and subtract one.

(5)The formula in mathematical terms is:

R = ((ERV / II)/(1/n)/) - 1

Where:

        II   =   a hypothetical initial payment of $1,000
        R    =   average annual total return for the period
        n    =   number of years in the period
        ERV  =   ending redeemable value of the hypothetical $1,000 for
                 the period [see (2) and (3) above]

We normally calculate total return for one-year, five-year and ten-year periods for each investment option. If a investment option has not been available for at least ten years, we will provide total returns for other relevant periods.

Performance Information
Advertisements, sales literature and other communications may contain information about a series' or advisor's current investment strategies and management style. An advisor may alter investment strategies and style in response to changing market and economic conditions. A fund may wish to make known a series' specific portfolio holdings or holdings in specific industries. A fund may also separately illustrate the income and capital gain portions of a series' total return. Performance might also be advertised by breaking down returns into equity and debt components. A series may compare its equity or bond return figure to any of a number of well-known benchmarks of market performance, including, but not limited to:

   The Dow Jones Industrial Average/SM/ ("DJIA")
   CS First Boston High Yield Index
   Citigroup Corporate Index
   Citigroup Government Bond Index
   The Standard & Poor's 500 Index(R) ("S&P 500")

Each investment option may include its yield and total return in advertisements or communications with current or prospective contract owners. Each investment option may also include in such advertisements, its ranking or comparison to similar mutual funds by organizations such as:

   Lipper Analytical Services
   Morningstar, Inc.
   Thomson Financial

A fund may also compare a series' performance to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in publications such as:

   Barron's
   Business Week
   Changing Times
   Consumer Reports
   Financial Planning
   Financial Services Weekly
   Forbes
   Fortune
   Investor's Business Daily
   Money
   Personal Investor
   The New York Times
   Registered Representative
   U.S. News and World Report
   The Wall Street Journal

A fund may also illustrate the benefits of tax deferral by comparing taxable investments with investments through tax-deferred retirement plans.

The total return and yield may be used to compare the performance of the investment options with certain commonly used standards for stock and bond market performance. Such indices include, but are not limited to:

   The Dow Jones Industrial Average/SM/ ("DJIA")
   CS First Boston High Yield Index
   Citigroup Corporate Index
   Citigroup Government Bond Index
   The S&P 500

The Dow Jones Industrial Average/SM/ (DJIA/SM/) is an unweighted index of 30 industrial "blue chip" U.S. stocks. It is the oldest continuing U.S. market index. The 30 stocks now in the DJIA/SM/ are both widely-held and a major influence in their respective industries. The average is computed in such a way as to preserve its historical continuity and account for such factors as stock splits and periodic changes in the components of the index. The editors of The Wall Street Journal select the component stocks of the DJIA/SM/.

The S&P 500 is a free-float market capitalization-weighted index composed of 500 stocks chosen for market size, liquidity, and industry group representation. It is one of the most widely used indicators of U.S. Stock Market performance. The composition of the S&P 500 changes from time to time. Standard & Poor's Index Committee makes all decisions about the S&P 500.

Weighted and unweighted indexes: A market-value, or capitalization, weighted index uses relative market value (share price multiplied by the number of shares outstanding) to "weight" the influence of a stock's price on the index. Simply put, larger companies' stock prices influence the index more than smaller companies' stock prices. An unweighted index (such as the Dow Jones Industrial Average/SM/) uses stock price alone to determine the index value. A company's relative size has no bearing on its impact on the index.

Calculation of Annuity Payments
--------------------------------------------------------------------------------

See your prospectus in the section titled "The Annuity Period" for a description of the annuity options.

You may elect an annuity payment option by written request as described in your prospectus. If you do not elect an annuity payment option, amounts held under the contract will be applied to provide a Variable Life Annuity with 10-Year Period Certain

(Option I) on the maturity date. You may not change your election after the first annuity payment.

Fixed Annuity Payments
Fixed annuity payments are determined by the total dollar value for all investment options' accumulation units, all amounts held in the GIA and the MVA Account. For each contract the resulting dollar value is then multiplied by the applicable annuity purchase rate, which reflects the age (and sex for nontax-qualified plans) of the annuitant or annuitants, for the fixed payment annuity option selected.

For certain contracts, including those issued on and after May 1, 2008, under Annuity Payment Options A, B, D, E and F, the applicable annuity payment option rate used to determine the payment amount will not be less than the rate based on the 2000 Individual Annuity Mortality Table with a 10-year age setback and an interest rate of 2.5%. Under Annuity Payment Options G and H the guaranteed interest rate is 1.5%.

Please see your contract for the Annuity Mortality Tables that would apply to fixed annuity payments under your contract.

It is possible that we may have more favorable (i.e., higher-paying) rates in effect on the maturity date.

Variable Annuity Payments
Under Annuity Payment Options I, J, K, M and N, the amount of the first payment is equal to the amount held under the selected option in each investment option, divided by $1,000 and then multiplied by the applicable payment option rate. The first payment equals the sum of the amounts provided by each investment option.

In each investment option, the number of fixed annuity units is determined by dividing the amount of the initial payment provided by that investment option by the annuity unit value for that investment option on the first payment calculation date. Thereafter, the number of fixed annuity units in each investment option remains unchanged unless you transfer funds to or from the investment option. If you transfer funds to or from a investment option, the number of fixed annuity units will change in proportion to the change in value of the investment option as a result of the transfer. The number of fixed annuity units will change effective with the transfer, but will remain fixed in number following the transfer.

Second and subsequent payments are determined by multiplying the number of fixed annuity units for each investment option by the annuity unit value for that investment option on the payment calculation date. The total payment will equal the sum of the amounts provided by each investment option. The amount of second and subsequent payments will vary with the investment experience of the investment options and may be either higher or lower than the first payment.

Under Annuity Payment Options I, J, M and N, the applicable annuity payment option rate used to determine the first payment amount will not be less than the rate based on the 1983a Individual Annuity Mortality Table projected with projection scale G to the year 2040, with continued projection thereafter and the assumed investment rate. Under Annuity Payment Option K, the annuity payment option rate will be based on the number of payments to be made during the specified period and the assumed investment rate.

We guarantee that neither expenses actually incurred, other than taxes on investment return, nor mortality actually experienced, shall adversely affect the dollar amount of variable annuity payments.

We deduct a daily charge for mortality and expense risks and a daily administrative fee from Contract Values held in the investment options. See your prospectus in the section titled "Deductions and Charges." Electing Option K will result in a mortality risk deduction being made even though we assume no mortality risk under that option.

Experts
--------------------------------------------------------------------------------

The financial statements of PHL Variable Accumulation Account as of December 31, 2007 and the results of its operations and the changes in its net assets for each of the periods indicated and the financial statements of PHL Variable Insurance Company as of December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007, included in this Prospectus have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Michele Drummey, Counsel, PHL Variable Insurance Company, has provided advice on certain matters relating to the federal securities and state regulations laws in connection with the contracts described in this prospectus.

[LOGO]

--------------------------------------------------------------------------------

                                                                  ANNUAL REPORT

                                                                   PHL VARIABLE

                                                           ACCUMULATION ACCOUNT


                                                              December 31, 2007

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007

                                             AIM V.I. Capital                         AIM V.I. Mid Cap    Alger American
                                            Appreciation Fund - AIM V.I. Core Equity Core Equity Fund -  Leveraged AllCap
                                                  Class I          Fund - Class I         Class I       Portfolio - Class O
                                            ------------------- -------------------- ------------------ -------------------
Assets:
 Investments at fair value.................     $66,229,685         $14,048,369          $6,852,642         $16,675,921
                                                -----------         -----------          ----------         -----------
 Total Assets..............................     $66,229,685         $14,048,369          $6,852,642         $16,675,921
Liabilities:
Payable to PHL Variable Insurance
  Company..................................     $       107         $        --          $       --         $        --
                                                -----------         -----------          ----------         -----------
   Total Net Assets........................     $66,229,578         $14,048,369          $6,852,642         $16,675,921
                                                ===========         ===========          ==========         ===========
Net Assets:
 Accumulation Units........................     $66,131,035         $14,023,143          $6,716,960         $16,535,037
 Contracts in payout
   (annuitization period)..................     $    98,543         $    25,226          $  135,682         $   140,884
                                                -----------         -----------          ----------         -----------
   Total Net Assets........................     $66,229,578         $14,048,369          $6,852,642         $16,675,921
                                                ===========         ===========          ==========         ===========
   Units Outstanding.......................      26,873,786          12,121,548           5,350,235           7,444,031
                                                ===========         ===========          ==========         ===========
 Investment shares held....................       2,255,010             482,597             470,325             301,061
 Investments at cost.......................     $49,596,905         $12,152,064          $6,325,978         $ 7,887,854
   Unit Value
     Asset Manager Option 1................     $        --         $        --          $     1.31         $        --
     Asset Manager Option 2................     $        --         $        --          $       --         $        --
     Freedom Edge(R).......................     $      1.44         $      1.15          $       --         $        --
     Phoenix Dimensions(R) Option 1........     $      1.28         $      1.16          $       --         $        --
     Phoenix Dimensions(R) Option 2........     $      1.27         $        --          $       --         $        --
     Phoenix Dimensions(R) Option 3........     $        --         $        --          $       --         $        --
     Phoenix Dimensions(R) Option 4........     $      1.26         $        --          $       --         $        --
     Phoenix Income Choice(R)..............     $      2.32         $      1.16          $     1.28         $      3.05
     Phoenix Investor's Edge(R) Option 1...     $      2.52         $      1.15          $     1.27         $      3.26
     Phoenix Investor's Edge(R) Option 2...     $      2.49         $      1.15          $     1.26         $      3.23
     Phoenix Investor's Edge(R) Option 3...     $      2.47         $      1.15          $     1.26         $      3.20
     Phoenix Investor's Edge(R) Option 4...     $      2.49         $      1.15          $     1.26         $        --
     Phoenix Premium Edge(R)...............     $      2.15         $      1.15          $     1.27         $      2.01
     Phoenix Spectrum Edge+ Option 1.......     $        --         $        --          $       --         $        --
     Phoenix Spectrum Edge+ Option 2.......     $      1.01         $        --          $       --         $        --
     Phoenix Spectrum Edge(R) Option 1.....     $      2.60         $      1.16          $     1.29         $      3.37
     Phoenix Spectrum Edge(R) Option 2.....     $      2.58         $      1.16          $     1.28         $      3.34
     Phoenix Spectrum Edge(R) Option 3.....     $      2.56         $      1.16          $     1.28         $      3.31
     Phoenix Spectrum Edge(R) Option 4.....     $      2.57         $      1.16          $       --         $        --
     Retirement Planner's Edge.............     $      2.30         $      1.16          $     1.28         $      1.99
     The Big Edge Choice(R)................     $      2.32         $      1.16          $     1.28         $      2.04
     The Phoenix Edge(R)--VA
       Option 1............................     $      2.28         $      1.17          $     1.30         $      2.13
     The Phoenix Edge(R)--VA
       Option 2............................     $      2.22         $      1.16          $     1.28         $      2.06
     The Phoenix Edge(R)--VA
       Option 3............................     $      2.31         $      1.16          $     1.28         $      2.05

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                                                                Federated High    Fidelity VIP
                                             DWS Equity 500  Federated Fund for  Income Bond      Contrafund(R)
                                            Index Fund VIP -  U.S. Government     Fund II -    Portfolio - Service
                                                Class A        Securities II    Primary Shares        Class
                                            ---------------- ------------------ -------------- -------------------
Assets:
 Investments at fair value.................   $82,484,487       $220,849,610     $21,296,119      $113,863,187
                                              -----------       ------------     -----------      ------------
 Total Assets..............................   $82,484,487       $220,849,610     $21,296,119      $113,863,187
Liabilities:
 Payable to PHL Variable Insurance
   Company.................................   $       351       $        512     $         1      $          2
                                              -----------       ------------     -----------      ------------
   Total Net Assets........................   $82,484,136       $220,849,098     $21,296,118      $113,863,185
                                              ===========       ============     ===========      ============
Net Assets:
 Accumulation Units........................   $80,779,522       $220,317,866     $21,235,669      $113,583,031
 Contracts in payout (annuitization period)   $ 1,704,614       $    531,232     $    60,449      $    280,154
                                              -----------       ------------     -----------      ------------
   Total Net Assets........................   $82,484,136       $220,849,098     $21,296,118      $113,863,185
                                              ===========       ============     ===========      ============
   Units Outstanding.......................    32,498,141         92,674,479       7,856,593        35,709,911
                                              ===========       ============     ===========      ============
 Investment shares held....................     5,311,300         19,154,343       2,843,274         4,095,799
 Investments at cost.......................   $65,535,647       $217,786,202     $21,919,836      $103,931,517
   Unit Value
     Asset Manager Option 1................   $        --       $       2.39     $        --      $         --
     Asset Manager Option 2................   $        --       $         --     $      3.23      $         --
     Freedom Edge(R).......................   $      1.47       $       1.11     $      1.30      $       1.87
     Phoenix Dimensions(R) Option 1........   $      1.24       $       1.08     $      1.15      $       1.44
     Phoenix Dimensions(R) Option 2........   $      1.23       $       1.07     $      1.14      $       1.43
     Phoenix Dimensions(R) Option 3........   $        --       $         --     $        --      $         --
     Phoenix Dimensions(R) Option 4........   $      1.22       $       1.06     $        --      $         --
     Phoenix Income Choice(R)..............   $      2.77       $       2.49     $      2.95      $       3.68
     Phoenix Income Choice(R) with GPAF....   $      1.28       $         --     $        --      $         --
     Phoenix Investor's Edge(R) Option 1...   $      2.58       $       2.34     $      2.90      $       3.81
     Phoenix Investor's Edge(R) Option 2...   $      2.55       $       2.32     $      2.87      $       3.78
     Phoenix Investor's Edge(R) Option 3...   $      2.53       $       2.30     $      2.85      $       3.74
     Phoenix Investor's Edge(R) Option 4...   $      2.55       $       2.31     $      2.86      $       3.77
     Phoenix Premium Edge(R)...............   $      2.71       $       2.63     $      2.65      $       3.00
     Phoenix Spectrum Edge+ Option 1.......   $        --       $       1.04     $      0.98      $       1.08
     Phoenix Spectrum Edge+ Option 2.......   $      0.97       $       1.04     $        --      $       1.08
     Phoenix Spectrum Edge(R) Option 1.....   $      2.67       $       2.42     $      3.00      $       3.95
     Phoenix Spectrum Edge(R) Option 2.....   $      2.64       $       2.40     $      2.97      $       3.91
     Phoenix Spectrum Edge(R) Option 3.....   $      2.62       $       2.38     $      2.94      $       3.87
     Phoenix Spectrum Edge(R) Option 4.....   $      2.63       $       2.39     $      2.96      $       3.90
     Retirement Planner's Edge.............   $      2.74       $       2.74     $      2.68      $       3.08
     The Big Edge Choice(R)................   $      2.74       $       2.76     $      2.62      $       3.05
     The Phoenix Edge(R)--VA Option 1......   $      2.83       $       2.92     $      2.82      $       3.19
     The Phoenix Edge(R)--VA Option 2......   $      2.77       $       2.79     $      2.75      $       3.08
     The Phoenix Edge(R)--VA Option 3......   $      2.75       $       2.80     $      2.76      $       3.05

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                            Fidelity VIP                     Fidelity VIP
                                               Growth                         Investment
                                            Opportunities    Fidelity VIP     Grade Bond    Franklin Income
                                             Portfolio -  Growth Portfolio -  Portfolio -  Securities Fund -
                                            Service Class   Service Class    Service Class      Class 2
                                            ------------- ------------------ ------------- -----------------
Assets:
 Investments at fair value................. $101,935,330     $41,309,150      $26,890,605     $49,235,101
                                            ------------     -----------      -----------     -----------
 Total Assets.............................. $101,935,330     $41,309,150      $26,890,605     $49,235,101
Liabilities:
 Payable to PHL Variable Insurance
   Company................................. $        111     $         1      $         3     $        --
                                            ------------     -----------      -----------     -----------
   Total Net Assets........................ $101,935,219     $41,309,149      $26,890,602     $49,235,101
                                            ============     ===========      ===========     ===========
Net Assets:
 Accumulation Units........................ $101,845,110     $41,235,551      $26,881,697     $49,235,101
 Contracts in payout (annuitization
   period)................................. $     90,109     $    73,598      $     8,905     $        --
                                            ------------     -----------      -----------     -----------
   Total Net Assets........................ $101,935,219     $41,309,149      $26,890,602     $49,235,101
                                            ============     ===========      ===========     ===========
   Units Outstanding.......................   43,891,280      19,208,902       26,098,157      44,645,015
                                            ============     ===========      ===========     ===========
 Investment shares held....................    4,566,996         918,185        2,122,385       2,844,316
 Investments at cost....................... $ 83,673,800     $27,407,195      $26,271,493     $49,811,094
   Unit Value..............................
     Asset Manager Option 1................ $         --     $      3.70      $        --     $        --
     Asset Manager Option 2................ $         --     $      3.65      $        --     $        --
     Freedom Edge(R)....................... $       1.58     $      1.55      $      1.03     $      1.13
     Phoenix Dimensions(R) Option 1........ $       1.37     $      1.41      $      1.03     $      1.14
     Phoenix Dimensions(R) Option 2........ $       1.36     $        --      $      1.03     $      1.13
     Phoenix Dimensions(R) Option 3........ $         --     $        --      $        --     $      1.13
     Phoenix Dimensions(R) Option 4........ $       1.35     $      1.39      $      1.03     $      1.13
     Phoenix Income Choice(R).............. $       2.68     $      2.34      $      1.03     $        --
     Phoenix Investor's Edge(R) Option 1... $       2.81     $      2.51      $      1.03     $      1.13
     Phoenix Investor's Edge(R) Option 2... $       2.79     $      2.49      $      1.03     $      1.13
     Phoenix Investor's Edge(R) Option 3... $       2.76     $      2.46      $        --     $      1.12
     Phoenix Investor's Edge(R) Option 4... $       2.78     $      2.48      $        --     $        --
     Phoenix Premium Edge(R)............... $       1.96     $      1.68      $      1.03     $      1.13
     Phoenix Spectrum Edge+ Option 1....... $       1.10     $      1.16      $      1.02     $      0.96
     Phoenix Spectrum Edge+ Option 2....... $       1.10     $      1.16      $      1.02     $      0.96
     Phoenix Spectrum Edge(R) Option 1..... $       2.91     $      2.60      $      1.03     $      1.14
     Phoenix Spectrum Edge(R) Option 2..... $       2.88     $      2.57      $      1.03     $      1.14
     Phoenix Spectrum Edge(R) Option 3..... $       2.86     $      2.55      $      1.03     $      1.14
     Phoenix Spectrum Edge(R) Option 4..... $       2.87     $      2.56      $        --     $        --
     Retirement Planner's Edge............. $       2.30     $      1.71      $      1.03     $      1.14
     The Big Edge Choice(R)................ $       2.02     $      1.75      $      1.03     $      1.06
     The Phoenix Edge(R)--VA Option 1...... $       2.12     $      1.80      $      1.04     $      1.14
     The Phoenix Edge(R)--VA Option 2...... $       2.03     $      1.77      $      1.03     $      1.14
     The Phoenix Edge(R)--VA Option 3...... $       2.02     $      1.71      $      1.03     $      1.14

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                            Lazard Retirement Lord Abbett Bond -    Lord Abbett     Lord Abbett
                                                Small Cap         Debenture      Growth and Income Mid-Cap Value
                                               Portfolio -       Portfolio -        Portfolio -     Portfolio -
                                             Service Shares        Class VC          Class VC        Class VC
                                            ----------------- ------------------ ----------------- -------------
Assets:
 Investments at fair value.................    $2,960,587        $15,668,516       $163,065,101     $16,171,502
                                               ----------        -----------       ------------     -----------
 Total Assets..............................    $2,960,587        $15,668,516       $163,065,101     $16,171,502
Liabilities:
 Payable to PHL Variable Insurance
   Company.................................    $       --        $         1       $        167     $         1
                                               ----------        -----------       ------------     -----------
   Total Net Assets........................    $2,960,587        $15,668,515       $163,064,934     $16,171,501
                                               ==========        ===========       ============     ===========
Net Assets:
 Accumulation Units........................    $2,957,215        $15,574,344       $162,800,239     $16,123,008
 Contracts in payout (annuitization period)    $    3,372        $    94,171       $    264,695     $    48,493
                                               ----------        -----------       ------------     -----------
   Total Net Assets........................    $2,960,587        $15,668,515       $163,064,934     $16,171,501
                                               ==========        ===========       ============     ===========
   Units Outstanding.......................     2,585,339         13,608,064        132,183,039      13,624,743
                                               ==========        ===========       ============     ===========
 Investment shares held....................       296,655          1,331,224          5,842,532         855,635
 Investments at cost.......................    $4,213,553        $15,563,158       $160,073,747     $16,881,039
   Unit Value
     Asset Manager Option 1................    $       --        $        --       $         --     $        --
     Asset Manager Option 2................    $       --        $        --       $         --     $        --
     Freedom Edge(R).......................    $     1.14        $      1.15       $       1.23     $      1.18
     Phoenix Dimensions(R) Option 1........    $       --        $      1.15       $       1.24     $      1.17
     Phoenix Dimensions(R) Option 2........    $       --        $      1.15       $       1.23     $        --
     Phoenix Dimensions(R) Option 3........    $       --        $        --       $         --     $        --
     Phoenix Dimensions(R) Option 4........    $       --        $        --       $       1.23     $        --
     Phoenix Income Choice(R)..............    $     1.15        $      1.16       $       1.24     $      1.19
     Phoenix Investor's Edge(R) Option 1...    $     1.14        $      1.14       $       1.23     $      1.18
     Phoenix Investor's Edge(R) Option 2...    $     1.13        $      1.14       $       1.22     $      1.17
     Phoenix Investor's Edge(R) Option 3...    $     1.13        $      1.13       $       1.22     $      1.17
     Phoenix Investor's Edge(R) Option 4...    $     1.13        $      1.14       $       1.22     $      1.17
     Phoenix Premium Edge(R)...............    $     1.14        $      1.15       $       1.23     $      1.18
     Phoenix Spectrum Edge+ Option 1.......    $       --        $      1.00       $       0.97     $      0.89
     Phoenix Spectrum Edge+ Option 2.......    $       --        $        --       $       0.97     $        --
     Phoenix Spectrum Edge(R) Option 1.....    $     1.15        $      1.16       $       1.25     $      1.20
     Phoenix Spectrum Edge(R) Option 2.....    $     1.15        $      1.16       $       1.24     $      1.19
     Phoenix Spectrum Edge(R) Option 3.....    $     1.14        $      1.15       $       1.24     $      1.19
     Phoenix Spectrum Edge(R) Option 4.....    $     1.15        $      1.15       $       1.24     $      1.19
     Retirement Planner's Edge.............    $     1.14        $      1.15       $       1.24     $      1.19
     The Big Edge Choice(R)................    $     1.14        $      1.15       $       1.24     $      1.19
     The Phoenix Edge(R)--VA Option 1......    $     1.16        $      1.17       $       1.25     $      1.20
     The Phoenix Edge(R)--VA Option 2......    $     1.15        $      1.16       $       1.24     $      1.19
     The Phoenix Edge(R)--VA Option 3......    $     1.14        $      1.15       $       1.24     $      1.19

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                            Mutual Shares Neuberger Berman Neuberger Berman     Oppenheimer
                                             Securities     AMT Fasciano     AMT Guardian   Capital Appreciation
                                               Fund -       Portfolio -      Portfolio -         Fund/VA -
                                               Class 2        S Class          S Class         Service Shares
                                            ------------- ---------------- ---------------- --------------------
Assets:
 Investments at fair value.................  $83,298,093      $57,456        $28,314,066          $876,690
                                             -----------      -------        -----------          --------
 Total Assets..............................  $83,298,093      $57,456        $28,314,066          $876,690
Liabilities:
 Payable to PHL Variable Insurance
   Company.................................  $         2      $    --        $         3          $     --
                                             -----------      -------        -----------          --------
   Total Net Assets........................  $83,298,091      $57,456        $28,314,063          $876,690
                                             ===========      =======        ===========          ========
Net Assets:
 Accumulation Units........................  $83,200,258      $57,456        $28,303,407          $876,690
 Contracts in payout
   (annuitization period)..................  $    97,833      $    --        $    10,656          $     --
                                             -----------      -------        -----------          --------
   Total Net Assets........................  $83,298,091      $57,456        $28,314,063          $876,690
                                             ===========      =======        ===========          ========
   Units Outstanding.......................   36,006,710       59,952         26,190,786           767,874
                                             ===========      =======        ===========          ========
 Investment shares held....................    4,125,710        3,962          1,347,004            18,740
 Investments at cost.......................  $73,528,036      $58,385        $28,153,071          $806,454
   Unit Value..............................
     Asset Manager Option 1................  $        --      $    --        $        --          $     --
     Asset Manager Option 2................  $        --      $    --        $        --          $     --
     Freedom Edge(R).......................  $      1.60      $    --        $      1.11          $     --
     Phoenix Dimensions(R) Option 1........  $      1.29      $    --        $      1.12          $     --
     Phoenix Dimensions(R) Option 2........  $      1.28      $    --        $      1.11          $     --
     Phoenix Dimensions(R) Option 3........  $      1.28      $    --        $        --          $     --
     Phoenix Dimensions(R) Option 4........  $      1.27      $    --        $      1.11          $     --
     Phoenix Income Choice(R)..............  $      3.05      $    --        $      1.12          $     --
     Phoenix Investor's Edge(R) Option 1...  $      3.14      $    --        $      1.11          $   1.13
     Phoenix Investor's Edge(R) Option 2...  $      3.11      $  0.95        $      1.11          $   1.13
     Phoenix Investor's Edge(R) Option 3...  $      3.08      $    --        $        --          $     --
     Phoenix Investor's Edge(R) Option 4...  $      3.10      $    --        $        --          $     --
     Phoenix Premium Edge(R)...............  $      3.34      $  0.95        $      1.11          $   1.14
     Phoenix Spectrum Edge+ Option 1.......  $      0.94      $    --        $      0.98          $     --
     Phoenix Spectrum Edge+ Option 2.......  $      0.94      $    --        $      0.98          $     --
     Phoenix Spectrum Edge(R) Option 1.....  $      3.25      $  0.96        $      1.12          $   1.15
     Phoenix Spectrum Edge(R) Option 2.....  $      3.22      $    --        $      1.12          $   1.14
     Phoenix Spectrum Edge(R) Option 3.....  $      3.19      $    --        $      1.11          $   1.14
     Phoenix Spectrum Edge(R) Option 4.....  $        --      $    --        $        --          $     --
     Retirement Planner's Edge.............  $      3.70      $  0.95        $      1.11          $   1.14
     The Big Edge Choice(R)................  $      1.98      $  1.01        $      1.10          $   1.16
     The Phoenix Edge(R)--VA Option 1......  $      3.81      $  0.96        $      1.12          $   1.15
     The Phoenix Edge(R)--VA Option 2......  $      3.66      $  0.96        $      1.12          $   1.14
     The Phoenix Edge(R)--VA Option 3......  $      3.73      $    --        $      1.12          $   1.14



                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                             Oppenheimer    Oppenheimer
                                                Global      Main Street
                                              Securities     Small Cap
                                              Fund/VA -      Fund/VA -    Phoenix Capital  Phoenix Growth
                                            Service Shares Service Shares  Growth Series  and Income Series
                                            -------------- -------------- --------------- -----------------
Assets:
 Investments at fair value.................   $2,283,625    $20,464,927     $85,556,728     $102,197,682
                                              ----------    -----------     -----------     ------------
 Total Assets..............................   $2,283,625    $20,464,927     $85,556,728     $102,197,682
Liabilities:
 Payable to PHL Variable Insurance
   Company.................................   $       --    $         3     $        --     $         87
                                              ----------    -----------     -----------     ------------
   Total Net Assets........................   $2,283,625    $20,464,924     $85,556,728     $102,197,595
                                              ==========    ===========     ===========     ============
Net Assets:
 Accumulation Units........................   $2,283,625    $20,456,942     $85,366,452     $101,769,343
 Contracts in payout (annuitization period)   $       --    $     7,982     $   190,276     $    428,252
                                              ----------    -----------     -----------     ------------
   Total Net Assets........................   $2,283,625    $20,464,924     $85,556,728     $102,197,595
                                              ==========    ===========     ===========     ============
   Units Outstanding.......................    2,068,101     21,419,977      59,945,571       43,260,958
                                              ==========    ===========     ===========     ============
 Investment shares held....................       62,962      1,135,050       5,090,952        6,840,514
 Investments at cost.......................   $2,242,432    $21,774,668     $99,550,713     $ 79,620,973
   Unit Value..............................
     Asset Manager Option 1................   $       --    $        --     $        --     $         --
     Asset Manager Option 2................   $       --    $        --     $        --     $       3.45
     Freedom Edge(R).......................   $       --    $      0.97     $      1.26     $       1.52
     Phoenix Dimensions(R) Option 1........   $     1.11    $      0.97     $      1.17     $       1.26
     Phoenix Dimensions(R) Option 2........   $     1.11    $      0.97     $        --     $       1.25
     Phoenix Dimensions(R) Option 3........   $       --    $        --     $        --     $         --
     Phoenix Dimensions(R) Option 4........   $     1.10    $      0.96     $        --     $       1.25
     Phoenix Income Choice(R)..............   $       --    $      0.97     $      1.91     $       2.52
     Phoenix Investor's Edge(R) Option 1...   $     1.11    $      0.97     $      2.16     $       2.63
     Phoenix Investor's Edge(R) Option 2...   $     1.10    $      0.96     $      2.14     $       2.61
     Phoenix Investor's Edge(R) Option 3...   $     1.10    $        --     $      2.12     $       2.58
     Phoenix Investor's Edge(R) Option 4...   $       --    $        --     $      2.14     $       2.60
     Phoenix Premium Edge(R)...............   $     1.11    $      0.97     $      1.11     $       2.18
     Phoenix Spectrum Edge+ Option 1.......   $     0.98    $      0.89     $        --     $       0.98
     Phoenix Spectrum Edge+ Option 2.......   $     0.97    $      0.89     $        --     $       0.98
     Phoenix Spectrum Edge(R) Option 1.....   $     1.12    $      0.97     $      2.24     $       2.72
     Phoenix Spectrum Edge(R) Option 2.....   $     1.11    $      0.97     $      2.22     $       2.70
     Phoenix Spectrum Edge(R) Option 3.....   $     1.11    $      0.97     $      2.20     $       2.67
     Phoenix Spectrum Edge(R) Option 4.....   $       --    $        --     $      2.21     $       2.69
     Retirement Planner's Edge.............   $     1.11    $      0.97     $      1.43     $       2.37
     The Big Edge Choice(R)................   $     1.11    $      1.01     $      1.34     $       1.51
     The Phoenix Edge(R)--VA Option 1......   $     1.12    $      0.98     $      1.43     $       2.48
     The Phoenix Edge(R)--VA Option 2......   $     1.11    $      0.97     $      1.39     $       2.37
     The Phoenix Edge(R)--VA Option 3......   $     1.11    $      0.97     $      1.38     $       2.45

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                                                                         Phoenix
                                               Phoenix       Phoenix    Phoenix Multi- Multi-Sector
                                               Mid-Cap        Money      Sector Fixed   Short Term
                                            Growth Series Market Series Income Series  Bond Series
                                            ------------- ------------- -------------- ------------
Assets:
 Investments at fair value.................  $32,697,339   $81,064,210   $124,806,788  $29,323,411
                                             -----------   -----------   ------------  -----------
 Total Assets..............................  $32,697,339   $81,064,210   $124,806,788  $29,323,411
Liabilities:
 Payable to PHL Variable Insurance Company.  $        --   $       244   $         94  $         3
                                             -----------   -----------   ------------  -----------
   Total Net Assets........................  $32,697,339   $81,063,966   $124,806,694  $29,323,408
                                             ===========   ===========   ============  ===========
Net Assets:
 Accumulation Units........................  $32,637,563   $80,656,790   $124,428,929  $29,303,694
 Contracts in payout (annuitization period)  $    59,776   $   407,176   $    377,765  $    19,714
                                             -----------   -----------   ------------  -----------
   Total Net Assets........................  $32,697,339   $81,063,966   $124,806,694  $29,323,408
                                             ===========   ===========   ============  ===========
   Units Outstanding.......................   17,048,533    41,912,582     51,837,853   25,953,929
                                             ===========   ===========   ============  ===========
 Investment shares held....................    1,993,994     8,106,421     13,737,293    2,972,090
 Investments at cost.......................  $30,189,851   $81,064,210   $128,434,652  $29,761,589
   Unit Value
     Asset Manager Option 1................  $        --   $        --   $       2.85  $        --
     Asset Manager Option 2................  $        --   $      2.20   $       2.82  $        --
     Freedom Edge(R).......................  $      1.42   $      1.06   $       1.19  $      1.14
     Phoenix Dimensions(R) Option 1........  $      1.30   $      1.08   $       1.09  $      1.08
     Phoenix Dimensions(R) Option 2........  $        --   $      1.07   $       1.09  $      1.07
     Phoenix Dimensions(R) Option 3........  $        --   $        --   $         --  $        --
     Phoenix Dimensions(R) Option 4........  $      1.28   $      1.06   $       1.08  $        --
     Phoenix Income Choice(R)..............  $      1.92   $      2.17   $       2.88  $      1.14
     Phoenix Income Choice(R) with GPAF....  $        --   $        --   $         --  $        --
     Phoenix Investor's Edge(R) Option 1...  $      2.27   $      2.09   $       2.74  $      1.12
     Phoenix Investor's Edge(R) Option 2...  $      2.25   $      2.07   $       2.72  $      1.11
     Phoenix Investor's Edge(R) Option 3...  $      2.23   $      2.05   $       2.69  $      1.10
     Phoenix Investor's Edge(R) Option 4...  $      2.24   $      2.07   $       2.71  $      1.11
     Phoenix Premium Edge(R)...............  $      1.46   $      2.19   $       2.97  $      1.12
     Phoenix Spectrum Edge+ Option 1.......  $      1.09   $      1.02   $       1.00  $      1.01
     Phoenix Spectrum Edge+ Option 2.......  $      1.09   $      1.02   $       1.00  $        --
     Phoenix Spectrum Edge(R) Option 1.....  $      2.35   $      2.17   $       2.84  $      1.15
     Phoenix Spectrum Edge(R) Option 2.....  $      2.32   $      2.15   $       2.81  $      1.14
     Phoenix Spectrum Edge(R) Option 3.....  $      2.30   $      2.13   $       2.78  $      1.13
     Phoenix Spectrum Edge(R) Option 4.....  $      2.32   $      2.14   $       2.80  $      1.14
     Retirement Planner's Edge.............  $      2.66   $      2.30   $       3.12  $      1.13
     The Big Edge Choice(R)................  $      1.62   $      1.33   $       1.93  $      1.12
     The Phoenix Edge(R)--VA Option 1......  $      2.69   $      2.41   $       3.29  $      1.16
     The Phoenix Edge(R)--VA Option 2......  $      2.59   $      2.33   $       3.19  $      1.14
     The Phoenix Edge(R)--VA Option 3......  $      2.09   $      2.31   $       3.01  $      1.14

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                                                                      Phoenix -
                                             Phoenix      Phoenix -     Phoenix -   Duff & Phelps
                                            Strategic     Aberdeen        Alger      Real Estate
                                            Allocation  International   Small-Cap    Securities
                                              Series       Series     Growth Series    Series
                                            ----------- ------------- ------------- -------------
Assets:
 Investments at fair value................. $63,031,411 $316,871,054   $33,406,612   $82,754,399
                                            ----------- ------------   -----------   -----------
   Total Assets............................ $63,031,411 $316,871,054   $33,406,612   $82,754,399
Liabilities:
 Payable to PHL Variable Insurance Company. $         1 $          9   $        --   $        62
                                            ----------- ------------   -----------   -----------
   Total Net Assets........................ $63,031,410 $316,871,045   $33,406,612   $82,754,337
                                            =========== ============   ===========   ===========
Net Assets:
 Accumulation Units........................ $62,640,490 $316,384,811   $33,305,148   $82,610,664
 Contracts in payout (annuitization period) $   390,920 $    486,234   $   101,464   $   143,673
                                            ----------- ------------   -----------   -----------
   Total Net Assets........................ $63,031,410 $316,871,045   $33,406,612   $82,754,337
                                            =========== ============   ===========   ===========
   Units Outstanding.......................  26,151,678   92,535,361     7,195,030    19,614,270
                                            =========== ============   ===========   ===========
 Investment shares held....................   4,865,845   16,553,054     1,871,402     3,085,181
 Investments at cost....................... $68,833,522 $272,097,266   $29,886,738   $72,751,196
   Unit Value
     Asset Manager Option 1................ $        -- $       5.21   $        --   $      4.92
     Asset Manager Option 2................ $      3.03 $         --   $        --   $        --
     Freedom Edge(R)....................... $      1.32 $       2.32   $      1.76   $      1.97
     Phoenix Dimensions(R) Option 1........ $        -- $       1.70   $      1.57   $      1.24
     Phoenix Dimensions(R) Option 2........ $      1.17 $       1.69   $      1.56   $      1.23
     Phoenix Dimensions(R) Option 3........ $        -- $         --   $        --   $        --
     Phoenix Dimensions(R) Option 4........ $        -- $       1.68   $      1.55   $      1.22
     Phoenix Income Choice(R).............. $      2.58 $       4.00   $      4.73   $      5.31
     Phoenix Investor's Edge(R) Option 1... $      2.54 $       4.36   $      4.63   $      5.14
     Phoenix Investor's Edge(R) Option 2... $      2.51 $       4.32   $      4.59   $      5.09
     Phoenix Investor's Edge(R) Option 3... $      2.49 $       4.28   $      4.56   $      5.04
     Phoenix Investor's Edge(R) Option 4... $      2.51 $       4.31   $      4.58   $      5.07
     Phoenix Premium Edge(R)............... $      2.49 $       2.71   $      4.65   $      6.04
     Phoenix Spectrum Edge+ Option 1....... $      1.00 $       1.05   $      1.06   $      0.87
     Phoenix Spectrum Edge+ Option 2....... $        -- $       1.05   $      1.06   $      0.87
     Phoenix Spectrum Edge(R) Option 1..... $      2.62 $       4.51   $      4.77   $      5.31
     Phoenix Spectrum Edge(R) Option 2..... $      2.60 $       4.47   $      4.74   $      5.26
     Phoenix Spectrum Edge(R) Option 3..... $      2.58 $       4.43   $      4.70   $      5.22
     Phoenix Spectrum Edge(R) Option 4..... $      2.59 $       4.46   $      4.72   $      5.25
     Retirement Planner's Edge............. $      2.67 $       3.15   $      4.70   $      7.48
     The Big Edge Choice(R)................ $      2.22 $       2.84   $      4.70   $      4.62
     The Phoenix Edge(R)--VA Option 1...... $      2.89 $       3.31   $      4.83   $      7.73
     The Phoenix Edge(R)--VA Option 2...... $      2.75 $       3.15   $      4.74   $      7.44
     The Phoenix Edge(R)--VA Option 3...... $      2.71 $       2.96   $      4.71   $      7.05

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                            Phoenix-S&P                         Phoenix-S&P
                                              Dynamic   Phoenix-S&P Phoenix-S&P   Dynamic
                                               Asset      Dynamic     Dynamic      Asset
                                            Allocation     Asset       Asset    Allocation
                                              Series:   Allocation  Allocation    Series:
                                            Aggressive    Series:     Series:    Moderate
                                              Growth      Growth     Moderate     Growth
                                            ----------- ----------- ----------- -----------
Assets:
 Investments at fair value................. $18,344,892 $25,710,869 $6,089,470  $14,429,086
                                            ----------- ----------- ----------  -----------
 Total Assets.............................. $18,344,892 $25,710,869 $6,089,470  $14,429,086
Liabilities:
 Payable to PHL Variable Insurance Company. $        -- $        61 $       --  $        --
                                            ----------- ----------- ----------  -----------
   Total Net Assets........................ $18,344,892 $25,710,808 $6,089,470  $14,429,086
                                            =========== =========== ==========  ===========
Net Assets:
 Accumulation Units........................ $18,344,892 $23,897,541 $6,089,470  $14,429,086
 Contracts in payout (annuitization period) $        -- $ 1,813,267 $       --  $        --
                                            ----------- ----------- ----------  -----------
   Total Net Assets........................ $18,344,892 $25,710,808 $6,089,470  $14,429,086
                                            =========== =========== ==========  ===========
   Units Outstanding.......................  15,696,949  22,555,891  5,508,246   12,702,103
                                            =========== =========== ==========  ===========
 Investment shares held....................   1,546,633   2,227,971    560,946    1,277,317
 Investments at cost....................... $17,351,633 $24,747,399 $5,868,705  $13,747,699
   Unit Value
     Asset Manager Option 1................ $        -- $        -- $       --  $        --
     Asset Manager Option 2................ $        -- $        -- $       --  $        --
     Freedom Edge(R)....................... $        -- $      1.16 $     1.11  $      1.14
     Phoenix Dimensions(R) Option 1........ $      1.19 $      1.16 $     1.11  $      1.15
     Phoenix Dimensions(R) Option 2........ $      1.19 $      1.16 $       --  $      1.15
     Phoenix Dimensions(R) Option 3........ $        -- $        -- $       --  $        --
     Phoenix Dimensions(R) Option 4........ $      1.18 $      1.15 $       --  $      1.14
     Phoenix Income Choice(R).............. $        -- $      1.16 $       --  $        --
     Phoenix Investor's Edge(R) Option 1... $      1.18 $      1.15 $     1.11  $      1.14
     Phoenix Investor's Edge(R) Option 2... $      1.18 $      1.15 $     1.10  $      1.14
     Phoenix Investor's Edge(R) Option 3... $        -- $        -- $     1.10  $        --
     Phoenix Investor's Edge(R) Option 4... $        -- $        -- $     1.10  $        --
     Phoenix Premium Edge(R)............... $      1.18 $      1.16 $     1.11  $      1.14
     Phoenix Spectrum Edge+ Option 1....... $      0.99 $      1.00 $     1.03  $      1.01
     Phoenix Spectrum Edge+ Option 2....... $      0.99 $      1.00 $     1.03  $      1.01
     Phoenix Spectrum Edge(R) Option 1..... $      1.20 $      1.17 $     1.12  $      1.16
     Phoenix Spectrum Edge(R) Option 2..... $      1.19 $      1.16 $     1.11  $      1.15
     Phoenix Spectrum Edge(R) Option 3..... $      1.19 $      1.16 $     1.11  $      1.15
     Phoenix Spectrum Edge(R) Option 4..... $        -- $        -- $       --  $        --
     Retirement Planner's Edge............. $      1.19 $      1.16 $     1.11  $      1.15
     The Big Edge Choice(R)................ $      1.12 $      1.12 $     1.10  $      1.11
     The Phoenix Edge(R)--VA Option 1...... $      1.20 $      1.17 $     1.12  $      1.16
     The Phoenix Edge(R)--VA Option 2...... $      1.19 $      1.16 $     1.11  $      1.15
     The Phoenix Edge(R)--VA Option 3...... $      1.19 $      1.16 $     1.11  $        --

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                              Phoenix-     Phoenix-
                                              Sanford      Sanford     Phoenix-    Phoenix-Van
                                             Bernstein    Bernstein   Van Kampen  Kampen Equity
                                              Mid-Cap     Small-Cap    Comstock     500 Index
                                            Value Series Value Series   Series       Series
                                            ------------ ------------ ----------- -------------
Assets:
 Investments at fair value................. $81,391,849  $41,421,866  $40,472,227  $55,306,774
                                            -----------  -----------  -----------  -----------
 Total Assets.............................. $81,391,849  $41,421,866  $40,472,227  $55,306,774
Liabilities:
 Payable to PHL Variable Insurance Company. $        54  $        --  $         1  $        17
                                            -----------  -----------  -----------  -----------
   Total Net Assets........................ $81,391,795  $41,421,866  $40,472,226  $55,306,757
                                            ===========  ===========  ===========  ===========
Net Assets:
 Accumulation Units........................ $81,260,386  $41,392,334  $40,321,963  $26,469,819
 Contracts in payout (annuitization period) $   131,409  $    29,532  $   150,263  $28,836,938
                                            -----------  -----------  -----------  -----------
   Total Net Assets........................ $81,391,795  $41,421,866  $40,472,226  $55,306,757
                                            ===========  ===========  ===========  ===========
   Units Outstanding.......................  26,417,707   10,589,738   16,094,533   27,274,939
                                            ===========  ===========  ===========  ===========
 Investment shares held....................   6,416,393    2,864,176    3,239,624    4,187,709
 Investments at cost....................... $81,263,705  $42,184,946  $40,920,983  $46,277,694
   Unit Value
     Asset Manager Option 1................ $      4.13  $        --  $      3.15  $        --
     Asset Manager Option 2................ $        --  $        --  $      3.11  $        --
     Freedom Edge(R)....................... $      1.71  $      1.73  $      1.42  $      1.41
     Phoenix Dimensions(R) Option 1........ $      1.22  $      1.20  $      1.21  $      1.22
     Phoenix Dimensions(R) Option 2........ $      1.21  $      1.19  $      1.20  $      1.21
     Phoenix Dimensions(R) Option 3........ $        --  $        --  $        --  $        --
     Phoenix Dimensions(R) Option 4........ $      1.20  $      1.18  $        --  $      1.20
     Phoenix Income Choice(R).............. $      4.07  $      3.89  $      2.28  $      2.31
     Phoenix Income Choice(R) with GPAF.... $        --  $        --  $        --  $      2.16
     Phoenix Investor's Edge(R) Option 1... $      3.77  $      3.82  $      2.54  $      2.42
     Phoenix Investor's Edge(R) Option 2... $      3.74  $      3.79  $      2.51  $      2.39
     Phoenix Investor's Edge(R) Option 3... $      3.70  $      3.75  $      2.49  $      2.37
     Phoenix Investor's Edge(R) Option 4... $      3.73  $      3.77  $      2.51  $      2.39
     Phoenix Premium Edge(R)............... $      4.89  $      3.99  $      2.35  $      1.87
     Phoenix Spectrum Edge+ Option 1....... $      0.88  $      0.88  $      0.89  $      0.96
     Phoenix Spectrum Edge+ Option 2....... $      0.88  $      0.88  $      0.89  $        --
     Phoenix Spectrum Edge(R) Option 1..... $      3.90  $      3.95  $      2.63  $      2.50
     Phoenix Spectrum Edge(R) Option 2..... $      3.87  $      3.92  $      2.60  $      2.48
     Phoenix Spectrum Edge(R) Option 3..... $      3.83  $      3.88  $      2.58  $      2.45
     Phoenix Spectrum Edge(R) Option 4..... $      3.86  $      3.90  $      2.59  $      2.47
     Retirement Planner's Edge............. $      5.02  $      4.16  $      2.79  $      1.98
     The Big Edge Choice(R)................ $      1.96  $      4.48  $      1.77  $      1.45
     The Phoenix Edge(R)--VA Option 1...... $      5.30  $      4.66  $      3.38  $      2.05
     The Phoenix Edge(R)--VA Option 2...... $      5.57  $      4.22  $      3.20  $      1.97
     The Phoenix Edge(R)--VA Option 3...... $      4.82  $      4.45  $      2.85  $      1.94

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                               PIMCO VIT                                Rydex Variable
                                             CommodityReal    PIMCO VIT     PIMCO VIT   Trust Inverse
                                            Return Strategy  Real Return  Total Return    Government
                                              Portfolio -    Portfolio -   Portfolio -    Long Bond
                                             Advisor Class  Advisor Class Advisor Class Strategy Fund
                                            --------------- ------------- ------------- --------------
Assets:
 Investments at fair value.................   $20,488,547    $1,867,715    $5,684,464     $2,870,430
                                              -----------    ----------    ----------     ----------
 Total Assets..............................   $20,488,547    $1,867,715    $5,684,464     $2,870,430
Liabilities:
 Payable to PHL Variable Insurance Company.   $         2    $       --    $       --     $       --
                                              -----------    ----------    ----------     ----------
   Total Net Assets........................   $20,488,545    $1,867,715    $5,684,464     $2,870,430
                                              ===========    ==========    ==========     ==========
Net Assets:
 Accumulation Units........................   $20,482,345    $1,867,715    $5,684,464     $2,866,519
 Contracts in payout (annuitization period)   $     6,200    $       --    $       --     $    3,911
                                              -----------    ----------    ----------     ----------
   Total Net Assets........................   $20,488,545    $1,867,715    $5,684,464     $2,870,430
                                              ===========    ==========    ==========     ==========
   Units Outstanding.......................    17,689,505     1,694,785     5,146,448      3,315,232
                                              ===========    ==========    ==========     ==========
 Investment shares held....................     1,534,724       148,585       541,893        146,601
 Investments at cost.......................   $18,645,704    $1,822,241    $5,483,154     $3,607,019
   Unit Value
     Asset Manager Option 1................   $        --    $       --    $       --     $       --
     Asset Manager Option 2................   $        --    $       --    $       --     $       --
     Freedom Edge(R).......................   $      1.15    $       --    $     1.10     $     0.77
     Phoenix Dimensions(R) Option 1........   $      1.16    $     1.11    $     1.11     $       --
     Phoenix Dimensions(R) Option 2........   $      1.15    $       --    $       --     $       --
     Phoenix Dimensions(R) Option 3........   $        --    $       --    $       --     $       --
     Phoenix Dimensions(R) Option 4........   $      1.15    $       --    $     1.10     $       --
     Phoenix Income Choice(R)..............   $      1.16    $       --    $       --     $     0.87
     Phoenix Investor's Edge(R) Option 1...   $      1.15    $     1.10    $     1.10     $     0.86
     Phoenix Investor's Edge(R) Option 2...   $      1.15    $     1.10    $     1.10     $     0.85
     Phoenix Investor's Edge(R) Option 3...   $      1.14    $       --    $       --     $     0.85
     Phoenix Investor's Edge(R) Option 4...   $        --    $       --    $       --     $     0.85
     Phoenix Premium Edge(R)...............   $      1.15    $     1.10    $     1.10     $     0.86
     Phoenix Spectrum Edge+ Option 1.......   $      1.16    $     1.08    $     1.07     $       --
     Phoenix Spectrum Edge+ Option 2.......   $      1.16    $     1.08    $     1.07     $       --
     Phoenix Spectrum Edge(R) Option 1.....   $      1.16    $     1.11    $     1.11     $     0.88
     Phoenix Spectrum Edge(R) Option 2.....   $      1.16    $     1.11    $     1.11     $     0.87
     Phoenix Spectrum Edge(R) Option 3.....   $      1.15    $     1.10    $     1.11     $     0.87
     Phoenix Spectrum Edge(R) Option 4.....   $        --    $       --    $       --     $     0.87
     Retirement Planner's Edge.............   $      1.15    $     1.10    $     1.11     $       --
     The Big Edge Choice(R)................   $      1.21    $     1.09    $     1.08     $       --
     The Phoenix Edge(R)--VA Option 1......   $      1.16    $     1.11    $     1.11     $     0.89
     The Phoenix Edge(R)--VA Option 2......   $      1.16    $     1.11    $     1.11     $     0.87
     The Phoenix Edge(R)--VA Option 3......   $      1.16    $     1.11    $     1.11     $       --

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                                               Rydex        Sentinel    Sentinel
                                                Rydex      Variable Trust   Variable    Variable
                                            Variable Trust     Sector       Products    Products
                                              Nova Fund    Rotation Fund  Balanced Fund Bond Fund
                                            -------------- -------------- ------------- ----------
Assets:
 Investments at fair value.................   $2,140,440     $4,391,665     $300,572    $4,587,123
                                              ----------     ----------     --------    ----------
 Total Assets..............................   $2,140,440     $4,391,665     $300,572    $4,587,123
Liabilities:
 Payable to PHL Variable Insurance Company.   $       --     $       --     $     --    $       --
                                              ----------     ----------     --------    ----------
   Total Net Assets........................   $2,140,440     $4,391,665     $300,572    $4,587,123
                                              ==========     ==========     ========    ==========
Net Assets:
 Accumulation Units........................   $2,140,440     $4,391,665     $300,572    $4,587,123
 Contracts in payout (annuitization period)   $       --     $       --     $     --    $       --
                                              ----------     ----------     --------    ----------
   Total Net Assets........................   $2,140,440     $4,391,665     $300,572    $4,587,123
                                              ==========     ==========     ========    ==========
   Units Outstanding.......................    1,298,777      2,338,702      295,504     4,498,381
                                              ==========     ==========     ========    ==========
 Investment shares held....................      212,768        286,475       24,046       459,170
 Investments at cost.......................   $1,437,156     $3,051,582     $331,532    $4,690,683
   Unit Value
     Asset Manager Option 1................   $       --     $       --     $     --    $       --
     Asset Manager Option 2................   $       --     $       --     $     --    $       --
     Freedom Edge(R).......................   $       --     $     1.78     $     --    $     1.02
     Phoenix Dimensions(R) Option 1........   $       --     $       --     $     --    $     1.02
     Phoenix Dimensions(R) Option 2........   $       --     $       --     $     --    $     1.02
     Phoenix Dimensions(R) Option 3........   $       --     $       --     $     --    $       --
     Phoenix Dimensions(R) Option 4........   $       --     $       --     $     --    $     1.02
     Phoenix Income Choice(R)..............   $       --     $       --     $     --    $       --
     Phoenix Investor's Edge(R) Option 1...   $     1.63     $     1.85     $     --    $     1.02
     Phoenix Investor's Edge(R) Option 2...   $     1.62     $     1.84     $     --    $     1.02
     Phoenix Investor's Edge(R) Option 3...   $     1.61     $     1.83     $     --    $       --
     Phoenix Investor's Edge(R) Option 4...   $     1.62     $     1.84     $     --    $       --
     Phoenix Premium Edge(R)...............   $     1.63     $     1.86     $     --    $     1.02
     Phoenix Spectrum Edge+ Option 1.......   $       --     $       --     $     --    $     1.02
     Phoenix Spectrum Edge+ Option 2.......   $       --     $       --     $     --    $     1.02
     Phoenix Spectrum Edge(R) Option 1.....   $     1.67     $     1.90     $   1.02    $     1.02
     Phoenix Spectrum Edge(R) Option 2.....   $     1.66     $     1.89     $     --    $     1.02
     Phoenix Spectrum Edge(R) Option 3.....   $     1.65     $     1.87     $     --    $     1.02
     Phoenix Spectrum Edge(R) Option 4.....   $     1.66     $     1.88     $     --    $       --
     Retirement Planner's Edge.............   $     1.65     $     1.87     $     --    $     1.02
     The Big Edge Choice(R)................   $       --     $     1.88     $   1.02    $     1.02
     The Phoenix Edge(R)--VA Option 1......   $     1.69     $     1.92     $     --    $     1.02
     The Phoenix Edge(R)--VA Option 2......   $     1.66     $     1.89     $     --    $     1.02
     The Phoenix Edge(R)--VA Option 3......   $       --     $     1.88     $     --    $       --

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                                                                                      Templeton
                                            Sentinel Variable Sentinel Variable Sentinel Variable Developing Markets
                                             Products Common  Products Mid Cap   Products Small   Securities Fund -
                                               Stock Fund        Growth Fund      Company Fund         Class 2
                                            ----------------- ----------------- ----------------- ------------------
Assets:
 Investments at fair value.................    $19,400,522        $477,028         $3,095,517        $16,657,404
                                               -----------        --------         ----------        -----------
 Total Assets..............................    $19,400,522        $477,028         $3,095,517        $16,657,404
Liabilities:
 Payable to PHL Variable Insurance
   Company.................................    $        --        $     --         $       --        $        --
                                               -----------        --------         ----------        -----------
   Total Net Assets........................    $19,400,522        $477,028         $3,095,517        $16,657,404
                                               ===========        ========         ==========        ===========
Net Assets:
 Accumulation Units........................    $19,400,522        $477,028         $3,095,517        $16,654,225
 Contracts in payout
   (annuitization period)..................    $        --        $     --         $       --        $     3,179
                                               -----------        --------         ----------        -----------
   Total Net Assets........................    $19,400,522        $477,028         $3,095,517        $16,657,404
                                               ===========        ========         ==========        ===========
   Units Outstanding.......................     18,974,076         442,839          3,080,428          7,286,842
                                               ===========        ========         ==========        ===========
 Investment shares held....................      1,354,787          38,408            221,424          1,041,089
 Investments at cost.......................    $20,081,967        $476,344         $3,453,715        $13,750,674
   Unit Value
     Asset Manager Option 1................    $        --        $     --         $       --        $        --
     Asset Manager Option 2................    $        --        $     --         $       --        $        --
     Freedom Edge(R).......................    $      1.02        $   1.08         $     1.00        $      1.35
     Phoenix Dimensions(R) Option 1........    $      1.02        $   1.08         $     1.01        $      1.36
     Phoenix Dimensions(R) Option 2........    $      1.02        $     --         $     1.00        $      1.35
     Phoenix Dimensions(R) Option 3........    $        --        $     --         $       --        $        --
     Phoenix Dimensions(R) Option 4........    $      1.02        $   1.08         $     1.00        $      1.35
     Phoenix Income Choice(R)..............    $        --        $     --         $       --        $      6.90
     Phoenix Investor's Edge(R) Option 1...    $      1.02        $   1.08         $     1.00        $      1.35
     Phoenix Investor's Edge(R) Option 2...    $      1.02        $   1.08         $     1.00        $      1.35
     Phoenix Investor's Edge(R) Option 3...    $        --        $     --         $       --        $      1.34
     Phoenix Investor's Edge(R) Option 4...    $        --        $     --         $       --        $        --
     Phoenix Premium Edge(R)...............    $      1.02        $   1.08         $     1.00        $      5.44
     Phoenix Spectrum Edge+ Option 1.......    $      1.02        $     --         $     1.01        $      1.15
     Phoenix Spectrum Edge+ Option 2.......    $      1.02        $   1.08         $     1.00        $      1.15
     Phoenix Spectrum Edge(R) Option 1.....    $      1.02        $   1.08         $     1.01        $      1.36
     Phoenix Spectrum Edge(R) Option 2.....    $      1.02        $   1.08         $     1.01        $      1.36
     Phoenix Spectrum Edge(R) Option 3.....    $      1.02        $     --         $     1.00        $      1.35
     Phoenix Spectrum Edge(R) Option 4.....    $        --        $     --         $       --        $      1.36
     Retirement Planner's Edge.............    $      1.02        $   1.08         $     1.00        $      4.69
     The Big Edge Choice(R)................    $      1.02        $   1.08         $     1.00        $      1.75
     The Phoenix Edge(R)--VA Option 1......    $      1.02        $   1.08         $     1.01        $      5.66
     The Phoenix Edge(R)--VA Option 2......    $      1.02        $   1.08         $     1.01        $      5.50
     The Phoenix Edge(R)--VA Option 3......    $        --        $     --         $       --        $      4.72

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                            Templeton Foreign Templeton Global Templeton Growth     Van Kampen UIF
                                            Securities Fund - Asset Allocation Securities Fund -  Equity and Income
                                                 Class 2       Fund - Class 2       Class 2      Portfolio - Class II
                                            ----------------- ---------------- ----------------- --------------------
Assets:
 Investments at fair value.................    $40,632,697       $4,844,373       $74,604,711          $560,070
                                               -----------       ----------       -----------          --------
 Total Assets..............................    $40,632,697       $4,844,373       $74,604,711          $560,070
Liabilities:
 Payable to PHL Variable Insurance
   Company.................................    $         1       $       --       $         1          $     --
                                               -----------       ----------       -----------          --------
   Total Net Assets........................    $40,632,696       $4,844,373       $74,604,710          $560,070
                                               ===========       ==========       ===========          ========
Net Assets:
 Accumulation Units........................    $40,488,482       $4,844,373       $74,516,007          $560,070
 Contracts in payout (annuitization
   period).................................    $   144,214       $       --       $    88,703          $     --
                                               -----------       ----------       -----------          --------
   Total Net Assets........................    $40,632,696       $4,844,373       $74,604,710          $560,070
                                               ===========       ==========       ===========          ========
   Units Outstanding.......................     13,558,281        2,127,452        33,792,114           520,522
                                               ===========       ==========       ===========          ========
 Investment shares held....................      2,006,554          333,635         4,831,911            37,995
 Investments at cost.......................    $28,975,575       $6,554,044       $65,691,244          $563,262
   Unit Value
     Asset Manager Option 1................    $      4.42       $       --       $        --          $     --
     Asset Manager Option 2................    $        --       $       --       $      3.76          $     --
     Freedom Edge(R).......................    $      2.00       $       --       $      1.70          $     --
     Phoenix Dimensions(R) Option 1........    $      1.52       $       --       $      1.32          $   1.09
     Phoenix Dimensions(R) Option 2........    $      1.51       $       --       $      1.31          $     --
     Phoenix Dimensions(R) Option 3........    $        --       $       --       $      1.31          $     --
     Phoenix Dimensions(R) Option 4........    $      1.50       $       --       $      1.30          $     --
     Phoenix Income Choice(R)..............    $      3.34       $       --       $      3.10          $     --
     Phoenix Investor's Edge(R) Option 1...    $      3.64       $       --       $      3.13          $   1.09
     Phoenix Investor's Edge(R) Option 2...    $      3.60       $       --       $      3.10          $   1.08
     Phoenix Investor's Edge(R) Option 3...    $      3.57       $       --       $      3.07          $     --
     Phoenix Investor's Edge(R) Option 4...    $      3.59       $       --       $      3.09          $     --
     Phoenix Premium Edge(R)...............    $      2.83       $     3.12       $      3.00          $   1.09
     Phoenix Spectrum Edge+ Option 1.......    $      1.05       $       --       $      0.96          $   0.96
     Phoenix Spectrum Edge+ Option 2.......    $      1.05       $       --       $      0.95          $     --
     Phoenix Spectrum Edge(R) Option 1.....    $      3.76       $       --       $      3.23          $   1.10
     Phoenix Spectrum Edge(R) Option 2.....    $      3.73       $       --       $      3.20          $   1.09
     Phoenix Spectrum Edge(R) Option 3.....    $      3.69       $       --       $      3.17          $     --
     Phoenix Spectrum Edge(R) Option 4.....    $      3.72       $       --       $      3.19          $     --
     Retirement Planner's Edge.............    $      3.23       $     3.53       $      3.57          $   1.09
     The Big Edge Choice(R)................    $      2.04       $     2.19       $      2.12          $   1.05
     The Phoenix Edge(R)--VA Option 1......    $      3.32       $     3.72       $      3.81          $   1.10
     The Phoenix Edge(R)--VA Option 2......    $      3.31       $     3.64       $      3.80          $   1.09
     The Phoenix Edge(R)--VA Option 3......    $      3.05       $     3.20       $      3.33          $   1.09

                       See Notes to Financial Statements

                     STATEMENTS OF ASSETS AND LIABILITIES
                               December 31, 2007
                                  (Continued)

                                               Wanger        Wanger                   Wanger U.S.
                                            International International                 Smaller
                                               Select       Small Cap   Wanger Select  Companies
                                            ------------- ------------- ------------- -----------
Assets:
 Investments at fair value.................  $26,318,296  $145,767,527   $29,091,912  $92,824,667
                                             -----------  ------------   -----------  -----------
 Total Assets..............................  $26,318,296  $145,767,527   $29,091,912  $92,824,667
Liabilities:
 Payable to PHL Variable Insurance Company.  $        --  $         57   $        --  $         1
                                             -----------  ------------   -----------  -----------
   Total Net Assets........................  $26,318,296  $145,767,470   $29,091,912  $92,824,666
                                             ===========  ============   ===========  ===========
Net Assets:
 Accumulation Units........................  $26,313,008  $145,586,562   $29,083,652  $92,603,708
 Contracts in payout (annuitization period)  $     5,288  $    180,908   $     8,260  $   220,958
                                             -----------  ------------   -----------  -----------
   Total Net Assets........................  $26,318,296  $145,767,470   $29,091,912  $92,824,666
                                             ===========  ============   ===========  ===========
   Units Outstanding.......................    6,225,198    30,012,549     7,203,433   24,931,502
                                             ===========  ============   ===========  ===========
 Investment shares held....................      937,596     3,309,889     1,036,038    2,559,974
 Investments at cost.......................  $16,880,510  $ 77,518,733   $18,453,515  $48,880,743
   Unit Value
     Asset Manager Option 1................  $        --  $       6.91   $        --  $      4.35
     Asset Manager Option 2................  $        --  $         --   $        --  $        --
     Freedom Edge(R).......................  $      2.78  $       2.93   $      1.72  $      1.61
     Phoenix Dimensions(R) Option 1........  $      1.88  $       1.82   $      1.44  $      1.21
     Phoenix Dimensions(R) Option 2........  $      1.86  $       1.81   $      1.43  $      1.20
     Phoenix Dimensions(R) Option 3........  $        --  $         --   $        --  $        --
     Phoenix Dimensions(R) Option 4........  $      1.85  $       1.80   $        --  $        --
     Phoenix Income Choice(R)..............  $        --  $       5.11   $      4.18  $      3.34
     Phoenix Investor's Edge(R) Option 1...  $      5.38  $       5.97   $      3.97  $      3.43
     Phoenix Investor's Edge(R) Option 2...  $      5.33  $       5.91   $      3.93  $      3.40
     Phoenix Investor's Edge(R) Option 3...  $      5.28  $       5.86   $      3.90  $      3.37
     Phoenix Investor's Edge(R) Option 4...  $      5.31  $       5.90   $      3.92  $      3.39
     Phoenix Premium Edge(R)...............  $      3.35  $       3.37   $      4.17  $      3.84
     Phoenix Spectrum Edge+ Option 1.......  $      1.09  $       1.03   $      0.95  $      0.95
     Phoenix Spectrum Edge+ Option 2.......  $      1.09  $       1.03   $      0.94  $      0.95
     Phoenix Spectrum Edge(R) Option 1.....  $      5.56  $       6.18   $      4.11  $      3.55
     Phoenix Spectrum Edge(R) Option 2.....  $      5.51  $       6.12   $      4.07  $      3.52
     Phoenix Spectrum Edge(R) Option 3.....  $      5.46  $       6.06   $      4.03  $      3.49
     Phoenix Spectrum Edge(R) Option 4.....  $      5.49  $       6.10   $      4.06  $      3.51
     Retirement Planner's Edge.............  $      5.69  $       5.20   $      5.24  $      3.79
     The Big Edge Choice(R)................  $      3.48  $       5.82   $      3.04  $      3.80
     The Phoenix Edge(R)--VA Option 1......  $      5.90  $       5.43   $      5.31  $      3.92
     The Phoenix Edge(R)--VA Option 2......  $      5.62  $       5.15   $      5.06  $      3.77
     The Phoenix Edge(R)--VA Option 3......  $      5.57  $       5.10   $      4.93  $      3.78

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2007

                                       AIM V.I. Capital   AIM V.I. Core     AIM V.I. Mid Cap     Alger American
                                         Appreciation         Equity           Core Equity      Leveraged AllCap
                                        Fund - Class I    Fund - Class I     Fund - Class I    Portfolio - Class O
                                       ---------------- ------------------ ------------------- -------------------
Income:
   Dividends..........................    $       --       $   159,385         $    15,270        $         --
Expenses:
   Mortality and expense fees.........       791,722           180,309              93,687             207,792
   Administrative fees................        84,581            18,993               9,477              20,759
                                          ----------       -----------         -----------        ------------
Net investment income (loss)..........      (876,303)          (39,917)            (87,894)           (228,551)
                                          ----------       -----------         -----------        ------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of
     fund shares......................     1,054,758           336,812             138,555           2,028,807
   Realized gain distributions........            --                --              99,602                  --
                                          ----------       -----------         -----------        ------------
   Realized gain (loss)...............     1,054,758           336,812             238,157           2,028,807
                                          ----------       -----------         -----------        ------------
Change in unrealized appreciation
  (depreciation) during the year......     6,608,281           714,917             476,554           2,797,556
                                          ----------       -----------         -----------        ------------
Net increase (decrease) in net assets
  from operations.....................    $6,786,736       $ 1,011,812         $   626,817        $  4,597,812
                                          ==========       ===========         ===========        ============

                                                                                                  Fidelity VIP
                                        DWS Equity 500  Federated Fund for   Federated High       Contrafund(R)
                                          Index Fund     U.S. Government    Income Bond Fund       Portfolio -
                                        VIP - Class A     Securities II    II - Primary Shares    Service Class
                                       ---------------- ------------------ ------------------- -------------------
Income:
   Dividends..........................    $1,288,516       $ 9,600,520         $ 1,946,492        $    920,691
Expenses:
   Mortality and expense fees.........     1,025,075         2,579,809             295,075           1,366,274
   Administrative fees................       104,428           274,952              29,402             139,913
                                          ----------       -----------         -----------        ------------
Net investment income (loss)..........       159,013         6,745,759           1,622,015            (585,496)
                                          ----------       -----------         -----------        ------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of
     fund shares......................     1,269,158           157,310              (2,579)          1,392,711
   Realized gain distributions........            --                --                  --          27,517,336
                                          ----------       -----------         -----------        ------------
   Realized gain (loss)...............     1,269,158           157,310              (2,579)         28,910,047
                                          ----------       -----------         -----------        ------------
Change in unrealized appreciation
  (depreciation) during the year......     1,885,818         3,643,417          (1,102,362)        (11,990,435)
                                          ----------       -----------         -----------        ------------
Net increase (decrease) in net assets
  from operations.....................    $3,313,989       $10,546,486         $   517,074        $ 16,334,116
                                          ==========       ===========         ===========        ============

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2007
                                  (Continued)

                                                Fidelity                                Fidelity
                                               VIP Growth           Fidelity         VIP Investment
                                              Opportunities        VIP Growth          Grade Bond      Franklin Income
                                           Portfolio - Service Portfolio - Service Portfolio - Service   Securities
                                                  Class               Class               Class        Fund - Class 2
                                           ------------------- ------------------- ------------------- ---------------
Income:
   Dividends..............................     $        --         $  240,886          $    25,516       $   879,861
Expenses:
   Mortality and expense fees.............         843,248            466,141              142,083           390,600
   Administrative fees....................          90,467             48,942               14,855            35,062
                                               -----------         ----------          -----------       -----------
Net investment income (loss)..............        (933,715)          (274,197)            (131,422)          454,199
                                               -----------         ----------          -----------       -----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
     shares...............................         106,991          1,988,775                1,326            (2,741)
   Realized gain distributions............              --             34,067                   --           163,173
                                               -----------         ----------          -----------       -----------
   Realized gain (loss)...................         106,991          2,022,842                1,326           160,432
                                               -----------         ----------          -----------       -----------
Change in unrealized appreciation
  (depreciation) during the year..........      14,136,266          6,964,608              619,112          (963,468)
                                               -----------         ----------          -----------       -----------
Net increase (decrease) in net assets from
  operations..............................     $13,309,542         $8,713,253          $   489,016       $  (348,837)
                                               ===========         ==========          ===========       ===========

                                            Lazard Retirement      Lord Abbett         Lord Abbett       Lord Abbett
                                                Small Cap       Bond - Debenture    Growth and Income   Mid-Cap Value
                                               Portfolio -         Portfolio -         Portfolio -       Portfolio -
                                             Service Shares         Class VC            Class VC          Class VC
                                           ------------------- ------------------- ------------------- ---------------
Income:
   Dividends..............................     $        --         $  942,926          $ 2,017,997       $    73,743
Expenses:
   Mortality and expense fees.............          47,488            206,014            1,795,133           232,323
   Administrative fees....................           4,775             19,971              191,074            23,449
                                               -----------         ----------          -----------       -----------
Net investment income (loss)..............         (52,263)           716,941               31,790          (182,029)
                                               -----------         ----------          -----------       -----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund
     shares...............................          89,811             94,733              437,872           333,728
   Realized gain distributions............       1,361,265             50,999           11,128,134         2,167,861
                                               -----------         ----------          -----------       -----------
   Realized gain (loss)...................       1,451,076            145,732           11,566,006         2,501,589
                                               -----------         ----------          -----------       -----------
Change in unrealized appreciation
  (depreciation) during the year..........      (1,669,666)          (138,842)          (8,977,465)       (2,331,822)
                                               -----------         ----------          -----------       -----------
Net increase (decrease) in net assets from
  operations..............................     $  (270,853)        $  723,831          $ 2,620,331       $   (12,262)
                                               ===========         ==========          ===========       ===========

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2007
                                  (Continued)

                                                                                                   Oppenheimer
                                                                                                     Capital
                                        Mutual Shares    Neuberger Berman    Neuberger Berman     Appreciation
                                      Securities Fund -    AMT Fasciano        AMT Guardian     Fund/VA - Service
                                           Class 2      Portfolio - S Class Portfolio - S Class      Shares
                                      ----------------- ------------------- ------------------- -----------------
Income:
   Dividends.........................    $   915,123        $        --         $    53,213        $       46
Expenses:
   Mortality and expense fees........        865,313                612             136,498             7,450
   Administrative fees...............         83,393                 64              14,598               744
                                         -----------        -----------         -----------        ----------
Net investment income (loss).........        (33,583)              (676)            (97,883)           (8,148)
                                         -----------        -----------         -----------        ----------
Realized gains (losses) on
  investments
   Realized gain (loss) on sale of
     fund shares.....................        168,708                160                (753)            5,923
   Realized gain distributions.......      2,240,514                399                  --                --
                                         -----------        -----------         -----------        ----------
   Realized gain (loss)..............      2,409,222                559                (753)            5,923
                                         -----------        -----------         -----------        ----------
Change in unrealized appreciation
  (depreciation) during the year.....     (2,148,037)            (1,548)            118,494            52,562
                                         -----------        -----------         -----------        ----------
Net increase (decrease) in net assets
  from operations....................    $   227,602        $    (1,665)        $    19,858        $   50,337
                                         ===========        ===========         ===========        ==========

                                         Oppenheimer     Oppenheimer Main
                                      Global Securities  Street Small Cap                            Phoenix
                                      Fund/VA - Service  Fund/VA - Service    Phoenix Capital   Growth and Income
                                           Shares             Shares           Growth Series         Series
                                      ----------------- ------------------- ------------------- -----------------
Income:
   Dividends.........................    $    17,473        $     2,786         $   232,360        $1,022,498
Expenses:
   Mortality and expense fees........         23,567            109,996           1,108,693         1,294,710
   Administrative fees...............          2,263             11,628             116,614           136,939
                                         -----------        -----------         -----------        ----------
Net investment income (loss).........         (8,357)          (118,838)           (992,947)         (409,151)
                                         -----------        -----------         -----------        ----------
Realized gains (losses) on
  investments
   Realized gain (loss) on sale of
     fund shares.....................         10,478             (1,144)         (1,340,476)        2,420,380
   Realized gain distributions.......         73,073             60,250                  --         2,581,209
                                         -----------        -----------         -----------        ----------
   Realized gain (loss)..............         83,551             59,106          (1,340,476)        5,001,589
                                         -----------        -----------         -----------        ----------
Change in unrealized appreciation
  (depreciation) during the year.....        (26,926)        (1,326,868)         10,786,510         1,038,637
                                         -----------        -----------         -----------        ----------
Net increase (decrease) in net assets
  from operations....................    $    48,268        $(1,386,600)        $ 8,453,087        $5,631,075
                                         ===========        ===========         ===========        ==========

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2007
                                  (Continued)

                                                   Phoenix       Phoenix       Phoenix      Phoenix
                                                   Mid-Cap        Money     Multi-Sector  Multi-Sector
                                                    Growth       Market     Fixed Income   Short Term
                                                    Series       Series        Series     Bond Series
                                                 -----------  ------------- ------------- ------------
Income:
   Dividends.................................... $        --   $ 3,587,551   $ 6,480,591  $  1,557,710
Expenses:
   Mortality and expense fees...................     406,462       933,058     1,428,940       415,073
   Administrative fees..........................      42,579        94,213       146,638        38,921
                                                 -----------   -----------   -----------  ------------
Net investment income (loss)....................    (449,041)    2,560,280     4,905,013     1,103,716
                                                 -----------   -----------   -----------  ------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares..     608,123            --      (181,540)       75,852
   Realized gain distributions..................          --            --            --            --
                                                 -----------   -----------   -----------  ------------
   Realized gain (loss).........................     608,123            --      (181,540)       75,852
                                                 -----------   -----------   -----------  ------------
Change in unrealized appreciation (depreciation)
  during the year...............................   5,688,396            --    (2,065,005)     (414,917)
                                                 -----------   -----------   -----------  ------------
Net increase (decrease) in net assets from
  operations.................................... $ 5,847,478   $ 2,560,280   $ 2,658,468  $    764,651
                                                 ===========   ===========   ===========  ============

                                                                                          Phoenix-Duff
                                                   Phoenix      Phoenix-    Phoenix-Alger   & Phelps
                                                  Strategic     Aberdeen      Small-Cap   Real Estate
                                                  Allocation  International    Growth      Securities
                                                    Series       Series        Series        Series
                                                 -----------  ------------- ------------- ------------
Income:
   Dividends.................................... $ 1,752,345   $ 4,579,982   $        --  $  1,236,350
Expenses:
   Mortality and expense fees...................     848,235     3,276,994       425,911     1,213,302
   Administrative fees..........................      87,104       351,086        44,168       124,970
                                                 -----------   -----------   -----------  ------------
Net investment income (loss)....................     817,006       951,902      (470,079)     (101,922)
                                                 -----------   -----------   -----------  ------------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares..    (101,653)    1,511,006       495,544     6,365,612
   Realized gain distributions..................   3,600,241    15,714,042     6,381,223     8,001,467
                                                 -----------   -----------   -----------  ------------
   Realized gain (loss).........................   3,498,588    17,225,048     6,876,767    14,367,079
                                                 -----------   -----------   -----------  ------------
Change in unrealized appreciation (depreciation)
  during the year...............................  (1,093,303)   17,070,849    (1,560,162)  (31,132,694)
                                                 -----------   -----------   -----------  ------------
Net increase (decrease) in net assets from
  operations.................................... $ 3,222,291   $35,247,799   $ 4,846,526  $(16,867,537)
                                                 ===========   ===========   ===========  ============

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2007
                                  (Continued)

                                                                                              Phoenix-S&P
                                                       Phoenix-S&P  Phoenix-S&P  Phoenix-S&P    Dynamic
                                                      Dynamic Asset   Dynamic      Dynamic       Asset
                                                       Allocation      Asset        Asset      Allocation
                                                         Series:     Allocation  Allocation     Series:
                                                       Aggressive     Series:      Series:      Moderate
                                                         Growth        Growth     Moderate       Growth
                                                      ------------- ------------ -----------  ------------
Income:
   Dividends......................................... $    188,092  $   325,417  $   120,990   $  245,831
Expenses:
   Mortality and expense fees........................      162,233      214,093       54,078      151,838
   Administrative fees...............................       16,850       18,243        5,355       14,165
                                                      ------------  -----------  -----------   ----------
Net investment income (loss).........................        9,009       93,081       61,557       79,828
                                                      ------------  -----------  -----------   ----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares.......       86,104       38,546       15,653       73,613
   Realized gain distributions.......................      152,437      163,225       80,903      163,946
                                                      ------------  -----------  -----------   ----------
   Realized gain (loss)..............................      238,541      201,771       96,556      237,559
                                                      ------------  -----------  -----------   ----------
Change in unrealized appreciation (depreciation)
  during the year....................................      400,249      492,629      126,402      370,054
                                                      ------------  -----------  -----------   ----------
Net increase (decrease) in net assets from operations $    647,799  $   787,481  $   284,515   $  687,441
                                                      ============  ===========  ===========   ==========

                                                        Phoenix-      Phoenix-
                                                         Sanford      Sanford    Phoenix-Van  Phoenix-Van
                                                        Bernstein    Bernstein     Kampen        Kampen
                                                         Mid-Cap     Small-Cap    Comstock     Equity 500
                                                      Value Series  Value Series   Series     Index Series
                                                      ------------- ------------ -----------  ------------
Income:
   Dividends......................................... $    113,062  $        --  $   725,786   $  767,807
Expenses:
   Mortality and expense fees........................    1,003,161      565,759      588,537    1,075,406
   Administrative fees...............................      102,984       59,423       60,627       37,432
                                                      ------------  -----------  -----------   ----------
Net investment income (loss).........................     (993,083)    (625,182)      76,622     (345,031)
                                                      ------------  -----------  -----------   ----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares.......    1,634,228      736,827      292,143    3,132,204
   Realized gain distributions.......................   10,002,102    5,746,694    2,241,969           --
                                                      ------------  -----------  -----------   ----------
   Realized gain (loss)..............................   11,636,330    6,483,521    2,534,112    3,132,204
                                                      ------------  -----------  -----------   ----------
Change in unrealized appreciation (depreciation)
  during the year....................................  (10,260,629)  (7,134,736)  (3,853,673)    (811,995)
                                                      ------------  -----------  -----------   ----------
Net increase (decrease) in net assets from operations $    382,618  $(1,276,397) $(1,242,939)  $1,975,178
                                                      ============  ===========  ===========   ==========

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2007
                                  (Continued)

                                                    PIMCO VIT                                Rydex Variable
                                                  CommodityReal    PIMCO VIT     PIMCO VIT   Trust Inverse
                                                 Return Strategy  Real Return  Total Return    Government
                                                   Portfolio -    Portfolio -   Portfolio -    Long Bond
                                                  Advisor Class  Advisor Class Advisor Class Strategy Fund
                                                 --------------- ------------- ------------- --------------
Income:
   Dividends....................................   $  506,853      $ 46,543      $241,675      $ 144,407
Expenses:
   Mortality and expense fees...................       93,312        13,220        62,128         51,587
   Administrative fees..........................        9,591         1,289         6,461          4,811
                                                   ----------      --------      --------      ---------
Net investment income (loss)....................      403,950        32,034       173,086         88,009
                                                   ----------      --------      --------      ---------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares..          949       (49,582)      (35,841)      (200,380)
   Realized gain distributions..................           --         4,005            --             --
                                                   ----------      --------      --------      ---------
   Realized gain (loss).........................          949       (45,577)      (35,841)      (200,380)
                                                   ----------      --------      --------      ---------
Change in unrealized appreciation (depreciation)
  during the year...............................    1,875,191        67,597       216,660        (55,243)
                                                   ----------      --------      --------      ---------
Net increase (decrease) in net assets from
  operations....................................   $2,280,090      $ 54,054      $353,905      $(167,614)
                                                   ==========      ========      ========      =========

                                                                     Rydex
                                                                   Variable      Sentinel
                                                      Rydex          Trust       Variable       Sentinel
                                                    Variable        Sector       Products       Variable
                                                      Trust        Rotation      Balanced       Products
                                                    Nova Fund        Fund          Fund        Bond Fund
                                                 --------------- ------------- ------------- --------------
Income:
   Dividends....................................   $   31,102      $     --      $  6,864      $ 173,695
Expenses:
   Mortality and expense fees...................       36,263        57,765           616          7,619
   Administrative fees..........................        3,372         5,808            78            772
                                                   ----------      --------      --------      ---------
Net investment income (loss)....................       (8,533)      (63,573)        6,170        165,304
                                                   ----------      --------      --------      ---------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares..      389,115       343,322           (82)           307
   Realized gain distributions..................           --       325,548        16,984             --
                                                   ----------      --------      --------      ---------
   Realized gain (loss).........................      389,115       668,870        16,902            307
                                                   ----------      --------      --------      ---------
Change in unrealized appreciation (depreciation)
  during the year...............................     (327,452)      289,718       (30,961)      (103,559)
                                                   ----------      --------      --------      ---------
Net increase (decrease) in net assets from
  operations....................................   $   53,130      $895,015      $ (7,889)     $  62,052
                                                   ==========      ========      ========      =========

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2007
                                  (Continued)

                                                                                   Sentinel    Templeton
                                                         Sentinel    Sentinel      Variable   Developing
                                                         Variable    Variable      Products     Markets
                                                         Products    Products       Small     Securities
                                                          Common      Mid Cap      Company      Fund -
                                                        Stock Fund  Growth Fund      Fund       Class 2
                                                        ----------  -----------  -----------  -----------
Income:
   Dividends........................................... $  203,332  $        --  $    17,645  $  226,261
Expenses:
   Mortality and expense fees..........................     32,318        1,177        5,448     144,826
   Administrative fees.................................      3,275          120          549      14,039
                                                        ----------  -----------  -----------  ----------
Net investment income (loss)...........................    167,739       (1,297)      11,648      67,396
                                                        ----------  -----------  -----------  ----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares.........       (463)        (441)         117    (445,048)
   Realized gain distributions.........................    344,105           --      283,757     777,463
                                                        ----------  -----------  -----------  ----------
   Realized gain (loss)................................    343,642         (441)     283,874     332,415
                                                        ----------  -----------  -----------  ----------
Change in unrealized appreciation (depreciation) during
  the year.............................................   (681,445)         684     (358,198)  1,209,862
                                                        ----------  -----------  -----------  ----------
Net increase (decrease) in net assets from operations.. $ (170,064) $    (1,054) $   (62,676) $1,609,673
                                                        ==========  ===========  ===========  ==========

                                                                     Templeton
                                                        Templeton     Global      Templeton   Van Kampen
                                                         Foreign       Asset        Growth    UIF Equity
                                                        Securities  Allocation    Securities  and Income
                                                          Fund -      Fund -        Fund -    Portfolio -
                                                         Class 2      Class 2     Class (2)    Class II
                                                        ----------  -----------  -----------  -----------
Income:
   Dividends........................................... $  834,995  $   878,992  $   771,197  $    5,920
Expenses:
   Mortality and expense fees..........................    494,861       61,959      783,095       4,661
   Administrative fees.................................     50,903        6,286       75,422         454
                                                        ----------  -----------  -----------  ----------
Net investment income (loss)...........................    289,231      810,747      (87,320)        805
                                                        ----------  -----------  -----------  ----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares.........    770,613       43,497      609,201         266
   Realized gain distributions.........................  1,904,523    1,152,590    2,460,654       8,334
                                                        ----------  -----------  -----------  ----------
   Realized gain (loss)................................  2,675,136    1,196,087    3,069,855       8,600
                                                        ----------  -----------  -----------  ----------
Change in unrealized appreciation (depreciation) during
  the year.............................................  2,178,100   (1,598,892)  (3,106,805)    (10,371)
                                                        ----------  -----------  -----------  ----------
Net increase (decrease) in net assets from operations.. $5,142,467  $   407,942  $  (124,270) $     (966)
                                                        ==========  ===========  ===========  ==========

                       See Notes to Financial Statements

                           STATEMENTS OF OPERATIONS
                    For the period ended December 31, 2007
                                  (Continued)

                                                         Wanger        Wanger                 Wanger U.S.
                                                      International International   Wanger      Smaller
                                                         Select       Small Cap     Select     Companies
                                                      ------------- ------------- ----------  -----------
Income:
   Dividends.........................................  $  174,960    $ 1,286,265  $       --  $        --
Expenses:
   Mortality and expense fees........................     307,384      1,759,049     363,731    1,259,405
   Administrative fees...............................      31,274        185,285      38,434      131,945
                                                       ----------    -----------  ----------  -----------
Net investment income (loss).........................    (163,698)      (658,069)   (402,165)  (1,391,350)
                                                       ----------    -----------  ----------  -----------
Realized gains (losses) on investments
   Realized gain (loss) on sale of fund shares.......     593,728      7,090,252     753,481    9,548,738
   Realized gain distributions.......................   2,809,893     11,582,324     523,056    5,694,318
                                                       ----------    -----------  ----------  -----------
   Realized gain (loss)..............................   3,403,621     18,672,576   1,276,537   15,243,056
                                                       ----------    -----------  ----------  -----------
Change in unrealized appreciation (depreciation)
  during the year....................................   1,209,191      1,999,381   1,303,691   (9,105,744)
                                                       ----------    -----------  ----------  -----------
Net increase (decrease) in net assets from operations  $4,449,114    $20,013,888  $2,178,063  $ 4,745,962
                                                       ==========    ===========  ==========  ===========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006

                                                         AIM V.I. Capital
                                                           Appreciation              AIM V.I. Core
                                                          Fund - Class I         Equity Fund - Class I
                                                     ------------------------  ------------------------
                                                         2007         2006         2007         2006
                                                     -----------  -----------  -----------  -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss)..................... $  (876,303) $  (629,802) $   (39,917) $   (50,884)
   Realized gains (losses)..........................   1,054,758      386,676      336,812       17,982
   Unrealized appreciation (depreciation) during
     the year.......................................   6,608,281    2,955,842      714,917    1,181,387
                                                     -----------  -----------  -----------  -----------
Net increase (decrease) in net assets from
  operations........................................   6,786,736    2,712,716    1,011,812    1,148,485
                                                     -----------  -----------  -----------  -----------
Contract transactions:
   Payments received from contract owners...........   3,037,695   14,385,141      190,455      112,357
   Transfers between investment options (including
     GIA/MVA), net..................................   1,726,084    3,722,496   (1,013,235)  15,453,866
   Transfers for contract benefits and
     terminations...................................  (5,589,684)  (4,489,247)  (1,525,545)  (1,196,822)
   Contract maintenance charges.....................    (332,456)    (212,026)     (73,086)     (59,634)
   Net change to contracts in payout period.........         592       (1,189)         468         (752)
                                                     -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
  contract transactions.............................  (1,157,769)  13,405,175   (2,420,943)  14,309,015
                                                     -----------  -----------  -----------  -----------
       Total increase (decrease) in net assets......   5,628,967   16,117,891   (1,409,131)  15,457,500
Net assets at beginning of period...................  60,600,611   44,482,720   15,457,500           --
                                                     -----------  -----------  -----------  -----------
Net assets at end of period......................... $66,229,578  $60,600,611  $14,048,369  $15,457,500
                                                     ===========  ===========  ===========  ===========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                          AIM V.I. Mid Cap           Alger American
                                                             Core Equity            Leveraged AllCap
                                                           Fund - Class I          Portfolio - Class O
                                                      ------------------------  ------------------------
                                                          2007         2006         2007         2006
                                                      -----------  -----------  -----------  -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss)...................... $   (87,894) $   (42,028) $  (228,551) $  (225,682)
   Realized gains (losses)...........................     238,157      919,975    2,028,807      601,712
   Unrealized appreciation (depreciation) during the
     year............................................     476,554      (62,659)   2,797,556    2,229,359
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in net assets from operations     626,817      815,288    4,597,812    2,605,389
                                                      -----------  -----------  -----------  -----------
Contract transactions:
   Payments received from contract owners............     106,096      214,785      173,170      594,825
   Transfers between investment options (including
     GIA/MVA), net...................................    (773,961)  (1,123,761)  (1,714,238)  (1,884,679)
   Transfers for contract benefits and terminations..  (1,284,314)    (909,567)  (2,794,005)  (2,033,668)
   Contract maintenance charges......................     (23,408)     (19,118)     (40,021)     (48,261)
   Net change to contracts in payout period..........         179          199          315          148
                                                      -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
  contract transactions..............................  (1,975,408)  (1,836,462)  (4,374,779)  (3,371,635)
                                                      -----------  -----------  -----------  -----------
       Total increase (decrease) in net assets.......  (1,348,591)  (1,021,174)     223,033     (766,246)
Net assets at beginning of period....................   8,201,233    9,222,407   16,452,888   17,219,134
                                                      -----------  -----------  -----------  -----------
Net assets at end of period.......................... $ 6,852,642  $ 8,201,233  $16,675,921  $16,452,888
                                                      ===========  ===========  ===========  ===========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                                                  Federated Fund for
                                                         DWS Equity 500             U.S. Government
                                                    Index Fund VIP - Class A         Securities II
                                                    ------------------------  --------------------------
                                                        2007         2006         2007          2006
                                                    -----------  -----------  ------------  ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss).................... $   159,013  $  (118,225) $  6,745,759  $  4,785,670
   Realized gains (losses).........................   1,269,158    1,681,265       157,310         9,002
   Unrealized appreciation (depreciation) during
     the year......................................   1,885,818    7,177,035     3,643,417       752,579
                                                    -----------  -----------  ------------  ------------
Net increase (decrease) in net assets
  from operations..................................   3,313,989    8,740,075    10,546,486     5,547,251
                                                    -----------  -----------  ------------  ------------
Contract transactions:
   Payments received from contract owners..........   5,140,029   23,595,867    10,370,101    41,721,638
   Transfers between investment options
     (including GIA/MVA), net......................   3,273,298   (1,738,998)   11,740,045    16,746,590
   Transfers for contract
     benefits and terminations.....................  (8,025,157)  (7,391,490)  (19,816,729)  (19,298,876)
   Contract maintenance charges....................    (391,023)    (221,721)   (1,018,737)     (762,653)
   Net change to contracts in payout period........      23,555       (5,657)        9,856        (5,171)
                                                    -----------  -----------  ------------  ------------
Net increase (decrease) in net assets resulting
  from contract transactions.......................      20,702   14,238,001     1,284,536    38,401,528
                                                    -----------  -----------  ------------  ------------
       Total increase (decrease) in net assets.....   3,334,691   22,978,076    11,831,022    43,948,779
Net assets at beginning of period..................  79,149,445   56,171,369   209,018,076   165,069,297
                                                    -----------  -----------  ------------  ------------
Net assets at end of period........................ $82,484,136  $79,149,445  $220,849,098  $209,018,076
                                                    ===========  ===========  ============  ============

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                          Federated High              Fidelity VIP
                                                       Income Bond Fund II -          Contrafund(R)
                                                          Primary Shares        Portfolio - Service Class
                                                     ------------------------  --------------------------
                                                         2007         2006         2007          2006
                                                     -----------  -----------  ------------  ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)..................... $ 1,622,015  $ 1,655,138  $   (585,496) $   (196,511)
   Realized gains (losses)..........................      (2,579)     (28,277)   28,910,047     8,163,434
   Unrealized appreciation (depreciation) during
     the year.......................................  (1,102,362)     418,503   (11,990,435)      990,372
                                                     -----------  -----------  ------------  ------------
Net increase (decrease) in net assets from
  operations........................................     517,074    2,045,364    16,334,116     8,957,295
                                                     -----------  -----------  ------------  ------------
Contract transactions:
   Payments received from contract owners...........     713,466      603,492     2,980,576     4,230,344
   Transfers between investment options
     (including GIA/MVA), net.......................     (83,558)   1,777,518    12,138,048    13,044,333
   Transfers for contract benefits and
     terminations...................................  (3,510,193)  (3,831,865)  (17,663,833)  (10,702,935)
   Contract maintenance charges.....................     (49,608)     (67,183)     (231,017)     (191,059)
   Net change to contracts in payout period.........        (300)         108         1,813        (9,799)
                                                     -----------  -----------  ------------  ------------
Net increase (decrease) in net assets resulting from
  contract transactions.............................  (2,930,193)  (1,517,930)   (2,774,413)    6,370,884
                                                     -----------  -----------  ------------  ------------
       Total increase (decrease) in net assets......  (2,413,119)     527,434    13,559,703    15,328,179
Net assets at beginning of period...................  23,709,237   23,181,803   100,303,482    84,975,303
                                                     -----------  -----------  ------------  ------------
Net assets at end of period......................... $21,296,118  $23,709,237  $113,863,185  $100,303,482
                                                     ===========  ===========  ============  ============


                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                        Fidelity VIP Growth
                                                           Opportunities           Fidelity VIP Growth
                                                     Portfolio - Service Class  Portfolio - Service Class
                                                     -------------------------  ------------------------
                                                         2007          2006         2007         2006
                                                     ------------  -----------  -----------  -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss)..................... $   (933,715) $  (256,849) $  (274,197) $  (386,287)
   Realized gains (losses)..........................      106,991        9,861    2,022,842    1,066,158
   Unrealized appreciation (depreciation) during
     the year.......................................   14,136,266    2,415,192    6,964,608    1,262,500
                                                     ------------  -----------  -----------  -----------
Net increase (decrease) in net assets from
  operations........................................   13,309,542    2,168,204    8,713,253    1,942,371
                                                     ------------  -----------  -----------  -----------
Contract transactions:
   Payments received from contract owners...........   34,748,538   18,220,029      661,614      649,165
   Transfers between investment options
     (including GIA/MVA), net.......................   15,342,255    7,866,320      903,044   (1,759,015)
   Transfers for contract benefits and
     terminations...................................   (3,833,671)  (1,752,890)  (4,964,201)  (5,040,945)
   Contract maintenance charges.....................     (285,944)     (92,080)    (141,556)    (175,715)
   Net change to contracts in payout period.........          782       (1,002)       3,006          (25)
                                                     ------------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
  contract transactions.............................   45,971,960   24,240,377   (3,538,093)  (6,326,535)
                                                     ------------  -----------  -----------  -----------
       Total increase (decrease) in net assets......   59,281,502   26,408,581    5,175,160   (4,384,164)
Net assets at beginning of period...................   42,653,717   16,245,136   36,133,989   40,518,153
                                                     ------------  -----------  -----------  -----------
Net assets at end of period......................... $101,935,219  $42,653,717  $41,309,149  $36,133,989
                                                     ============  ===========  ===========  ===========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                      Fidelity VIP Investment     Franklin Income
                                                      Grade Bond Portfolio -     Securities Fund -
                                                        Service Class                 Class 2
                                                      ----------------------- -----------------------
                                                          2007        2006        2007        2006
                                                       -----------    ----    -----------  ----------
Increase (decrease) in net assets from operations:
   Net investment income (loss)...................... $  (131,422)    $--     $   454,199  $  (14,955)
   Realized gains (losses)...........................       1,326      --         160,432       9,967
   Unrealized appreciation (depreciation) during the
     year............................................     619,112      --        (963,468)    387,475
                                                       -----------    ---     -----------  ----------
Net increase (decrease) in net assets from operations     489,016      --        (348,837)    382,487
                                                       -----------    ---     -----------  ----------
Contract transactions:
   Payments received from contract owners............  16,858,538      --      26,972,888   4,885,093
   Transfers between investment options (including
     GIA/MVA), net...................................  10,257,947      --      16,382,705   4,005,850
   Transfers for contract benefits and terminations..    (706,376)     --      (2,705,209)   (287,528)
   Contract maintenance charges......................      (8,862)     --         (49,347)     (3,001)
   Net change to contracts in payout period..........         339      --              --          --
                                                       -----------    ---     -----------  ----------
Net increase (decrease) in net assets resulting from
  contract transactions..............................  26,401,586      --      40,601,037   8,600,414
                                                       -----------    ---     -----------  ----------
       Total increase (decrease) in net assets.......  26,890,602      --      40,252,200   8,982,901
Net assets at beginning of period....................          --      --       8,982,901          --
                                                       -----------    ---     -----------  ----------
Net assets at end of period.......................... $26,890,602     $--     $49,235,101  $8,982,901
                                                       ===========    ===     ===========  ==========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                                                        Lord Abbett
                                                          Lazard Retirement           Bond-Debenture
                                                      Small Cap - Service Shares   Portfolio - Class VC
                                                      ------------------------   ------------------------
                                                          2007          2006         2007         2006
                                                      -----------   -----------  -----------  -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss)...................... $   (52,263)  $   (69,350) $   716,941  $   705,829
   Realized gains (losses)...........................   1,451,076       520,188      145,732       35,813
   Unrealized appreciation (depreciation) during the
     year............................................  (1,669,666)      186,715     (138,842)     413,504
                                                      -----------   -----------  -----------  -----------
Net increase (decrease) in net assets from operations    (270,853)      637,553      723,831    1,155,146
                                                      -----------   -----------  -----------  -----------
Contract transactions:
   Payments received from contract owners............      20,641       246,865      405,891      328,082
   Transfers between investment options (including
     GIA/MVA), net...................................    (434,383)   (1,298,207)   1,474,799    1,467,843
   Transfers for contract benefits and terminations..    (740,038)     (736,712)  (2,952,419)  (2,221,705)
   Contract maintenance charges......................     (17,413)      (17,573)     (56,578)     (50,893)
   Net change to contracts in payout period..........         (11)         (161)       1,414        8,030
                                                      -----------   -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
  contract transactions..............................  (1,171,204)   (1,805,788)  (1,126,893)    (468,643)
                                                      -----------   -----------  -----------  -----------
       Total increase (decrease) in net assets.......  (1,442,057)   (1,168,235)    (403,062)     686,503
Net assets at beginning of period....................   4,402,644     5,570,879   16,071,577   15,385,074
                                                      -----------   -----------  -----------  -----------
Net assets at end of period.......................... $ 2,960,587   $ 4,402,644  $15,668,515  $16,071,577
                                                      ===========   ===========  ===========  ===========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                         Lord Abbett Growth         Lord Abbett Mid-Cap
                                                       and Income Portfolio -        Value Portfolio -
                                                              Class VC                   Class VC
                                                     --------------------------  ------------------------
                                                         2007          2006          2007         2006
                                                     ------------  ------------  -----------  -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss)..................... $     31,790  $     67,011  $  (182,029) $  (182,224)
   Realized gains (losses)..........................   11,566,006     4,402,957    2,501,589    1,647,634
   Unrealized appreciation (depreciation) during
     the year.......................................   (8,977,465)   11,979,394   (2,331,822)     476,173
                                                     ------------  ------------  -----------  -----------
Net increase (decrease) in net assets from
  operations........................................    2,620,331    16,449,362      (12,262)   1,941,583
                                                     ------------  ------------  -----------  -----------
Contract transactions:
   Payments received from contract owners...........   28,313,056    22,860,896      590,486      549,702
   Transfers between investment options
     (including GIA/MVA), net.......................   17,005,927     5,557,669     (647,542)  (1,604,041)
   Transfers for contract benefits and
     terminations...................................  (13,601,464)  (11,357,011)  (3,019,593)  (3,134,651)
   Contract maintenance charges.....................     (638,387)     (468,395)     (51,918)     (61,287)
   Net change to contracts in payout period.........        3,190        (1,063)         122          579
                                                     ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from
  contract transactions.............................   31,082,322    16,592,096   (3,128,445)  (4,249,698)
                                                     ------------  ------------  -----------  -----------
       Total increase (decrease) in net assets......   33,702,653    33,041,458   (3,140,707)  (2,308,115)
Net assets at beginning of period...................  129,362,281    96,320,823   19,312,208   21,620,323
                                                     ------------  ------------  -----------  -----------
Net assets at end of period......................... $163,064,934  $129,362,281  $16,171,501  $19,312,208
                                                     ============  ============  ===========  ===========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                                                Neuberger Berman AMT
                                                      Mutual Shares Securities  Fasciano Portfolio -
                                                           Fund - Class 2            S Class
                                                      ------------------------  -------------------
                                                          2007         2006       2007       2006
                                                      -----------  -----------   -------   -------
Increase (decrease) in net assets from operations:
   Net investment income (loss)...................... $   (33,583) $   (60,442) $  (676)   $  (231)
   Realized gains (losses)...........................   2,409,222    1,581,001      559        914
   Unrealized appreciation (depreciation) during the
     year............................................  (2,148,037)   4,995,401   (1,548)       618
                                                      -----------  -----------   -------   -------
Net increase (decrease) in net assets from operations     227,602    6,515,960   (1,665)     1,301
                                                      -----------  -----------   -------   -------
Contract transactions:
   Payments received from contract owners............  26,895,339    5,965,594    1,436      2,015
   Transfers between investment options
     (including GIA/MVA), net........................  11,313,572   11,118,934   23,027     33,436
   Transfers for contract benefits and terminations..  (8,602,037)  (5,170,809)  (2,081)        --
   Contract maintenance charges......................    (128,826)     (90,546)     (10)        (3)
   Net change to contracts in payout period..........          47        1,216       --         --
                                                      -----------  -----------   -------   -------
Net increase (decrease) in net assets resulting from
  contract transactions..............................  29,478,095   11,824,389   22,372     35,448
                                                      -----------  -----------   -------   -------
       Total increase (decrease) in net assets.......  29,705,697   18,340,349   20,707     36,749
Net assets at beginning of period....................  53,592,394   35,252,045   36,749         --
                                                      -----------  -----------   -------   -------
Net assets at end of period.......................... $83,298,091  $53,592,394  $57,456    $36,749
                                                      ===========  ===========   =======   =======

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                                                   Oppenheimer
                                                         Neuberger Berman            Capital
                                                      AMT Guardian Portfolio - Appreciation Fund/VA -
                                                             S Class              Service Shares
                                                      -----------------------  ---------------------
                                                          2007        2006        2007       2006
                                                      -----------   --------   ---------   --------
Increase (decrease) in net assets from operations:
   Net investment income (loss)...................... $   (97,883)  $    150   $  (8,148)  $ (1,433)
   Realized gains (losses)...........................        (753)        62       5,923         19
   Unrealized appreciation (depreciation)
     during the year.................................     118,494     42,500      52,562     17,675
                                                      -----------   --------   ---------   --------
Net increase (decrease) in net assets from operations      19,858     42,712      50,337     16,261
                                                      -----------   --------   ---------   --------
Contract transactions:
   Payments received from contract owners............  19,766,407     49,677     132,483     11,521
   Transfers between investment options
     (including GIA/MVA), net........................   8,482,896    442,007     513,656    348,164
   Transfers for contract benefits and terminations..    (480,481)      (238)   (194,422)      (818)
   Contract maintenance charges......................      (8,360)      (351)       (398)       (94)
   Net change to contracts in payout period..........         (64)        --          --         --
                                                      -----------   --------   ---------   --------
Net increase (decrease) in net assets resulting
  from contract transactions.........................  27,760,398    491,095     451,319    358,773
                                                      -----------   --------   ---------   --------
       Total increase (decrease) in net assets.......  27,780,256    533,807     501,656    375,034
Net assets at beginning of period....................     533,807         --     375,034         --
                                                      -----------   --------   ---------   --------
Net assets at end of period.......................... $28,314,063   $533,807   $ 876,690   $375,034
                                                      ===========   ========   =========   ========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                            Oppenheimer            Oppenheimer
                                                              Global               Main Street
                                                       Securities Fund/VA -    Small Cap Fund/VA -
                                                          Service Shares          Service Shares
                                                      ----------------------  ---------------------
                                                         2007        2006         2007       2006
                                                      ----------  ----------  -----------  --------
Increase (decrease) in net assets from operations:
   Net investment income (loss)...................... $   (8,357) $   (3,439) $  (118,838) $ (1,224)
   Realized gains (losses)...........................     83,551       2,612       59,106       331
   Unrealized appreciation (depreciation) during the
     year............................................    (26,926)     68,119   (1,326,868)   17,128
                                                      ----------  ----------  -----------  --------
Net increase (decrease) in net assets from operations     48,268      67,292   (1,386,600)   16,235
                                                      ----------  ----------  -----------  --------
Contract transactions:
   Payments received from contract owners............    214,996     148,854   14,478,693    41,593
   Transfers between investment options (including
     GIA/MVA), net...................................  1,310,392     967,293    7,462,019   366,411
   Transfers for contract benefits and terminations..   (449,716)    (20,647)    (504,332)   (1,143)
   Contract maintenance charges......................     (2,812)       (295)      (7,848)      (80)
   Net change to contracts in payout period..........         --          --          (24)       --
                                                      ----------  ----------  -----------  --------
Net increase (decrease) in net assets resulting from
  contract transactions..............................  1,072,860   1,095,205   21,428,508   406,781
                                                      ----------  ----------  -----------  --------
       Total increase (decrease) in net assets.......  1,121,128   1,162,497   20,041,908   423,016
Net assets at beginning of period....................  1,162,497          --      423,016        --
                                                      ----------  ----------  -----------  --------
Net assets at end of period.......................... $2,283,625  $1,162,497  $20,464,924  $423,016
                                                      ==========  ==========  ===========  ========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                         Phoenix Capital             Phoenix Growth
                                                          Growth Series             and Income Series
                                                   --------------------------  --------------------------
                                                       2007          2006          2007          2006
                                                   ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)................... $   (992,947) $   (860,005) $   (409,151) $   (146,192)
   Realized gains (losses)........................   (1,340,476)   (8,188,476)    5,001,589     1,102,645
   Unrealized appreciation (depreciation)
     during the year..............................   10,786,510     9,782,072     1,038,637    13,125,219
                                                   ------------  ------------  ------------  ------------
Net increase (decrease) in net assets from
  operations......................................    8,453,087       733,591     5,631,075    14,081,672
                                                   ------------  ------------  ------------  ------------
Contract transactions:
   Payments received from contract owners.........    1,795,609     1,568,683     3,016,580    11,769,302
   Transfers between investment options
     (including GIA/MVA), net.....................   (6,688,698)   23,847,309      (928,674)    5,492,548
   Transfers for contract benefits and
     terminations.................................  (15,509,159)  (15,169,099)  (13,458,768)  (12,619,716)
   Contract maintenance charges...................     (230,932)     (205,147)     (464,328)     (379,770)
   Net change to contracts in payout period.......       (1,207)         (588)          762          (886)
                                                   ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting
  from contract transactions......................  (20,634,387)   10,041,158   (11,834,428)    4,261,478
                                                   ------------  ------------  ------------  ------------
       Total increase (decrease) in net
         assets...................................  (12,181,300)   10,774,749    (6,203,353)   18,343,150
Net assets at beginning of period.................   97,738,028    86,963,279   108,400,948    90,057,798
                                                   ------------  ------------  ------------  ------------
Net assets at end of period....................... $ 85,556,728  $ 97,738,028  $102,197,595  $108,400,948
                                                   ============  ============  ============  ============

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                          Phoenix Mid-Cap
                                                           Growth Series       Phoenix Money Market Series
                                                     ------------------------  --------------------------
                                                         2007         2006         2007          2006
                                                     -----------  -----------  ------------  ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)..................... $  (449,041) $  (300,490) $  2,560,280  $  2,048,928
   Realized gains (losses)..........................     608,123   (1,123,135)           --            --
   Unrealized appreciation (depreciation) during
     the year.......................................   5,688,396    1,433,192            --            --
                                                     -----------  -----------  ------------  ------------
Net increase (decrease) in net assets from
  operations........................................   5,847,478        9,567     2,560,280     2,048,928
                                                     -----------  -----------  ------------  ------------
Contract transactions:
   Payments received from contract owners...........     593,271      576,569    10,196,579    14,106,036
   Transfers between investment options
     (including GIA/MVA), net.......................  (3,991,447)  19,221,615    32,935,604    25,485,301
   Transfers for contract benefits and
     terminations...................................  (5,745,358)  (3,802,821)  (33,431,245)  (28,270,279)
   Contract maintenance charges.....................     (82,681)     (79,894)     (516,121)     (286,434)
   Net change to contracts in payout period.........          53          160         2,204         3,333
                                                     -----------  -----------  ------------  ------------
Net increase (decrease) in net assets resulting from
  contract transactions.............................  (9,226,162)  15,915,629     9,187,021    11,037,957
                                                     -----------  -----------  ------------  ------------
       Total increase (decrease) in net assets......  (3,378,684)  15,925,196    11,747,301    13,086,885
Net assets at beginning of period...................  36,076,023   20,150,827    69,316,665    56,229,780
                                                     -----------  -----------  ------------  ------------
Net assets at end of period......................... $32,697,339  $36,076,023  $ 81,063,966  $ 69,316,665
                                                     ===========  ===========  ============  ============

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                        Phoenix Multi-Sector       Phoenix Multi-Sector
                                                         Fixed Income Series      Short Term Bond Series
                                                     --------------------------  ------------------------
                                                         2007          2006          2007         2006
                                                     ------------  ------------  -----------  -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss)..................... $  4,905,013  $  4,412,668  $ 1,103,716  $ 1,007,456
   Realized gains (losses)..........................     (181,540)     (480,006)      75,852       17,439
   Unrealized appreciation (depreciation) during
     the year.......................................   (2,065,005)    1,884,468     (414,917)     341,930
                                                     ------------  ------------  -----------  -----------
Net increase (decrease) in net assets from
  operations........................................    2,658,468     5,817,130      764,651    1,366,825
                                                     ------------  ------------  -----------  -----------
Contract transactions:
   Payments received from contract owners...........   16,963,460     7,188,721    1,267,605      953,585
   Transfers between investment options
     (including GIA/MVA), net.......................   12,510,203     4,951,052    1,553,639      286,767
   Transfers for contract benefits and
     terminations...................................  (18,462,799)  (15,952,559)  (6,835,370)  (4,351,100)
   Contract maintenance charges.....................     (332,601)     (274,718)     (62,956)     (66,953)
   Net change to contracts in payout period.........        5,698        (6,572)      (1,122)       7,438
                                                     ------------  ------------  -----------  -----------
Net increase (decrease) in net assets resulting from
  contract transactions.............................   10,683,961    (4,094,076)  (4,078,204)  (3,170,263)
                                                     ------------  ------------  -----------  -----------
       Total increase (decrease) in net assets......   13,342,429     1,723,054   (3,313,553)  (1,803,438)
Net assets at beginning of period...................  111,464,265   109,741,211   32,636,961   34,440,399
                                                     ------------  ------------  -----------  -----------
Net assets at end of period......................... $124,806,694  $111,464,265  $29,323,408  $32,636,961
                                                     ============  ============  ===========  ===========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                        Phoenix Strategic           Phoenix-Aberdeen
                                                        Allocation Series         International Series
                                                   --------------------------  --------------------------
                                                       2007          2006          2007          2006
                                                   ------------  ------------  ------------  ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)................... $    817,006  $    945,003  $    951,902  $  1,330,309
   Realized gains (losses)........................    3,498,588     9,318,050    17,225,048       433,494
   Unrealized appreciation (depreciation)
     during the year..............................   (1,093,303)   (1,731,785)   17,070,849    24,280,993
                                                   ------------  ------------  ------------  ------------
Net increase (decrease) in net assets from
  operations......................................    3,222,291     8,531,268    35,247,799    26,044,796
                                                   ------------  ------------  ------------  ------------
Contract transactions:
   Payments received from contract owners.........    1,549,425     1,806,411    48,854,926    15,927,161
   Transfers between investment options
     (including GIA/MVA), net.....................   (4,008,033)  (10,305,341)   11,626,927   151,460,404
   Transfers for contract benefits and
     terminations.................................  (13,688,290)  (15,552,819)  (23,209,073)  (11,211,331)
   Contract maintenance charges...................     (121,607)     (155,375)   (1,130,725)     (290,176)
   Net change to contracts in payout period.......          749        16,594         4,938           560
                                                   ------------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting
  from contract transactions......................  (16,267,756)  (24,190,530)   36,146,993   155,886,618
                                                   ------------  ------------  ------------  ------------
       Total increase (decrease) in net
         assets...................................  (13,045,465)  (15,659,262)   71,394,792   181,931,414
Net assets at beginning of period.................   76,076,875    91,736,137   245,476,253    63,544,839
                                                   ------------  ------------  ------------  ------------
Net assets at end of period....................... $ 63,031,410  $ 76,076,875  $316,871,045  $245,476,253
                                                   ============  ============  ============  ============

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                      Phoenix-Alger Small-Cap  Phoenix-Duff & Phelps Real
                                                           Growth Series        Estate Securities Series
                                                     ------------------------  --------------------------
                                                         2007         2006         2007          2006
                                                     -----------  -----------  ------------  ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)..................... $  (470,079) $  (262,538) $   (101,922) $    (17,116)
   Realized gains (losses)..........................   6,876,767      131,607    14,367,079    10,524,487
   Unrealized appreciation (depreciation) during
     the year.......................................  (1,560,162)   3,391,312   (31,132,694)   17,409,048
                                                     -----------  -----------  ------------  ------------
Net increase (decrease) in net assets from
  operations........................................   4,846,526    3,260,381   (16,867,537)   27,916,419
                                                     -----------  -----------  ------------  ------------
Contract transactions:
   Payments received from contract owners...........     667,476      604,353    14,853,130    11,850,329
   Transfers between investment options
     (including GIA/MVA), net.......................  (3,448,589)  18,610,054   (12,164,616)    6,412,947
   Transfers for contract benefits and
     terminations...................................  (4,363,633)  (2,128,377)  (13,072,525)  (11,762,761)
   Contract maintenance charges.....................    (107,675)     (73,650)     (311,732)     (253,473)
   Net change to contracts in payout period.........       1,331         (288)       (2,838)        1,626
                                                     -----------  -----------  ------------  ------------
Net increase (decrease) in net assets resulting from
  contract transactions.............................  (7,251,090)  17,012,092   (10,698,581)    6,248,668
                                                     -----------  -----------  ------------  ------------
       Total increase (decrease) in net assets......  (2,404,564)  20,272,473   (27,566,118)   34,165,087
Net assets at beginning of period...................  35,811,176   15,538,703   110,320,455    76,155,368
                                                     -----------  -----------  ------------  ------------
Net assets at end of period......................... $33,406,612  $35,811,176  $ 82,754,337  $110,320,455
                                                     ===========  ===========  ============  ============

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                        Phoenix-S&P Dynamic      Phoenix-S&P Dynamic
                                                      Asset Allocation Series:     Asset Allocation
                                                         Aggressive Growth          Series: Growth
                                                      -----------------------  -----------------------
                                                          2007        2006         2007        2006
                                                      -----------  ----------  -----------  ----------
Increase (decrease) in net assets from operations:
   Net investment income (loss)...................... $     9,009  $   36,501  $    93,081  $   42,464
   Realized gains (losses)...........................     238,541        (225)     201,771     (14,711)
   Unrealized appreciation (depreciation) during the
     year............................................     400,249     593,009      492,629     470,841
                                                      -----------  ----------  -----------  ----------
Net increase (decrease) in net assets from operations     647,799     629,285      787,481     498,594
                                                      -----------  ----------  -----------  ----------
Contract transactions:
   Payments received from contract owners............   6,716,153   6,138,940   10,322,379   9,770,664
   Transfers between investment options
     (including GIA/MVA), net........................   2,984,571   2,421,774    7,138,181    (941,566)
   Transfers for contract benefits and terminations..    (921,354)   (192,029)  (1,107,479)   (662,688)
   Contract maintenance charges......................     (79,647)       (600)     (44,416)     (1,108)
   Net change to contracts in payout period..........          --          --       (1,767)    (47,467)
                                                      -----------  ----------  -----------  ----------
Net increase (decrease) in net assets resulting from
  contract transactions..............................   8,699,723   8,368,085   16,306,898   8,117,835
                                                      -----------  ----------  -----------  ----------
       Total increase (decrease) in net assets.......   9,347,522   8,997,370   17,094,379   8,616,429
Net assets at beginning of period....................   8,997,370          --    8,616,429          --
                                                      -----------  ----------  -----------  ----------
Net assets at end of period.......................... $18,344,892  $8,997,370  $25,710,808  $8,616,429
                                                      ===========  ==========  ===========  ==========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                        Phoenix-S&P Dynamic     Phoenix-S&P Dynamic
                                                         Asset Allocation     Asset Allocation Series:
                                                         Series: Moderate         Moderate Growth
                                                      ----------------------  -----------------------
                                                         2007        2006         2007        2006
                                                      ----------  ----------  -----------  ----------
Increase (decrease) in net assets from operations:
   Net investment income (loss)...................... $   61,557  $   27,753  $    79,828  $   49,367
   Realized gains (losses)...........................     96,556        (631)     237,559       9,613
   Unrealized appreciation (depreciation) during
     the year........................................    126,402      94,363      370,054     311,333
                                                      ----------  ----------  -----------  ----------
Net increase (decrease) in net assets from operations    284,515     121,485      687,441     370,313
                                                      ----------  ----------  -----------  ----------
Contract transactions:
   Payments received from contract owners............    777,126   1,205,790    4,926,269   3,589,897
   Transfers between investment options (including
     GIA/MVA), net...................................  2,834,294   1,884,170    3,605,042   3,100,821
   Transfers for contract benefits and terminations..   (860,970)   (131,895)  (1,642,043)   (171,680)
   Contract maintenance charges......................    (20,963)     (4,082)     (33,482)     (3,492)
   Net change to contracts in payout period..........         --          --           --          --
                                                      ----------  ----------  -----------  ----------
Net increase (decrease) in net assets resulting from
  contract transactions..............................  2,729,487   2,953,983    6,855,786   6,515,546
                                                      ----------  ----------  -----------  ----------
       Total increase (decrease) in net assets.......  3,014,002   3,075,468    7,543,227   6,885,859
Net assets at beginning of period....................  3,075,468          --    6,885,859          --
                                                      ----------  ----------  -----------  ----------
Net assets at end of period.......................... $6,089,470  $3,075,468  $14,429,086  $6,885,859
                                                      ==========  ==========  ===========  ==========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                     Phoenix-Sanford Bernstein  Phoenix-Sanford Bernstein
                                                        Mid-Cap Value Series     Small-Cap Value Series
                                                     -------------------------  ------------------------
                                                         2007          2006         2007         2006
                                                     ------------  -----------  -----------  -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss)..................... $   (993,083) $  (634,711) $  (625,182) $  (454,677)
   Realized gains (losses)..........................   11,636,330   10,501,539    6,483,521    7,428,464
   Unrealized appreciation (depreciation) during
     the year.......................................  (10,260,629)  (1,423,170)  (7,134,736)  (1,175,324)
                                                     ------------  -----------  -----------  -----------
Net increase (decrease) in net assets from
  operations........................................      382,618    8,443,658   (1,276,397)   5,798,463
                                                     ------------  -----------  -----------  -----------
Contract transactions:
   Payments received from contract owners...........   15,384,873   11,030,116    2,403,128    8,383,872
   Transfers between investment options
     (including GIA/MVA), net.......................    4,122,153   (4,337,879)     143,462   (1,363,134)
   Transfers for contract benefits and
     terminations...................................   (9,427,238)  (9,073,424)  (5,599,388)  (5,257,504)
   Contract maintenance charges.....................     (231,893)    (191,975)    (162,402)    (115,633)
   Net change to contracts in payout period.........        2,817         (582)         216          357
                                                     ------------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
  contract transactions.............................    9,850,712   (2,573,744)  (3,214,984)   1,647,958
                                                     ------------  -----------  -----------  -----------
       Total increase (decrease) in net assets......   10,233,330    5,869,914   (4,491,381)   7,446,421
Net assets at beginning of period...................   71,158,465   65,288,551   45,913,247   38,466,826
                                                     ------------  -----------  -----------  -----------
Net assets at end of period......................... $ 81,391,795  $71,158,465  $41,421,866  $45,913,247
                                                     ============  ===========  ===========  ===========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                         Phoenix-Van Kampen      Phoenix-Van Kampen Equity
                                                           Comstock Series            500 Index Series
                                                     --------------------------  -------------------------
                                                         2007          2006          2007          2006
                                                     ------------  ------------  ------------  -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss)..................... $     76,622  $    158,105  $   (345,031) $  (295,694)
   Realized gains (losses)..........................    2,534,112     9,971,865     3,132,204    1,089,063
   Unrealized appreciation (depreciation) during
     the year.......................................   (3,853,673)   (1,018,034)     (811,995)   4,987,054
                                                     ------------  ------------  ------------  -----------
Net increase (decrease) in net assets from
  operations........................................   (1,242,939)    9,111,936     1,975,178    5,780,423
                                                     ------------  ------------  ------------  -----------
Contract transactions:
   Payments received from contract owners...........    1,113,419       896,679     5,506,838      606,838
   Transfers between investment options
     (including GIA/MVA), net.......................   (3,262,630)   (3,765,158)   (2,675,833)  17,765,426
   Transfers for contract benefits and
     terminations...................................   (7,706,541)   (8,096,984)  (13,844,266)  (8,763,743)
   Contract maintenance charges.....................     (114,140)     (148,245)      (78,248)     (46,191)
   Net change to contracts in payout period.........           50           725        10,871       28,844
                                                     ------------  ------------  ------------  -----------
Net increase (decrease) in net assets resulting from
  contract transactions.............................   (9,969,842)  (11,112,983)  (11,080,638)   9,591,174
                                                     ------------  ------------  ------------  -----------
       Total increase (decrease) in net assets......  (11,212,781)   (2,001,047)   (9,105,460)  15,371,597
Net assets at beginning of period...................   51,685,007    53,686,054    64,412,217   49,040,620
                                                     ------------  ------------  ------------  -----------
Net assets at end of period......................... $ 40,472,226  $ 51,685,007  $ 55,306,757  $64,412,217
                                                     ============  ============  ============  ===========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                       PIMCO VIT Commodity
                                                       RealReturn Strategy      PIMCO VIT Real Return
                                                      Portfolio - Advisor Class Portfolio - Advisor Class
                                                      ------------------------  ------------------------
                                                          2007         2006        2007         2006
                                                       -----------   --------    ----------    --------
Increase (decrease) in net assets from operations:
   Net investment income (loss)...................... $   403,950    $ 10,300   $   32,034    $  7,205
   Realized gains (losses)...........................         949       4,573      (45,577)     17,517
   Unrealized appreciation (depreciation) during
     the year........................................   1,875,191     (32,348)      67,597     (22,122)
                                                       -----------   --------    ----------    --------
Net increase (decrease) in net assets from operations   2,280,090     (17,475)      54,054       2,600
                                                       -----------   --------    ----------    --------
Contract transactions:
   Payments received from contract owners............  10,273,205      90,320       95,585      34,057
   Transfers between investment options (including
     GIA/MVA), net...................................   7,826,072     395,604    1,238,127     498,864
   Transfers for contract benefits and terminations..    (345,038)     (7,023)     (48,561)     (5,589)
   Contract maintenance charges......................      (7,084)       (120)      (1,254)       (168)
   Net change to contracts in payout period..........          (6)         --           --          --
                                                       -----------   --------    ----------    --------
Net increase (decrease) in net assets resulting from
  contract transactions..............................  17,747,149     478,781    1,283,897     527,164
                                                       -----------   --------    ----------    --------
       Total increase (decrease) in net assets.......  20,027,239     461,306    1,337,951     529,764
Net assets at beginning of period....................     461,306          --      529,764          --
                                                       -----------   --------    ----------    --------
Net assets at end of period.......................... $20,488,545    $461,306   $1,867,715    $529,764
                                                       ===========   ========    ==========    ========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                                                Rydex Variable Trust Inverse
                                                      PIMCO VIT Total Return      Government Long Bond
                                                      Portfolio - Advisor Class       Strategy Fund
                                                      ------------------------  ---------------------------
                                                         2007         2006          2007           2006
                                                      ----------   ----------    -----------   -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss)...................... $  173,086   $   46,233   $    88,009    $    97,382
   Realized gains (losses)...........................    (35,841)      27,753      (200,380)      (334,612)
   Unrealized appreciation (depreciation) during
     the year........................................    216,660      (15,350)      (55,243)       714,017
                                                      ----------   ----------    -----------   -----------
Net increase (decrease) in net assets from operations    353,905       58,636      (167,614)       476,787
                                                      ----------   ----------    -----------   -----------
Contract transactions:
   Payments received from contract owners............    169,847      132,039        32,335         69,173
   Transfers between investment options
     (including GIA/MVA), net........................    433,463    5,418,763      (765,067)    (1,548,208)
   Transfers for contract benefits and terminations..   (778,917)     (76,730)     (816,353)    (1,624,918)
   Contract maintenance charges......................    (19,392)      (7,150)       (9,923)       (15,609)
   Net change to contracts in payout period..........         --           --           143         12,040
                                                      ----------   ----------    -----------   -----------
Net increase (decrease) in net assets resulting from
  contract transactions..............................   (194,999)   5,466,922    (1,558,865)    (3,107,522)
                                                      ----------   ----------    -----------   -----------
       Total increase (decrease) in net assets.......    158,906    5,525,558    (1,726,479)    (2,630,735)
Net assets at beginning of period....................  5,525,558           --     4,596,909      7,227,644
                                                      ----------   ----------    -----------   -----------
Net assets at end of period.......................... $5,684,464   $5,525,558   $ 2,870,430    $ 4,596,909
                                                      ==========   ==========    ===========   ===========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                           Rydex Variable        Rydex Variable Trust
                                                          Trust Nova Fund        Sector Rotation Fund
                                                      -----------------------  ------------------------
                                                         2007         2006         2007         2006
                                                      ----------  -----------  -----------  -----------
Increase (decrease) in net assets from operations:
   Net investment income (loss)...................... $   (8,533) $   (22,438) $   (63,573) $  (102,568)
   Realized gains (losses)...........................    389,115      540,478      668,870      577,993
   Unrealized appreciation (depreciation) during the
     year............................................   (327,452)       6,112      289,718      107,051
                                                      ----------  -----------  -----------  -----------
Net increase (decrease) in net assets from operations     53,130      524,152      895,015      582,476
                                                      ----------  -----------  -----------  -----------
Contract transactions:
   Payments received from contract owners............     49,894       29,686       65,833      358,279
   Transfers between investment options (including
     GIA/MVA), net...................................   (538,439)  (2,301,485)  (1,578,115)  (2,875,340)
   Transfers for contract benefits and terminations..   (471,467)    (400,787)    (466,245)    (901,909)
   Contract maintenance charges......................     (8,453)     (19,149)     (14,760)     (23,954)
   Net change to contracts in payout period..........         --           --           --           --
                                                      ----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting from
  contract transactions..............................   (968,465)  (2,691,735)  (1,993,287)  (3,442,924)
                                                      ----------  -----------  -----------  -----------
       Total increase (decrease) in net assets.......   (915,335)  (2,167,583)  (1,098,272)  (2,860,448)
Net assets at beginning of period....................  3,055,775    5,223,358    5,489,937    8,350,385
                                                      ----------  -----------  -----------  -----------
Net assets at end of period.......................... $2,140,440  $ 3,055,775  $ 4,391,665  $ 5,489,937
                                                      ==========  ===========  ===========  ===========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                              Sentinel Variable      Sentinel Variable
                                                              Products Balanced Fund Products Bond Fund
                                                              ---------------------- ------------------
                                                                2007        2006        2007      2006
                                                                --------    ----     ----------   ----
Increase (decrease) in net assets from operations:
   Net investment income (loss).............................. $  6,170      $--      $  165,304   $--
   Realized gains (losses)...................................   16,902       --             307    --
   Unrealized appreciation (depreciation) during the year....  (30,961)      --        (103,559)   --
                                                                --------    ---      ----------   ---
Net increase (decrease) in net assets from operations........   (7,889)      --          62,052    --
                                                                --------    ---      ----------   ---
Contract transactions:
   Payments received from contract owners....................       --       --       3,214,649    --
   Transfers between investment options (including GIA/
     MVA), net...............................................  311,449       --       1,391,849    --
   Transfers for contract benefits and terminations..........   (2,988)      --         (81,025)   --
   Contract maintenance charges..............................       --       --            (402)   --
   Net change to contracts in payout period..................       --       --              --    --
                                                                --------    ---      ----------   ---
Net increase (decrease) in net assets resulting from contract
  transactions...............................................  308,461       --       4,525,071    --
                                                                --------    ---      ----------   ---
       Total increase (decrease) in net assets...............  300,572       --       4,587,123    --
Net assets at beginning of period............................       --       --              --    --
                                                                --------    ---      ----------   ---
Net assets at end of period.................................. $300,572      $--      $4,587,123   $--
                                                                ========    ===      ==========   ===

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                              Sentinel Variable Sentinel Variable
                                                               Products Common  Products Mid Cap
                                                                 Stock Fund      Growth Fund
                                                              ----------------- -----------------
                                                                  2007     2006   2007      2006
                                                              -----------  ----  --------   ----
Increase (decrease) in net assets from operations:
   Net investment income (loss).............................. $   167,739  $--  $ (1,297)   $--
   Realized gains (losses)...................................     343,642   --      (441)    --
   Unrealized appreciation (depreciation) during the year....    (681,445)  --       684     --
                                                              -----------  ---   --------   ---
Net increase (decrease) in net assets from operations........    (170,064)  --    (1,054)    --
                                                              -----------  ---   --------   ---
Contract transactions:
   Payments received from contract owners....................  15,230,677   --    10,146     --
   Transfers between investment options (including GIA/MVA),
     net.....................................................   4,594,291   --   473,620     --
   Transfers for contract benefits and terminations..........    (252,857)  --    (5,675)    --
   Contract maintenance charges..............................      (1,525)  --        (9)    --
   Net change to contracts in payout period..................          --   --        --     --
                                                              -----------  ---   --------   ---
Net increase (decrease) in net assets resulting from contract
  transactions...............................................  19,570,586   --   478,082     --
                                                              -----------  ---   --------   ---
       Total increase (decrease) in net assets...............  19,400,522   --   477,028     --
Net assets at beginning of period............................          --   --        --     --
                                                              -----------  ---   --------   ---
Net assets at end of period.................................. $19,400,522  $--  $477,028    $--
                                                              ===========  ===   ========   ===

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                              Sentinel Variable   Templeton Developing
                                                               Products Small      Markets Securities
                                                                Company Fund         Fund - Class 2
                                                              ----------------  -----------------------
                                                                 2007      2006     2007        2006
                                                              ----------   ---- -----------  ----------
Increase (decrease) in net assets from operations:
   Net investment income (loss).............................. $   11,648   $--  $    67,396  $   (7,870)
   Realized gains (losses)...................................    283,874    --      332,415      52,345
   Unrealized appreciation (depreciation) during the year....   (358,198)   --    1,209,862     893,125
                                                              ----------   ---  -----------  ----------
Net increase (decrease) in net assets from operations........    (62,676)   --    1,609,673     937,600
                                                              ----------   ---  -----------  ----------
Contract transactions:
   Payments received from contract owners....................  2,246,847    --      437,208     110,741
   Transfers between investment options (including GIA/
     MVA), net...............................................    947,065    --   10,973,203   1,818,646
   Transfers for contract benefits and terminations..........    (35,459)   --   (2,072,337)   (773,166)
   Contract maintenance charges..............................       (260)   --      (14,067)     (4,627)
   Net change to contracts in payout period..................         --    --           (6)         66
                                                              ----------   ---  -----------  ----------
Net increase (decrease) in net assets resulting from contract
  transactions...............................................  3,158,193    --    9,324,001   1,151,660
                                                              ----------   ---  -----------  ----------
       Total increase (decrease) in net assets...............  3,095,517    --   10,933,674   2,089,260
Net assets at beginning of period............................         --    --    5,723,730   3,634,470
                                                              ----------   ---  -----------  ----------
Net assets at end of period.................................. $3,095,517   $--  $16,657,404  $5,723,730
                                                              ==========   ===  ===========  ==========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                     Templeton Foreign Securities  Templeton Global Asset
                                                          Fund - Class 2          Allocation Fund - Class 2
                                                     ---------------------------  -----------------------
                                                         2007           2006          2007         2006
                                                      -----------   -----------   -----------   ----------
Increase (decrease) in net assets from operations:
   Net investment income (loss)..................... $   289,231    $   (31,629)  $   810,747   $  283,559
   Realized gains (losses)..........................   2,675,136        128,014     1,196,087      333,165
   Unrealized appreciation (depreciation)
     during the year................................   2,178,100      6,628,741    (1,598,892)     272,136
                                                      -----------   -----------   -----------   ----------
Net increase (decrease) in net assets
  from operations...................................   5,142,467      6,725,126       407,942      888,860
                                                      -----------   -----------   -----------   ----------
Contract transactions:
   Payments received from contract owners...........   1,094,262        878,759        31,094       55,695
   Transfers between investment options
     (including GIA/MVA), net.......................  (1,477,097)     3,894,591       (48,592)    (168,332)
   Transfers for contract benefits and
     terminations...................................  (5,899,356)    (5,229,694)     (598,803)    (698,111)
   Contract maintenance charges.....................    (120,835)      (126,832)       (3,369)      (4,034)
   Net change to contracts in payout period.........         605            298            --           --
                                                      -----------   -----------   -----------   ----------
Net increase (decrease) in net assets resulting from
  contract transactions.............................  (6,402,421)      (582,878)     (619,670)    (814,782)
                                                      -----------   -----------   -----------   ----------
       Total increase (decrease) in net assets......  (1,259,954)     6,142,248      (211,728)      74,078
Net assets at beginning of period...................  41,892,650     35,750,402     5,056,101    4,982,023
                                                      -----------   -----------   -----------   ----------
Net assets at end of period......................... $40,632,696    $41,892,650   $ 4,844,373   $5,056,101
                                                      ===========   ===========   ===========   ==========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                                                    Van Kampen UIF
                                                      Templeton Growth Securities  Equity and Income
                                                           Fund - Class 2         Portfolio - Class II
                                                      --------------------------  ------------------
                                                          2007          2006        2007       2006
                                                      -----------   -----------   --------   --------
Increase (decrease) in net assets from operations:
   Net investment income (loss)...................... $   (87,320)  $   (35,497)  $    805   $   (475)
   Realized gains (losses)...........................   3,069,855     2,871,945      8,600      1,902
   Unrealized appreciation (depreciation) during
     the year........................................  (3,106,805)    4,840,955    (10,371)     7,178
                                                      -----------   -----------   --------   --------
Net increase (decrease) in net assets from operations    (124,270)    7,677,403       (966)     8,605
                                                      -----------   -----------   --------   --------
Contract transactions:
   Payments received from contract owners............  26,147,035     5,470,118     44,277     15,960
   Transfers between investment options
     (including GIA/MVA), net........................   8,398,706     1,467,828    362,833    216,858
   Transfers for contract benefits and terminations..  (8,203,444)   (6,645,322)   (42,561)   (42,631)
   Contract maintenance charges......................    (120,652)      (68,768)      (203)    (2,102)
   Net change to contracts in payout period..........         947           714         --         --
                                                      -----------   -----------   --------   --------
Net increase (decrease) in net assets resulting from
  contract transactions..............................  26,222,592       224,570    364,346    188,085
                                                      -----------   -----------   --------   --------
       Total increase (decrease) in net assets.......  26,098,322     7,901,973    363,380    196,690
Net assets at beginning of period....................  48,506,388    40,604,415    196,690         --
                                                      -----------   -----------   --------   --------
Net assets at end of period.......................... $74,604,710   $48,506,388   $560,070   $196,690
                                                      ===========   ===========   ========   ========

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                     Wanger International Select Wanger International Small Cap
                                                     --------------------------  -----------------------------
                                                         2007          2006          2007            2006
                                                     -----------   -----------    ------------   ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)..................... $  (163,698)  $  (210,560)  $   (658,069)   $   (939,661)
   Realized gains (losses)..........................   3,403,621       685,569     18,672,576       7,941,803
   Unrealized appreciation (depreciation) during
     the year.......................................   1,209,191     5,270,169      1,999,381      30,756,144
                                                     -----------   -----------    ------------   ------------
Net increase (decrease) in net assets from
  operations........................................   4,449,114     5,745,178     20,013,888      37,758,286
                                                     -----------   -----------    ------------   ------------
Contract transactions:
   Payments received from contract owners...........   1,369,518     1,308,147     12,752,570       9,535,503
   Transfers between investment options
     (including GIA/MVA), net.......................   1,738,760     3,140,510     (5,429,331)     (3,096,874)
   Transfers for contract benefits and
     terminations...................................  (3,754,960)   (2,354,698)   (18,999,505)    (17,796,177)
   Contract maintenance charges.....................     (60,246)      (45,594)      (343,812)       (302,934)
   Net change to contracts in payout period.........          --           208           (441)           (104)
                                                     -----------   -----------    ------------   ------------
Net increase (decrease) in net assets resulting from
  contract transactions.............................    (706,928)    2,048,573    (12,020,519)    (11,660,586)
                                                     -----------   -----------    ------------   ------------
       Total increase (decrease) in net assets......   3,742,186     7,793,751      7,993,369      26,097,700
Net assets at beginning of period...................  22,576,110    14,782,359    137,774,101     111,676,401
                                                     -----------   -----------    ------------   ------------
Net assets at end of period......................... $26,318,296   $22,576,110   $145,767,470    $137,774,101
                                                     ===========   ===========    ============   ============

                       See Notes to Financial Statements

                      STATEMENTS OF CHANGES IN NET ASSETS
               For the periods ended December 31, 2007 and 2006
                                  (Continued)

                                                           Wanger Select       Wanger U.S. Smaller Companies
                                                     ------------------------  ----------------------------
                                                         2007         2006         2007           2006
                                                     -----------  -----------  ------------   ------------
Increase (decrease) in net assets from operations:
   Net investment income (loss)..................... $  (402,165) $  (238,474) $ (1,391,350)  $ (1,295,598)
   Realized gains (losses)..........................   1,276,537    1,091,197    15,243,056     16,503,845
   Unrealized appreciation (depreciation) during
     the year.......................................   1,303,691    3,234,944    (9,105,744)    (7,644,829)
                                                     -----------  -----------  ------------   ------------
Net increase (decrease) in net assets from
  operations........................................   2,178,063    4,087,667     4,745,962      7,563,418
                                                     -----------  -----------  ------------   ------------
Contract transactions:
   Payments received from contract owners...........   1,495,184      935,707     2,208,656      2,837,021
   Transfers between investment options
     (including GIA/MVA), net.......................   1,906,345    4,798,571    (6,315,939)    (9,676,549)
   Transfers for contract benefits and
     terminations...................................  (4,259,483)  (2,841,564)  (18,302,606)   (21,153,543)
   Contract maintenance charges.....................     (61,948)     (55,421)     (190,423)      (252,913)
   Net change to contracts in payout period.........         589       (1,460)       (1,529)        (4,740)
                                                     -----------  -----------  ------------   ------------
Net increase (decrease) in net assets resulting from
  contract transactions.............................    (919,313)   2,835,833   (22,601,841)   (28,250,724)
                                                     -----------  -----------  ------------   ------------
       Total increase (decrease) in net assets......   1,258,750    6,923,500   (17,855,879)   (20,687,306)
Net assets at beginning of period...................  27,833,162   20,909,662   110,680,545    131,367,851
                                                     -----------  -----------  ------------   ------------
Net assets at end of period......................... $29,091,912  $27,833,162  $ 92,824,666   $110,680,545
                                                     ===========  ===========  ============   ============

                       See Notes to Financial Statements

                       PHL VARIABLE ACCUMULATION ACCOUNT

                         NOTES TO FINANCIAL STATEMENTS

Note 1--Organization

   The PHL Variable Accumulation Account (the "Separate Account"), is a separate investment account of PHL Variable Insurance Company ("PHL Variable"). PHL Variable is a Connecticut stock life insurance company and is an indirect wholly owned subsidiary of Phoenix Life Insurance Company ("Phoenix"). Phoenix is a wholly-owned subsidiary of The Phoenix Companies, Inc. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and was established December 7, 1994. The Separate Account currently consists of 60 investment options that invest in shares of underlying funds. The underlying funds include The Phoenix Edge Series Fund, AIM Variable Insurance Funds, The Alger American Fund, DWS Investments VIT Funds (formerly Scudder Investments VIT Funds), Federated Insurance Series, Fidelity(R) Variable Insurance Products, Franklin Templeton Variable Insurance Products Trust, Lazard Retirement Series, Lord Abbett Series Fund, Inc., Neuberger Berman Advisers Management Trust, Oppenheimer Variable Account Funds, PIMCO Variable Insurance Trust, The Rydex Variable Trust, The Sentinel Variable Products Trust, The Universal Institutional Funds, Inc. and Wanger Advisors Trust (collectively, the "Funds").

   The Separate Account invests in the following investment options:

   AIM V.I. Capital Appreciation Fund - Class I
   AIM V.I. Core Equity Fund - Class I
   AIM V.I. Mid Cap Core Equity Fund - Class I
   Alger American Leveraged AllCap Portfolio - Class O
   DWS Equity 500 Index Fund VIP - Class A
   Federated Fund for U.S. Government Securities II
   Federated High Income Bond Fund II - Primary Shares
   Fidelity VIP Contrafund(R) Portfolio - Service Class
   Fidelity VIP Growth Opportunities Portfolio - Service Class
   Fidelity VIP Growth Portfolio - Service Class
   Fidelity VIP Investment Grade Bond Portfolio - Service Class
   Franklin Income Securities Fund - Class 2
   Lazard Retirement Small Cap Portfolio - Service Shares
   Lord Abbett Bond-Debenture Portfolio - Class VC
   Lord Abbett Growth and Income Portfolio - Class VC
   Lord Abbett Mid-Cap Value Portfolio - Class VC
   Mutual Shares Securities Fund - Class 2 (included in Franklin Templeton
     Variable Insurance Products Trust)
   Neuberger Berman AMT Fasciano Portfolio - Class S
   Neuberger Berman AMT Guardian Portfolio - Class S
   Oppenheimer Capital Appreciation Fund/VA - Service Shares
   Oppenheimer Global Securities Fund/VA - Service Shares
   Oppenheimer Main Street Small Cap Fund/VA - Service Shares
   Phoenix Capital Growth Series
   Phoenix Growth and Income Series
   Phoenix Mid-Cap Growth Series
   Phoenix Money Market Series
   Phoenix Multi-Sector Fixed Income Series
   Phoenix Multi-Sector Short Term Bond Series
   Phoenix Strategic Allocation Series
   Phoenix-Aberdeen International Series
   Phoenix-Alger Small-Cap Growth Series

                       PHL VARIABLE ACCUMULATION ACCOUNT

   Phoenix-Duff & Phelps Real Estate Securities Series
   Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth Phoenix-S&P Dynamic Asset Allocation Series: Growth
   Phoenix-S&P Dynamic Asset Allocation Series: Moderate Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth Phoenix-Sanford Bernstein Mid-Cap Value Series
   Phoenix-Sanford Bernstein Small-Cap Value Series
   Phoenix-Van Kampen Comstock Series
   Phoenix-Van Kampen Equity 500 Index Series
   PIMCO VIT CommodityRealReturn Strategy Portfolio - Advisor Class PIMCO VIT Real Return Portfolio - Advisor Class
   PIMCO VIT Total Return Portfolio - Advisor Class
   Rydex Variable Trust Inverse Government Long Bond Strategy Fund Rydex Variable Trust Nova Fund
   Rydex Variable Trust Sector Rotation Fund
   Sentinel Variable Products Balanced Fund
   Sentinel Variable Products Bond Fund
   Sentinel Variable Products Common Stock Fund
   Sentinel Variable Products Mid Cap Growth Fund
   Sentinel Variable Products Small Company Fund
   Templeton Developing Markets Securities Fund - Class 2
   Templeton Foreign Securities Fund - Class 2
   Templeton Global Asset Allocation Fund - Class 2
   Templeton Growth Securities Fund - Class 2
   Van Kampen UIF Equity and Income Portfolio - Class II
   Wanger International Select
   Wanger International Small Cap
   Wanger Select
   Wanger U.S. Smaller Companies

   Additionally, policy owners may direct the allocation of their investments between the Separate Account, the Guaranteed Interest Account ("GIA") and/or the Market Valuation Account ("MVA").

   Comparative year information for the year ended December 31, 2004 and prior year financial highlight data (December 31, 2003 through December 31, 2004) have been reformatted to be consistent with the 2005, 2006 and 2007 disclosures.

   Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from PHL Variable's other asset and liabilities. The portion of the Separate Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business PHL Variable may conduct.

                       PHL VARIABLE ACCUMULATION ACCOUNT

Note 2--Significant Accounting Policies


   The following is a summary of significant accounting policies of the Separate Account, which are in accordance with accounting principles generally accepted in the United States of America in the investment company industry:

A. Valuation of investments: Investments are made exclusively in the Funds and are valued at the reported net asset values per share of the respective investment options.

B. Investment transactions and related income: Investment transactions are recorded on the trade date. Realized gains and losses on the sales of shares of the Funds are computed on the basis of the identified cost of the share sold. Dividend income and gains from investments are recorded on the ex-distribution date.

C. Income taxes: The Separate Account is not a separate entity from Phoenix, and under current federal income tax law, income arising from the Separate Account is not taxed since reserves are established equivalent to such income. Therefore, no provision for related federal taxes is required.

D. Use of estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, disclosure of contingent assets and liabilities, revenues and expenses. Actual results could differ from those estimates.

E. Distributions: Distributions from the Funds are recorded by each investment option on the ex-dividend date.

F. Fair Value Measurements: In September 2006, the FASB issued SFAS No. 157, Fair Value Measurements, or SFAS 157. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2 and 3"). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that we have the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs are unobservable inputs reflecting our estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). We have adopted SFAS 157 effective January 1, 2008. Adoption of this statement did not have a material impact on our financial statements.

Note 3--Purchases and Proceeds from Sales of Investments

   The cost of purchases and proceeds from sales of investments for the period ended December 31, 2007 were as follows:

Subaccount                                                           Purchases     Sales
----------                                                          ----------- -----------
    AIM V.I. Capital Appreciation Fund - Class I................... $ 8,429,215 $10,463,288
    AIM V.I. Core Equity Fund - Class I............................     488,494   2,949,357
    AIM V.I. Mid Cap Core Equity Fund - Class I....................     333,421   2,297,121
    Alger American Leveraged AllCap Portfolio - Class O............     248,977   4,852,307
    DWS Equity 500 Index Fund VIP - Class A........................  14,483,385  14,303,542
    Federated Fund for U.S. Government Securities II...............  39,955,921  31,925,614
    Federated High Income Bond Fund II - Primary Shares............   8,667,605   9,975,784
    Fidelity VIP Contrafund(R) Portfolio - Service Class...........  54,186,826  30,029,397
    Fidelity VIP Growth Opportunities Portfolio - Service Class....  52,728,067   7,689,816
    Fidelity VIP Growth Portfolio - Service Class..................   9,381,933  13,160,156
    Fidelity VIP Investment Grade Bond Portfolio - Service Class...  27,787,244   1,517,080
    Franklin Income Securities Fund - Class 2......................  46,520,856   5,302,447

                       PHL VARIABLE ACCUMULATION ACCOUNT

Subaccount                                                                Purchases       Sales
----------                                                              -------------- ------------
    Lazard Retirement Small Cap Portfolio - Service Shares............. $    1,519,998 $  1,382,197
    Lord Abbett Bond-Debenture Portfolio - Class VC....................      4,348,275    4,707,228
    Lord Abbett Growth and Income Portfolio - Class VC.................     64,238,202   21,995,947
    Lord Abbett Mid-Cap Value Portfolio - Class VC.....................      5,001,580    6,144,194
    Mutual Shares Securities Fund - Class 2............................     49,839,550   18,154,525
    Neuberger Berman AMT Fasciano Portfolio - S Class..................         76,340       54,245
    Neuberger Berman AMT Guardian Portfolio - S Class..................     28,720,489    1,057,972
    Oppenheimer Capital Appreciation Fund/VA - Service Shares..........        800,335      357,164
    Oppenheimer Global Securities Fund/VA - Service Shares.............      2,126,963      989,389
    Oppenheimer Main Street Small Cap Fund/VA - Service Shares.........     22,426,314    1,056,391
    Phoenix Capital Growth Series......................................      3,230,673   24,858,006
    Phoenix Growth and Income Series...................................     15,111,309   24,773,681
    Phoenix Mid-Cap Growth Series......................................      8,067,969   17,743,175
    Phoenix Money Market Series........................................    109,615,328   97,868,022
    Phoenix Multi-Sector Fixed Income Series...........................     42,006,397   26,417,421
    Phoenix Multi-Sector Short Term Bond Series........................      8,127,006   11,101,493
    Phoenix Strategic Allocation Series................................      7,404,579   19,255,089
    Phoenix-Aberdeen International Series..............................    107,973,326   55,160,381
    Phoenix-Alger Small-Cap Growth Series..............................      8,352,570    9,692,518
    Phoenix-Duff & Phelps Real Estate Securities Series................     36,487,228   39,286,262
    Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth.....     10,792,258    1,931,090
    Phoenix-S&P Dynamic Asset Allocation Series: Growth................     18,771,992    2,208,786
    Phoenix-S&P Dynamic Asset Allocation Series: Moderate..............      4,359,116    1,487,170
    Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth.......      9,994,258    2,894,699
    Phoenix-Sanford Bernstein Mid-Cap Value Series.....................     42,582,210   23,722,479
    Phoenix-Sanford Bernstein Small-Cap Value Series...................     12,818,513   10,911,986
    Phoenix-Van Kampen Comstock Series.................................      8,207,695   15,858,945
    Phoenix-Van Kampen Equity 500 Index Series.........................     11,974,995   23,400,648
    PIMCO VIT CommodityRealReturn Strategy Portfolio - Advisor Class...     19,225,941    1,074,839
    PIMCO VIT Real Return Portfolio - Advisor Class....................      3,757,534    2,437,597
    PIMCO VIT Total Return Portfolio - Advisor Class...................      3,264,465    3,286,377
    Rydex Variable Trust Inverse Government Long Bond Strategy Fund....        391,055    1,861,912
    Rydex Variable Trust Nova Fund.....................................        138,239    1,115,239
    Rydex Variable Trust Sector Rotation Fund..........................        414,755    2,146,068
    Sentinel Variable Products Balanced Fund...........................        335,295        3,681
    Sentinel Variable Products Bond Fund...............................      4,825,950      135,573
    Sentinel Variable Products Common Stock Fund.......................     20,456,505      374,074
    Sentinel Variable Products Mid Cap Growth Fund.....................        493,210       16,423
    Sentinel Variable Products Small Company Fund......................      3,504,825       51,226
    Templeton Developing Markets Securities Fund - Class 2.............     19,848,727    9,679,865
    Templeton Foreign Securities Fund - Class 2........................     19,717,681   23,926,347
    Templeton Global Asset Allocation Fund - Class 2...................      2,071,334      727,668
    Templeton Growth Securities Fund - Class 2.........................     48,733,144   20,137,219
    Van Kampen UIF Equity and Income Portfolio - Class II..............        452,484       79,000
    Wanger International Select........................................     11,296,245    9,356,979
    Wanger International Small Cap.....................................     40,156,605   41,252,866
    Wanger Select......................................................      8,146,443    8,944,863
    Wanger U.S. Smaller Companies......................................     10,023,855   28,322,729
                                                                        -------------- ------------
                                                                        $1,125,441,704 $753,867,557
                                                                        ============== ============

                       PHL VARIABLE ACCUMULATION ACCOUNT

Note 4--Changes in Units Outstanding


   The changes in units outstanding were as follows:

                                                For period ended December 31, 2007   For period ended December 31, 2006
                                               -----------------------------------  -----------------------------------
                                                 Units       Units     Net Increase   Units       Units     Net Increase
Subaccount                                       Issued     Redeemed    (Decrease)    Issued     Redeemed    (Decrease)
----------                                     ---------- -----------  ------------ ---------- -----------  ------------
AIM V.I. Capital Appreciation Fund -
 Class I......................................  3,835,127  (4,110,175)    (275,048) 10,216,826  (3,975,324)   6,241,502
AIM V.I. Core Equity Fund - Class I...........    287,397  (2,398,164)  (2,110,767) 22,944,072  (8,711,757)  14,232,315
AIM V.I. Mid Cap Core Equity Fund -
 Class I......................................    174,372  (1,748,627)  (1,574,255)    743,949  (2,367,324)  (1,623,375)
Alger American Leveraged AllCap
 Portfolio - Class O..........................    122,262  (2,318,232)  (2,195,970)  1,644,292  (4,127,831)  (2,483,539)
DWS Equity 500 Index Fund VIP -
 Class A......................................  5,481,238  (5,344,953)     136,285  15,702,512  (9,290,712)   6,411,800
Federated Fund for U.S. Government
 Securities II................................ 13,688,344 (12,237,968)   1,450,376  30,526,155 (11,525,171)  19,000,984
Federated High Income Bond Fund II -
 Primary Shares...............................  2,488,631  (3,469,715)    (981,084)  2,665,351  (3,216,008)    (550,657)
Fidelity VIP Contrafund(R) Portfolio - Service
 Class........................................  9,493,446  (9,329,160)     164,286  10,008,641  (7,584,586)   2,424,055
Fidelity VIP Growth Opportunities
 Portfolio - Service Class.................... 27,209,302  (2,947,291)  24,262,011  13,071,437  (1,507,450)  11,563,987
Fidelity VIP Growth Portfolio - Service
 Class........................................  5,382,381  (6,776,133)  (1,393,752)  1,855,240  (5,842,712)  (3,987,472)
Fidelity VIP Investment Grade Bond
 Portfolio - Service Class.................... 27,436,411  (1,338,254)  26,098,157          --          --           --
Franklin Income Securities Fund - Class 2..... 40,808,593  (4,283,036)  36,525,557   8,646,559    (527,101)   8,119,458
Lazard Retirement Small Cap Portfolio -
 Service Shares...............................    128,549  (1,064,531)    (935,982)    701,464  (2,283,467)  (1,582,003)
Lord Abbett Bond-Debenture Portfolio -
 Class VC.....................................  2,960,140  (3,963,408)  (1,003,268)  3,233,542  (3,700,893)    (467,351)
Lord Abbett Growth and Income Portfolio -
 Class VC..................................... 41,692,253 (16,079,742)  25,612,511  30,405,900 (15,709,111)  14,696,789
Lord Abbett Mid-Cap Value Portfolio - Class
 VC...........................................  2,183,231  (4,690,117)  (2,506,886)  2,792,606  (6,658,192)  (3,865,586)
Mutual Shares Securities Fund - Class 2....... 22,985,923  (6,087,803)  16,898,120   8,635,495  (3,420,718)   5,214,777
Neuberger Berman AMT Fasciano
 Portfolio - S Class..........................     75,481     (53,665)      21,816      38,140          (4)      38,136
Neuberger Berman AMT Guardian
 Portfolio - S Class.......................... 26,512,228    (827,391)  25,684,837     507,613      (1,664)     505,949
Oppenheimer Capital Appreciation
 Fund/VA - Service Shares.....................    708,740    (309,523)     399,217     369,618        (961)     368,657
Oppenheimer Global Securities
 Fund/VA - Service Shares.....................  1,838,036    (864,383)     973,653   1,252,276    (157,828)   1,094,448
Oppenheimer Main Street Small Cap
 Fund/VA - Service Shares..................... 21,906,896    (909,446)  20,997,450     434,687     (12,160)     422,527
Phoenix Capital Growth Series.................  2,101,732 (17,120,534) (15,018,802) 25,435,382 (20,764,923)   4,670,459
Phoenix Growth and Income Series..............  4,744,205 (10,635,188)  (5,890,983) 11,613,992 (11,362,354)     251,638
Phoenix Mid-Cap Growth Series.................  4,568,923  (9,842,927)  (5,274,004) 17,721,122  (7,809,079)   9,912,043
Phoenix Money Market Series................... 55,667,034 (51,341,609)   4,325,425  43,852,787 (37,380,774)   6,472,013
Phoenix Multi-Sector Fixed Income Series...... 17,705,737  (9,772,923)   7,932,814   7,451,787  (9,650,888)  (2,199,101)

                       PHL VARIABLE ACCUMULATION ACCOUNT

                                           For period ended December 31, 2007   For period ended December 31, 2006
                                          -----------------------------------  -----------------------------------
                                            Units       Units     Net Increase   Units       Units     Net Increase
Subaccount                                  Issued     Redeemed    (Decrease)    Issued     Redeemed    (Decrease)
----------                                ---------- -----------  ------------ ---------- -----------  ------------
Phoenix Multi-Sector Short Term Bond
 Series..................................  5,910,603  (9,577,551)  (3,666,948)  8,074,225 (11,024,461)  (2,950,236)
Phoenix Strategic Allocation Series......    878,708  (7,706,744)  (6,828,036)  1,165,809 (12,420,925) (11,255,116)
Phoenix-Aberdeen International Series.... 34,387,409 (16,033,121)  18,354,288  59,752,541 (14,190,073)  45,562,468
Phoenix-Alger Small-Cap Growth Series....    562,230  (2,201,341)  (1,639,111)  5,938,807  (1,582,986)   4,355,821
Phoenix-Duff & Phelps Real Estate
 Securities Series.......................  8,417,045  (5,903,612)   2,513,433   5,903,531  (4,599,446)   1,304,085
Phoenix-S&P Dynamic Asset Allocation
 Series: Aggressive Growth...............  9,107,702  (1,497,049)   7,610,653   8,361,821    (275,525)   8,086,296
Phoenix-S&P Dynamic Asset Allocation
 Series: Growth.......................... 16,385,523  (1,766,639)  14,618,884  12,404,054  (4,467,047)   7,937,007
Phoenix-S&P Dynamic Asset Allocation
 Series: Moderate........................  3,886,876  (1,327,518)   2,559,358   3,195,084    (246,196)   2,948,888
Phoenix-S&P Dynamic Asset Allocation
 Series: Moderate Growth.................  8,750,921  (2,466,236)   6,284,685   6,948,636    (531,218)   6,417,418
Phoenix-Sanford Bernstein Mid-Cap Value
 Series.................................. 12,460,839  (5,931,072)   6,529,767   5,797,117  (6,386,043)    (588,926)
Phoenix-Sanford Bernstein Small-Cap Value
 Series..................................  1,871,082  (2,393,300)    (522,218)  3,907,177  (3,201,941)     705,236
Phoenix-Van Kampen Comstock Series.......  2,066,636  (5,826,921)  (3,760,285)  1,790,724  (6,512,695)  (4,721,971)
Phoenix-Van Kampen Equity 500 Index
 Series..................................  5,395,495 (10,995,257)  (5,599,762) 11,107,998  (6,781,070)   4,326,928
PIMCO VIT CommodityRealReturn Strategy
 Portfolio - Advisor Class............... 18,111,061    (902,918)  17,208,143     673,529    (192,167)     481,362
PIMCO VIT Real Return Portfolio - Advisor
 Class...................................  3,423,413  (2,250,972)   1,172,441     709,345    (187,001)     522,344
PIMCO VIT Total Return Portfolio -
 Advisor Class...........................  2,884,779  (3,093,450)    (208,671)  5,543,834    (188,715)   5,355,119
Rydex Variable Trust Inverse Government
 Long Bond Strategy Fund.................    266,875  (1,958,255)  (1,691,380)    356,763  (3,760,602)  (3,403,839)
Rydex Variable Trust Nova Fund...........     63,853    (617,994)    (554,141)    167,502  (2,041,228)  (1,873,726)
Rydex Variable Trust Sector Rotation
 Fund....................................     52,158  (1,254,909)  (1,202,751)  2,398,787  (4,788,737)  (2,389,950)
Sentinel Variable Products Balanced Fund.    298,435      (2,931)     295,504          --          --           --
Sentinel Variable Products Bond Fund.....  4,624,597    (126,216)   4,498,381          --          --           --
Sentinel Variable Products Common Stock
 Fund.................................... 19,303,866    (329,790)  18,974,076          --          --           --
Sentinel Variable Products Mid Cap Growth
 Fund....................................    457,232     (14,393)     442,839          --          --           --
Sentinel Variable Products Small Company
 Fund....................................  3,124,825     (44,397)   3,080,428          --          --           --
Templeton Developing Markets Securities
 Fund - Class 2..........................  9,638,565  (5,568,900)   4,069,665   1,724,838  (1,096,013)     628,825
Templeton Foreign Securities Fund -
 Class 2.................................  6,153,639  (8,349,755)  (2,196,116)  3,598,219  (4,139,805)    (541,586)
Templeton Global Asset Allocation Fund -
 Class 2.................................     15,742    (296,045)    (280,303)     31,953    (464,389)    (432,436)

                       PHL VARIABLE ACCUMULATION ACCOUNT

                                             For period ended December 31, 2007  For period ended December 31, 2006
                                             ----------------------------------  ---------------------------------
                                               Units      Units     Net Increase  Units      Units     Net Increase
Subaccount                                     Issued    Redeemed    (Decrease)   Issued    Redeemed    (Decrease)
----------                                   ---------- ----------  ------------ --------- ----------  ------------
Templeton Growth Securities Fund - Class 2.. 22,253,748 (6,642,879)  15,610,869  5,970,007 (5,577,230)     392,777
Van Kampen UIF Equity and Income Portfolio -
 Class II...................................    403,970    (67,513)     336,457    225,801    (41,736)     184,065
Wanger International Select.................  2,174,600 (2,154,587)      20,013  4,518,339 (3,653,645)     864,694
Wanger International Small Cap..............  8,028,001 (7,998,841)      29,160  6,527,611 (9,321,154)  (2,793,543)
Wanger Select...............................  2,075,570 (2,182,584)    (107,014) 2,712,076 (2,051,770)     660,306
Wanger U.S. Smaller Companies...............  1,338,489 (7,076,575)  (5,738,086) 1,938,534 (9,892,663)  (7,954,129)

Note 5--Financial Highlights

   A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying fund) and total return ratios for each of the five years in the periods ended December 31, 2007, 2006, 2005, 2004, and 2003 follows:

                   At December 31,                For the periods ended December 31,
             -------------------------------  -----------------------------------------------
                     Unit Fair Value    Net   Investment
              Units   (Lowest to      Assets    Income   Expense Ratio /2/    Total Return /3/
             (000's)   Highest)       (000's) Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
             ------- ---------------  ------- ---------- ------------------   ----------------
AIM V.I. Capital Appreciation Fund - Class I
   2007..... 26,874  1.01  to   2.60  66,230       --    0.90%   to    1.95%  (2.38%)  to  11.00%
   2006..... 27,149  1.15  to   2.35  60,601     0.07%   0.90%   to    1.95%   3.31%   to   5.35%
   2005..... 20,907  1.10  to   2.24  44,483     0.08%   0.90%   to    1.95%   4.23%   to   7.86%
   2004..... 14,510  1.17  to   2.08  28,566       --    0.75%   to    1.95%   2.28%   to   5.67%
   2003.....  8,357  1.11  to   2.54  15,472       --    0.75%   to    1.95%   1.32%   to  32.69%
AIM V.I. Core Equity Fund - Class I
   2007..... 12,122  1.15  to   1.17  14,048     1.05%   0.90%   to    1.95%   6.00%   to   7.14%
   2006/16/. 14,232  1.08  to   1.09  15,458     0.81%   0.90%   to    1.95%   7.73%   to   8.50%
   2005.....     --    --  to     --      --       --      --    to      --      --    to     --
   2004.....     --    --  to     --      --       --      --    to      --      --    to     --
   2003.....     --    --  to     --      --       --      --    to      --      --    to     --
AIM V.I. Mid Cap Core Equity Fund - Class I
   2007.....  5,350  1.26  to   1.31   6,853     0.20%   0.50%   to    1.95%   7.40%   to  11.30%
   2006.....  6,924  1.17  to   1.21   8,201     0.88%   0.50%   to    1.95%   9.08%   to  10.69%
   2005.....  8,548  1.07  to   1.09   9,222     0.52%   0.50%   to    1.95%   5.53%   to   7.08%
   2004/8/..  7,864  1.02  to   1.02   7,992     2.09%   0.50%   to    1.95%   1.83%   to   1.94%
   2003.....     --    --  to     --      --       --      --    to      --      --    to     --
Alger American Leveraged AllCap Portfolio - Class O
   2007.....  7,444  1.99  to   3.37  16,676       --    0.90%   to    1.95%  30.92%   to  32.33%
   2006.....  9,640  1.51  to   2.55  16,453       --    0.90%   to    1.95%  12.55%   to  18.19%
   2005..... 12,124  1.29  to   2.16  17,219       --    0.90%   to    1.95%   0.18%   to  13.42%
   2004..... 14,690  1.14  to   1.91  19,272       --    0.90%   to    1.95%   6.08%   to   7.21%
   2003..... 13,422  1.07  to   1.79  15,813       --    0.90%   to    1.95%   1.18%   to  33.51%

                       PHL VARIABLE ACCUMULATION ACCOUNT

                   At December 31,                For the periods ended December 31,
             -------------------------------  -----------------------------------------------
                     Unit Fair Value    Net   Investment
              Units   (Lowest to      Assets    Income   Expense Ratio /2/    Total Return /3/
             (000's)   Highest)       (000's) Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
             ------- ---------------  ------- ---------- ------------------   ----------------
DWS Equity 500 Index Fund VIP - Class A
   2007..... 32,498  0.97  to   2.83   82,484    1.52%   0.90%   to    2.25%  (0.14%)  to   4.34%
   2006..... 32,362  1.18  to   2.71   79,149    1.17%   0.90%   to    2.25%  (2.51%)  to  14.49%
   2005..... 25,950  1.04  to   2.37   56,171    1.42%   0.90%   to    2.25%   0.27%   to   5.20%
   2004..... 20,589  1.08  to   2.28   43,545    1.02%   0.50%   to    2.25%  (0.16%)  to   9.60%
   2003..... 13,216  1.11  to   2.49   26,642    0.65%   0.50%   to    1.95%   7.47%   to  27.00%
Federated Fund for U.S. Government Securities II
   2007..... 92,674  1.04  to   2.92  220,849    4.38%   0.50%   to    1.95%   0.33%   to   5.75%
   2006..... 91,224  1.02  to   2.77  209,018    3.86%   0.50%   to    1.95%   0.14%   to   3.62%
   2005..... 72,223  0.99  to   2.69  165,069    3.68%   0.50%   to    1.95%  (0.93%)  to   1.52%
   2004..... 55,859  1.03  to   2.66  129,138    4.18%   0.50%   to    1.95%   1.59%   to   3.09%
   2003..... 43,612  1.01  to   2.59  100,951    3.71%   0.50%   to    1.95%   0.37%   to   2.13%
Federated High Income Bond Fund II - Primary Shares
   2007.....  7,857  0.98  to   3.23   21,296    8.30%   0.75%   to    1.95%  (1.09%)  to   2.65%
   2006.....  8,838  1.12  to   3.14   23,709    8.64%   0.75%   to    1.95%   0.13%   to   9.98%
   2005.....  9,388  1.03  to   2.86   23,182    8.58%   0.75%   to    1.95%   0.66%   to   1.89%
   2004..... 12,797  1.16  to   2.81   31,179    7.96%   0.50%   to    1.95%   8.31%   to   9.63%
   2003..... 14,502  1.07  to   2.57   32,086    7.52%   0.50%   to    1.95%   7.95%   to  21.12%
Fidelity VIP Contrafund(R) Portfolio - Service Class
   2007..... 35,710  1.08  to   3.95  113,863    0.83%   0.90%   to    1.95%  (0.67%)  to  16.45%
   2006..... 35,546  1.24  to   3.40  100,303    1.13%   0.90%   to    1.95%   0.31%   to  10.59%
   2005..... 33,122  1.13  to   3.08   84,975    0.17%   0.90%   to    1.95%   8.64%   to  15.80%
   2004..... 22,931  1.28  to   2.66   51,567    0.21%   0.75%   to    1.95%  10.09%   to  14.30%
   2003..... 15,576  1.13  to   2.50   30,712    0.28%   0.75%   to    1.95%   6.71%   to  33.09%
Fidelity VIP Growth Opportunities Portfolio - Service Class
   2007..... 43,891  1.10  to   2.91  101,935      --    0.90%   to    1.95%  10.35%   to  21.93%
   2006..... 19,629  1.12  to   2.39   42,654    0.39%   0.90%   to    1.95%  (0.42%)  to   4.36%
   2005.....  8,065  1.08  to   2.30   16,245    0.52%   0.90%   to    1.95%   4.93%   to   8.77%
   2004.....  3,263  1.17  to   2.13    5,432    0.44%   0.90%   to    1.95%   4.97%   to   6.10%
   2003.....  2,993  1.11  to   2.01    4,538    0.59%   0.90%   to    1.95%   9.01%   to  28.49%
Fidelity VIP Growth Portfolio - Service Class
   2007..... 19,209  1.16  to   3.70   41,309    0.62%   0.50%   to    1.95%  (2.64%)  to  26.23%
   2006..... 20,603  1.12  to   2.93   36,134    0.29%   0.50%   to    1.95%   3.75%   to   6.20%
   2005..... 24,590  1.07  to   2.76   40,518    0.38%   0.50%   to    1.95%   2.56%   to   5.34%
   2004..... 26,041  1.14  to   2.62   39,498    0.15%   0.50%   to    1.95%  (2.21%)  to   2.75%
   2003..... 21,490  1.12  to   2.55   29,795    0.15%   0.50%   to    1.95%  10.55%   to  32.12%
Fidelity VIP Investment Grade Bond Portfolio - Service Class
   2007/23/. 26,098  1.02  to   1.04   26,891    0.20%   0.90%   to    1.80%   0.71%   to   3.67%
   2006.....     --    --  to     --       --      --      --    to      --      --    to     --
   2005.....     --    --  to     --       --      --      --    to      --      --    to     --
   2004.....     --    --  to     --       --      --      --    to      --      --    to     --
   2003.....     --    --  to     --       --      --      --    to      --      --    to     --

                       PHL VARIABLE ACCUMULATION ACCOUNT

                   At December 31,                 For the periods ended December 31,
             -------------------------------  -----------------------------------------------
                     Unit Fair Value    Net   Investment
              Units   (Lowest to      Assets    Income   Expense Ratio /2/     Total Return /3/
             (000's)   Highest)       (000's) Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
             ------- ---------------  ------- ---------- ------------------   ----------------
Franklin Income Securities Fund - Class 2
   2007.....  44,645 0.96  to   1.14   49,235    2.99%   0.90%   to    1.95%   0.17%  to   2.82%
   2006/21/.   8,119 1.04  to   1.11    8,983    0.68%   0.90%   to    1.95%   3.11%  to  12.87%
   2005.....      --   --  to     --       --      --      --    to      --      --   to     --
   2004.....      --   --  to     --       --      --      --    to      --      --   to     --
   2003.....      --   --  to     --       --      --      --    to      --      --   to     --
Lazard Retirement Small Cap Portfolio - Service Shares
   2007.....   2,585 1.13  to   1.16    2,961      --    0.90%   to    1.95%  (9.02%) to  (8.04%)
   2006.....   3,521 1.24  to   1.26    4,403      --    0.90%   to    1.95%  13.81%  to  15.03%
   2005/10/.   5,103 1.09  to   1.10    5,571      --    0.90%   to    1.95%   1.74%  to  12.13%
   2004.....      --   --  to     --       --      --      --    to      --      --   to     --
   2003.....      --   --  to     --       --      --      --    to      --      --   to     --
Lord Abbett Bond-Debenture Portfolio - Class VC
   2007.....  13,608 1.00  to   1.17   15,669    5.95%   0.90%   to    1.95%  (0.44%) to   5.23%
   2006.....  14,611 1.09  to   1.11   16,072    6.00%   0.90%   to    1.95%   0.62%  to   8.35%
   2005/11/.  15,079 1.02  to   1.02   15,385    7.32%   0.90%   to    1.95%  (0.01%) to   4.69%
   2004.....      --   --  to     --       --      --      --    to      --      --   to     --
   2003.....      --   --  to     --       --      --      --    to      --      --   to     --
Lord Abbett Growth and Income Portfolio - Class VC
   2007..... 132,183 0.97  to   1.25  163,065    1.35%   0.90%   to    1.95%   1.13%  to   3.47%
   2006..... 106,571 1.20  to   1.22  129,362    1.36%   0.90%   to    1.95%   4.41%  to  16.22%
   2005/9/..  91,874 1.04  to   1.05   96,321    1.57%   0.90%   to    1.95%   2.04%  to   8.58%
   2004.....      --   --  to     --       --      --      --    to      --      --   to     --
   2003.....      --   --  to     --       --      --      --    to      --      --   to     --
Lord Abbett Mid-Cap Value Portfolio - Class VC
   2007.....  13,625 0.89  to   1.20   16,172    0.40%   0.90%   to    1.95%  (7.61%) to  (0.33%)
   2006.....  16,132 1.18  to   1.21   19,312    0.46%   0.90%   to    1.95%  (0.35%) to  11.22%
   2005/9/..  19,997 1.07  to   1.09   21,620    0.67%   0.90%   to    1.95%  (0.79%) to  13.48%
   2004.....      --   --  to     --       --      --      --    to      --      --   to     --
   2003.....      --   --  to     --       --      --      --    to      --      --   to     --
Mutual Shares Securities Fund - Class 2
   2007.....  36,007 0.94  to   3.81   83,298    1.35%   0.90%   to    1.95%  (1.65%) to   2.54%
   2006.....  19,109 1.25  to   3.71   53,592    1.24%   0.90%   to    1.95%   0.44%  to  17.32%
   2005.....  13,894 1.08  to   3.16   35,252    0.84%   0.90%   to    1.95%   5.11%  to   9.56%
   2004.....  11,370 1.24  to   2.89   26,137    0.80%   0.75%   to    1.95%   2.50%  to  11.62%
   2003.....   9,655 1.12  to   2.59   19,488    1.03%   0.75%   to    1.95%   8.60%  to  25.57%
Neuberger Berman AMT Fasciano Portfolio - S Class
   2007.....      60 0.95  to   1.01       57      --    0.90%   to    1.80%  (7.36%) to  (0.39%)
   2006/21/.      38 0.96  to   0.97       37      --    0.90%   to    1.80%  (4.34%) to   3.54%
   2005.....      --   --  to     --       --      --      --    to      --      --   to     --
   2004.....      --   --  to     --       --      --      --    to      --      --   to     --
   2003.....      --   --  to     --       --      --      --    to      --      --   to     --

                       PHL VARIABLE ACCUMULATION ACCOUNT

                   At December 31,                 For the periods ended December 31,
             -------------------------------  -----------------------------------------------
                     Unit Fair Value    Net   Investment
              Units   (Lowest to      Assets    Income   Expense Ratio /2/     Total Return /3/
             (000's)   Highest)       (000's) Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
             ------- ---------------  ------- ---------- ------------------   ----------------
Neuberger Berman AMT Guardian Portfolio - S Class
   2007.....  26,191 0.98  to   1.12   28,314    0.46%   0.90%   to    1.80%   0.12%  to   7.33%
   2006/21/.     506 1.04  to   1.06      534    1.29%   0.90%   to    1.65%   4.35%  to  15.67%
   2005.....      --   --  to     --       --      --      --    to      --      --   to     --
   2004.....      --   --  to     --       --      --      --    to      --      --   to     --
   2003.....      --   --  to     --       --      --      --    to      --      --   to     --
Oppenheimer Capital Appreciation Fund/VA - Service Shares
   2007.....     768 1.13  to   1.16      877    0.01%   0.90%   to    1.80%   8.47%  to  12.83%
   2006/22/.     369 1.01  to   1.03      375      --    0.90%   to    1.80%   1.62%  to  12.46%
   2005.....      --   --  to     --       --      --      --    to      --      --   to     --
   2004.....      --   --  to     --       --      --      --    to      --      --   to     --
   2003.....      --   --  to     --       --      --      --    to      --      --   to     --
Oppenheimer Global Securities Fund/VA - Service Shares
   2007.....   2,068 0.97  to   1.12    2,284    0.94%   0.90%   to    1.95%  (4.89%) to   5.12%
   2006/17/.   1,094 1.06  to   1.07    1,162      --    0.90%   to    1.95%   4.31%  to  14.51%
   2005.....      --   --  to     --       --      --      --    to      --      --   to     --
   2004.....      --   --  to     --       --      --      --    to      --      --   to     --
   2003.....      --   --  to     --       --      --      --    to      --      --   to     --
Oppenheimer Main Street Small Cap Fund/VA - Service Shares
   2007.....  21,420 0.89  to   1.01   20,465    0.03%   0.90%   to    1.80%  (7.27%) to  (2.28%)
   2006/20/.     423 0.99  to   1.04      423      --    0.90%   to    1.80%  (2.92%) to  12.11%
   2005.....      --   --  to     --       --      --      --    to      --      --   to     --
   2004.....      --   --  to     --       --      --      --    to      --      --   to     --
   2003.....      --   --  to     --       --      --      --    to      --      --   to     --
Phoenix Capital Growth Series
   2007.....  59,946 1.11  to   2.24   85,557    0.25%   0.90%   to    1.95%   8.58%  to   9.75%
   2006.....  74,964 1.02  to   2.04   97,738    0.24%   0.90%   to    1.95%   1.21%  to   8.04%
   2005.....  70,294 1.01  to   2.00   86,963    0.06%   0.90%   to    1.95%   1.70%  to   2.78%
   2004.....  93,245 0.99  to   1.95  112,519    0.81%   0.90%   to    1.95%   2.92%  to   4.03%
   2003..... 112,105 0.95  to   1.88  129,578    0.10%   0.90%   to    1.95%   3.31%  to  25.35%
Phoenix Growth and Income Series
   2007.....  43,261 0.98  to   3.45  102,198    0.94%   0.75%   to    1.95%  (2.83%) to   5.85%
   2006.....  49,152 1.19  to   3.26  108,401    1.15%   0.75%   to    1.95%   2.98%  to  16.31%
   2005.....  48,900 1.03  to   2.80   90,058    1.08%   0.75%   to    1.95%  (0.36%) to   4.55%
   2004.....  52,223 1.20  to   2.69   87,702    1.31%   0.75%   to    1.95%   8.32%  to   9.65%
   2003.....  42,548 1.10  to   2.45   61,415    1.17%   0.75%   to    1.95%   2.21%  to  26.32%
Phoenix Mid-Cap Growth Series
   2007.....  17,049 1.09  to   2.69   32,697      --    0.90%   to    1.95%  (3.16%) to  20.70%
   2006.....  22,323 1.07  to   2.23   36,076      --    0.90%   to    1.95%  (1.37%) to   3.20%
   2005.....  12,410 1.05  to   2.16   20,151      --    0.90%   to    1.95%  (0.87%) to   3.24%
   2004.....  18,284 1.12  to   2.10   29,040      --    0.90%   to    1.95%   4.64%  to   5.76%
   2003.....  19,554 1.07  to   1.99   28,900      --    0.90%   to    1.95%   2.47%  to  27.67%

                       PHL VARIABLE ACCUMULATION ACCOUNT

                  At December 31,                 For the periods ended December 31,
            -------------------------------  ------------------------------------------------
                    Unit Fair Value    Net   Investment
             Units   (Lowest to      Assets    Income   Expense Ratio /2/     Total Return /3/
            (000's)   Highest)       (000's) Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
            ------- ---------------  ------- ---------- ------------------   -----------------
Phoenix Money Market Series
   2007.... 41,913  1.02  to   2.41   81,064    4.77%   0.75%   to    1.95%    0.11%  to   4.09%
   2006.... 37,587  1.02  to   2.32   69,317    4.35%   0.75%   to    1.95%    0.00%* to   3.63%
   2005.... 31,115  1.00  to   2.24   56,230    2.53%   0.75%   to    1.95%    0.00%  to   1.81%
   2004.... 36,553  0.99  to   2.20   61,979    0.77%   0.75%   to    2.25%   (1.47%) to   0.04%
   2003.... 41,970  1.00  to   2.20   77,573    0.68%   0.75%   to    2.25%   (1.58%) to  (0.07%)
Phoenix Multi-Sector Fixed Income Series
   2007.... 51,838  1.00  to   3.29  124,807    5.71%   0.50%   to    1.95%    1.68%  to   3.19%
   2006.... 43,905  1.06  to   3.20  111,464    5.34%   0.50%   to    1.95%   (0.42%) to   6.31%
   2005.... 46,104  1.01  to   3.02  109,741    4.82%   0.50%   to    1.95%   (0.40%) to   1.28%
   2004.... 48,826  1.11  to   2.99  112,833    6.18%   0.50%   to    1.95%    3.49%  to   6.17%
   2003.... 39,784  1.06  to   2.83   82,061    6.72%   0.75%   to    1.95%    0.25%  to  13.72%
Phoenix Multi-Sector Short Term Bond Series
   2007.... 25,954  1.01  to   1.16   29,323    5.08%   0.90%   to    1.95%   (0.16%) to   3.05%
   2006.... 29,621  1.05  to   1.13   32,637    4.51%   0.90%   to    1.95%    3.66%  to   4.77%
   2005.... 32,571  1.01  to   1.07   34,440    3.73%   0.90%   to    1.95%   (0.87%) to   0.45%
   2004.... 28,678  1.04  to   1.07   30,379    4.41%   0.75%   to    1.95%    2.04%  to   4.39%
   2003/5/. 17,461  1.02  to   1.03   17,859    5.05%   0.75%   to    1.95%    0.12%  to   5.00%
Phoenix Strategic Allocation Series
   2007.... 26,152  1.00  to   3.03   63,031    2.53%   0.75%   to    1.95%   (1.25%) to   5.19%
   2006.... 32,980  1.27  to   2.88   76,077    2.50%   0.75%   to    1.95%   10.50%  to  11.85%
   2005.... 44,235  1.14  to   2.58   91,736    2.28%   0.75%   to    1.95%   (1.80%) to   1.03%
   2004.... 56,804  1.14  to   2.55  116,772    2.58%   0.75%   to    1.95%    5.36%  to   6.65%
   2003.... 64,416  1.08  to   2.39  123,911    2.66%   0.75%   to    1.95%    4.65%  to  18.79%
Phoenix-Aberdeen International Series
   2007.... 92,535  1.05  to   5.21  316,871    1.68%   0.50%   to    1.95%    5.66%  to  14.37%
   2006.... 74,181  1.49  to   4.56  245,476    2.59%   0.50%   to    1.95%    0.55%  to  26.74%
   2005.... 28,619  1.19  to   3.59   63,545    4.47%   0.50%   to    1.95%    6.72%  to  17.98%
   2004.... 29,312  1.40  to   3.05   53,620    2.92%   0.50%   to    1.95%   15.17%  to  20.18%
   2003.... 25,479  1.18  to   2.53   38,468    1.92%   0.50%   to    1.95%   10.60%  to  41.66%
Phoenix-Alger Small-Cap Growth Series
   2007....  7,195  1.06  to   4.83   33,407      --    0.75%   to    1.95%   (4.53%) to  15.05%
   2006....  8,834  1.36  to   4.22   35,811    0.02%   0.75%   to    1.95%   10.22%  to  18.56%
   2005....  4,478  1.16  to   3.56   15,539      --    0.75%   to    1.95%   (2.25%) to  16.43%
   2004....  4,344  1.15  to   3.10   13,185      --    0.75%   to    1.95%   (9.64%) to   1.36%
   2003....  2,544  1.15  to   3.06    7,643      --    0.75%   to    1.95%   (3.45%) to  53.14%
Phoenix-Duff & Phelps Real Estate Securities Series
   2007.... 19,614  0.87  to   7.73   82,754    1.27%   0.50%   to    1.95%  (17.36%) to  (1.65%)
   2006.... 17,101  1.48  to   9.25  110,320    1.34%   0.50%   to    1.95%    9.68%  to  36.38%
   2005.... 15,797  1.10  to   6.81   76,155    1.74%   0.50%   to    1.95%    0.03%  to  14.52%
   2004.... 15,493  1.55  to   5.97   66,800    2.50%   0.50%   to    1.95%   27.28%  to  34.02%
   2003.... 14,497  1.17  to   4.47   47,159    3.40%   0.50%   to    1.95%   14.00%  to  39.52%

                       PHL VARIABLE ACCUMULATION ACCOUNT

                   At December 31,                For the periods ended December 31,
             -------------------------------  -----------------------------------------------
                     Unit Fair Value    Net   Investment
              Units   (Lowest to      Assets    Income   Expense Ratio /2/    Total Return /3/
             (000's)   Highest)       (000's) Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
             ------- ---------------  ------- ---------- ------------------   ----------------
Phoenix-S&P Dynamic Asset Allocation Series: Aggressive Growth
   2007..... 15,697  0.99  to   1.20  18,345     1.58%   0.90%   to    1.80%  (1.91%)  to   7.47%
   2006/13/.  8,086  1.11  to   1.12   8,997     2.36%   0.90%   to    1.80%   1.29%   to  14.96%
   2005.....     --    --  to     --      --       --      --    to      --      --    to     --
   2004.....     --    --  to     --      --       --      --    to      --      --    to     --
   2003.....     --    --  to     --      --       --      --    to      --      --    to     --
Phoenix-S&P Dynamic Asset Allocation Series: Growth
   2007..... 22,556  1.00  to   1.17  25,711     2.22%   0.90%   to    1.80%   4.03%   to   7.68%
   2006/15/.  7,937  1.04  to   1.09   8,616     1.94%   0.90%   to    1.80%   0.83%   to  10.56%
   2005.....     --    --  to     --      --       --      --    to      --      --    to     --
   2004.....     --    --  to     --      --       --      --    to      --      --    to     --
   2003.....     --    --  to     --      --       --      --    to      --      --    to     --
Phoenix-S&P Dynamic Asset Allocation Series: Moderate
   2007.....  5,508  1.03  to   1.12   6,089     3.47%   0.90%   to    1.95%  (0.43%)  to   7.00%
   2006/14/.  2,949  1.03  to   1.05   3,075     4.46%   0.90%   to    1.95%   0.05%   to   6.87%
   2005.....     --    --  to     --      --       --      --    to      --      --    to     --
   2004.....     --    --  to     --      --       --      --    to      --      --    to     --
   2003.....     --    --  to     --      --       --      --    to      --      --    to     --
Phoenix-S&P Dynamic Asset Allocation Series: Moderate Growth
   2007..... 12,702  1.01  to   1.16  14,429     2.54%   0.90%   to    1.95%  (2.09%)  to   7.52%
   2006/12/.  6,417  1.04  to   1.08   6,886     3.72%   0.90%   to    1.95%   2.55%   to  10.27%
   2005.....     --    --  to     --      --       --      --    to      --      --    to     --
   2004.....     --    --  to     --      --       --      --    to      --      --    to     --
   2003.....     --    --  to     --      --       --      --    to      --      --    to     --
Phoenix-Sanford Bernstein Mid-Cap Value Series
   2007..... 26,418  0.88  to   5.57  81,392     0.14%   0.50%   to    1.95%  (5.76%)  to   2.51%
   2006..... 19,888  1.20  to   5.53  71,158     0.42%   0.50%   to    1.95%   6.75%   to  14.34%
   2005..... 20,477  1.06  to   4.87  65,289     0.11%   0.50%   to    1.95%  (1.55%)  to   7.19%
   2004..... 20,613  1.42  to   4.58  61,042     0.18%   0.50%   to    1.95%  18.06%   to  19.80%
   2003..... 18,073  1.20  to   3.85  42,763     0.21%   0.50%   to    1.95%  16.68%   to  40.27%
Phoenix-Sanford Bernstein Small-Cap Value Series
   2007..... 10,590  0.88  to   4.66  41,422       --    0.90%   to    1.95%  (9.58%)  to   1.07%
   2006..... 11,112  1.23  to   4.80  45,913     0.23%   0.90%   to    1.95%   9.44%   to  15.70%
   2005..... 10,407  1.07  to   4.15  38,467       --    0.90%   to    1.95%   0.56%   to   6.50%
   2004..... 10,631  1.48  to   3.90  37,411       --    0.75%   to    1.95%  10.85%   to  21.57%
   2003.....  8,866  1.23  to   3.21  26,107       --    0.90%   to    1.95%  20.19%   to  42.57%
Phoenix-Van Kampen Comstock Series
   2007..... 16,095  0.89  to   3.38  40,472     1.50%   0.50%   to    1.95%  (6.46%)  to   7.62%
   2006..... 19,855  1.25  to   3.49  51,685     1.64%   0.50%   to    1.95%  10.13%   to  20.30%
   2005..... 24,577  1.24  to   2.91  53,686     1.10%   0.50%   to    1.95%  (1.86%)  to   4.90%
   2004..... 34,361  1.20  to   2.79  70,474     0.97%   0.50%   to    1.95%  10.71%   to  11.90%
   2003..... 26,606  1.08  to   2.49  48,713     0.94%   0.90%   to    1.95%   4.39%   to  22.76%

                       PHL VARIABLE ACCUMULATION ACCOUNT

                   At December 31,                 For the periods ended December 31,
             -------------------------------  ------------------------------------------------
                     Unit Fair Value    Net   Investment
              Units   (Lowest to      Assets    Income   Expense Ratio /2/     Total Return /3/
             (000's)   Highest)       (000's) Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
             ------- ---------------  ------- ---------- ------------------   -----------------
Phoenix-Van Kampen Equity 500 Index Series
   2007..... 27,275  0.96  to   2.50  55,307     1.27%   0.90%   to    2.25%   (3.16%) to   5.71%
   2006..... 32,875  1.17  to   2.41  64,412     1.34%   0.90%   to    2.25%    3.06%  to  13.19%
   2005..... 28,548  1.22  to   2.13  49,041     1.22%   0.90%   to    2.25%   (4.47%) to   2.76%
   2004..... 35,053  1.20  to   2.08  58,129     1.47%   0.90%   to    2.25%    3.40%  to   8.85%
   2003..... 34,336  1.11  to   1.91  51,046     1.17%   0.90%   to    2.25%   10.77%  to  25.09%
PIMCO VIT CommodityRealReturn Strategy Portfolio - Advisor Class
   2007..... 17,690  1.14  to   1.21  20,489     7.30%   0.90%   to    1.95%    8.44%  to  22.03%
   2006/17/.    481  0.95  to   1.00     461    15.20%   0.90%   to    1.80%   (7.64%) to  (3.51%)
   2005.....     --    --  to     --      --       --      --    to      --       --   to     --
   2004.....     --    --  to     --      --       --      --    to      --       --   to     --
   2003.....     --    --  to     --      --       --      --    to      --       --   to     --
PIMCO VIT Real Return Portfolio - Advisor Class
   2007.....  1,695  1.08  to   1.11   1,868     4.53%   0.90%   to    1.80%   (0.17%) to  10.49%
   2006/20/.    522  1.00  to   1.02     530     4.51%   1.10%   to    1.80%   (1.72%) to   2.65%
   2005.....     --    --  to     --      --       --      --    to      --       --   to     --
   2004.....     --    --  to     --      --       --      --    to      --       --   to     --
   2003.....     --    --  to     --      --       --      --    to      --       --   to     --
PIMCO VIT Total Return Portfolio - Advisor Class
   2007.....  5,146  1.07  to   1.11   5,684     4.71%   0.90%   to    1.85%   (0.72%) to   7.65%
   2006/18/.  5,355  1.01  to   1.04   5,526     4.56%   0.90%   to    1.85%   (1.22%) to   4.15%
   2005.....     --    --  to     --      --       --      --    to      --       --   to     --
   2004.....     --    --  to     --      --       --      --    to      --       --   to     --
   2003.....     --    --  to     --      --       --      --    to      --       --   to     --
Rydex Variable Trust Inverse Government Long Bond Strategy Fund
   2007.....  3,315  0.77  to   0.89   2,870     3.77%   0.90%   to    1.95%   (6.38%) to   3.57%
   2006.....  5,007  0.82  to   0.94   4,597     3.12%   0.90%   to    1.95%    6.01%  to   7.14%
   2005.....  8,410  0.77  to   0.88   7,228       --    0.90%   to    1.95%   (7.08%) to  (6.09%)
   2004.....  9,679  0.83  to   0.93   8,918       --    0.90%   to    1.95%  (12.41%) to  (7.00%)
   2003/6/..  5,403  0.94  to   1.05   5,669       --    0.90%   to    1.95%   (5.81%) to   9.53%
Rydex Variable Trust Nova Fund
   2007.....  1,299  1.61  to   1.69   2,140     1.16%   0.90%   to    1.95%   (0.85%) to   0.21%
   2006.....  1,853  1.62  to   1.68   3,056     0.93%   0.90%   to    1.95%    0.95%  to  18.20%
   2005.....  3,727  1.35  to   1.43   5,223     0.37%   0.90%   to    1.95%    1.95%  to   6.03%
   2004.....  3,860  1.32  to   1.38   5,278     0.05%   0.90%   to    1.95%   10.83%  to  13.59%
   2003/4/..  2,921  1.17  to   1.22   3,545       --    0.90%   to    1.85%    2.37%  to  20.71%
Rydex Variable Trust Sector Rotation Fund
   2007.....  2,339  1.78  to   1.92   4,392       --    0.90%   to    1.95%    4.16%  to  21.64%
   2006.....  3,541  1.22  to   1.58   5,490       --    0.90%   to    1.95%   (0.47%) to  10.39%
   2005.....  5,931  1.35  to   1.43   8,350       --    0.90%   to    1.95%   11.50%  to  12.69%
   2004.....  2,414  1.20  to   1.27   3,034       --    0.90%   to    1.95%    5.09%  to  12.91%
   2003/4/..  2,363  1.10  to   1.16   2,724       --    0.90%   to    1.80%    0.46%  to  16.17%

                       PHL VARIABLE ACCUMULATION ACCOUNT

                   At December 31,                 For the periods ended December 31,
             -------------------------------  -----------------------------------------------
                     Unit Fair Value    Net   Investment
              Units   (Lowest to      Assets    Income   Expense Ratio /2/     Total Return /3/
             (000's)   Highest)       (000's) Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
             ------- ---------------  ------- ---------- ------------------   ----------------
Sentinel Variable Products Balanced Fund
   2007/26/.    296  1.02  to   1.02     301    11.05%   1.10%   to    1.38%  (2.99%) to  (1.98%)
   2006.....     --    --  to     --      --       --      --    to      --      --   to     --
   2005.....     --    --  to     --      --       --      --    to      --      --   to     --
   2004.....     --    --  to     --      --       --      --    to      --      --   to     --
   2003.....     --    --  to     --      --       --      --    to      --      --   to     --
Sentinel Variable Products Bond Fund
   2007/24/.  4,498  1.02  to   1.02   4,587    28.15%   0.90%   to    1.80%   1.33%  to   3.07%
   2006.....     --    --  to     --      --       --      --    to      --      --   to     --
   2005.....     --    --  to     --      --       --      --    to      --      --   to     --
   2004.....     --    --  to     --      --       --      --    to      --      --   to     --
   2003.....     --    --  to     --      --       --      --    to      --      --   to     --
Sentinel Variable Products Common Stock Fund
   2007/24/. 18,974  1.02  to   1.02  19,401     7.76%   0.90%   to    1.80%  (4.21%) to   0.87%
   2006.....     --    --  to     --      --       --      --    to      --      --   to     --
   2005.....     --    --  to     --      --       --      --    to      --      --   to     --
   2004.....     --    --  to     --      --       --      --    to      --      --   to     --
   2003.....     --    --  to     --      --       --      --    to      --      --   to     --
Sentinel Variable Products Mid Cap Growth Fund
   2007/25/.    443  1.08  to   1.08     477       --    0.90%   to    1.80%  (2.66%) to   1.53%
   2006.....     --    --  to     --      --       --      --    to      --      --   to     --
   2005.....     --    --  to     --      --       --      --    to      --      --   to     --
   2004.....     --    --  to     --      --       --      --    to      --      --   to     --
   2003.....     --    --  to     --      --       --      --    to      --      --   to     --
Sentinel Variable Products Small Company Fund
   2007/24/.  3,080  1.00  to   1.01   3,096     4.01%   0.90%   to    1.80%  (6.63%) to   0.07%
   2006.....     --    --  to     --      --       --      --    to      --      --   to     --
   2005.....     --    --  to     --      --       --      --    to      --      --   to     --
   2004.....     --    --  to     --      --       --      --    to      --      --   to     --
   2003.....     --    --  to     --      --       --      --    to      --      --   to     --
Templeton Developing Markets Securities Fund - Class 2
   2007.....  7,287  1.15  to   6.90  16,657     2.03%   0.90%   to    1.95%  (3.62%) to  28.59%
   2006.....  3,217  1.06  to   5.43   5,724     1.07%   0.90%   to    1.80%   0.88%  to  26.94%
   2005.....  2,588  1.09  to   3.50   3,634     1.30%   0.90%   to    1.60%  25.40%  to  26.28%
   2004.....  3,214  0.87  to   2.77   3,557     1.81%   0.90%   to    1.60%   5.78%  to  23.59%
   2003.....  4,064  0.70  to   2.77   3,591     1.17%   0.90%   to    1.60%  50.55%  to  51.62%
Templeton Foreign Securities Fund - Class 2
   2007..... 13,558  1.05  to   4.42  40,633     2.06%   0.50%   to    1.95%   1.02%  to  14.88%
   2006..... 15,754  1.32  to   3.85  41,893     1.24%   0.50%   to    1.95%   3.00%  to  20.84%
   2005..... 16,296  1.11  to   3.19  35,750     1.19%   0.50%   to    1.95%   4.77%  to   9.62%
   2004..... 16,494  1.36  to   2.91  31,997     1.06%   0.50%   to    1.95%  11.51%  to  17.94%
   2003..... 14,981  1.16  to   2.46  23,427     1.68%   0.50%   to    1.95%   8.87%  to  32.63%

                       PHL VARIABLE ACCUMULATION ACCOUNT

                   At December 31,                For the periods ended December 31,
             -------------------------------  -----------------------------------------------
                     Unit Fair Value    Net   Investment
              Units   (Lowest to      Assets    Income   Expense Ratio /2/    Total Return /3/
             (000's)   Highest)       (000's) Ratio /1/  (Lowest to Highest)  (Lowest to Highest)
             ------- ---------------  ------- ---------- ------------------   ----------------
Templeton Global Asset Allocation Fund - Class 2
   2007.....  2,127  2.19  to   3.72    4,844   17.59%   0.90%   to    1.60%   8.24%   to   9.02%
   2006.....  2,408  2.02  to   3.41    5,056    7.06%   0.90%   to    1.60%  19.18%   to  20.03%
   2005.....  2,840  1.69  to   2.84    4,982    3.68%   0.90%   to    1.60%   1.90%   to   2.63%
   2004.....  3,504  1.65  to   2.77    6,030    2.82%   0.90%   to    1.60%  13.87%   to  14.68%
   2003.....  4,340  1.45  to   2.42    6,504    2.58%   0.90%   to    1.60%  29.84%   to  30.77%
Templeton Growth Securities Fund - Class 2
   2007..... 33,792  0.95  to   3.81   74,605    1.25%   0.75%   to    1.95%  (0.78%)  to   1.80%
   2006..... 18,181  1.30  to   3.76   48,506    1.28%   0.75%   to    1.95%  10.08%   to  20.90%
   2005..... 17,788  1.41  to   3.12   40,604    1.15%   0.75%   to    1.95%   2.80%   to   8.05%
   2004..... 19,028  1.32  to   2.90   39,699    1.22%   0.75%   to    1.95%  13.76%   to  15.16%
   2003..... 19,585  1.15  to   2.53   35,681    1.50%   0.75%   to    1.95%   8.13%   to  33.82%
Van Kampen UIF Equity and Income Portfolio - Class II
   2007.....    521  0.96  to   1.10      560    1.49%   0.90%   to    1.80%  (3.28%)  to   2.43%
   2006/19/.    184  1.03  to   1.07      197    0.25%   0.90%   to    1.80%   0.63%   to  11.06%
   2005.....     --    --  to     --       --      --      --    to      --      --    to     --
   2004.....     --    --  to     --       --      --      --    to      --      --    to     --
   2003.....     --    --  to     --       --      --      --    to      --      --    to     --
Wanger International Select
   2007.....  6,225  1.09  to   5.90   26,318    0.70%   0.90%   to    1.95%  (4.28%)  to  20.68%
   2006.....  6,205  1.55  to   4.89   22,576    0.30%   0.90%   to    1.95%   7.84%   to  34.78%
   2005.....  5,340  1.16  to   3.63   14,782    1.97%   0.90%   to    1.95%   8.99%   to  16.12%
   2004.....  5,295  1.83  to   3.15   12,223    0.33%   0.90%   to    1.95%   2.86%   to  24.94%
   2003.....  5,475  1.49  to   2.55   10,408    0.29%   0.75%   to    1.95%  12.89%   to  39.97%
Wanger International Small Cap
   2007..... 30,013  1.03  to   6.91  145,767    0.87%   0.50%   to    1.95%   1.77%   to  15.73%
   2006..... 29,983  1.57  to   5.97  137,774    0.57%   0.50%   to    1.95%  15.04%   to  36.48%
   2005..... 32,777  1.17  to   4.38  111,676    1.04%   0.50%   to    1.95%   4.90%   to  20.92%
   2004..... 35,956  1.59  to   3.62  103,180    0.70%   0.50%   to    1.95%  19.04%   to  29.62%
   2003..... 37,064  1.24  to   2.79   83,580    0.30%   0.50%   to    1.95%  11.28%   to  48.12%
Wanger Select
   2007.....  7,203  0.94  to   5.31   29,092      --    0.90%   to    1.95%  (6.43%)  to   8.40%
   2006.....  7,310  1.33  to   4.90   27,833    0.36%   0.90%   to    1.95%  12.14%   to  18.63%
   2005.....  6,650  1.13  to   4.13   20,910      --    0.90%   to    1.95%   8.34%   to  10.01%
   2004.....  6,883  1.25  to   3.78   19,854      --    0.75%   to    1.95%   7.50%   to  18.23%
   2003.....  5,538  1.06  to   3.21   13,348      --    0.90%   to    1.95%   2.89%   to  29.55%
Wanger U.S. Smaller Companies
   2007..... 24,932  0.95  to   4.35   92,825      --    0.50%   to    1.95%  (5.79%)  to   4.86%
   2006..... 30,670  1.16  to   4.15  110,681    0.24%   0.50%   to    1.95%   0.11%   to   7.34%
   2005..... 38,624  1.09  to   3.86  131,368      --    0.50%   to    1.95%   4.99%   to  10.70%
   2004..... 46,105  1.34  to   3.49  143,130      --    0.50%   to    1.95%  12.12%   to  17.74%
   2003..... 50,151  1.15  to   2.96  133,745      --    0.50%   to    1.95%   9.31%   to  45.47%

                       PHL VARIABLE ACCUMULATION ACCOUNT

--------
*  Amount is less than 0.005%

/1 /The investment income ratios represent the annualized dividends, excluding distributions of capital gains, received by the Investment Option from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the daily average net assets. These ratios exclude those expenses, such as mortality and expense charges that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the Investment Option is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Option invests.

/2/ The expense ratios represent the annualized contract expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

/3/ The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. Total return is presented as the minimum and maximum return for the units invested in the Investment Option. While the Investment Option may be active in a given year, certain units may be initiated during the year. The corresponding return on those units, which is for the partial year, may cause the minimum and maximum total return for all the units in that Investment Option to deviate outside the range of the expense ratios presented.

/4  /From inception June 3, 2003 to December 31, 2003.

/5/  From inception June 4, 2003 to December 31, 2003.

/6/  From inception June 5, 2003 to December 31, 2003.

/7/  From inception June 22, 2004 to December 31, 2004.

/8/  From inception December 3, 2004 to December 31, 2004.

/9/  From inception April 22, 2005 to December 31, 2005.

/10/ From inception April 28, 2005 to December 31, 2005.

/11/ From inception April 29, 2005 to December 31, 2005.

/12/ From inception February 9, 2006 to December 31, 2006.

/13/ From inception February 14, 2006 to December 31, 2006.

/14/ From inception February 17, 2006 to December 31, 2006.

/15/ From inception March 10, 2006 to December 31, 2006.

/16/ From inception April 28, 2006 to December 31, 2006.

/17/ From inception May 3, 2006 to December 31, 2006.

/18/ From inception May 4, 2006 to December 31, 2006.

/19/ From inception May 8, 2006 to December 31, 2006.

                       PHL VARIABLE ACCUMULATION ACCOUNT

/20/ From inception May 9, 2006 to December 31, 2006.

/21/ From inception May 10, 2006 to December 31, 2006.

/22/ From inception May 18, 2006 to December 31, 2006.

/23/ From inception January 29, 2007 to December 31, 2007.

/24/ From inception September 11, 2007 to December 31, 2007.

/25/ From inception October 1, 2007 to December 31, 2007.

/26/ From inception October 10, 2007 to December 31, 2007.

Note 6--Fees and Related Party Transactions

   Phoenix and its affiliate, Phoenix Equity Planning Corporation ("PEPCO"), a registered broker/dealer in securities, provide all services to the Separate Account. PEPCO is the principal underwriter and distributor for the Separate Account.

   Certain fees are deducted from the Contracts. To understand all of the charges that are assessed for your individual policy you should refer to your policy contract provided to you at issue or the most recent product prospectus provided to you annually. Those fees are described below:

A) Contract Maintenance Charges

   The Separate Account is assessed periodic Contract Maintenance Charges which are designed to compensate PHL Variable for certain costs associated with maintenance. These expenses are included in a separate line item entitled "Contract Maintenance Charges" in the accompanying statements of changes in net assets. The total aggregate expense for the periods ended December 31, 2007 and 2006 were $8,662,781 and $6,048,261, respectively. The charges assessed the Separate Account for Contract Maintenance Charges are outlined as follows:

   Administration Charge - Phoenix will make deductions to cover administrative expenses at a maximum annual rate of $35.

   Policy Surrender Charge - In accordance with terms of the contracts, Phoenix makes deductions for surrender charges. Because a policy's account value and policy duration may vary, the surrender charge may also vary.

   Other Charges - Phoenix may deduct other costs depending on the policy terms.

   All of the above expenses are taken out as a redemption of units.

B) Optional Rider and Benefit Charges

   Phoenix may deduct other charges and fees based on the selection of Other Optional Policy Benefits and Riders. These expenses are included in a separate line item entitled "Transfers for contract benefits and terminations" in the accompanying statements of changes in net assets. This expense is taken out as a redemption of units.

                       PHL VARIABLE ACCUMULATION ACCOUNT

C) Mortality and Expense Fee and Administration Fee charges

   Phoenix will make deductions at a maximum rate of 2.25% of the contracts value for the mortality and expense risks and 0.125% for administration fees, which the company undertakes. These expenses are included in separate line items "Mortality and Expense Fees" and "Administration Fees" in the accompanying statements of operations. The total aggregate expense for the periods ended December 31, 2007 and 2006 were $35,805,385 and $25,040,784, respectively. This expense is taken out as a reduction of unit values.

Note 7--Distribution of Net Income

   The Separate Account does not declare distributions to participants from accumulated net income. The accumulated net income is distributed to participants as part of withdrawals of amounts in the form of surrenders, death benefits, transfers or annuity payments in excess of net purchase payments.

Note 8--Diversification Requirements

   Under the provisions of Section 817(h) of the Internal Revenue Code of 1986 (the "Code") as amended, a variable contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. Each investment option is required to satisfy the requirements of Section 817(h). The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either the statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

   PHL Variable intends that each of the investment options shall comply with the diversification requirements and, in the event of any failure to comply, will take immediate corrective action to assure compliance.

Note 9--Liquidations and Mergers

   On October 20, 2006, the Growth and Income Series acquired all of the net assets of the Phoenix-Kayne Rising Dividends Series ("Kayne Rising Dividends") pursuant to an Agreement and Plan of Reorganization approved by the Kayne Rising Dividends shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 835,783 shares of Growth and Income outstanding on October 20, 2006 and valued at $11,722,358 for 1,002,388 shares of Kayne Rising Dividends outstanding on October 20, 2006. Kayne Rising Dividend's net assets of $11,722,362, including $1,654,538 of net unrealized appreciation were combined with those of Growth and Income. The aggregate net assets of Growth and Income immediately after the merger were $163,685,403.

   On October 20, 2006, the Aberdeen International Series acquired all of the net assets of the Phoenix-Lazard International Equity Select Series ("Lazard International Equity Select") pursuant to an Agreement and Plan of Reorganization approved by the Lazard International Equity Select shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 10,426,631 shares of Aberdeen International outstanding on October 20, 2006 and valued at $175,009,666 for 10,514,476 shares of Lazard International Equity Select outstanding on October 20, 2006. Lazard International Equity Select's net assets of $175,009,669, including $33,022,037 of net unrealized appreciation were combined with those of Aberdeen International. The aggregate net assets of Aberdeen International immediately after the merger were $389,209,267.

                       PHL VARIABLE ACCUMULATION ACCOUNT

   On October 27, 2006, the Capital Growth Series acquired all of the net assets of the Phoenix-AIM Growth Series ("AIM Growth") pursuant to an Agreement and Plan of Reorganization approved by the AIM Growth shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 3,996,273 shares of Capital Growth outstanding on October 27, 2006 and valued at $61,016,844 for 8,399,603 shares of AIM Growth outstanding on October 27, 2006. AIM Growth's net assets of $61,016,844, including $8,256,215 of net unrealized appreciation were combined with those of Capital Growth. The aggregate net assets of Capital Growth immediately after the merger were $452,685,507.

   On October 27, 2006, the Mid-Cap Growth Series acquired all of the net assets of the Phoenix Strategic Theme Series ("Strategic Theme") pursuant to an Agreement and Plan of Reorganization approved by the Strategic Theme shareholders on October 5, 2006. The acquisition was accomplished by a tax-free exchange of 3,950,319 shares of Mid-Cap Growth outstanding on October 27, 2006 and valued at $53,113,639 for 4,883,118 shares of Strategic Theme outstanding on October 27, 2006. Strategic Theme's net assets of $53,113,639, including $7,454,917 of net unrealized appreciation were combined with those of Mid-Cap Growth. The aggregate net assets of Mid-Cap Growth immediately after the merger were $98,521,888.

   On October 27, 2006, the Alger Small-Cap Growth Series acquired all of the net assets of the Phoenix-Engemann Small-Cap Growth Series ("Engemann Small-Cap Growth") and the Phoenix-Kayne Small-Cap Quality Value Series ("Kayne Small-Cap Quality Value") pursuant to an Agreement and Plan of Reorganization approved by the Engemann Small-Cap Growth and Kayne Small-Cap Quality Value shareholders on October 26, 2006. The acquisition was accomplished by a tax-free exchange of 1,912,431 shares of Alger Small-Cap Growth outstanding on October 27, 2006 and valued at $34,546,959 for 2,108,424 shares of Engemann Small-Cap Growth valued at $16,831,325 and 1,054,130 shares of Kayne Small-Cap Quality Value valued at $17,715,634. Engemann Small-Cap Growth's net assets of $16,831,325, including $4,238,547 of net unrealized appreciation and Kayne Small-Cap Quality Value's net assets of $17,715,634, including $4,213,331 of net unrealized appreciation were combined with those of Alger Small-Cap Growth. The aggregate net assets of Alger Small-Cap Growth immediately after the merger were $59,092,472.

   On October 27, 2006, the Van Kampen Equity 500 Index Series acquired all of the net assets of the Phoenix-Northern Dow 30 Series ("Northern Dow 30") and the Phoenix-Northern Nasdaq-100 Index(R) Series ("Northern Nasdaq-100 Index(R)") pursuant to an Agreement and Plan of Reorganization approved by the Northern Dow 30 and Northern Nasdaq-100 Index(R) shareholders on October 26, 2006. The acquisition was accomplished by a tax-free exchange of 3,550,335 shares of Van Kampen Equity 500 Index outstanding on October 27, 2006 and valued at $44,067,409 for 2,100,979 shares of Northern Dow 30 valued at $21,817,938 and 4,901,410 shares of Northern Nasdaq-100 Index(R) valued at $22,249,471. Northern Dow 30's net assets of $21,817,938, including $4,937,365 of net unrealized appreciation and Northern Nasdaq-100 Index(R)'s net assets of $22,249,471, including $5,784,158 of net unrealized appreciation were combined with those of Van Kampen Equity 500 Index. The aggregate net assets of Van Kampen Equity 500 Index immediately after the merger were $145,082,755.

Note 10--Manager of Managers Exemptive Order

   The Phoenix Edge Series Fund ("PESF") and Phoenix Variable Advisors, Inc. ("PVA") have received an exemptive order from the Securities and Exchange Commission ("SEC") granting exemptions from certain provisions of the Investment Company Act of 1940, as amended, pursuant to which PVA will, subject to supervision and approval of the PESF's Board of Trustees, be permitted to enter into and materially amend subadvisory agreements without such agreements being approved by the shareholders of the applicable series of

                       PHL VARIABLE ACCUMULATION ACCOUNT
the PESF. The PESF and PVA will therefore have the right to hire, terminate, or replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA will continue to have the ultimate responsibility to oversee the subadvisors and recommend their hiring, termination and replacement.

Note 11--Mixed and Shared Funding

   Shares of the PESF are not directly offered to the public. Shares of the PESF are currently offered through separate accounts to fund variable accumulation annuity contracts and variable universal life insurance policies issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, and Phoenix Life and Annuity Company. Shares of the PESF may be offered to separate accounts of other insurance companies in the future.

   The interests of variable annuity contract owners and variable life policy owners could diverge based on differences in federal and state regulatory requirements, tax laws, investment management or other unanticipated developments. The PESF's Trustees currently do not foresee any such differences or disadvantages at this time. However, the PESF's Trustees intend to monitor for any material conflicts and will determine what action, if any, should be taken in response to such conflicts. If such a conflict should occur, one or more separate accounts may be required to withdraw its investment in the PESF or shares of another fund may be substituted.

Note 12--Other

   On May 1, 2006, the Rydex Variable Trust Juno Fund changed its name to the Inverse Government Long Bond Fund, and the class identifier of "Service Shares" was added to the Lazard Retirement Series: Lazard Retirement Small Cap Portfolio.

   On June 26, 2006, Phoenix Investment Counsel, Inc. ("PIC") became the investment advisor to the Phoenix Capital Growth Series and Harris Investment Management, Inc ("HIM") is the new subadvisor.

   On September 1, 2006, the Board of Trustees of PESF approved a name and subadvisor change for the Phoenix-Alliance Bernstein Enhanced Index Series. The new series name is Phoenix-Van Kampen Equity 500 Index Series. Morgan Stanley Investment Management Inc. (dba, "Van Kampen") became the new subadvisor.

   On October 23, 2006, the Board of Trustees of PESF approved the following name changes: Phoenix-Engemann Growth and Income Series to Phoenix Growth and Income Series; Phoenix-Engemann Strategic Allocation Series to Phoenix Strategic Allocation Series; Phoenix-Goodwin Money Market Series to Phoenix Money Market Series; Phoenix-Goodwin Multi-Sector Fixed Income Series to Phoenix Multi-Sector Fixed Income Series; and Phoenix-Goodwin Multi-Sector Short Term Bond Series to Phoenix Multi-Sector Short Term Bond Series.

   On October 23, 2006, PIC replaced Engemann Asset Management as the subadvisor to the Phoenix Growth and Income Series. Engemann Asset Management was removed as subadvisor for the Phoenix Strategic Allocation Series, which will be managed by the advisor, PIC.

   The insurance company affiliates of the Fund distribute the Fund as investment options in variable annuity and life insurance products ("Variable Products") through non-affiliated advisors, broker-dealers and other financial intermediaries. There is substantial competition for business within most of these distributors. One of

                       PHL VARIABLE ACCUMULATION ACCOUNT
the most significant distributors of the Variable Products (and the Fund) includes a subsidiary of State Farm Mutual Automobile Insurance Company, or State Farm. The insurance company affiliates of the Fund have had distribution arrangements with State Farm since 2001. In 2007, the agreement with State Farm to provide life and annuity products and related services to State Farm's affluent and high-net-worth customers through qualified State Farm agents was extended until 2016.

   Due to an internal reorganization, effective August 1, 2007, Phoenix Variable Advisors, Inc. ("PVA") replaced Duff & Phelps Investment Management Company ("DPIM") as the advisor of the current Phoenix-Duff & Phelps Real Estate Securities Series. The Board approved the termination of the current investment advisory agreement for Phoenix-Duff & Phelps Real Estate Securities Series and approved a new investment advisory agreement at a meeting held
June 5, 2007;

   Due to an internal reorganization, effective August 1, 2007, PVA replaced Phoenix Investment Counsel, Inc. ("PIC") as the advisor of the Phoenix-Aberdeen International Series, Phoenix Capital Growth Series, Phoenix Growth and Income Series, Phoenix Money Market Series, Phoenix Multi-Sector Fixed Income Series, Phoenix Multi-Sector Short Term Bond Series and Phoenix Strategic Allocation Series. The Board approved the termination of the current investment advisory agreements for Phoenix-Aberdeen International Series, Phoenix Capital Growth Series, Phoenix Growth and Income Series, Phoenix Money Market Series, Phoenix Multi-Sector Fixed Income Series, Phoenix Multi-Sector Short Term Bond Series and Phoenix Strategic Allocation Series and approved a new investment advisory agreement for each series at a meeting held June 5, 2007;

   Due to an internal reorganization, effective August 1, 2007, Aberdeen Asset Management Inc. ("AAM") remained the subadvisor to the Phoenix-Aberdeen International Series and the Board approved the termination of the current subadvisory agreement with PIC and approved a new subadvisory agreement between PVA and AAM at a meeting held June 5, 2007;

   Due to an internal reorganization, effective August 1, 2007, DPIM was appointed the subadvisor to the Phoenix-Duff & Phelps Real Estate Securities Series and the Board approved a new subadvisory agreement between PVA and DPIM at a meeting held June 5, 2007;

   Due to an internal reorganization, effective August 1, 2007, Harris Investment Management, Inc. ("HIM") remained the subadvisor to the Phoenix Capital Growth Series and the Board approved the termination of the current subadvisory agreement and approved a new subadvisory agreement between PVA and HIM at a meeting held June 5, 2007;

   Due to an internal reorganization, effective August 1, 2007, PIC was appointed the subadvisor to the Phoenix Growth and Income Series and the Board approved a new subadvisory agreement between PVA and PIC at a meeting held June 5, 2007;

   Due to an internal reorganization, effective August 1, 2007, PIC and Goodwin Capital Advisers, Inc. ("GCA") were appointed the subadvisor to the Phoenix Strategic Allocation Series and the Board approved a new subadvisory agreement for each subadvisor between (1) PVA and PIC and (2) PVA and GCA at a meeting held June 5, 2007; and

   Due to an internal reorganization, effective August 1, 2007, GCA was appointed the subadvisor to the Phoenix Money Market Series, Phoenix Multi-Sector Fixed Income Series and Phoenix Multi-Sector Short Term Bond Series and the Board approved a new subadvisory agreement for each series between PVA and GCA at a meeting held June 5, 2007

                            [LOGO]
PriceWaterhouseCoopers
______________________________________________________________________

                                           PricewaterhouseCoopers LLP
                                           Suite 2400
                                           185 Asylum St.
                                           Hartford CT 06103-3404
                                           Telephone (860)241 7000
                                           Facsimile (860)241 7590
                                           www.pwc.com


            Report of Independent Registered Public Accounting Firm

To the Board of Directors of PHL Variable Insurance Company and
Participants of PHL Variable Accumulation Account:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the subaccounts constituting the PHL Variable Accumulation Account at December 31, 2007, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of PHL Variable Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2007 by correspondence with the mutual funds' advisors, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLC
Hartford, CT

March 21, 2008

PHL VARIABLE ACCUMULATION ACCOUNT
PHL Variable Insurance Company
One American Row
Hartford, Connecticut 06103-2899

Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480
Underwriter

Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
185 Asylum Street
Hartford, Connecticut 06103

PHL VARIABLE
INSURANCE COMPANY
(A WHOLLY-OWNED SUBSIDIARY OF PM HOLDINGS, INC.)
FINANCIAL STATEMENTS
DECEMBER 31, 2007 AND 2006

                               TABLE OF CONTENTS

                                                                        PAGE
                                                                     ----------

Report of Independent Registered Public Accounting Firm                 F-3

Balance Sheet as of December 31, 2007 and 2006                          F-4

Statement of Income, Comprehensive Income and Changes in
  Stockholder's Equity for the years ended December 31, 2007, 2006
  and 2005                                                              F-5

Statement of Cash Flows for the years ended December 31, 2007, 2006     F-6
  and 2005

Notes to Financial Statements                                        F-7 - F-27

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of PHL Variable Insurance Company:

In our opinion, the accompanying balance sheets and the related statements of income, comprehensive income and changes in stockholder's equity and of cash flows present fairly, in all material respects, the financial position of PHL Variable Insurance Company (the Company) at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP
Hartford, Connecticut
March 7, 2008

                        PHL VARIABLE INSURANCE COMPANY
                                 BALANCE SHEET
                      ($ in thousands, except share data)
                          DECEMBER 31, 2007 AND 2006

                                                                2007        2006
                                                             ----------  ----------
ASSETS:
Available-for-sale debt securities, at fair value........... $1,709,586  $2,050,989
Policy loans, at unpaid principal balances..................     22,819      15,542
Other investments...........................................      1,251       1,612
                                                             ----------  ----------
Total investments...........................................  1,733,656   2,068,143
Cash and cash equivalents...................................    108,200      47,127
Accrued investment income...................................     17,518      19,882
Receivables.................................................     37,178      54,534
Deferred policy acquisition costs...........................  1,007,811     703,794
Receivable from related parties.............................        527         300
Other assets................................................     20,214       2,356
Separate account assets.....................................  3,389,356   2,953,063
                                                             ----------  ----------
TOTAL ASSETS................................................ $6,314,460  $5,849,199
                                                             ==========  ==========
LIABILITIES:
Policyholder deposit funds.................................. $1,134,635  $1,491,367
Policy liabilities and accruals.............................    966,945     706,198
Deferred income taxes.......................................    140,115      96,654
Payable to related parties..................................     28,969      25,081
Other liabilities...........................................     48,304      26,576
Separate account liabilities................................  3,389,356   2,953,063
                                                             ----------  ----------
TOTAL LIABILITIES                                             5,708,324   5,298,939
                                                             ----------  ----------
CONTINGENT LIABILITIES (NOTE 14)

STOCKHOLDER'S EQUITY:
Common stock, $5,000 par value: 1,000 shares authorized;
  500 shares issued.........................................      2,500       2,500
Additional paid-in capital..................................    553,218     503,234
Retained earnings...........................................     62,202      47,215
Accumulated other comprehensive loss........................    (11,784)     (2,689)
                                                             ----------  ----------
TOTAL STOCKHOLDER'S EQUITY..................................    606,136     550,260
                                                             ----------  ----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY.................. $6,314,460  $5,849,199
                                                             ==========  ==========

  The accompanying notes are an integral part of these financial statements.

                        PHL VARIABLE INSURANCE COMPANY
 STATEMENT OF INCOME, COMPREHENSIVE INCOME AND CHANGES IN STOCKHOLDER'S EQUITY
                               ($ in thousands)
                 YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                                           2007      2006      2005
                                                         --------  --------  --------
REVENUES:
Premiums................................................ $ 18,602  $ 13,575  $  9,521
Insurance and investment product fees...................  263,696   180,498   109,270
Investment income, net of expenses......................  109,607   129,325   154,374
Net realized investment losses..........................   (7,043)   (2,460)  (10,569)
                                                         --------  --------  --------
TOTAL REVENUES..........................................  384,862   320,938   262,596
                                                         --------  --------  --------
BENEFITS AND EXPENSES:
Policy benefits.........................................  157,616   151,285   130,279
Policy acquisition cost amortization....................  124,015    91,168    80,402
Other operating expenses................................   83,601    65,388    50,493
                                                         --------  --------  --------
TOTAL BENEFITS AND EXPENSES.............................  365,232   307,841   261,174
                                                         --------  --------  --------
Income before income taxes..............................   19,630    13,097     1,422
Applicable income tax (expense) benefit.................   (3,643)   (3,016)    2,801
                                                         --------  --------  --------
NET INCOME.............................................. $ 15,987  $ 10,081  $  4,223
                                                         ========  ========  ========
FEES PAID TO RELATED PARTIES (NOTE 10)

COMPREHENSIVE INCOME:
NET INCOME.............................................. $ 15,987  $ 10,081  $  4,223
                                                         --------  --------  --------
Net unrealized investment losses........................   (9,095)   (1,277)   (9,986)
Net unrealized derivative instruments losses............       --      (807)     (335)
                                                         --------  --------  --------
OTHER COMPREHENSIVE LOSS................................   (9,095)   (2,084)  (10,321)
                                                         --------  --------  --------
COMPREHENSIVE INCOME (LOSS)............................. $  6,892  $  7,997  $ (6,098)
                                                         ========  ========  ========
ADDITIONAL PAID-IN CAPITAL:
Capital contributions from parent....................... $ 49,984  $     --  $     --

RETAINED EARNINGS:
Adjustment for initial application of FIN 48 (Note 2)...   (1,000)       --        --
Net income..............................................   15,987    10,081     4,223

ACCUMULATED OTHER COMPREHENSIVE INCOME:
Other comprehensive loss................................   (9,095)   (2,084)  (10,321)
                                                         --------  --------  --------
CHANGE IN STOCKHOLDER'S EQUITY..........................   55,876     7,997    (6,098)
Stockholder's equity, beginning of year.................  550,260   542,263   548,361
                                                         --------  --------  --------
STOCKHOLDER'S EQUITY, END OF YEAR....................... $606,136  $550,260  $542,263
                                                         ========  ========  ========

  The accompanying notes are an integral part of these financial statements.

                        PHL VARIABLE INSURANCE COMPANY
                            STATEMENT OF CASH FLOWS
                               ($ in thousands)
                 YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

                                                      2007         2006         2005
                                                   ----------  -----------  -----------
OPERATING ACTIVITIES:
Net income........................................ $   15,987  $    10,081  $     4,223
Net realized investment losses....................      7,043        2,460       10,569
Investment (gains) losses.........................      1,473        4,206      (15,293)
Deferred income taxes.............................     48,358       24,419       15,512
(Increase) decrease in receivables................     (4,520)      (6,939)       4,091
Increase in deferred policy acquisition costs.....   (276,592)    (179,410)     (56,634)
Increase in policy liabilities and accruals.......    278,134      210,368      155,315
Other assets and other liabilities change.........      7,868       (1,224)      30,634
                                                   ----------  -----------  -----------
CASH FROM OPERATING ACTIVITIES....................     77,751       63,961      148,417
                                                   ----------  -----------  -----------
INVESTING ACTIVITIES:
Investment purchases..............................   (890,909)  (1,007,973)  (1,148,093)
Investment sales, repayments and maturities.......  1,207,988    1,728,360    1,357,687
                                                   ----------  -----------  -----------
CASH FROM INVESTING ACTIVITIES....................    317,079      720,387      209,594
                                                   ----------  -----------  -----------
FINANCING ACTIVITIES:
Policyholder deposit fund deposits................    266,750      223,309      236,099
Policyholder deposit fund withdrawals.............   (625,507)    (986,348)    (607,890)
Capital contributions from parent.................     25,000           --           --
                                                   ----------  -----------  -----------
CASH FOR FINANCING ACTIVITIES.....................   (333,757)    (763,039)    (371,791)
                                                   ----------  -----------  -----------
CHANGE IN CASH AND CASH EQUIVALENTS...............     61,073       21,309      (13,780)
Cash and cash equivalents, beginning of year......     47,127       25,818       39,598
                                                   ----------  -----------  -----------
CASH AND CASH EQUIVALENTS, END OF YEAR............ $  108,200  $    47,127  $    25,818
                                                   ==========  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                        PHL VARIABLE INSURANCE COMPANY
                         NOTES TO FINANCIAL STATEMENTS
                 YEARS ENDED DECEMBER 31, 2007, 2006 AND 2005

1. ORGANIZATION AND OPERATIONS

PHL Variable Insurance Company is a life insurance company offering variable and fixed annuity and non-participating life insurance products. It is a wholly-owned subsidiary of PM Holdings, Inc. PM Holdings, Inc. is a wholly-owned subsidiary of Phoenix Life Insurance Company (Phoenix Life), which is a wholly-owned subsidiary of The Phoenix Companies, Inc. (PNX), a New York Stock Exchange listed company. Phoenix Home Life Mutual Insurance Company demutualized on June 25, 2001 by converting from a mutual life insurance company to a stock life insurance company, became a wholly-owned subsidiary of PNX and changed its name to Phoenix Life Insurance Company.

2. BASIS OF PRESENTATION AND SIGNIFICANT ACCOUNTING POLICIES

We have prepared these financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP), which differ materially from the accounting practices prescribed by various insurance regulatory authorities. We have reclassified certain amounts for 2006 and 2005 to conform with the 2007 presentation.

USE OF ESTIMATES

In preparing these financial statements in conformity with GAAP, we are required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. We employ significant estimates and assumptions in the determination of deferred policy acquisition costs; policyholder liabilities and accruals; the valuation of investments in debt and equity securities; and accruals for deferred income taxes and contingent liabilities.

ADOPTION OF NEW ACCOUNTING STANDARDS

We adopted the provisions of the Financial Accounting Standards Board (FASB) Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48), on January 1, 2007. As a result of the implementation of FIN 48, we recognized an increase in reserves for uncertain tax benefits through a cumulative effect adjustment of approximately $1,000 thousand, which was accounted for as a reduction to the January 1, 2007 balance of retained earnings. Including the cumulative effect adjustment, we had $1,840 thousand of total gross unrecognized tax benefits as of January 1, 2007. The entire amount of unrecognized tax benefits would, if recognized, impact the annual effective tax rate upon recognition. See Note 9 to these financial statements for more information.

In September 2006, the Securities and Exchange Commission staff issued Staff Accounting Bulletin No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements" (SAB 108). SAB 108 provides guidance for how errors should be evaluated to assess materiality from a quantitative perspective. SAB 108 permits companies to initially apply its provisions by either restating prior financial statements or recording the cumulative effect of initially applying the approach as adjustments to the carrying values of assets and liabilities as of January 1, 2006 with an offsetting adjustment to retained earnings. We adopted SAB 108 on December 31, 2006 with no effect on our financial statements.

In March 2006, the FASB issued Statement of Financial Accounting Standards No. 156, "Accounting for Servicing of Financial Assets, an amendment of FASB Statement No. 140" (SFAS 156). SFAS 156 provides guidance on recognition and disclosure of servicing assets and liabilities and was effective beginning January 1, 2007. We adopted this standard effective January 1, 2007 with no material impact on our financial position and results of operations.

Effective January 1, 2006, we adopted SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments" (SFAS 155). SFAS 155 resolves certain issues surrounding the accounting for beneficial interests in securitized financial assets. Our adoption of SFAS 155 did not have a material effect on our financial statements.

Effective January 1, 2006, we adopted FASB Staff Position Nos. FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" (FSP 115-1). FSP 115-1 provides guidance as to the determination of other-than-temporarily impaired securities and requires certain financial disclosures with respect to unrealized losses. These accounting and disclosure requirements largely codify our existing practices as to other-than-temporarily impaired securities and thus, our adoption did not have a material effect on our financial statements.

In September 2005, the Accounting Standards Executive Committee (AcSEC) of the AICPA's issued Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. The SOP defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. This SOP is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We adopted this standard effective January 1, 2007 with no material effect on our financial position and results of operations.

ACCOUNTING STANDARDS NOT YET ADOPTED

In December 2007, the FASB issued SFAS No. 141(R), "Accounting for Business Combinations" (SFAS 141(R)). SFAS 141(R) requires the acquiring entity in a business combination to recognize all (and only) the assets acquired and liabilities assumed in the transaction, establishes the acquisition-date fair value as the measurement objective for all assets acquired and liabilities assumed and requires the acquirer to disclose all information needed to evaluate and understand the nature and financial effect of the combination and is effective beginning for fiscal years beginning after December 15, 2008. We will adopt this standard effective January 1, 2009 and do not expect it to have a material impact on our financial position and results of operations.

In December 2007, the FASB issued SFAS No. 160, "Noncontrolling Interests in Consolidated Financial Statements" (SFAS 160). SFAS 160 requires all entities to report noncontrolling interests in subsidiaries in the same way--as equity in the consolidated financial statements and requires that associated transactions be treated as equity transactions--and is effective beginning for fiscal years beginning after December 15, 2008. We will adopt this standard effective January 1, 2009 and do not expect it to have a material impact on our financial position and results of operations.

In June 2007, the AICPA issued Statement of Position 07-1, "Clarification of the Scope of the Audit and Accounting Guide "Investment Companies" and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies" (SOP 07-1). SOP 07-1 broadens the definition of an investment company for application of this guidance. It provides that an entity that meets the definition of an investment company use fair value as a basis of accounting and reporting and that a parent retains the specialized fair value accounting of the entity if certain criteria are met. On February 14, 2008, the FASB deferred the effective date of SOP 07-1 indefinitely.

On February 15, 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" (SFAS 159), which gives entities the option to measure eligible financial assets, financial liabilities and firm commitments at fair value (i.e., the fair value option), on an instrument-by-instrument basis, that are otherwise not permitted to be accounted for at fair value under other accounting standards. The election to use the fair value option is available when an entity first recognizes a financial asset or financial liability or upon entering into a firm commitment. Subsequent changes in fair value must be recorded in earnings. Additionally, SFAS 159 allows for a one-time election for existing positions upon adoption, with the transition adjustment recorded to beginning retained earnings. We adopted SFAS 159 as of January 1, 2008 with no material effect on our financial statements.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements" (SFAS 157). SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 provides guidance on how to measure fair value when required under existing accounting standards. The statement establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels ("Level 1, 2 and 3"). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that we have the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability. Level 3 inputs are unobservable inputs reflecting our estimates of the assumptions that market participants would use in pricing the asset or liability (including assumptions about risk). Quantitative and qualitative disclosures will focus on the inputs used to measure fair value for both recurring and non-recurring fair value measurements and the effects of the measurements in the financial statements. We adopted SFAS 157 effective
January 1, 2008. We do not expect adoption of this statement to have a material impact on our financial position and results of operations.

SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS

Debt and equity securities

Our debt and equity securities classified as available-for-sale are reported on our balance sheet at fair value. Fair value is based on quoted market price, where available. When quoted market prices are not available, we estimate fair value by discounting debt security cash flows to reflect interest rates currently being offered on similar terms to borrowers of similar credit quality (private placement debt securities), by quoted market prices of comparable instruments (untraded public debt securities) and by independent pricing sources or internally developed pricing models (equity securities). We recognize unrealized investment gains and losses on investments in debt and equity securities that we classify as available-for-sale. We report these unrealized investment gains and losses as a component of other comprehensive income, net of applicable deferred policy acquisition costs and applicable deferred income taxes.

For mortgage-backed and other asset-backed debt securities, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic lives of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and any resulting adjustment is included in net investment income. For certain asset-backed securities, changes in estimated yield are recorded on a prospective basis and specific valuation methods are applied to these securities to determine if there has been an other-than-temporary decline in value.

Policy loans

Policy loans are carried at their unpaid principal balances and are collateralized by the cash values of the related policies. We estimate the fair value of fixed rate policy loans by discounting loan interest and loan repayments. We base the discount rate on the 10-year U.S. Treasury rate. We assume that loan interest payments are made at the fixed rate less 17.5 basis points and that loan repayments only occur as a result of anticipated policy lapses. For variable rate policy loans, we consider the unpaid loan balance as fair value, as interest rates on these loans are reset annually based on market rates.

Other investments

Other investments primarily include other partnership interests in which we do not have control or a majority ownership interest and are recorded using the equity method of accounting. We record the net income from investments in partnerships in net investment income.

CASH AND CASH EQUIVALENTS

Cash and cash equivalents include cash on hand, amounts due from banks, money market instruments and other debt instruments with maturities of three months or less when purchased.

DEFERRED POLICY ACQUISITION COSTS

The costs of acquiring new business, principally commissions, underwriting, distribution and policy issue expenses, all of which vary with and are primarily related to production of new business, are deferred.

We amortize deferred policy acquisition costs based on the related policy's classification. For individual life insurance policies, deferred policy acquisition costs are amortized in proportion to estimated gross margins. For universal life, variable universal life and accumulation annuities, deferred policy acquisition costs are amortized in proportion to estimated gross profits
(EGPs). Policies may be surrendered for value or exchanged for a different one of our products (internal replacement). The deferred policy acquisition costs balance associated with the replaced or surrendered policies is amortized to reflect these surrenders.

Each year, we develop future EGPs for the products sold during that year. The EGPs for products sold in a particular year are aggregated into cohorts. Future EGPs are projected for the estimated lives of the contracts. The amortization of deferred policy acquisition costs requires the use of various assumptions, estimates and judgments about the future. The assumptions, in the aggregate, are considered important in the projections of EGPs. The assumptions developed as part of our annual process are based on our current best estimates of future events, which are likely to be different for each year's cohort. Assumptions considered to be significant in the development of EGPs include separate account fund performance, surrender and lapse rates, interest margin, mortality, premium persistency, funding patterns and expenses. These assumptions are reviewed on a regular basis and are based on our past experience, industry studies, regulatory requirements and estimates about the future.

To determine the reasonableness of the prior assumptions used and their impact on previously projected account values and the related EGPs, we evaluate, on a quarterly basis, our previously projected EGPs. Our process to assess the reasonableness of our EGPs involves the use of internally developed models, together with studies and actual experience. Incorporated in each scenario are our current best estimate assumptions with respect to separate account returns, surrender and lapse rates, interest margin, mortality, premium persistency, funding patterns and expenses.

Underlying assumptions for future periods of EGPs are not altered unless experience deviates significantly from original assumptions. For example, when lapses of our insurance products meaningfully exceed levels assumed in determining the amortization of deferred policy acquisition costs, we adjust amortization to reflect the change in future premiums or EGPs resulting from the unexpected lapses. In the event that we were to revise assumptions used for prior year cohorts, our estimate of projected account values would change and the related EGPs in the deferred policy acquisition cost amortization model would be adjusted to reflect such change. This process is known as "unlocking". Continued favorable experience on key assumptions, which could include increasing separate account fund return performance, decreasing lapses or decreasing mortality could result in an unlocking which would result in a decrease to deferred policy acquisition cost amortization and an increase in the deferred policy acquisition costs asset. Finally, an analysis is performed periodically to assess whether there are sufficient gross margins or gross profits to amortize the remaining deferred policy acquisition costs balances.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

Separate account assets and liabilities related to policyholder funds are carried at fair value. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and the related liability increases are excluded from benefits and expenses. Fees assessed to the contractholders for management services are included in revenues when services are rendered.

POLICY LIABILITIES AND ACCRUALS

Policy liabilities and accruals includes future benefit liabilities for certain life and annuity products. We establish liabilities in amounts adequate to meet the estimated future obligations of policies in force. Future benefit liabilities for traditional life insurance are computed using the net level premium method on the basis of actuarial assumptions as to contractual guaranteed rates of interest, mortality rates guaranteed in calculating the cash surrender values described in such contracts and morbidity. Future benefit liabilities for term and annuities in the payout phase that have significant mortality risk are computed using the net premium method on the basis of actuarial assumptions at the issue date of these contracts for rates of interest, contract administrative expenses, mortality and surrenders. We establish liabilities for outstanding claims, losses and loss adjustment expenses based on individual case estimates for reported losses and estimates of unreported losses based on past experience.

Certain contracts may also include additional death or other insurance benefit features, such as guaranteed minimum death or income benefits offered with variable annuity contracts or no-lapse guarantees offered with universal life insurance contracts. An additional liability is established for these benefits by estimating the expected present value of the excess benefits and recognizing the excess ratably over the accumulation period based on total expected assessments.

POLICYHOLDER DEPOSIT FUNDS

Amounts received as payment for certain universal life contracts, deferred annuities and other contracts without life contingencies are reported as deposits to Policyholder deposit funds. The liability for universal life-type contracts is equal to the balance that accrues to the benefit of the policyholders as of the financial statement date, including interest credited, amounts that have been assessed to compensate us for services to be performed over future periods, and any amounts previously assessed against the policyholder that is refundable. The liability for deferred annuities and other contracts without life contingencies is equal to the balance that accrues to the benefit of the contract holder as of the financial statement date which includes the accumulation of deposits plus interest credited, less withdrawals and amounts assessed through the financial statement date.

CONTINGENT LIABILITIES

Amounts related to contingent liabilities are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable.

REVENUE RECOGNITION

We recognize premiums for long-duration life insurance products as revenue when due from policyholders. We recognize life insurance premiums for short-duration life insurance products as premium revenue pro rata over the related contract periods. We match benefits, losses and related expenses with premiums over the related contract periods.

Amounts received as payment for interest sensitive life contracts, deferred annuities and other contracts without life contingencies are considered deposits and are not included in revenue. Revenues from these products consist primarily of fees assessed during the period against the policyholders' account balances for mortality charges, policy administration charges and surrender charges. Fees assessed that represent compensation for services to be provided in the future are deferred and amortized into revenue over the life of the related contracts. Related benefit expenses include universal life benefit claims in excess of fund values, net investment income credited to policyholders' account balances and amortization of deferred policy acquisition costs.

NET INVESTMENT INCOME AND NET REALIZED INVESTMENT GAINS (LOSSES)

We recognize realized investment gains (losses) on asset dispositions on a first-in, first-out basis. We recognize realized investment losses when declines in fair value of debt and equity securities are considered to be other-than-temporarily impaired. We adjust the cost basis of these written down investments to fair value at the date the determination of impairment is made and do not change the new cost basis for subsequent recoveries in value. In evaluating whether a decline in value is other than temporary, we consider several factors including, but not limited to the following:

   .   the extent and the duration of the decline;

   . the reasons for the decline in value (credit event, interest related or market fluctuations);

   . our ability and intent to hold the investment for a period of time to allow for a recovery of value; and

   .   the financial condition of and near term prospects of the issuer.

INCOME TAXES

We account for income taxes in accordance with SFAS No. 109, "Accounting for Income Taxes" (SFAS 109). Accordingly, income tax expense or benefit is recognized based upon amounts reported in the financial statements and the provisions of currently enacted tax laws. We allocate income taxes to income, other comprehensive income and additional paid-in capital, as applicable.

We recognize current income tax assets and liabilities for estimated income taxes refundable or payable based on the current year's income tax returns. We recognize deferred income tax assets and liabilities for the estimated future income tax effects of temporary differences and carryovers. Temporary differences are the differences between the financial statement carrying amounts of assets and liabilities and their tax bases, as well as the timing of income or expense recognized for financial reporting and tax purposes of items not related to assets or liabilities. If necessary, we establish valuation allowances to reduce the carrying amount of deferred income tax assets to amounts that are more likely than not to be realized. We periodically review the adequacy of these valuation allowances and record any reduction in allowances in accordance with SFAS 109's intraperiod allocation rules. We recognize interest and penalties related to amounts accrued on uncertain tax positions and amounts paid or refunded from federal and state income tax authorities in tax expense.

3. REINSURANCE

We use reinsurance agreements to provide for greater diversification of business, control exposure to potential losses arising from large risks and provide capacity for growth.

We remain liable to the extent that reinsuring companies may not be able to meet their obligations under reinsurance agreements in effect. Failure of the reinsurers to honor their obligations could result in losses to us; consequently, we establish reserves for amounts deemed or estimated to be uncollectible. To minimize our exposure to significant losses from reinsurance insolvencies, we evaluate the financial condition of our reinsurers and monitor concentration of credit risk arising from similar geographic regions, activities or economic characteristics of the reinsurers.

Our reinsurance program varies based on the type of risk, for example:

   . On direct policies, the maximum of individual life insurance retained by us on any one life is $10 million on single life and joint first-to-die policies and $12 million for joint last-to-die policies, with excess amounts ceded to reinsurers.

   . We cede 80% to 90% of the mortality risk on most new issues of term insurance.

   . In August 2006, we entered into an agreement to cede 50% of the risk on policies issued from July 1, 2002 through December 31, 2005, inclusive, with a net amount at risk of $2 million or greater.

   . On January 1, 1996, we entered into a reinsurance agreement that covers 100% of the excess death benefits and related reserves for most variable annuity policies issued from January 1, 1983 through December 31, 1999, including subsequent deposits. We retain the guaranteed minimum death benefit risks on the remaining variable deferred annuities in force that are not covered by this reinsurance arrangement.

   . We cede to Phoenix Life 100% of the guaranteed minimum accumulation and withdrawal benefits on our variable annuities.

   . Effective January 1, 2008, we entered into an agreement to cede 75% of the risk in excess of $6.0 million on universal life and variable universal life policies issued from January 1, 2006 through December 31, 2007.

DIRECT BUSINESS AND REINSURANCE:

                                                                    YEAR ENDED DECEMBER 31,
                                                           ----------------------------------------
                                                               2007          2006          2005
($ in thousands)                                           ------------  ------------  ------------
Direct premiums........................................... $     87,132  $     71,350  $     55,277
Premiums ceded to reinsurers..............................      (68,530)      (57,775)      (45,756)
                                                           ------------  ------------  ------------
PREMIUMS.................................................. $     18,602  $     13,575  $      9,521
                                                           ============  ============  ============
Direct policy benefits incurred........................... $     85,898  $     54,055  $     15,538
Policy benefits assumed from reinsureds...................          505           965           381
Policy benefits ceded to reinsurers.......................      (44,707)      (26,398)       (9,572)
                                                           ------------  ------------  ------------
POLICY BENEFITS........................................... $     41,696  $     28,622  $      6,347
                                                           ============  ============  ============
Direct life insurance in-force............................ $ 70,502,325  $ 55,175,351  $ 41,566,483
Life insurance in-force assumed from reinsureds...........      121,673       104,826       135,447
Life insurance in-force ceded to reinsurers...............  (48,687,754)  (40,820,818)  (30,459,568)
                                                           ------------  ------------  ------------
LIFE INSURANCE IN-FORCE................................... $ 21,936,244  $ 14,459,359  $ 11,242,362
                                                           ============  ============  ============
Percentage of amount assumed to net insurance in-force....         0.55%         0.72%         1.20%
                                                           ============  ============  ============

The policy benefit amounts above exclude changes in reserves, interest credited to policyholders and withdrawals, which total $115,920 thousand, $122,663 thousand and $123,932 thousand, net of reinsurance, for the years ended December 31, 2007, 2006 and 2005, respectively.

Irrevocable letters of credit aggregating $26,986 thousand at December 31, 2007 have been arranged with commercial banks in our favor to collateralize the ceded reserves.

4. DEFERRED POLICY ACQUISITION COSTS

ACTIVITY IN DEFERRED POLICY ACQUISITION COSTS:

                                                       YEAR ENDED DECEMBER 31,
                                                   ------------------------------
                                                      2007       2006      2005
($ in thousands)                                   ----------  --------  --------
Direct acquisition costs deferred................. $  400,607  $270,577  $137,036
Recurring costs amortized to expense..............   (126,163)  (92,255)  (86,608)
Credit related to investment gains or losses......      2,148     1,087     6,206
Offsets to net unrealized investment gains or
  losses included in other comprehensive income
  (loss) (Note 12)................................     27,425    (4,930)   39,223
                                                   ----------  --------  --------
Change in deferred policy acquisition costs.......    304,017   174,479    95,857
Deferred policy acquisition costs, beginning of
  year............................................    703,794   529,315   433,458
                                                   ----------  --------  --------
DEFERRED POLICY ACQUISITION COSTS, END OF YEAR.... $1,007,811  $703,794  $529,315
                                                   ==========  ========  ========

During 2007, we updated our system for calculating the SOP 03-1 reserves for guaranteed minimum death benefits, resulting in a release in the benefit reserve and a corresponding increase in deferred policy acquisition cost amortization for the quarter. The effects of these adjustments resulted in an overall $1,649 thousand pre-tax benefit to net income.

During 2006, we benefited from an unlocking of assumptions primarily related to deferred policy acquisition costs. The unlocking was driven by revised assumptions for expected mortality, lapse experience, investment margins and expenses. The effects of the unlocking resulted in an overall $6.7 million pre-tax charge to net income, as well as increased unearned revenue liabilities by $1.3 million, increased benefit reserves by $4.5 million, increased reinsurance liability by $1.2 million and decreased amortization by $0.4 million.

5. POLICY LIABILITIES AND ACCRUALS

Policyholder liabilities are primarily for universal life products and include deposits received from customers and investment earnings on their fund balances which range from 3.00% to 5.25% as of December 31, 2007, less administrative and mortality charges.

POLICYHOLDER DEPOSIT FUNDS

Policyholder deposit funds primarily consist of annuity deposits received from customers, dividend accumulations and investment earnings on their fund balances, which range from 2.9% to 14.0% as of December 31, 2007, less administrative charges.

6. INVESTING ACTIVITIES

DEBT AND EQUITY SECURITIES

FAIR VALUE AND COST OF DEBT SECURITIES:

                                                     AS OF DECEMBER 31,
                                         -------------------------------------------
                                                 2007                  2006
                                         --------------------- ---------------------
                                         FAIR VALUE    COST    FAIR VALUE    COST
($ in thousands)                         ---------- ---------- ---------- ----------
U.S. government and agency.............. $   65,774 $   64,884 $   92,579 $   93,425
State and political subdivision.........     11,029     11,134     15,900     16,281
Foreign government......................     30,423     27,716     49,884     46,505
Corporate...............................    975,058    998,982  1,157,781  1,172,275
Mortgage-backed.........................    358,479    372,733    452,641    455,739
Other asset-backed......................    268,823    288,927    282,204    280,086
                                         ---------- ---------- ---------- ----------
AVAILABLE-FOR-SALE DEBT SECURITIES...... $1,709,586 $1,764,376 $2,050,989 $2,064,311
                                         ========== ========== ========== ==========

UNREALIZED GAINS (LOSSES) FROM
DEBT SECURITIES:

                                                    AS OF DECEMBER 31,
                                            ----------------------------------
                                                  2007              2006
                                            ----------------  ----------------
                                             GAINS   LOSSES    GAINS   LOSSES
($ in thousands)                            ------- --------  ------- --------
U.S. government and agency................. $ 1,193 $   (303) $   295 $ (1,141)
State and political subdivision............      11     (116)      17     (398)
Foreign government.........................   2,732      (25)   3,590     (211)
Corporate..................................   8,774  (32,698)   6,523  (21,017)
Mortgage-backed............................   2,654  (16,908)   2,862   (5,960)
Other asset-backed.........................     875  (20,979)   3,857   (1,739)
                                            ------- --------  ------- --------
DEBT SECURITIES GAINS AND LOSSES........... $16,239 $(71,029) $17,144 $(30,466)
                                            ======= ========  ======= ========
DEBT SECURITIES NET LOSSES.................         $(54,790)         $(13,322)
                                                    ========          ========

AGING OF TEMPORARILY IMPAIRED
DEBT SECURITIES:

                                                 AS OF DECEMBER 31, 2007
                              ---------------------------------------------------------------
                              LESS THAN 12 MONTHS GREATER THAN 12 MONTHS         TOTAL
                              ------------------  ---------------------  --------------------
                               FAIR    UNREALIZED  FAIR      UNREALIZED    FAIR     UNREALIZED
                               VALUE     LOSSES    VALUE       LOSSES      VALUE      LOSSES
($ in thousands)              -------- ----------  --------  ----------  ---------- ----------
Debt Securities
U.S. government and agency... $     --  $     --  $ 15,629    $   (303)  $   15,629  $   (303)
State and political
  subdivision................       --        --    10,516        (116)      10,516      (116)
Foreign government...........       --        --     2,464         (25)       2,464       (25)
Corporate....................  134,427    (9,598)  478,287     (23,100)     612,714   (32,698)
Mortgage-backed..............  105,599    (9,822)  162,554      (7,086)     268,153   (16,908)
Other asset-backed...........  137,632   (15,661)   81,534      (5,318)     219,166   (20,979)
                              --------  --------   --------   --------   ----------  --------
TOTAL TEMPORARILY
  IMPAIRED SECURITIES........ $377,658  $(35,081) $750,984    $(35,948)  $1,128,642  $(71,029)
                              ========  ========   ========   ========   ==========  ========
BELOW INVESTMENT GRADE....... $ 39,024  $ (1,797) $ 67,088    $ (7,484)  $  106,112  $ (9,281)
                              ========  ========   ========   ========   ==========  ========
BELOW INVESTMENT GRADE AFTER
  OFFSETS FOR DEFERRED POLICY
  ACQUISITION COST ADJUSTMENT
  AND TAXES..................           $   (292)             $ (1,306)              $ (1,598)
                                        ========              ========               ========
NUMBER OF SECURITIES.........                243                   411                    654
                                        ========              ========               ========

Below investment grade debt securities with a fair value of less than 80% of the security's amortized costs totaled $(3,933) thousand at December 31, 2007, of which none have been in a significant loss position for greater than 12 months.

All of these securities are considered to be temporarily impaired at December 31, 2007 as each of these securities has performed, and is expected to continue to perform, in accordance with their original contractual terms, and we have the ability and intent to hold these securities until they recover their value.

AGING OF TEMPORARILY IMPAIRED
DEBT AND EQUITY SECURITIES:

                                                  AS OF DECEMBER 31, 2006
                              --------------------------------------------------------------
                              LESS THAN 12 MONTHS GREATER THAN 12 MONTHS         TOTAL
                              ------------------  --------------------   --------------------
                               FAIR    UNREALIZED   FAIR      UNREALIZED   FAIR     UNREALIZED
                               VALUE     LOSSES     VALUE       LOSSES     VALUE      LOSSES
($ in thousands)              -------- ---------- ----------  ---------- ---------- ----------
Debt Securities
U.S. government and agency... $  5,643  $   (19)  $   50,878   $ (1,122) $   56,521  $ (1,141)
State and political
  subdivision................    1,014       (3)      14,367       (395)     15,381      (398)
Foreign government...........    4,024      (10)       9,323       (201)     13,347      (211)
Corporate....................  152,344   (1,595)     689,660    (19,422)    842,004   (21,017)
Mortgage-backed..............   78,465     (693)     257,905     (5,267)    336,370    (5,960)
Other asset-backed...........   53,844     (171)     102,302     (1,568)    156,146    (1,739)
                              --------  -------   ----------   --------  ----------  --------
TOTAL TEMPORARILY
  IMPAIRED SECURITIES........ $295,334  $(2,491)  $1,124,435   $(27,975) $1,419,769  $(30,466)
                              ========  =======   ==========   ========  ==========  ========
BELOW INVESTMENT GRADE....... $ 20,190  $  (377)  $   90,763   $ (3,859) $  110,953  $ (4,236)
                              ========  =======   ==========   ========  ==========  ========
BELOW INVESTMENT GRADE AFTER
  OFFSETS FOR DEFERRED POLICY
  ACQUISITION COST ADJUSTMENT
  AND TAXES..................           $   (45)               $   (550)             $   (595)
                                        =======                ========              ========
NUMBER OF SECURITIES.........               165                     565                   730
                                        =======                ========              ========

There were no unrealized losses of below investment grade debt securities with a fair value less than 80% of the securities amortized cost at December 31, 2006.

All of these securities are considered to be temporarily impaired at December 31, 2006 as each of these securities has performed, and is expected to continue to perform, in accordance with their original contractual terms, and we have the ability and intent to hold these securities until they recover their value.

STATUTORY DEPOSITS

Pursuant to certain statutory requirements, as of December 31, 2007 and 2006, we had on deposit securities with a fair value of $7,370 thousand and $8,216 thousand, respectively, in insurance department special deposit accounts. We are not permitted to remove the securities from these accounts without approval of the regulatory authority.

NET INVESTMENT INCOME

SOURCES OF NET INVESTMENT INCOME:

                                                     YEAR ENDED DECEMBER 31,
                                                  ----------------------------
                                                    2007      2006      2005
($ in thousands)                                  --------  --------  --------
Debt securities.................................. $105,342  $127,977  $155,648
Equity securities................................       --        --         2
Other investments................................      162       148       183
Other income.....................................      421        --        --
Policy loans.....................................    1,472       581       479
Cash and cash equivalents........................    4,395     3,089     1,061
                                                  --------  --------  --------
Total investment income..........................  111,792   131,795   157,373
Investment expenses..............................   (2,185)   (2,470)   (2,999)
                                                  --------  --------  --------
NET INVESTMENT INCOME............................ $109,607  $129,325  $154,374
                                                  ========  ========  ========

NET REALIZED INVESTMENT GAINS (LOSSES)

TYPES OF REALIZED INVESTMENT GAINS (LOSSES):

                                                           YEAR ENDED DECEMBER 31,
                                                    ------------------------------------
                                                       2007         2006         2005
($ in thousands)                                    ----------  -----------  -----------
DEBT SECURITY IMPAIRMENTS.......................... $   (3,287) $      (411) $    (2,651)
                                                    ----------  -----------  -----------
Debt security transaction gains....................      1,465        2,955        1,764
Debt security transaction losses...................     (2,827)      (7,253)      (9,254)
Equity security transaction gains..................         --           --           26
Equity security transaction losses.................         --           --          (13)
Other investment transaction gains (losses)........     (2,394)       2,249         (441)
                                                    ----------  -----------  -----------
NET TRANSACTION LOSSES.............................     (3,756)      (2,049)      (7,918)
                                                    ----------  -----------  -----------
NET REALIZED INVESTMENT LOSSES..................... $   (7,043) $    (2,460) $   (10,569)
                                                    ==========  ===========  ===========

UNREALIZED INVESTMENT GAINS (LOSSES)

SOURCES OF CHANGES IN NET UNREALIZED INVESTMENT GAINS (LOSSES):

                                                           YEAR ENDED DECEMBER 31,
                                                    ------------------------------------
                                                       2007         2006         2005
($ in thousands)                                    ----------  -----------  -----------
Debt securities.................................... $  (41,468) $     2,956  $   (54,591)
Equity securities..................................         --           --            5
Other investments..................................         50           10           --
                                                    ----------  -----------  -----------
NET UNREALIZED INVESTMENT GAINS (LOSSES)........... $  (41,418) $     2,966  $   (54,586)
                                                    ==========  ===========  ===========

Net unrealized investment gains (losses)........... $  (41,418) $     2,966  $   (54,586)
                                                    ----------  -----------  -----------
Applicable deferred policy acquisition costs (Note
  4)...............................................    (27,425)       4,930      (39,223)
Applicable deferred income tax benefit.............     (4,898)        (687)      (5,377)
                                                    ----------  -----------  -----------
Offsets to net unrealized investment losses........    (32,323)       4,243      (44,600)
                                                    ----------  -----------  -----------
NET UNREALIZED INVESTMENT LOSSES INCLUDED IN OTHER
  COMPREHENSIVE INCOME............................. $   (9,095) $    (1,277) $    (9,986)
                                                    ==========  ===========  ===========

INVESTING CASH FLOWS

INVESTMENT PURCHASES, SALES, REPAYMENTS
AND MATURITIES:
                                                           YEAR ENDED DECEMBER 31,
                                                    ------------------------------------
                                                       2007         2006         2005
($ in thousands)                                    ----------  -----------  -----------
Debt security purchases............................ $ (883,282) $  (999,542) $(1,139,974)
Equity security purchases..........................         --           --           --
Other investment purchases.........................       (350)      (1,060)      (2,434)
Policy loan advances, net..........................     (7,277)      (7,371)      (5,685)
                                                    ----------  -----------  -----------
INVESTMENT PURCHASES............................... $ (890,909) $(1,007,973) $(1,148,093)
                                                    ==========  ===========  ===========

Debt securities sales.............................. $  816,170  $ 1,178,127  $   873,995
Debt securities maturities and repayments..........    390,297      549,483      477,568
Equity security sales..............................         --           --          279
Other investment sales.............................      1,521          750        5,845
                                                    ----------  -----------  -----------
INVESTMENT SALES, REPAYMENTS AND MATURITIES........ $1,207,988  $ 1,728,360  $ 1,357,687
                                                    ==========  ===========  ===========

The maturities of debt securities, by contractual sinking fund payment and maturity are summarized in the following table. Actual maturities may differ from contractual maturities as certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties, and we may have the right to put or sell the obligations back to the issuers.

MATURITIES OF DEBT SECURITIES:

                                                        AS OF DECEMBER 31, 2007
                                                        -----------------------
                                                           COST     FAIR VALUE
($ in thousands)                                        ----------  ----------
Due in one year or less................................ $  139,910  $  139,540
Due after one year through five years..................    429,405     424,704
Due after five years through ten years.................    455,099     441,414
Due after ten years....................................    739,962     703,928
                                                        ----------  ----------
TOTAL.................................................. $1,764,376  $1,709,586
                                                        ==========  ==========

7. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES

Separate account products are those for which a separate investment and liability account is maintained on behalf of the policyholder. Investment objectives for these separate accounts vary by fund account type, as outlined in the applicable fund prospectus or separate account plan of operations. Our separate account products include variable annuities and variable life insurance contracts. The assets supporting these contracts are carried at fair value and reported as Separate account assets with an equivalent amount reported as Separate account liabilities. Amounts assessed against the policyholder for mortality, administration, and other services are included within revenue in Insurance and investment product fees. In 2007 and 2006 there were no gains or losses on transfers of assets from the general account to a separate account.

Many of our variable contracts offer various guaranteed minimum death, accumulation, withdrawal and income benefits. These benefits are offered in various forms as described below. We currently reinsure a significant portion of the death benefit guarantees associated with our in-force block of business. We establish policy benefit liabilities for minimum death and income benefit guarantees relating to certain annuity policies as follows:

   . Liabilities associated with the guaranteed minimum death benefit (GMDB) are determined by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating the liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

   . Liabilities associated with the guaranteed minimum income benefit (GMIB) are determined by estimating the expected value of the income benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total expected assessments. The assumptions used for calculating such guaranteed income benefit liabilities are generally consistent with those used for amortizing deferred policy acquisition costs.

For annuities with GMDB, 200 stochastically generated scenarios were used. For annuities with GMIB, we used 1,000 stochastically generated scenarios.

SEPARATE ACCOUNT INVESTMENTS OF ACCOUNT BALANCES OF
CONTRACTS WITH GUARANTEES:

                                                           AS OF DECEMBER 31,
                                                          ---------------------
                                                             2007       2006
($ in thousands)                                          ---------- ----------
Debt securities.......................................... $  494,660 $  456,148
Equity funds.............................................  2,213,164  1,861,762
Other....................................................     80,657     68,810
                                                          ---------- ----------
TOTAL.................................................... $2,788,481 $2,386,720
                                                          ========== ==========

7. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES (CONTINUED)

CHANGES IN GUARANTEED LIABILITY BALANCES:

                                                                 YEAR ENDED
                                                              DECEMBER 31, 2007
                                                              -----------------
                                                               ANNUITY  ANNUITY
                                                                GMDB     GMIB
($ in thousands)                                              --------  -------
Liability balance as of January 1, 2007...................... $ 26,979  $3,568
Incurred.....................................................  (21,813)  2,137
Paid.........................................................   (2,057)     --
                                                              --------  ------
LIABILITY BALANCE AS OF DECEMBER 31, 2007.................... $  3,109  $5,705
                                                              ========  ======

CHANGES IN GUARANTEED LIABILITY BALANCES:

                                                                 YEAR ENDED
                                                              DECEMBER 31, 2006
                                                              ----------------
                                                              ANNUITY   ANNUITY
                                                               GMDB      GMIB
($ in thousands)                                              -------   -------
Liability balance as of January 1, 2006...................... $27,749   $2,474
Incurred.....................................................   1,721    1,094
Paid.........................................................  (2,491)      --
                                                              -------   ------
LIABILITY BALANCE AS OF DECEMBER 31, 2006.................... $26,979   $3,568
                                                              =======   ======

The reinsurance recoverable asset related to the GMDB was $1,335 thousand and $17,139 thousand as of December 31, 2007 and 2006, respectively.

The GMDB and GMIB guarantees are recorded in policy liabilities and accruals on our balance sheet. Changes in the liability are recorded in Policy benefits on our statement of operations. In a manner consistent with our policy for deferred policy acquisition costs, we regularly evaluate estimates used and adjust the additional liability balances, with a related charge or credit to benefit expense if actual experience or other evidence suggests that earlier assumptions should be revised.

We also offer certain variable products with a guaranteed minimum withdrawal benefit (GMWB), a guaranteed minimum accumulation benefit (GMAB) and a guaranteed pay-out annuity floor (GPAF).

The GMWB guarantees the policyholder a minimum amount of withdrawals and benefit payments over time, regardless of the investment performance of the contract, subject to an annual limit. Optional resets are available. In addition, we have introduced a feature for these contracts beginning in the fourth quarter of 2005 that allows the policyholder to receive the guaranteed annual withdrawal amount for as long as they are alive.

The GMAB rider provides the contract holder with a minimum accumulation of their purchase payments deposited within a specific time period, adjusted for withdrawals, after a specified amount of time determined at the time of issuance of the variable annuity contract.

The GPAF rider provides the policyholder with a minimum payment amount if the variable annuity payment falls below this amount on the payment calculation date.

The GMWB, GMAB and GPAF represent embedded derivatives in the variable annuity contracts that are required to be reported separately from the host variable annuity contract. They are carried at fair value and reported in policyholder deposit funds. The fair value of the GMWB, GMAB and GPAF obligation is calculated based on actuarial and capital market assumptions related to the projected cash flows, including benefits and related contract charges, over the lives of the contracts, incorporating expectations concerning policyholder behavior. As markets change, mature and evolve and actual policyholder behavior emerges, management continually evaluates the appropriateness of its assumptions.

7. SEPARATE ACCOUNTS, DEATH BENEFITS AND OTHER INSURANCE BENEFIT FEATURES (CONTINUED)

In order to minimize the volatility associated with the GMWB and GMAB liabilities, we have entered into a contract with Phoenix Life whereby we cede 100% of any claims for these guarantees. Because this contract does not transfer sufficient risk to be accounted for as reinsurance, we use deposit accounting for the contract. As of December 31, 2007 and 2006, the embedded derivative for GMWB and GMAB was immaterial. There were no benefit payments made for the GMWB or GMAB during 2007 or 2006. See Note 10 to these financial statements for more information.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable upon annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the policyholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

ADDITIONAL INSURANCE BENEFITS:

                                                             NET AMOUNT     AVERAGE
                                                  ACCOUNT   AT RISK AFTER ATTAINED AGE
                                                   VALUE     REINSURANCE  OF ANNUITANT
($ in thousands)                                 ---------- ------------- ------------
GMDB return of premium.......................... $1,396,515    $ 5,398         59
GMDB step up....................................  1,761,416     33,481         60
GMDB earnings enhancement benefit (EEB).........     78,136         --         60
GMDB greater of annual step up and roll up......     42,492      3,582         63
                                                 ----------    -------
TOTAL GMDB AT DECEMBER 31, 2007................. $3,278,559    $42,461
                                                 ==========    =======

GMIB............................................ $  696,006                    59
GMAB............................................    381,304                    55
GMWB............................................    202,073                    61
GPAF............................................     36,684                    74
                                                 ----------
TOTAL AT DECEMBER 31, 2007...................... $1,316,067
                                                 ==========

With the return of premium, the death benefit is the greater of current account value or premiums paid (less any adjusted partial withdrawals).

With the step up, the death benefit is the greater of current account value, premiums paid (less any adjusted partial withdrawals) or the annual step up amount prior of the eldest original owner attaining a certain age. On and after the eldest original owner attains that age, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner's attaining that age plus premium payments (less any adjusted partial withdrawals) made since that date.

With EEB, the death benefit is the greater of the premiums paid (less any adjusted partial withdrawals) or the current account value plus the EEB. The EEB is an additional amount designed to reduce the impact of taxes associated with distributing contract gains upon death.

With greater of annual step up and annual roll up, the death benefit is the greater of premium payments (less any adjusted partial withdrawals), the annual step up amount, the annual roll up amount or the current account value prior to the eldest original owner attaining age 81. On and after the eldest original owner attained age 81, the death benefit is the greater of current account value or the death benefit at the end of the contract year prior to the eldest original owner's attained age of 81 plus premium payments (less any adjusted partial withdrawals) made since that date.

Liabilities for universal life are generally determined by estimating the expected value of losses when death benefits exceed revenues and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating these liabilities are consistent with those used for amortizing deferred policy acquisition costs. A single set of best estimate assumptions is used since these insurance benefits do not vary significantly with capital markets volatility. At December 31, 2007 and 2006, we held additional universal life benefit reserves of $25,930 thousand and $8,841 thousand, respectively.

8. FAIR VALUE OF FINANCIAL INSTRUMENTS AND DERIVATIVE INSTRUMENTS

FAIR VALUE OF FINANCIAL INSTRUMENTS

CARRYING AMOUNTS AND ESTIMATED FAIR
VALUES OF FINANCIAL INSTRUMENTS:

                                                AS OF DECEMBER 31,
                                    -------------------------------------------
                                            2007                  2006
                                    --------------------- ---------------------
                                     CARRYING    FAIR      CARRYING    FAIR
                                      VALUE      VALUE      VALUE      VALUE
($ in thousands)                    ---------- ---------- ---------- ----------
Cash and cash equivalents.......... $  108,200 $  108,200 $   47,127 $   47,127
Debt securities....................  1,709,586  1,709,586  2,050,989  2,050,989
Policy loans.......................     22,819     22,819     15,542     15,542
                                    ---------- ---------- ---------- ----------
FINANCIAL ASSETS................... $1,840,605 $1,840,605 $2,113,658 $2,113,658
                                    ========== ========== ========== ==========

Investment contracts............... $1,134,635 $1,139,325 $1,491,367 $1,486,758
                                    ---------- ---------- ---------- ----------
FINANCIAL LIABILITIES.............. $1,134,635 $1,139,325 $1,491,367 $1,486,758
                                    ========== ========== ========== ==========

FAIR VALUE OF INVESTMENT CONTRACTS

We determine the fair value of deferred annuities with an interest guarantee of one year or less at the amount of the policy reserve. In determining the fair value of deferred annuities with interest guarantees greater than one year, we use a discount rate equal to the appropriate U.S. Treasury rate plus 100 basis points to determine the present value of the projected account value of the policy at the end of the current guarantee period.

DERIVATIVE INSTRUMENTS

We maintain an overall interest rate risk-management strategy that primarily incorporates the use of interest rate swaps as hedges of our exposure to changes in interest rates. Our exposure to changes in interest rates primarily results from our commitments to fund interest-sensitive insurance liabilities, as well as from our significant holdings of fixed rate financial instruments.

We recognized an after-tax gain of $0.0 million, $1.2 million and $0.3 million for the years ended December 31, 2007, 2006 and 2005 (reported as other comprehensive income in Statement of Income, Comprehensive Income and Changes in Stockholder's Equity), which represented the change in fair value of interest rate forward swaps which had been designated as cash flow hedges of the forecasted purchase of assets. For changes in the fair value of derivatives that are designated as cash flow hedges of a forecasted transaction, we recognize the change in fair value of the derivative in other comprehensive income. Amounts related to cash flow hedges that are accumulated in other comprehensive income are reclassified into earnings in the same period or periods during which the hedged forecasted transaction (the acquired asset) affects earnings. For the years 2007, 2006 and 2005, we reclassified after-tax gains of $0.0 million, $1.2 million and $0.3 million, respectively, into earnings related to these derivatives.

We held no derivative assets at December 31, 2007 and 2006. See Note 7 to these financial statements for more information on our embedded derivatives related to our variable annuity guarantees.

9. INCOME TAXES

 ALLOCATION OF INCOME TAXES:

                                                     YEAR ENDED DECEMBER 31,
                                                  ----------------------------
                                                    2007      2006      2005
 ($ in thousands)                                 --------  --------  --------
 Income tax expense (benefit) attributable to:
 Current......................................... $(44,715) $(21,403) $(18,313)
 Deferred........................................   48,358    24,419    15,512
                                                  --------  --------  --------
 INCOME TAXES APPLICABLE TO NET INCOME (LOSS)....    3,643     3,016    (2,801)
 Other comprehensive loss........................   (4,898)   (1,121)   (5,558)
                                                  --------  --------  --------
 INCOME TAXES APPLICABLE TO COMPREHENSIVE INCOME
   (LOSS)........................................ $ (1,255) $  1,895  $ (8,359)
                                                  ========  ========  ========
 INCOME TAXES RECOVERED.......................... $(30,557) $(24,094) $(14,288)
                                                  ========  ========  ========

EFFECTIVE INCOME TAX RATE:

                                                      YEAR ENDED DECEMBER 31,
                                                    -------------------------
                                                      2007     2006     2005
($ in thousands)                                    -------  -------  -------
Income before income taxes......................... $19,630  $13,097  $ 1,422
                                                    -------  -------  -------
Income taxes at statutory rate of 35.0%............   6,871    4,584      498
Dividend received deduction........................  (2,778)  (1,572)  (2,924)
Tax interest.......................................       1        1     (378)
Other, net.........................................    (451)       3        3
                                                    -------  -------  -------
APPLICABLE INCOME TAXES (BENEFIT).................. $ 3,643  $ 3,016  $(2,801)
                                                    =======  =======  =======
Effective income tax (benefit) rates...............    18.6%    23.0%  (197.0)%
                                                    =======  =======  =======

DEFERRED INCOME TAX BALANCES ATTRIBUTABLE TO TEMPORARY
DIFFERENCES:

                                                             AS OF DECEMBER 31,
                                                             -----------------
                                                               2007      2006
($ in thousands)                                             --------  --------
Deferred income tax assets:
Future policyholder benefits................................ $140,526  $102,603
Unearned premiums / deferred revenues.......................   15,123    10,817
Investments.................................................    5,948        --
                                                             --------  --------
GROSS DEFERRED INCOME TAX ASSETS............................  161,597   113,420
                                                             --------  --------
Deferred income tax liabilities:
Deferred policy acquisition costs...........................  296,057   207,513
Investments.................................................       --       849
Other.......................................................    5,655     1,712
                                                             --------  --------
GROSS DEFERRED INCOME TAX LIABILITIES.......................  301,712   210,074
                                                             --------  --------
DEFERRED INCOME TAX LIABILITY............................... $140,115  $ 96,654
                                                             ========  ========

We are included in the consolidated federal income tax return filed by PNX and are party to a tax sharing agreement by and among PNX and its subsidiaries. In accordance with this agreement, federal income taxes are allocated as if they had been calculated on a separate company basis, except that benefits for any net operating losses or other tax credits used to offset a tax liability of the consolidated group will be provided to the extent such loss or credit is utilized in the consolidated federal tax return.

We are included in the consolidated federal income tax return filed by PNX. Within the consolidated tax return, we are required by regulations of the Internal Revenue Service (IRS) to segregate the entities into two groups: life insurance companies and non-life insurance companies. We are limited as to the amount of any operating losses from the non-life group that can be offset against taxable income of the life group. These limitations may affect the amount of any operating loss carryovers that we have now or in the future.

We have determined, based on our earnings and projected future taxable income, that it is more likely than not that deferred income tax assets at December 31, 2007 and 2006 will be realized.

As of December 31, 2007, we had current taxes receivable of $10,184 thousand.

We adopted the provisions of FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" (FIN 48), on January 1, 2007. As a result of the implementation of FIN 48, we recognized a decrease in reserves for uncertain tax benefits through a cumulative effect adjustment of approximately $1,000 thousand, which was accounted for as a reduction to the January 1, 2007 balance of retained earnings. Including the cumulative effect adjustment, we had approximately $1,840 thousand of total gross unrecognized tax benefits as of January 1, 2007. The entire amount of unrecognized tax benefits would, if recognized, impact the annual effective rate upon recognition.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

RECONCILIATION OF THE BEGINNING AND ENDING AMOUNT OF
UNRECOGNIZED TAX BENEFITS:

($ in thousands)
Balance at January 1, 2007............................................. $1,840
Reductions for tax positions of prior years............................   (975)
Settlements with taxing authorities....................................   (340)
                                                                        ------
BALANCE AT DECEMBER 31, 2007........................................... $  525
                                                                        ======

Based upon the timing and status of our current examinations by taxing authorities, we do not believe that it is reasonably possible that any changes to the balance of unrecognized tax benefits occurring in the next 12 months will result in a significant change to the results of operations, financial condition or liquidity. In addition, we do not anticipate that there will be additional payments made or refunds received within the next 12 months with respect to the years under audit. We do not anticipate any increases to the unrecognized tax benefits that would have a significant impact on the financial position of the company.

Our federal income tax returns are routinely audited by the IRS. We are no longer subject to income tax examinations by federal authorities for tax years prior to 2004. Our U.S. federal income tax returns for 2004 and 2005 are currently being examined. We do not believe that the examination will result in a material change in our financial position. We are not currently under audit with any state taxing authorities.

We recognize interest and penalties related to amounts accrued on uncertain tax positions and amounts paid or refunded from federal and state income tax authorities in tax expense. The interest and penalties recorded during the twelve month periods ending December 31, 2006 and 2007 were not material. We did not have an accrual for the payment of interest and penalties as of December 31, 2007.

10. RELATED PARTY TRANSACTIONS

Capital Contributions

During the year ended December 31, 2007, we received $49,984 thousand in capital contributions from Phoenix Life, of which $25,000 thousand was in cash and $24,984 was in securities.

Related Party Transactions

The amounts included in the following discussion are gross expenses, before deferrals for policy acquisition costs.

Phoenix Life provides services and facilities to us and is reimbursed through a cost allocation process. The expenses allocated to us were $270,394 thousand, $203,521 thousand and $108,701 thousand for the years ended December 31, 2007, 2006 and 2005, respectively. Amounts payable to Phoenix Life were $11,767 thousand and $18,650 thousand as of December 31, 2007 and 2006, respectively.

During 2006, we entered into a contract with Phoenix Life whereby we cede to Phoenix Life the liabilities related to certain guarantees on our annuity products. Because this contract does not transfer sufficient risk to qualify for reinsurance accounting, we account for ceded liabilities as a deposit asset. The asset on deposit with Phoenix Life was $3,051 thousand and $220 thousand at December 31, 2007 and 2006, respectively. This amount is included in our balance sheet in other general account assets. Amounts due to Phoenix Life under this contract were $336 thousand and $215 thousand at December 31, 2007 and 2006, respectively.

Phoenix Investment Partners Ltd. (PXP), an indirect wholly-owned subsidiary of PNX, through its affiliated registered investment advisors, provides investment advisory services to us for a fee. Investment advisory fees incurred by us for management of general account assets under this arrangement were $2,172 thousand, $2,439 thousand and $2,993 thousand for the years ended December 31, 2007, 2006 and 2005, respectively. Amounts payable to the affiliated investment advisors were $15 thousand and $106 thousand, as of December 31, 2007 and 2006, respectively. Through July 2007 PXP provided investment advisory services to the variable product separate accounts. They received variable product separate account fees on our behalf, retained a portion of those fees, for services provided, and forward the remainder to us. Amounts receivable from PXP for those fees were $0 thousand and $245 thousand as of December 31, 2007 and 2006, respectively. The variable product separate account fees retained by PXP were $271 thousand, $684 thousand and $697 thousand for 2007, 2006 and 2005, respectively.

Effective August 2007, Phoenix Variable Advisors, Inc. (PVA), an indirect wholly-owned subsidiary of Phoenix Life, became the investment advisor for the variable product separate accounts. They receive variable product separate account fees on our behalf and forward them to us, net of sub-advisory fees they paid. Amounts receivable from PVA for those fees were $276 thousand as of December 31, 2007.

Phoenix Equity Planning Corporation (PEPCO), a wholly-owned subsidiary of PXP, is the principal underwriter of our annuity contracts. Until May 31, 2004, contracts could be purchased through registered representatives of our former affiliate, W.S. Griffith Securities, Inc. (Griffith). Other outside broker-dealers are licensed to sell our annuity contracts as well. We incurred commissions for contracts underwritten by PEPCO of $48,331 thousand, $38,062 thousand and $35,422 thousand for the years ended December 31, 2007, 2006 and 2005, respectively. Amounts payable to PEPCO were $2,269 thousand and $278 thousand as of December 31, 2007 and 2006, respectively.

Phoenix Life pays commissions to producers who sell our non-registered life and annuity products. Commissions paid by Phoenix Life on our behalf were $159,847 thousand, $105,993 thousand and $54,927 thousand for the years ended
December 31, 2007, 2006 and 2005, respectively. Amounts payable to Phoenix Life were $13,684 thousand and $4,187 thousand as of December 31, 2007 and 2006, respectively.

PREMIUM PROCESSING SERVICES

We provide payment processing services for Phoenix Life, wherein we receive deposits on Phoenix Life annuity contracts, and forward those payments to Phoenix Life. During 2006, we began including life insurance premiums in this service. In connection with this service, at December 31, 2007 and 2006, we had amounts due to Phoenix Life of $416 thousand and $1,914 thousand, respectively. We do not charge any fees for this service.

We also provide payment processing services for Phoenix Life and Annuity, a wholly-owned indirect subsidiary of Phoenix Life, wherein we receive deposits on certain Phoenix Life and Annuity annuity contracts, and forward those payments to Phoenix Life and Annuity. During 2006, we began including life insurance premiums in this service. In connection with this service, at December 31, 2007 and 2006, we had amounts due to Phoenix Life and Annuity of $482 thousand and $16 thousand, respectively. We do not charge any fees for this service.

In certain instances Phoenix Life and Phoenix Life and Annuity may receive premiums on behalf of PHLVIC. Amounts due from Phoenix Life were $237 thousand and $71 thousand as of December 31, 2007 and 2006, respectively. Amounts due from Phoenix Life and Annuity were $15 thousand and $0 thousand as of December 31, 2007 and 2006, respectively.

11. EMPLOYEE BENEFIT PLANS AND EMPLOYMENT AGREEMENTS

PNX has a non-contributory, defined benefit pension plan covering substantially all of its employees and those of its subsidiaries. Retirement benefits are a function of both years of service and level of compensation. PNX also sponsors a non-qualified supplemental defined benefit plan to provide benefits in excess of amounts allowed pursuant to the Internal Revenue Code. PNX's funding policy is to contribute annually an amount equal to at least the minimum required contribution in accordance with minimum funding standards established by the Employee Retirement Income Security Act of 1974 (ERISA). Contributions are intended to provide for benefits attributable not only to service to date, but to service expected to be conferred in the future.

PNX sponsors pension and savings plans for its employees, and employees and agents of its subsidiaries. The qualified plans comply with requirements established by ERISA and excess benefit plans provide for that portion of pension obligations, which is in excess of amounts permitted by ERISA. PNX also provides certain health care and life insurance benefits for active and retired employees. We incur applicable employee benefit expenses through the process of cost allocation by PNX.

In addition to its pension plans, PNX currently provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans which it sponsors. A substantial portion of PNX's affiliate employees may become eligible for these benefits upon retirement. The health care plans have varying co-payments and deductibles, depending on the plan. These plans are unfunded.

Applicable information regarding the actuarial present value of vested and non-vested accumulated plan benefits, and the net assets of the plans available for benefits is omitted, as the information is not separately calculated for our participation in the plans. PNX, the plan sponsor, established an accrued liability and amounts attributable to us have been allocated. The amount of such allocated benefits is not significant to the financial statements.

12. OTHER COMPREHENSIVE INCOME

SOURCES OF OTHER COMPREHENSIVE INCOME:

                                                             YEAR ENDED DECEMBER 31,
                                             -------------------------------------------------------
                                                    2007              2006               2005
                                             -----------------  ----------------  ------------------
                                               GROSS     NET     GROSS     NET      GROSS      NET
($ in thousands)                             --------  -------  -------  -------  --------  --------
Unrealized gains (losses) on investments.... $(36,769) $(6,995) $ 7,264  $ 1,516  $(64,713) $(16,569)
Net realized investment gains (losses)
  on available-for-sale securities
  included in net income....................   (4,649)  (2,100)  (4,298)  (2,793)   10,127     6,583
                                             --------  -------  -------  -------  --------  --------
Net unrealized investment gains (losses)....  (41,418)  (9,095)   2,966   (1,277)  (54,586)   (9,986)
Net unrealized losses on derivative
  instruments...............................       --       --   (1,241)    (807)     (516)     (335)
                                             --------  -------  -------  -------  --------  --------
Other comprehensive income (loss)...........  (41,418) $(9,095)   1,725  $(2,084)  (55,102) $(10,321)
                                             --------  =======  -------  =======  --------  ========
Applicable deferred policy acquisition cost
  amortization..............................  (27,425)            4,930            (39,223)
Applicable deferred income tax benefit......   (4,898)           (1,121)            (5,558)
                                             --------           -------           --------
Offsets to other comprehensive income.......  (32,323)            3,809            (44,781)
                                             --------           -------           --------
OTHER COMPREHENSIVE LOSS.................... $ (9,095)          $(2,084)          $(10,321)
                                             ========           =======           ========

COMPONENTS OF ACCUMULATED OTHER COMPREHENSIVE
INCOME:

                                                           AS OF DECEMBER 31,
                                                 -------------------------------------
                                                        2007                2006
                                                 ------------------  -----------------
                                                   GROSS      NET      GROSS     NET
($ in thousands)                                 --------  --------  --------  -------
Unrealized losses on investments................ $(56,002) $(11,784) $(14,584) $(2,689)
Unrealized gains on derivative instruments......       --        --        --       --
                                                 --------  --------  --------  -------
Accumulated other comprehensive loss............  (56,002) $(11,784)  (14,584) $(2,689)
                                                 --------  ========  --------  =======
Applicable deferred policy acquisition costs....  (37,873)            (10,448)
Applicable deferred income taxes................   (6,345)             (1,447)
                                                 --------            --------
Offsets to other comprehensive income...........  (44,218)            (11,895)
                                                 --------            --------
ACCUMULATED OTHER COMPREHENSIVE LOSS............ $(11,784)           $ (2,689)
                                                 ========            ========

13. STATUTORY FINANCIAL INFORMATION AND REGULATORY MATTERS

We are required to file annual statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by such authorities. The State of Connecticut Insurance Department (the Department) has adopted the National Association of Insurance Commissioners' (the NAIC's) Accounting Practices and Procedures manual effective January 1, 2001 (NAIC SAP) as a component of its prescribed or permitted statutory accounting practices. As of December 31, 2007, 2006 and 2005, the Department has not prescribed or permitted us to use any accounting practices that would materially deviate from NAIC SAP. Statutory surplus differs from equity reported in accordance with GAAP primarily because policy acquisition costs are expensed when incurred, investment reserves are based on different assumptions, life insurance reserves are based on different assumptions and income taxes are recorded in accordance with the Statement of Statutory Accounting Principles No. 10, Income Taxes, which limits deferred income tax assets based on admissibility tests.

Connecticut Insurance Law requires that Connecticut life insurers report their risk-based capital. Risk-based capital is based on a formula calculated by applying factors to various assets, premium and statutory reserve items. The formula takes into account the risk characteristics of the insurer, including asset risk, insurance risk, interest rate risk and business risk. Connecticut Insurance Law gives the Connecticut Commissioner of Insurance explicit regulatory authority to require various actions by, or take various actions against, insurers whose total adjusted capital does not exceed certain risk-based capital levels. Our risk-based capital was in excess of 350% of Company Action Level (the level where a life insurance enterprise must submit a comprehensive plan to state insurance regulators) as of December 31, 2007 and 2006.

STATUTORY FINANCIAL DATA:

                                                              AS OF OR FOR THE YEAR
                                                               ENDED DECEMBER 31,
                                                          -----------------------------
                                                             2007      2006      2005
($ in thousands)                                          ---------  --------  --------
Statutory capital and surplus............................ $ 167,436  $220,342  $264,825
Asset valuation reserve..................................    14,774    14,320     5,575
                                                          ---------  --------  --------
STATUTORY CAPITAL, SURPLUS AND ASSET VALUATION RESERVE... $ 182,210  $234,662  $270,400
                                                          =========  ========  ========
STATUTORY GAIN (LOSS) FROM OPERATIONS.................... $ (98,589) $(33,094) $ 12,251
                                                          =========  ========  ========
STATUTORY NET INCOME (LOSS).............................. $(102,297) $(33,994) $ 12,749
                                                          =========  ========  ========

The Connecticut Insurance Holding Company Act limits the maximum amount of annual dividends and other distributions in any 12-month period to stockholders of Connecticut domiciled insurance companies without prior approval of the Insurance Commissioner. Under current law, we cannot make any dividend distribution during 2008 without prior approval.

14. CONTINGENT LIABILITIES

Litigation and Arbitration

We are regularly involved in litigation and arbitration, both as a defendant and as a plaintiff. The litigation and arbitration naming us as a defendant ordinarily involves our activities as an insurer, investor, or taxpayer. It is not feasible to predict or determine the ultimate outcome of all legal or arbitration proceedings or to provide reasonable ranges of potential losses. We believe that the outcomes of our litigation and arbitration matters are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation and arbitration, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operations or cash flows in particular quarterly or annual periods.

Regulatory Matters

State regulatory bodies, the Securities and Exchange Commission (SEC), the National Association of Securities Dealers, Inc. (NASD) and other regulatory bodies regularly make inquiries of us and, from time to time, conduct examinations or investigations concerning our compliance with, among other things, insurance laws and securities laws. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted.

In addition, federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by Phoenix Life and its subsidiaries with securities and other laws and regulations affecting their registered products. We endeavor to respond to such inquiries in an appropriate way and to take corrective action if warranted. There has been a significant increase in federal and state regulatory activity relating to financial services companies, with a number of recent regulatory inquiries focusing on late-trading, market timing and valuation issues. Our products entitle us to impose restrictions on transfers between separate account sub-accounts associated with our variable products.

In 2005, the Boston District Office of the SEC completed a compliance examination of certain of PNX's affiliates that are registered under the Investment Company Act of 1940 or the Investment Advisers Act of 1940. Following the examination, the staff of the Boston District Office issued a deficiency letter primarily focused on perceived weaknesses in procedures for monitoring trading to prevent market timing activity. The staff requested PNX to conduct an analysis as to whether shareholders, policyholders and contract holders who invested in the funds that may have been affected by undetected market timing activity had suffered harm and to advise the staff whether PNX believes reimbursement is necessary or appropriate under the circumstances. A third party was retained to assist PNX in preparing the analysis. Based on this analysis, PNX advised the SEC that it does not believe that reimbursement is appropriate.

Over the past several years, a number of companies have announced settlements of enforcement actions with various regulatory agencies, primarily the SEC and the New York Attorney General's Office. While no such action has been initiated against us, it is possible that one or more regulatory agencies may pursue this type of action against us in the future. Financial services companies have also been the subject of broad industry inquiries by state regulators and attorneys general which do not appear to be company-specific.

These types of regulatory actions may be difficult to assess or quantify, may seek recovery of indeterminate amounts, including punitive and treble damages, and the nature and magnitude of their outcomes may remain unknown for substantial periods of time. While it is not feasible to predict or determine the ultimate outcome of all pending inquiries, investigations, legal proceedings and other regulatory actions, or to provide reasonable ranges of potential losses, we believe that their outcomes are not likely, either individually or in the aggregate, to have a material adverse effect on our financial condition. However, given the large or indeterminate amounts sought in certain of these actions and the inherent unpredictability of regulatory matters, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on our results of operation or cash flows in particular quarterly or annual periods.